UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 through June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March, as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked one of the single worst days in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. The Russell 2000 Index returned -6.73% for the twelve month reporting period, while the Russell 2000 Growth Index returned -10.75% and the Russell 2000 Value Index returned -2.58%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.42)%
Russell 2000 Growth Index	(10.75)%

Net Assets as of 6/30/16 (In Thousands)	$152,906

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care sector and financials sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tailored Brands Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Tailored Brands, an apparel retail chain operator, fell on lower than expected quarterly earnings and revenue. Shares of Nimble Storage, a provider of data flash storage, declined on lower than expected quarterly earnings and the company’s forecast for continued weakness in earnings and revenue. Shares of Barracuda, a provider of data security technology, fell amid competitive pressure in the cloud storage sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Lennox International Inc. and Pool Corp. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Lennox International, a maker of heating and air conditioning systems, rose on better than expected earnings and an increase in its quarterly dividend. Shares of Pool, a distributor of swimming pool supplies, rose on better than expected quarterly results and the company’s positive earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Monolithic Power Systems, Inc.	1.5%
2.	HEICO Corp.	1.4
3.	Boyd Gaming Corp.	1.4
4.	2U, Inc.	1.3
5.	Carlisle Cos., Inc.	1.3
6.	Envestnet, Inc.	1.3
7.	Acadia Healthcare Co., Inc.	1.3
8.	Masonite International Corp.	1.3
9.	Lennox International, Inc.	1.3
10.	Guidewire Software, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Health Care	23.5
Industrials	18.4
Consumer Discretionary	14.5
Financials	8.5
Consumer Staples	3.5
Materials	1.6
Energy	1.6
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(18.91)%	5.26%	5.06%
Without Sales Charge		(14.42)	6.41	5.63
CLASS C SHARES	January 7, 1998
With CDSC**		(15.86)	5.87	5.04
Without CDSC		(14.86)	5.87	5.04
SELECT CLASS SHARES	April 5, 1999	(14.23)	6.72	5.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.97)%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2016 (In Thousands)	$164,636

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services sector and its overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dynegy Inc., Unisys Corp. and Blucora Inc. Shares of Dynegy, an electric utility company, fell amid a trend away from coal-fired power plants. Shares of Unisys, an information technology provider, fell on declining revenue and an increased competition in its business lines. Shares of Blucora, a financial solutions provider, fell amid plans to sell its InfoSpace online search business and transform itself into a financial services technology provider.

Leading individual contributors to relative performance included the Fund’s overweight positions in Hawaiian Holdings Inc., Heartware International Inc. and Talen Energy Corp. Shares of Hawaiian Holdings, owner operator of Hawaiian Airlines, rose on investor expectations of continued growth. Shares of Heartware International, a medical device maker, rose following a $1.1 billion takeover offer from Medtronic PLC. Shares of Talen Energy, an electric utility company, rose on news that it would be acquired by private equity firm Riverstone Holdings LLC for an estimated $1.8 billion.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cash America International, Inc.	1.2%
2.	Take-Two Interactive Software, Inc.	1.1
3.	Vectrus, Inc.	1.1
4.	Sanmina Corp.	1.1
5.	Quad/Graphics, Inc.	1.0
6.	HeartWare International, Inc.	1.0
7.	Portland General Electric Co.	1.0
8.	Bloomin’ Brands, Inc.	1.0
9.	Talen Energy Corp.	1.0
10.	Molina Healthcare, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.5%
Industrials	17.4
Information Technology	17.0
Health Care	12.7
Consumer Discretionary	10.3
Materials	3.9
Utilities	3.9
Energy	3.1
Consumer Staples	2.6
Telecommunication Services	0.9
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(13.78)%	8.07%	5.66%
Without Sales Charge		(9.01)	9.25	6.23
CLASS C SHARES	May 31, 2016
With CDSC**		(10.05)	9.24	6.23
Without CDSC		(9.05)	9.24	6.23
CLASS R6 SHARES	May 31, 2016	(8.97)	9.26	6.24
SELECT CLASS SHARES	January 1, 1997	(8.97)	9.26	6.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.10%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2015 (In Thousands)	$3,448,930

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and underweight position in the health care sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Waste Connections Inc., Toro Co. and Idexx Laboratories Inc., none of which were held in the Benchmark. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd. Shares of Toro, a maker of lawn mowers and lawn care products, rose on better than expected quarterly earnings. Shares of Idexx Laboratories, a provider of veterinary products and services, rose on better than expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hanger Inc., Realogy Holdings Corp. and Ascent Capital Group Inc. Shares of Hanger, a provider of orthopedic and prosthetic care and services, fell after the company delayed filing its financial statements and said it would restate prior financial reports due to accounting errors. Shares of Realogy Holdings, a real estate brokerage franchisor not held in the Benchmark, fell on lower than expected revenue and a weak earnings forecast. Shares of Ascent Capital Group, a provider of electronic home security monitoring, fell on a decline in customer subscription rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.5%
2.	Spectrum Brands Holdings, Inc.	2.4
3.	AptarGroup, Inc.	2.3
4.	IDEXX Laboratories, Inc.	1.9
5.	Patterson-UTI Energy, Inc.	1.8
6.	Pool Corp.	1.8
7.	West Pharmaceutical Services, Inc.	1.7
8.	Crown Holdings, Inc.	1.6
9.	National Retail Properties, Inc.	1.6
10.	Brinker International, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.6%
Industrials	19.5
Consumer Discretionary	14.4
Health Care	11.8
Information Technology	10.5
Materials	5.7
Consumer Staples	4.1
Energy	3.6
Utilities	2.8
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(4.22)%	10.16%	9.25%
Without Sales Charge		1.10	11.35	9.84
CLASS C SHARES	February 19, 2005
With CDSC**		(0.37)	10.80	9.30
Without CDSC		0.63	10.80	9.30
CLASS R2 SHARES	November 3, 2008	0.85	11.07	9.63
CLASS R5 SHARES	May 15, 2006	1.62	11.91	10.39
CLASS R6 SHARES	May 31, 2016	1.62	11.91	10.39
SELECT CLASS SHARES	May 7, 1996	1.41	11.68	10.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.17)%
Russell 2000 Growth Index	(10.75)%

Net Assets as of 6/30/2016 (In Thousands)	$1,037,138

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tailored Brands Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Tailored Brands, an apparel retail chain operator, fell on lower than expected quarterly earnings and revenue. Shares of Nimble Storage, a provider of data flash storage, declined on lower than expected quarterly earnings and the company’s forecast for continued weakness in earnings and revenue. Shares of Barracuda, a provider of data security technology, fell amid competitive pressure in the cloud storage sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Lennox International Inc. and Pool Corp. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Lennox International, a maker of heating and air conditioning systems, rose on better than expected earnings and an increase in its quarterly dividend. Shares of Pool, a distributor of swimming pool supplies, rose on better than expected quarterly results and the company’s positive earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Monolithic Power Systems, Inc.	1.5%
2.	HEICO Corp.	1.4
3.	Boyd Gaming Corp.	1.4
4.	2U, Inc.	1.3
5.	Carlisle Cos., Inc.	1.3
6.	Envestnet, Inc.	1.3
7.	Acadia Healthcare Co., Inc.	1.3
8.	Masonite International Corp.	1.3
9.	Lennox International, Inc.	1.3
10.	Guidewire Software, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Health Care	23.4
Industrials	18.5
Consumer Discretionary	14.4
Financials	8.5
Consumer Staples	3.5
Materials	1.6
Energy	1.6
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		(18.66)%	5.50%	6.12%
Without Sales Charge		(14.17)	6.64	6.69
CLASS C SHARES	November 4, 1997
With CDSC**		(15.59)	6.11	6.11
Without CDSC		(14.59)	6.11	6.11
CLASS R2 SHARES	November 3, 2008	(14.34)	6.38	6.43
CLASS R6 SHARES	November 30, 2010	(13.69)	7.18	7.17
INSTITUTIONAL CLASS SHARES	February 19, 2005	(13.83)	7.07	7.11
SELECT CLASS SHARES	March 26, 1996	(13.92)	6.92	6.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.32)%
Russell 2000 Value Index	(2.58)%

Net Assets as of 6/30/2016 (In Thousands)	$1,753,332

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the producer durables and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in CoreSite Realty Inc., Central Garden & Pet Co. and Children’s Place Retail Stores Inc. Shares of CoreSite Realty, a data center real estate investment trust not held in the Benchmark, rose on better than expected quarterly earnings. Shares of Central Garden & Pet, a manufacturer and distributor of garden and pet supplies, rose on earnings and revenue growth. Shares of Children’s Place, an apparel retail chain, rose on better than expected quarterly earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Stone Energy Corp., Unisys Corp. and Penn Virginia Corp. Shares of Stone Energy and Penn Virginia, both oil and gas producers, fell amid continued weakness in global energy prices. Shares of Unisys, an information technology provider, fell on declining revenue and an increased competition in its business lines.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	DCT Industrial Trust, Inc.	1.3%
2.	DigitalGlobe, Inc.	1.2
3.	Tech Data Corp.	1.1
4.	Westamerica Bancorporation	1.1
5.	CYS Investments, Inc.	1.0
6.	REX American Resources Corp.	1.0
7.	FTI Consulting, Inc.	1.0
8.	Children’s Place, Inc. (The)	1.0
9.	EMCOR Group, Inc.	1.0
10.	ACCO Brands Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	39.7%
Industrials	14.3
Information Technology	10.8
Consumer Discretionary	9.1
Utilities	7.3
Health Care	5.0
Materials	4.5
Energy	4.5
Consumer Staples	2.5
Telecommunication Services	0.7
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(7.67)%	7.62%	5.35%
Without Sales Charge		(2.54)	8.79	5.92
CLASS C SHARES	March 22, 1999
With CDSC**		(4.16)	8.13	5.28
Without CDSC		(3.16)	8.13	5.28
CLASS R2 SHARES	November 3, 2008	(2.78)	8.51	5.66
CLASS R5 SHARES	May 15, 2006	(2.21)	9.16	6.29
CLASS R6 SHARES	February 22, 2005	(2.07)	9.25	6.35
SELECT CLASS SHARES	January 27, 1995	(2.32)	9.06	6.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 prior to their inception date are based on the performance of the Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(6.48)%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2016 (In Thousands)	$1,323,312

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in CoreSite Realty Corp., The Children’s Place Retail Stores Inc. and Take-Two Interactive Software Inc. Shares of CoreSite Realty, a data center real estate investment trust, rose on better than expected quarterly earnings. Shares of Children’s Place, an apparel retail chain, rose on better than expected quarterly earnings and revenue. Shares of Take-Two Interactive, a developer and publisher of interactive games and entertainment, rose on better than expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Unisys Corp., Outerwall Inc. and Iconix Brand Group Inc. Shares of Unisys, an information technology provider, fell on declining revenue and increased competition in its business lines. Shares of Outerwall, a provider of automated retail technologies, fell on a decline in revenue and competitive pressure in its movie and game rental business. Shares of Iconix Brands, a manager of brand name apparel, declined after the company issued a weak earnings forecast and reported lower than expected quarterly revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Take-Two Interactive Software, Inc.	1.4%
2.	CoreSite Realty Corp.	1.3
3.	DigitalGlobe, Inc.	1.3
4.	Outerwall, Inc.	1.2
5.	Children’s Place, Inc. (The)	1.2
6.	REX American Resources Corp.	1.2
7.	Aspen Technology, Inc.	1.1
8.	Darling Ingredients, Inc.	1.0
9.	FCB Financial Holdings, Inc., Class A	1.0
10.	ACCO Brands Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Information Technology	17.8
Industrials	13.8
Consumer Discretionary	13.3
Health Care	13.2
Utilities	4.0
Materials	3.8
Energy	3.3
Consumer Staples	3.0
Telecommunication Services	1.0
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(11.75)%	8.39%	6.13%
Without Sales Charge		(6.86)	9.57	6.70
CLASS C SHARES	November 1, 2007
With CDSC**		(8.35)	9.02	6.25
Without CDSC		(7.35)	9.02	6.25
CLASS R2 SHARES	November 1, 2011	(7.09)	9.33	6.59
CLASS R6 SHARES	November 1, 2011	(6.39)	10.11	7.18
INSTITUTIONAL CLASS SHARES	November 4, 1993	(6.48)	10.03	7.14
SELECT CLASS SHARES	September 10, 2001	(6.63)	9.84	6.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
17	Pool Corp.	1,600

	Hotels, Restaurants & Leisure — 3.8%
116	Boyd Gaming Corp. (a)	2,141
38	La Quinta Holdings, Inc. (a)	431
37	Texas Roadhouse, Inc.	1,699
11	Vail Resorts, Inc.	1,554

		5,825

	Household Durables — 0.6%
77	TRI Pointe Group, Inc. (a)	904

	Internet & Catalog Retail — 1.0%
39	Wayfair, Inc., Class A (a)	1,537

	Multiline Retail — 1.0%
59	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,475

	Specialty Retail — 5.2%
24	Burlington Stores, Inc. (a)	1,601
22	Lithia Motors, Inc., Class A	1,586
17	Monro Muffler Brake, Inc.	1,073
29	Penske Automotive Group, Inc.	916
54	Sally Beauty Holdings, Inc. (a)	1,579
40	Tailored Brands, Inc.	509
24	Vitamin Shoppe, Inc. (a)	729

		7,993

	Textiles, Apparel & Luxury Goods — 1.9%
27	G-III Apparel Group Ltd. (a)	1,237
41	Kate Spade & Co. (a)	835
40	Wolverine World Wide, Inc.	807

		2,879

	Total Consumer Discretionary	22,213

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.5%
10	Casey’s General Stores, Inc.	1,278
42	Performance Food Group Co. (a)	1,125
60	Sprouts Farmers Market, Inc. (a)	1,385

		3,788

	Food Products — 1.0%
106	Freshpet, Inc. (a)	985
19	Snyder’s-Lance, Inc.	633

		1,618

	Total Consumer Staples	5,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
33	Delek U.S. Holdings, Inc.	435
11	Diamondback Energy, Inc. (a)	1,027
28	RSP Permian, Inc. (a)	962

	Total Energy	2,424

	Financials — 8.6%
	Banks — 2.7%
37	PrivateBancorp, Inc.	1,631
8	Signature Bank (a)	967
31	Texas Capital Bancshares, Inc. (a)	1,431

		4,029

	Capital Markets — 2.9%
39	Evercore Partners, Inc., Class A	1,739
51	Financial Engines, Inc.	1,317
137	PennantPark Investment Corp.	939
44	WisdomTree Investments, Inc.	429

		4,424

	Real Estate Investment Trusts (REITs) — 1.4%
34	CubeSmart	1,047
22	Highwoods Properties, Inc.	1,137

		2,184

	Real Estate Management & Development — 1.2%
44	RE/MAX Holdings, Inc., Class A	1,769

	Thrifts & Mortgage Finance — 0.4%
37	BofI Holding, Inc. (a)	658

	Total Financials	13,064

	Health Care — 23.6%
	Biotechnology — 8.8%
20	ACADIA Pharmaceuticals, Inc. (a)	656
28	Acceleron Pharma, Inc. (a)	957
82	Arrowhead Pharmaceuticals, Inc. (a)	439
37	Axovant Sciences Ltd., (Bermuda) (a)	471
64	Bellicum Pharmaceuticals, Inc. (a)	833
46	Coherus Biosciences, Inc. (a)	770
63	Exact Sciences Corp. (a)	770
32	FibroGen, Inc. (a)	521
119	Halozyme Therapeutics, Inc. (a)	1,030
70	Ignyta, Inc. (a)	378
58	Insmed, Inc. (a)	573
26	Kite Pharma, Inc. (a)	1,322
24	Neurocrine Biosciences, Inc. (a)	1,091
41	Portola Pharmaceuticals, Inc. (a)	968
24	REGENXBIO, Inc. (a)	194

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
21	Sage Therapeutics, Inc. (a)	646
19	Spark Therapeutics, Inc. (a)	978
9	Ultragenyx Pharmaceutical, Inc. (a)	456
42	Versartis, Inc. (a)	462

		13,515

	Health Care Equipment & Supplies — 5.2%
153	GenMark Diagnostics, Inc. (a)	1,332
32	Insulet Corp. (a)	958
70	K2M Group Holdings, Inc. (a)	1,090
24	Nevro Corp. (a)	1,736
170	Novadaq Technologies, Inc., (Canada) (a)	1,672
132	Syneron Medical Ltd., (Israel) (a)	1,019
60	Unilife Corp. (a)	197

		8,004

	Health Care Providers & Services — 3.8%
36	Acadia Healthcare Co., Inc. (a)	1,982
39	Surgical Care Affiliates, Inc. (a)	1,876
17	WellCare Health Plans, Inc. (a)	1,874

		5,732

	Health Care Technology — 2.4%
96	Evolent Health, Inc., Class A (a)	1,837
55	Veeva Systems, Inc., Class A (a)	1,883

		3,720

	Pharmaceuticals — 3.4%
88	Horizon Pharma plc (a)	1,447
66	Nektar Therapeutics (a)	935
38	Revance Therapeutics, Inc. (a)	517
48	Sagent Pharmaceuticals, Inc. (a)	714
179	TherapeuticsMD, Inc. (a)	1,517

		5,130

	Total Health Care	36,101

	Industrials — 18.5%
	Aerospace & Defense — 2.2%
33	HEICO Corp.	2,181
29	Hexcel Corp.	1,214

		3,395

	Air Freight & Logistics — 0.5%
28	XPO Logistics, Inc. (a)	722

	Building Products — 6.8%
66	Advanced Drainage Systems, Inc.	1,797
33	Caesarstone Ltd., (Israel) (a)	1,152
30	Fortune Brands Home & Security, Inc.	1,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — continued
14	Lennox International, Inc.	1,944
29	Masonite International Corp. (a)	1,945
42	Trex Co., Inc. (a)	1,892

		10,485

	Electrical Equipment — 1.2%
7	Acuity Brands, Inc.	1,799

	Industrial Conglomerates — 1.3%
19	Carlisle Cos., Inc.	2,015

	Machinery — 3.5%
22	Graco, Inc.	1,706
31	John Bean Technologies Corp.	1,884
16	Middleby Corp. (The) (a)	1,825

		5,415

	Road & Rail — 1.0%
25	Old Dominion Freight Line, Inc. (a)	1,503

	Trading Companies & Distributors — 2.0%
52	Rush Enterprises, Inc., Class A (a)	1,127
13	Watsco, Inc.	1,893

		3,020

	Total Industrials	28,354

	Information Technology — 26.4%
	Communications Equipment — 0.5%
40	Ciena Corp. (a)	758

	Internet Software & Services — 11.2%
70	2U, Inc. (a)	2,046
40	Benefitfocus, Inc. (a)	1,521
41	Cornerstone OnDemand, Inc. (a)	1,568
9	CoStar Group, Inc. (a)	1,905
21	Demandware, Inc. (a)	1,563
60	Envestnet, Inc. (a)	2,001
57	GoDaddy, Inc., Class A (a)	1,792
53	GrubHub, Inc. (a)	1,635
36	Instructure, Inc. (a)	675
14	Marketo, Inc. (a)	501
52	Shopify, Inc., (Canada), Class A (a)	1,609
9	Twilio, Inc., Class A (a)	345

		17,161

	Semiconductors & Semiconductor Equipment — 5.6%
41	Cavium, Inc. (a)	1,579
49	Inphi Corp. (a)	1,568
43	MACOM Technology Solutions Holdings, Inc. (a)	1,430
41	MKS Instruments, Inc.	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
33	Monolithic Power Systems, Inc.	2,252

		8,585

	Software — 8.7%
44	Atlassian Corp. plc, (Australia), Class A (a)	1,127
19	Fleetmatics Group plc, (Ireland) (a)	829
31	Guidewire Software, Inc. (a)	1,940
21	HubSpot, Inc. (a)	918
30	Imperva, Inc. (a)	1,296
28	Proofpoint, Inc. (a)	1,780
71	RingCentral, Inc., Class A (a)	1,399
11	Tableau Software, Inc., Class A (a)	561
15	Take-Two Interactive Software, Inc. (a)	569
6	Tyler Technologies, Inc. (a)	927
72	Zendesk, Inc. (a)	1,907

		13,253

	Technology Hardware, Storage & Peripherals — 0.4%
81	Nimble Storage, Inc. (a)	643

	Total Information Technology	40,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Construction Materials — 1.7%
23	Eagle Materials, Inc.	1,746
38	Summit Materials, Inc., Class A (a)	780

	Total Materials	2,526

	Total Common Stocks (Cost $111,134)	150,488

Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,180	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $3,180)	3,180

	Total Investments — 100.5% (Cost $114,314)	153,668
	Liabilities in Excess of Other Assets — (0.5)%	(762)

	NET ASSETS — 100.0%	$152,906

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 10.2%
	Auto Components — 2.2%
34	American Axle & Manufacturing Holdings, Inc. (a)	486
42	Cooper Tire & Rubber Co.	1,241
15	Cooper-Standard Holding, Inc. (a)	1,169
4	Dana Holding Corp.	37
17	Horizon Global Corp. (a)	188
2	Stoneridge, Inc. (a)	31
23	Tower International, Inc.	466

		3,618

	Diversified Consumer Services — 0.2%
2	Capella Education Co.	96
21	K12, Inc. (a)	268

		364

	Hotels, Restaurants & Leisure — 2.0%
92	Bloomin’ Brands, Inc.	1,640
19	Carrols Restaurant Group, Inc. (a)	229
19	Isle of Capri Casinos, Inc. (a)	350
29	Krispy Kreme Doughnuts, Inc. (a)	599
24	Red Rock Resorts, Inc., Class A (a)	519

		3,337

	Household Durables — 1.2%
14	Helen of Troy Ltd. (a)	1,459
3	Libbey, Inc.	42
20	Lifetime Brands, Inc.	288
2	NACCO Industries, Inc., Class A	108

		1,897

	Leisure Products — 0.2%
14	Nautilus, Inc. (a)	242

	Media — 0.9%
61	Gray Television, Inc. (a)	658
3	Nexstar Broadcasting Group, Inc., Class A	158
23	Sinclair Broadcast Group, Inc., Class A	687

		1,503

	Specialty Retail — 3.4%
5	Abercrombie & Fitch Co., Class A	95
28	Caleres, Inc.	670
24	Cato Corp. (The), Class A	924
18	Children’s Place, Inc. (The)	1,444
19	Express, Inc. (a)	270
10	Kirkland’s, Inc. (a)	150
193	Office Depot, Inc. (a)	640
6	Outerwall, Inc.	265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
211	Pier 1 Imports, Inc.	1,083
14	Tilly’s, Inc., Class A (a)	80

		5,621

	Textiles, Apparel & Luxury Goods — 0.1%
9	Perry Ellis International, Inc. (a)	187

	Total Consumer Discretionary	16,769

	Consumer Staples — 2.6%
	Food & Staples Retailing — 1.0%
38	SpartanNash Co.	1,174
39	SUPERVALU, Inc. (a)	184
11	US Foods Holding Corp. (a)	264
3	Village Super Market, Inc., Class A	89

		1,711

	Food Products — 1.4%
25	Dean Foods Co.	458
28	Pilgrim’s Pride Corp.	718
4	Pinnacle Foods, Inc.	177
6	Post Holdings, Inc. (a)	505
3	Sanderson Farms, Inc.	286
2	TreeHouse Foods, Inc. (a)	246

		2,390

	Household Products — 0.1%
6	Central Garden & Pet Co., Class A (a)	119

	Personal Products — 0.1%
1	USANA Health Sciences, Inc. (a)	88

	Total Consumer Staples	4,308

	Energy — 3.1%
	Energy Equipment & Services — 1.5%
31	Archrock, Inc.	296
61	Atwood Oceanics, Inc.	766
25	Helix Energy Solutions Group, Inc. (a)	171
14	Matrix Service Co. (a)	228
7	PHI, Inc. (a)	119
3	Pioneer Energy Services Corp. (a)	14
36	RigNet, Inc. (a)	483
49	Seadrill Ltd., (United Kingdom) (a)	159
13	Superior Energy Services, Inc.	241

		2,477

	Oil, Gas & Consumable Fuels — 1.6%
30	Bill Barrett Corp. (a)	189
8	Callon Petroleum Co. (a)	87

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
6	Carrizo Oil & Gas, Inc. (a)	222
36	Delek U.S. Holdings, Inc.	480
113	Denbury Resources, Inc.	406
78	Eclipse Resources Corp. (a)	259
72	EP Energy Corp., Class A (a)	372
8	Green Plains, Inc.	159
28	Renewable Energy Group, Inc. (a)	245
1	REX American Resources Corp. (a)	78
3	World Fuel Services Corp.	140

		2,637

	Total Energy	5,114

	Financials — 24.3%
	Banks — 8.7%
15	Banc of California, Inc.	280
14	BBCN Bancorp, Inc.	205
8	Cathay General Bancorp	226
2	Community Trust Bancorp, Inc.	59
3	CU Bancorp (a)	75
19	Customers Bancorp, Inc. (a)	478
42	East West Bancorp, Inc.	1,438
32	Fidelity Southern Corp.	505
5	Financial Institutions, Inc.	130
78	First BanCorp, (Puerto Rico) (a)	310
5	First Business Financial Services, Inc.	115
23	First Commonwealth Financial Corp.	213
6	First Community Bancshares, Inc.	132
5	First Financial Bancorp	99
5	First Merchants Corp.	114
9	First NBC Bank Holding Co. (a)	157
5	Franklin Financial Network, Inc. (a)	166
51	Fulton Financial Corp.	691
34	Hanmi Financial Corp.	794
14	Hilltop Holdings, Inc. (a)	290
135	Huntington Bancshares, Inc.	1,206
1	IBERIABANK Corp.	79
4	MainSource Financial Group, Inc.	93
3	NBT Bancorp, Inc.	87
25	PacWest Bancorp	988
51	Popular, Inc., (Puerto Rico)	1,491
11	Preferred Bank	308
2	Premier Financial Bancorp, Inc.	34
5	PrivateBancorp, Inc.	232
6	Sierra Bancorp	94
4	Southern National Bancorp of Virginia, Inc.	50
2	Stonegate Bank	68

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
2	SVB Financial Group (a)	153
115	TCF Financial Corp.	1,453
2	Towne Bank	48
16	TriCo Bancshares	435
15	TriState Capital Holdings, Inc. (a)	208
6	Triumph Bancorp, Inc. (a)	99
67	Wilshire Bancorp, Inc.	694

		14,297

	Capital Markets — 0.9%
67	BGC Partners, Inc., Class A	582
3	Evercore Partners, Inc., Class A	139
5	Houlihan Lokey, Inc.	112
14	INTL. FCStone, Inc. (a)	395
4	Piper Jaffray Cos. (a)	155
1	Stifel Financial Corp. (a)	46

		1,429

	Consumer Finance — 1.2%
45	Cash America International, Inc.	1,924

	Diversified Financial Services — 0.3%
5	Bats Global Markets, Inc. (a)	136
12	FNFV Group (a)	138
1	MarketAxess Holdings, Inc.	174

		448

	Insurance — 2.4%
37	American Equity Investment Life Holding Co.	529
7	Aspen Insurance Holdings Ltd., (Bermuda)	347
51	CNO Financial Group, Inc.	898
11	First American Financial Corp.	454
6	HCI Group, Inc.	171
2	Horace Mann Educators Corp.	58
5	Maiden Holdings Ltd., (Bermuda)	62
3	National General Holdings Corp.	74
4	Selective Insurance Group, Inc.	139
21	Stewart Information Services Corp.	861
4	United Fire Group, Inc.	173
11	Universal Insurance Holdings, Inc.	202
1	Validus Holdings Ltd., (Bermuda)	66

		4,034

	Real Estate Investment Trusts (REITs) — 9.1%
1	Agree Realty Corp.	62
12	American Assets Trust, Inc.	510
5	American Campus Communities, Inc.	242
10	Armada Hoffler Properties, Inc.	135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
152	Ashford Hospitality Trust, Inc.	815
20	Bluerock Residential Growth REIT, Inc.	258
135	Capstead Mortgage Corp.	1,307
9	Chatham Lodging Trust	202
8	Chesapeake Lodging Trust	188
9	CoreSite Realty Corp.	778
23	Cousins Properties, Inc.	241
10	CubeSmart	303
3	CyrusOne, Inc.	139
8	DCT Industrial Trust, Inc.	408
10	DDR Corp.	177
16	DiamondRock Hospitality Co.	149
6	Easterly Government Properties, Inc.	113
8	Education Realty Trust, Inc.	371
4	EPR Properties	323
3	Equity One, Inc.	84
44	First Industrial Realty Trust, Inc.	1,212
3	Franklin Street Properties Corp.	39
20	GEO Group, Inc. (The)	693
5	Government Properties Income Trust	125
29	Gramercy Property Trust	269
7	Highwoods Properties, Inc.	386
6	Hudson Pacific Properties, Inc.	172
8	InfraREIT, Inc.	147
13	LTC Properties, Inc.	693
3	Parkway Properties, Inc.	54
2	PS Business Parks, Inc.	191
9	RAIT Financial Trust	28
3	Ramco-Gershenson Properties Trust	56
22	Redwood Trust, Inc.	310
55	Retail Opportunity Investments Corp.	1,194
23	Rexford Industrial Realty, Inc.	475
22	RLJ Lodging Trust	461
1	Sovran Self Storage, Inc.	63
49	Summit Hotel Properties, Inc.	649
3	Sun Communities, Inc.	200
38	Sunstone Hotel Investors, Inc.	461
23	Xenia Hotels & Resorts, Inc.	384

		15,067

	Thrifts & Mortgage Finance — 1.7%
19	Dime Community Bancshares, Inc.	323
37	Flagstar Bancorp, Inc. (a)	897
1	Home Bancorp, Inc.	33
42	HomeStreet, Inc. (a)	829
7	Meta Financial Group, Inc.	377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
9	PennyMac Financial Services, Inc., Class A (a)	109
9	Walker & Dunlop, Inc. (a)	200
2	Washington Federal, Inc.	43

		2,811

	Total Financials	40,010

	Health Care — 12.7%
	Biotechnology — 4.5%
4	Acceleron Pharma, Inc. (a)	150
14	Achillion Pharmaceuticals, Inc. (a)	108
11	Acorda Therapeutics, Inc. (a)	283
6	Adamas Pharmaceuticals, Inc. (a)	83
10	Aduro Biotech, Inc. (a)	118
1	Adverum Biotechnologies, Inc. (a)	3
2	Agios Pharmaceuticals, Inc. (a)	71
11	AMAG Pharmaceuticals, Inc. (a)	266
19	Amicus Therapeutics, Inc. (a)	106
13	Applied Genetic Technologies Corp. (a)	189
7	Bellicum Pharmaceuticals, Inc. (a)	92
8	Bluebird Bio, Inc. (a)	329
13	Blueprint Medicines Corp. (a)	269
19	Cara Therapeutics, Inc. (a)	89
40	Celldex Therapeutics, Inc. (a)	176
8	Clovis Oncology, Inc. (a)	114
9	Coherus Biosciences, Inc. (a)	144
9	Corvus Pharmaceuticals, Inc. (a)	131
9	Dimension Therapeutics, Inc. (a)	56
22	Epizyme, Inc. (a)	228
8	Esperion Therapeutics, Inc. (a)	78
7	FibroGen, Inc. (a)	120
8	Global Blood Therapeutics, Inc. (a)	129
6	Immune Design Corp. (a)	45
27	Infinity Pharmaceuticals, Inc. (a)	36
20	Insmed, Inc. (a)	194
3	Intellia Therapeutics, Inc. (a)	68
20	Karyopharm Therapeutics, Inc. (a)	133
1	Loxo Oncology, Inc. (a)	21
13	MacroGenics, Inc. (a)	362
9	Neurocrine Biosciences, Inc. (a)	418
5	Ophthotech Corp. (a)	245
7	Puma Biotechnology, Inc. (a)	203
50	Raptor Pharmaceutical Corp. (a)	266
7	Sage Therapeutics, Inc. (a)	223
16	Selecta Biosciences, Inc. (a)	229
3	Seres Therapeutics, Inc. (a)	87
5	Spark Therapeutics, Inc. (a)	261

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
55	Synergy Pharmaceuticals, Inc. (a)	208
6	Ultragenyx Pharmaceutical, Inc. (a)	274
35	Vitae Pharmaceuticals, Inc. (a)	382
11	Voyager Therapeutics, Inc. (a)	118
13	Xencor, Inc. (a)	243

		7,348

	Health Care Equipment & Supplies — 3.4%
12	AngioDynamics, Inc. (a)	177
8	Cynosure, Inc., Class A (a)	411
11	Greatbatch, Inc. (a)	342
29	HeartWare International, Inc. (a)	1,677
3	ICU Medical, Inc. (a)	366
15	Inogen, Inc. (a)	774
12	NuVasive, Inc. (a)	717
50	OraSure Technologies, Inc. (a)	296
9	Orthofix International N.V. (a)	369
1	Penumbra, Inc. (a)	75
5	West Pharmaceutical Services, Inc.	410

		5,614

	Health Care Providers & Services — 3.9%
8	American Renal Associates Holdings, Inc. (a)	220
14	Amsurg Corp. (a)	1,074
12	Civitas Solutions, Inc. (a)	248
95	Cross Country Healthcare, Inc. (a)	1,325
28	Kindred Healthcare, Inc.	315
31	Molina Healthcare, Inc. (a)	1,543
10	Owens & Minor, Inc.	386
14	PharMerica Corp. (a)	350
12	Surgical Care Affiliates, Inc. (a)	595
4	WellCare Health Plans, Inc. (a)	382

		6,438

	Life Sciences Tools & Services — 0.1%
3	Cambrex Corp. (a)	171

	Pharmaceuticals — 0.8%
9	Amphastar Pharmaceuticals, Inc. (a)	137
6	Flex Pharma, Inc. (a)	61
9	Intra-Cellular Therapies, Inc. (a)	361
7	Medicines Co. (The) (a)	222
3	Pacira Pharmaceuticals, Inc. (a)	108
13	Reata Pharmaceuticals, Inc., Class A (a)	259
9	Revance Therapeutics, Inc. (a)	125

		1,273

	Total Health Care	20,844

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.3%
	Aerospace & Defense — 1.8%
16	AAR Corp.	382
13	Engility Holdings, Inc. (a)	273
6	HEICO Corp., Class A	316
3	Moog, Inc., Class A (a)	173
62	Vectrus, Inc. (a)	1,755

		2,899

	Air Freight & Logistics — 0.3%
12	Atlas Air Worldwide Holdings, Inc. (a)	478
4	Park-Ohio Holdings Corp.	106

		584

	Airlines — 1.4%
35	Hawaiian Holdings, Inc. (a)	1,340
36	SkyWest, Inc.	947

		2,287

	Building Products — 1.6%
17	American Woodmark Corp. (a)	1,140
24	NCI Building Systems, Inc. (a)	379
12	Universal Forest Products, Inc.	1,131

		2,650

	Commercial Services & Supplies — 3.6%
14	ABM Industries, Inc.	518
146	ACCO Brands Corp. (a)	1,506
26	Essendant, Inc.	807
3	Herman Miller, Inc.	77
16	Interface, Inc.	250
12	Kimball International, Inc., Class B	137
73	Quad/Graphics, Inc.	1,704
30	Steelcase, Inc., Class A	409
4	Viad Corp.	119
1	VSE Corp.	54
16	West Corp.	307

		5,888

	Construction & Engineering — 1.1%
15	EMCOR Group, Inc.	729
33	MasTec, Inc. (a)	725
13	Tutor Perini Corp. (a)	307

		1,761

	Electrical Equipment — 1.4%
7	EnerSys	436
109	General Cable Corp.	1,384
8	Powell Industries, Inc.	303
3	Regal Beloit Corp.	183

		2,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 3.1%
6	Barnes Group, Inc.	194
5	Columbus McKinnon Corp.	71
16	Federal Signal Corp.	204
56	Global Brass & Copper Holdings, Inc.	1,523
5	Greenbrier Cos., Inc. (The)	153
2	Hurco Cos., Inc.	56
4	Hyster-Yale Materials Handling, Inc.	232
10	Joy Global, Inc.	201
7	Kadant, Inc.	385
3	Kennametal, Inc.	71
106	Meritor, Inc. (a)	762
1	Standex International Corp.	103
10	TriMas Corp. (a)	176
84	Wabash National Corp. (a)	1,065

		5,196

	Marine — 0.0% (g)
2	Matson, Inc.	54

	Professional Services — 1.9%
31	Barrett Business Services, Inc.	1,277
5	CRA International, Inc. (a)	120
4	Insperity, Inc.	277
2	Kelly Services, Inc., Class A	37
12	RPX Corp. (a)	111
10	TriNet Group, Inc. (a)	200
32	TrueBlue, Inc. (a)	602
8	WageWorks, Inc. (a)	449

		3,073

	Road & Rail — 0.8%
55	ArcBest Corp.	890
3	Universal Logistics Holdings, Inc.	33
38	YRC Worldwide, Inc. (a)	332

		1,255

	Trading Companies & Distributors — 0.3%
9	Applied Industrial Technologies, Inc.	384
3	SiteOne Landscape Supply, Inc. (a)	98

		482

	Total Industrials	28,435

	Information Technology — 16.8%
	Communications Equipment — 0.9%
20	Comtech Telecommunications Corp.	262
41	EMCORE Corp. (a)	242
276	Extreme Networks, Inc. (a)	935

		1,439

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.2%
34	Benchmark Electronics, Inc. (a)	724
47	Insight Enterprises, Inc. (a)	1,228
29	Kimball Electronics, Inc. (a)	359
2	Littelfuse, Inc.	293
8	Methode Electronics, Inc.	290
65	Sanmina Corp. (a)	1,743
8	Tech Data Corp. (a)	554

		5,191

	Internet Software & Services — 2.5%
9	Carbonite, Inc. (a)	91
9	Cornerstone OnDemand, Inc. (a)	341
55	Everyday Health, Inc. (a)	430
32	Five9, Inc. (a)	377
3	Q2 Holdings, Inc. (a)	85
158	RetailMeNot, Inc. (a)	1,215
11	Twilio, Inc., Class A (a)	402
6	Web.com Group, Inc. (a)	117
13	WebMD Health Corp. (a)	727
30	Xactly Corp. (a)	389

		4,174

	IT Services — 2.3%
2	Blackhawk Network Holdings, Inc. (a)	62
11	Euronet Worldwide, Inc. (a)	771
2	EVERTEC, Inc., (Puerto Rico)	37
9	ExlService Holdings, Inc. (a)	463
48	Planet Payment, Inc. (a)	216
6	Science Applications International Corp.	325
14	Sykes Enterprises, Inc. (a)	412
75	Travelport Worldwide Ltd., (United Kingdom)	960
85	Unisys Corp. (a)	622

		3,868

	Semiconductors & Semiconductor Equipment — 3.4%
2	Acacia Communications, Inc. (a)	68
12	Advanced Energy Industries, Inc. (a)	461
8	Alpha & Omega Semiconductor Ltd. (a)	109
29	Amkor Technology, Inc. (a)	169
8	Cirrus Logic, Inc. (a)	303
30	Cohu, Inc.	327
99	Cypress Semiconductor Corp.	1,046
15	First Solar, Inc. (a)	712
66	IXYS Corp.	679
5	Nanometrics, Inc. (a)	97
15	NeoPhotonics Corp. (a)	138
11	PDF Solutions, Inc. (a)	152

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
81	Sigma Designs, Inc. (a)	520
81	Ultra Clean Holdings, Inc. (a)	460
68	Xcerra Corp. (a)	391

		5,632

	Software — 4.5%
56	AVG Technologies N.V., (Netherlands) (a)	1,059
4	Manhattan Associates, Inc. (a)	282
28	Pegasystems, Inc.	752
9	PTC, Inc. (a)	337
29	Qlik Technologies, Inc. (a)	850
3	Qualys, Inc. (a)	92
9	Rapid7, Inc. (a)	109
43	RingCentral, Inc., Class A (a)	842
73	Rovi Corp. (a)	1,140
49	Take-Two Interactive Software, Inc. (a)	1,870
5	VASCO Data Security International, Inc. (a)	74

		7,407

	Total Information Technology	27,711

	Materials — 3.9%
	Chemicals — 2.0%
3	FutureFuel Corp.	35
18	Innophos Holdings, Inc.	760
1	Innospec, Inc.	58
13	Minerals Technologies, Inc.	722
14	OMNOVA Solutions, Inc. (a)	105
36	Trinseo S.A. (a)	1,541

		3,221

	Containers & Packaging — 0.6%
3	AEP Industries, Inc.	258
10	Berry Plastics Group, Inc. (a)	373
36	Graphic Packaging Holding Co.	448

		1,079

	Metals & Mining — 0.7%
20	Commercial Metals Co.	336
35	Ryerson Holding Corp. (a)	607
4	Worthington Industries, Inc.	184

		1,127

	Paper & Forest Products — 0.6%
14	Boise Cascade Co. (a)	312
20	Schweitzer-Mauduit International, Inc.	697

		1,009

	Total Materials	6,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
6	8x8, Inc. (a)	93
7	IDT Corp., Class B	104
65	Inteliquent, Inc.	1,291

	Total Telecommunication Services	1,488

	Utilities — 3.9%
	Electric Utilities — 2.0%
2	El Paso Electric Co.	75
7	IDACORP, Inc.	539
3	MGE Energy, Inc.	190
38	Portland General Electric Co.	1,657
20	Spark Energy, Inc., Class A	650
2	Westar Energy, Inc.	127

		3,238

	Gas Utilities — 0.5%
1	AGL Resources, Inc.	41
14	New Jersey Resources Corp.	530
3	Southwest Gas Corp.	251

		822

	Independent Power & Renewable Electricity Producers — 1.3%
14	Atlantic Power Corp.	34
16	Dynegy, Inc. (a)	274
121	Talen Energy Corp. (a)	1,639
66	TerraForm Global, Inc., Class A	215

		2,162

	Water Utilities — 0.1%
2	American States Water Co.	90
2	Consolidated Water Co., Ltd., (Cayman Islands)	32

		122

	Total Utilities	6,344

	Total Common Stocks (Cost $124,597)	157,459

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
5,966	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $5,966)	5,966

	Total Investments — 99.3% (Cost $130,563)	163,425
	Other Assets in Excess of Liabilities — 0.7%	1,211

	NET ASSETS — 100.0%	$164,636

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
66	E-mini Russell 2000	09/16/16	USD	$7,573	$85

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 14.3%
	Auto Components — 0.9%
355	Drew Industries, Inc.	30,132

	Distributors — 1.8%
643	Pool Corp.	60,487

	Diversified Consumer Services — 1.3%
1,083	ServiceMaster Global Holdings, Inc. (a)	43,086

	Hotels, Restaurants & Leisure — 3.7%
1,112	Brinker International, Inc.	50,615
611	Monarch Casino & Resort, Inc. (a)	13,415
578	Papa John’s International, Inc.	39,331
708	Zoe’s Kitchen, Inc. (a)	25,687

		129,048

	Leisure Products — 1.5%
904	Brunswick Corp.	40,951
1,013	Malibu Boats, Inc., Class A (a)	12,233

		53,184

	Media — 2.3%
1,123	Cinemark Holdings, Inc.	40,929
2,341	E.W. Scripps Co. (The), Class A (a)	37,074

		78,003

	Specialty Retail — 1.7%
1,673	American Eagle Outfitters, Inc.	26,646
3,095	Chico’s FAS, Inc.	33,146

		59,792

	Textiles, Apparel & Luxury Goods — 1.1%
3,481	Crocs, Inc. (a)	39,265

	Total Consumer Discretionary	492,997

	Consumer Staples — 4.0%
	Food & Staples Retailing — 0.9%
1,160	Performance Food Group Co. (a)	31,222

	Food Products — 0.7%
204	J&J Snack Foods Corp.	24,375

	Household Products — 2.4%
702	Spectrum Brands Holdings, Inc.	83,712

	Total Consumer Staples	139,309

	Energy — 3.6%
	Energy Equipment & Services — 2.3%
308	Dril-Quip, Inc. (a)	17,973
2,860	Patterson-UTI Energy, Inc.	60,978

		78,951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.3%
187	Cimarex Energy Co.	22,311
3,537	Synergy Resources Corp. (a)	23,556

		45,867

	Total Energy	124,818

	Financials — 23.5%
	Banks — 9.7%
2,481	Associated Banc-Corp.	42,546
1,178	BankUnited, Inc.	36,179
347	Commerce Bancshares, Inc.	16,606
1,294	First Financial Bancorp	25,177
2,252	First Horizon National Corp.	31,027
383	First Republic Bank	26,818
1,046	Glacier Bancorp, Inc.	27,808
1,199	Great Western Bancorp, Inc.	37,823
572	IBERIABANK Corp.	34,172
1,866	Umpqua Holdings Corp.	28,874
860	Western Alliance Bancorp (a)	28,079

		335,109

	Capital Markets — 3.1%
891	Eaton Vance Corp.	31,476
653	Greenhill & Co., Inc.	10,508
1,854	Janus Capital Group, Inc.	25,814
703	Lazard Ltd., (Bermuda), Class A	20,944
726	Moelis & Co., Class A	16,329

		105,071

	Diversified Financial Services — 2.0%
174	FactSet Research Systems, Inc.	28,094
517	Morningstar, Inc.	42,272

		70,366

	Insurance — 1.3%
848	ProAssurance Corp.	45,418

	Real Estate Investment Trusts (REITs) — 5.4%
680	EastGroup Properties, Inc.	46,871
389	Mid-America Apartment Communities, Inc.	41,354
1,077	National Retail Properties, Inc.	55,721
1,929	RLJ Lodging Trust	41,374

		185,320

	Real Estate Management & Development — 2.0%
1,255	HFF, Inc., Class A	36,237
1,129	Realogy Holdings Corp. (a)	32,752

		68,989

	Total Financials	810,273

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 11.8%
	Health Care Equipment & Supplies — 4.1%
147	ICU Medical, Inc. (a)	16,615
706	IDEXX Laboratories, Inc. (a)	65,574
755	West Pharmaceutical Services, Inc.	57,273

		139,462

	Health Care Providers & Services — 5.1%
694	Centene Corp. (a)	49,516
412	HealthEquity, Inc. (a)	12,505
1,285	HealthSouth Corp.	49,871
353	Magellan Health, Inc. (a)	23,201
384	WellCare Health Plans, Inc. (a)	41,178

		176,271

	Health Care Technology — 1.4%
575	Cotiviti Holdings, Inc. (a)	12,158
694	Medidata Solutions, Inc. (a)	32,513
118	Press Ganey Holdings, Inc. (a)	4,632

		49,303

	Pharmaceuticals — 1.2%
1,797	Catalent, Inc. (a)	41,315

	Total Health Care	406,351

	Industrials — 19.4%
	Commercial Services & Supplies — 5.9%
1,204	Brady Corp., Class A	36,797
297	G&K Services, Inc., Class A	22,732
1,248	Herman Miller, Inc.	37,305
960	KAR Auction Services, Inc.	40,082
408	US Ecology, Inc.	18,728
677	Waste Connections, Inc., (Canada)	48,812

		204,456

	Electrical Equipment — 0.9%
915	Generac Holdings, Inc. (a)	31,986

	Machinery — 8.2%
1,600	Allison Transmission Holdings, Inc.	45,180
943	Altra Industrial Motion Corp.	25,438
980	Douglas Dynamics, Inc.	25,208
388	Lincoln Electric Holdings, Inc.	22,907
157	Proto Labs, Inc. (a)	9,042
575	RBC Bearings, Inc. (a)	41,692
1,264	Rexnord Corp. (a)	24,804
990	Toro Co. (The)	87,306

		281,577

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.4%
1,504	Knight Transportation, Inc.	39,975
629	Landstar System, Inc.	43,190

		83,165

	Trading Companies & Distributors — 2.0%
742	Applied Industrial Technologies, Inc.	33,484
249	Watsco, Inc.	35,001

		68,485

	Total Industrials	669,669

	Information Technology — 10.5%
	Electronic Equipment, Instruments & Components — 0.8%
260	FEI Co.	27,761

	Internet Software & Services — 2.3%
999	GrubHub, Inc. (a)	31,035
692	Instructure, Inc. (a)	13,151
1,171	Q2 Holdings, Inc. (a)	32,811

		76,997

	IT Services — 1.2%
1,097	CoreLogic, Inc. (a)	42,221

	Semiconductors & Semiconductor Equipment — 0.7%
592	Cabot Microelectronics Corp.	25,051

	Software — 5.5%
454	Aspen Technology, Inc. (a)	18,275
526	Guidewire Software, Inc. (a)	32,489
610	Imperva, Inc. (a)	26,224
1,311	Monotype Imaging Holdings, Inc.	32,288
381	NetSuite, Inc. (a)	27,722
296	Splunk, Inc. (a)	16,044
212	Tyler Technologies, Inc. (a)	35,337

		188,379

	Total Information Technology	360,409

	Materials — 5.7%
	Chemicals — 0.5%
261	GCP Applied Technologies, Inc. (a)	6,793
112	Quaker Chemical Corp.	9,995

		16,788

	Containers & Packaging — 5.2%
1,015	AptarGroup, Inc.	80,336
1,106	Crown Holdings, Inc. (a)	56,023
855	Silgan Holdings, Inc.	44,016

		180,375

	Total Materials	197,163

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.7%
	Electric Utilities — 1.4%
1,109	Portland General Electric Co.	48,922

	Multi-Utilities — 1.3%
720	NorthWestern Corp.	45,416

	Total Utilities	94,338

	Total Common Stocks (Cost $2,428,739)	3,295,327

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
138,079	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $138,079)	138,079

	Total Investments — 99.5% (Cost $2,566,818)	3,433,406
	Other Assets in Excess of Liabilities — 0.5%	15,524

	NET ASSETS — 100.0%	$3,448,930

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
115	Pool Corp.	10,807

	Hotels, Restaurants & Leisure — 3.8%
788	Boyd Gaming Corp. (a)	14,503
257	La Quinta Holdings, Inc. (a)	2,931
253	Texas Roadhouse, Inc.	11,515
76	Vail Resorts, Inc.	10,493

		39,442

	Household Durables — 0.6%
519	TRI Pointe Group, Inc. (a)	6,136

	Internet & Catalog Retail — 1.0%
267	Wayfair, Inc., Class A (a)	10,417

	Multiline Retail — 1.0%
402	Ollie’s Bargain Outlet Holdings, Inc. (a)	9,999

	Specialty Retail — 5.2%
162	Burlington Stores, Inc. (a)	10,814
151	Lithia Motors, Inc., Class A	10,745
115	Monro Muffler Brake, Inc.	7,278
198	Penske Automotive Group, Inc.	6,215
364	Sally Beauty Holdings, Inc. (a)	10,699
274	Tailored Brands, Inc.	3,465
162	Vitamin Shoppe, Inc. (a)	4,947

		54,163

	Textiles, Apparel & Luxury Goods — 1.9%
184	G-III Apparel Group Ltd. (a)	8,391
275	Kate Spade & Co. (a)	5,664
269	Wolverine World Wide, Inc.	5,476

		19,531

	Total Consumer Discretionary	150,495

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.5%
66	Casey’s General Stores, Inc.	8,631
284	Performance Food Group Co. (a)	7,630
410	Sprouts Farmers Market, Inc. (a)	9,386

		25,647

	Food Products — 1.0%
716	Freshpet, Inc. (a)	6,678
127	Snyder’s-Lance, Inc.	4,302

		10,980

	Total Consumer Staples	36,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
224	Delek U.S. Holdings, Inc.	2,961
76	Diamondback Energy, Inc. (a)	6,965
187	RSP Permian, Inc. (a)	6,529

	Total Energy	16,455

	Financials — 8.5%
	Banks — 2.6%
251	PrivateBancorp, Inc.	11,049
51	Signature Bank (a)	6,325
207	Texas Capital Bancshares, Inc. (a)	9,692

		27,066

	Capital Markets — 2.9%
266	Evercore Partners, Inc., Class A	11,775
345	Financial Engines, Inc.	8,926
933	PennantPark Investment Corp.	6,370
298	WisdomTree Investments, Inc.	2,922

		29,993

	Real Estate Investment Trusts (REITs) — 1.4%
230	CubeSmart	7,105
146	Highwoods Properties, Inc.	7,710

		14,815

	Real Estate Management & Development — 1.2%
298	RE/MAX Holdings, Inc., Class A	11,989

	Thrifts & Mortgage Finance — 0.4%
252	BofI Holding, Inc. (a)	4,471

	Total Financials	88,334

	Health Care — 23.5%
	Biotechnology — 8.9%
137	ACADIA Pharmaceuticals, Inc. (a)	4,432
191	Acceleron Pharma, Inc. (a)	6,493
561	Arrowhead Pharmaceuticals, Inc. (a)	2,985
249	Axovant Sciences Ltd., (Bermuda) (a)	3,203
436	Bellicum Pharmaceuticals, Inc. (a)	5,651
310	Coherus Biosciences, Inc. (a)	5,228
427	Exact Sciences Corp. (a)	5,233
216	FibroGen, Inc. (a)	3,546
809	Halozyme Therapeutics, Inc. (a)	6,984
475	Ignyta, Inc. (a)	2,575
395	Insmed, Inc. (a)	3,893
179	Kite Pharma, Inc. (a)	8,964
163	Neurocrine Biosciences, Inc. (a)	7,399
278	Portola Pharmaceuticals, Inc. (a)	6,566
166	REGENXBIO, Inc. (a)	1,328

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
146	Sage Therapeutics, Inc. (a)	4,389
130	Spark Therapeutics, Inc. (a)	6,639
63	Ultragenyx Pharmaceutical, Inc. (a)	3,100
284	Versartis, Inc. (a)	3,144

		91,752

	Health Care Equipment & Supplies — 5.1%
1,038	GenMark Diagnostics, Inc. (a)	9,032
215	Insulet Corp. (a)	6,498
476	K2M Group Holdings, Inc. (a)	7,392
159	Nevro Corp. (a)	11,764
981	Novadaq Technologies, Inc., (Canada) (a)	9,654
899	Syneron Medical Ltd., (Israel) (a)	6,910
410	Unilife Corp. (a)	1,349

		52,599

	Health Care Providers & Services — 3.7%
242	Acadia Healthcare Co., Inc. (a)	13,428
267	Surgical Care Affiliates, Inc. (a)	12,713
118	WellCare Health Plans, Inc. (a)	12,664

		38,805

	Health Care Technology — 2.4%
648	Evolent Health, Inc., Class A (a)	12,450
374	Veeva Systems, Inc., Class A (a)	12,755

		25,205

	Pharmaceuticals — 3.4%
595	Horizon Pharma plc (a)	9,804
446	Nektar Therapeutics (a)	6,340
259	Revance Therapeutics, Inc. (a)	3,517
324	Sagent Pharmaceuticals, Inc. (a)	4,851
1,210	TherapeuticsMD, Inc. (a)	10,284

		34,796

	Total Health Care	243,157

	Industrials — 18.5%
	Aerospace & Defense — 2.2%
221	HEICO Corp.	14,777
198	Hexcel Corp.	8,232

		23,009

	Air Freight & Logistics — 0.5%
187	XPO Logistics, Inc. (a)	4,903

	Building Products — 6.8%
445	Advanced Drainage Systems, Inc.	12,177
225	Caesarstone Ltd., (Israel) (a)	7,811
205	Fortune Brands Home & Security, Inc.	11,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — continued
92	Lennox International, Inc.	13,171
199	Masonite International Corp. (a)	13,179
285	Trex Co., Inc. (a)	12,816

		71,048

	Electrical Equipment — 1.2%
49	Acuity Brands, Inc.	12,189

	Industrial Conglomerates — 1.3%
129	Carlisle Cos., Inc.	13,648

	Machinery — 3.5%
146	Graco, Inc.	11,562
208	John Bean Technologies Corp.	12,762
107	Middleby Corp. (The) (a)	12,362

		36,686

	Road & Rail — 1.0%
169	Old Dominion Freight Line, Inc. (a)	10,189

	Trading Companies & Distributors — 2.0%
355	Rush Enterprises, Inc., Class A (a)	7,639
91	Watsco, Inc.	12,825

		20,464

	Total Industrials	192,136

	Information Technology — 26.4%
	Communications Equipment — 0.5%
275	Ciena Corp. (a)	5,149

	Internet Software & Services — 11.2%
471	2U, Inc. (a)	13,858
270	Benefitfocus, Inc. (a)	10,309
279	Cornerstone OnDemand, Inc. (a)	10,626
59	CoStar Group, Inc. (a)	12,910
141	Demandware, Inc. (a)	10,595
407	Envestnet, Inc. (a)	13,559
389	GoDaddy, Inc., Class A (a)	12,144
357	GrubHub, Inc. (a)	11,078
241	Instructure, Inc. (a)	4,586
98	Marketo, Inc. (a)	3,405
354	Shopify, Inc., (Canada), Class A (a)	10,900
64	Twilio, Inc., Class A (a)	2,336

		116,306

	Semiconductors & Semiconductor Equipment — 5.6%
277	Cavium, Inc. (a)	10,697
332	Inphi Corp. (a)	10,628
294	MACOM Technology Solutions Holdings, Inc. (a)	9,694
276	MKS Instruments, Inc.	11,901

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
223	Monolithic Power Systems, Inc.	15,254

		58,174

	Software — 8.7%
295	Atlassian Corp. plc, (Australia), Class A (a)	7,640
130	Fleetmatics Group plc, (Ireland) (a)	5,624
213	Guidewire Software, Inc. (a)	13,147
143	HubSpot, Inc. (a)	6,229
204	Imperva, Inc. (a)	8,786
191	Proofpoint, Inc. (a)	12,064
481	RingCentral, Inc., Class A (a)	9,480
78	Tableau Software, Inc., Class A (a)	3,812
103	Take-Two Interactive Software, Inc. (a)	3,887
38	Tyler Technologies, Inc. (a)	6,291
490	Zendesk, Inc. (a)	12,917

		89,877

	Technology Hardware, Storage & Peripherals — 0.4%
548	Nimble Storage, Inc. (a)	4,365

	Total Information Technology	273,871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Construction Materials — 1.7%
153	Eagle Materials, Inc.	11,829
259	Summit Materials, Inc., Class A (a)	5,296

	Total Materials	17,125

	Total Common Stocks (Cost $845,085)	1,018,200

Short-Term Investment — 2.2%
	Investment Company — 2.2%
22,619	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $22,619)	22,619

	Total Investments — 100.4% (Cost $867,704)	1,040,819
	Liabilities in Excess of Other Assets — (0.4)%	(3,681)

	NET ASSETS — 100.0%	$1,037,138

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 9.1%
	Auto Components — 1.4%
501	Cooper Tire & Rubber Co.	14,952
651	Dana Holding Corp.	6,874
173	Stoneridge, Inc. (a)	2,585

		24,411

	Diversified Consumer Services — 1.5%
316	Ascent Capital Group, Inc., Class A (a)	4,865
316	DeVry Education Group, Inc.	5,629
454	K12, Inc. (a)	5,665
769	Regis Corp. (a)	9,568

		25,727

	Hotels, Restaurants & Leisure — 2.0%
134	Bob Evans Farms, Inc.	5,082
45	Intrawest Resorts Holdings, Inc. (a)	580
683	Isle of Capri Casinos, Inc. (a)	12,504
21	Jack in the Box, Inc.	1,804
809	La Quinta Holdings, Inc. (a)	9,223
71	Ruby Tuesday, Inc. (a)	257
305	Ruth’s Hospitality Group, Inc.	4,872
46	Speedway Motorsports, Inc.	809

		35,131

	Household Durables — 0.6%
98	CSS Industries, Inc.	2,627
107	Leggett & Platt, Inc.	5,443
39	NACCO Industries, Inc., Class A	2,162

		10,232

	Internet & Catalog Retail — 0.4%
339	Liberty TripAdvisor Holdings, Inc., Class A (a)	7,411

	Leisure Products — 0.1%
109	JAKKS Pacific, Inc. (a)	863
25	Nautilus, Inc. (a)	441

		1,304

	Media — 0.3%
169	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	355
251	Entercom Communications Corp., Class A	3,409
279	Radio One, Inc., Class D (a)	890
10	Saga Communications, Inc., Class A	397

		5,051

	Multiline Retail — 0.2%
75	Dillard’s, Inc., Class A	4,527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.1%
734	Abercrombie & Fitch Co., Class A	13,076
216	Children’s Place, Inc. (The)	17,287
1,188	Pier 1 Imports, Inc.	6,108

		36,471

	Textiles, Apparel & Luxury Goods — 0.5%
528	Iconix Brand Group, Inc. (a)	3,567
253	Movado Group, Inc.	5,476

		9,043

	Total Consumer Discretionary	159,308

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.3%
65	Smart & Final Stores, Inc. (a)	968
119	SpartanNash Co.	3,632
65	US Foods Holding Corp. (a)	1,576

		6,176

	Food Products — 0.7%
589	Darling Ingredients, Inc. (a)	8,779
66	Dean Foods Co.	1,188
48	Fresh Del Monte Produce, Inc.	2,613

		12,580

	Household Products — 0.7%
539	Central Garden & Pet Co., Class A (a)	11,693

	Tobacco — 0.8%
232	Universal Corp.	13,390

	Total Consumer Staples	43,839

	Energy — 4.5%
	Energy Equipment & Services — 1.9%
45	Archrock, Inc.	421
137	Atwood Oceanics, Inc.	1,709
37	Geospace Technologies Corp. (a)	612
10	North Atlantic Drilling Ltd., (Norway) (a)	69
346	Parker Drilling Co. (a)	793
1,465	Pioneer Energy Services Corp. (a)	6,739
84	SEACOR Holdings, Inc. (a)	4,845
4,201	Seadrill Ltd., (United Kingdom) (a)	13,612
298	Unit Corp. (a)	4,631

		33,431

	Oil, Gas & Consumable Fuels — 2.6%
5	Adams Resources & Energy, Inc.	181
103	Alon USA Energy, Inc.	666
1,688	Bill Barrett Corp. (a)	10,784
2,112	Denbury Resources, Inc.	7,582

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
461	Eclipse Resources Corp. (a)	1,539
588	EP Energy Corp., Class A (a)	3,047
234	Jones Energy, Inc., Class A (a)	964
302	REX American Resources Corp. (a)	18,069
437	Sanchez Energy Corp. (a)	3,083

		45,915

	Total Energy	79,346

	Financials — 39.8%
	Banks — 17.4%
121	1st Source Corp.	3,919
7	American National Bankshares, Inc.	176
72	BancFirst Corp.	4,337
419	BancorpSouth, Inc.	9,507
183	Bank of Hawaii Corp.	12,618
69	Banner Corp.	2,935
396	BBCN Bancorp, Inc.	5,911
84	Brookline Bancorp, Inc.	928
35	Bryn Mawr Bank Corp.	1,010
261	Capital Bank Financial Corp., Class A	7,502
93	Cascade Bancorp (a)	516
231	Cathay General Bancorp	6,523
543	Central Pacific Financial Corp.	12,812
27	Central Valley Community Bancorp	379
9	Century Bancorp, Inc., Class A	389
22	Citizens & Northern Corp.	435
162	City Holding Co.	7,380
81	CoBiz Financial, Inc.	947
61	Columbia Banking System, Inc.	1,712
152	Community Bank System, Inc.	6,254
137	Community Trust Bancorp, Inc.	4,757
188	Customers Bancorp, Inc. (a)	4,735
14	East West Bancorp, Inc.	473
412	FCB Financial Holdings, Inc., Class A (a)	14,018
78	Financial Institutions, Inc.	2,033
34	First Bancorp	596
1,432	First BanCorp, (Puerto Rico) (a)	5,685
148	First Busey Corp.	3,166
9	First Citizens BancShares, Inc., Class A	2,408
1,362	First Commonwealth Financial Corp.	12,530
68	First Community Bancshares, Inc.	1,517
121	First Financial Bancorp	2,359
85	First Financial Bankshares, Inc.	2,784
23	First Financial Corp.	853
99	First Interstate BancSystem, Inc., Class A	2,788
164	Flushing Financial Corp.	3,256

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
396	Fulton Financial Corp.	5,351
238	Glacier Bancorp, Inc.	6,323
41	Great Southern Bancorp, Inc.	1,523
166	Great Western Bancorp, Inc.	5,236
51	Guaranty Bancorp	850
373	Hancock Holding Co.	9,739
61	Heartland Financial USA, Inc.	2,139
27	Heritage Financial Corp.	479
23	Independent Bank Corp.	338
1,092	Investors Bancorp, Inc.	12,094
69	Lakeland Bancorp, Inc.	786
31	Lakeland Financial Corp.	1,467
188	MainSource Financial Group, Inc.	4,136
18	Mercantile Bank Corp.	438
631	OFG Bancorp, (Puerto Rico)	5,241
88	Pacific Continental Corp.	1,379
175	PacWest Bancorp	6,942
59	Park Sterling Corp.	419
20	Preferred Bank	572
22	Republic Bancorp, Inc., Class A	605
25	S&T Bancorp, Inc.	601
30	Sandy Spring Bancorp, Inc.	869
19	Sierra Bancorp	319
85	Southside Bancshares, Inc.	2,624
136	Southwest Bancorp, Inc.	2,308
64	State Bank Financial Corp.	1,311
21	Stock Yards Bancorp, Inc.	601
20	Suffolk Bancorp	611
44	Tompkins Financial Corp.	2,886
29	TriState Capital Holdings, Inc. (a)	394
397	Trustmark Corp.	9,875
210	UMB Financial Corp.	11,169
662	Umpqua Holdings Corp.	10,235
451	Union Bankshares Corp.	11,136
85	Valley National Bancorp	774
43	Washington Trust Bancorp, Inc.	1,619
125	Webster Financial Corp.	4,251
44	West Bancorporation, Inc.	825
386	Westamerica Bancorporation	18,995
18	Western Alliance Bancorp (a)	572
695	Wilshire Bancorp, Inc.	7,243

		305,423

	Capital Markets — 1.3%
49	Arlington Asset Investment Corp., Class A	635
810	Cowen Group, Inc., Class A (a)	2,398

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
183	Investment Technology Group, Inc.	3,065
826	KCG Holdings, Inc., Class A (a)	10,980
51	Oppenheimer Holdings, Inc., Class A	792
138	Stifel Financial Corp. (a)	4,343

		22,213

	Consumer Finance — 0.7%
175	Cash America International, Inc.	7,450
176	EZCORP, Inc., Class A (a)	1,332
101	Nelnet, Inc., Class A	3,523

		12,305

	Diversified Financial Services — 0.1%
36	Marlin Business Services Corp.	592

	Insurance — 4.1%
38	Arch Capital Group Ltd., (Bermuda) (a)	2,753
152	Argo Group International Holdings Ltd., (Bermuda)	7,878
783	CNO Financial Group, Inc.	13,668
13	Global Indemnity plc, (Ireland) (a)	355
82	Hallmark Financial Services (a)	949
263	Horace Mann Educators Corp.	8,873
975	MBIA, Inc. (a)	6,662
40	Navigators Group, Inc. (The)	3,670
286	Primerica, Inc.	16,377
197	ProAssurance Corp.	10,528

		71,713

	Real Estate Investment Trusts (REITs) — 12.6%
105	AG Mortgage Investment Trust, Inc.	1,516
26	American Assets Trust, Inc.	1,095
220	Apartment Investment & Management Co., Class A	9,716
249	ARMOUR Residential REIT, Inc.	4,974
1,000	Ashford Hospitality Trust, Inc.	5,369
1,146	Capstead Mortgage Corp.	11,112
405	CBL & Associates Properties, Inc.	3,766
307	Cedar Realty Trust, Inc.	2,281
93	CoreSite Realty Corp.	8,248
2,165	CYS Investments, Inc.	18,124
472	DCT Industrial Trust, Inc.	22,681
356	DiamondRock Hospitality Co.	3,217
78	DuPont Fabros Technology, Inc.	3,689
74	EPR Properties	5,946
794	FelCor Lodging Trust, Inc.	4,949
141	First Industrial Realty Trust, Inc.	3,917
546	First Potomac Realty Trust	5,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
181	Franklin Street Properties Corp.	2,225
163	Getty Realty Corp.	3,504
82	Gladstone Commercial Corp.	1,378
510	Government Properties Income Trust	11,756
441	Gramercy Property Trust	4,061
243	Hatteras Financial Corp.	3,987
33	Highwoods Properties, Inc.	1,753
178	Hospitality Properties Trust	5,126
40	InfraREIT, Inc.	703
136	Kite Realty Group Trust	3,807
89	LaSalle Hotel Properties	2,092
110	LTC Properties, Inc.	5,711
142	Mack-Cali Realty Corp.	3,839
16	Mid-America Apartment Communities, Inc.	1,710
261	Monogram Residential Trust, Inc.	2,664
144	Pebblebrook Hotel Trust	3,770
335	Pennsylvania Real Estate Investment Trust	7,192
271	Potlatch Corp.	9,241
94	PS Business Parks, Inc.	9,972
515	RAIT Financial Trust	1,613
355	RLJ Lodging Trust	7,604
13	Saul Centers, Inc.	821
72	Silver Bay Realty Trust Corp.	1,233
504	Sunstone Hotel Investors, Inc.	6,078
15	Taubman Centers, Inc.	1,135
87	Urstadt Biddle Properties, Inc., Class A	2,156
10	Washington Real Estate Investment Trust	324
7	WP Glimcher, Inc.	75

		221,150

	Real Estate Management & Development — 1.0%
154	Alexander & Baldwin, Inc.	5,580
507	Forestar Group, Inc. (a)	6,032
365	St. Joe Co. (The) (a)	6,466

		18,078

	Thrifts & Mortgage Finance — 2.6%
27	BankFinancial Corp.	323
878	Beneficial Bancorp, Inc. (a)	11,170
293	Charter Financial Corp.	3,888
17	First Defiance Financial Corp.	676
30	Fox Chase Bancorp, Inc.	614
22	Kearny Financial Corp.	277
368	Meridian Bancorp, Inc.	5,442
661	Northfield Bancorp, Inc.	9,806
10	OceanFirst Financial Corp.	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Thrifts & Mortgage Finance — continued
101	Oritani Financial Corp.	1,617
18	Territorial Bancorp, Inc.	468
108	United Financial Bancorp, Inc.	1,407
261	Walker & Dunlop, Inc. (a)	5,936
99	Waterstone Financial, Inc.	1,519
85	WSFS Financial Corp.	2,746

		46,067

	Total Financials	697,541

	Health Care — 5.1%
	Biotechnology — 1.3%
40	ACADIA Pharmaceuticals, Inc. (a)	1,308
69	Acorda Therapeutics, Inc. (a)	1,750
9	Adverum Biotechnologies, Inc. (a)	28
8	Applied Genetic Technologies Corp. (a)	113
148	Ardelyx, Inc. (a)	1,289
46	Cara Therapeutics, Inc. (a)	223
15	Epizyme, Inc. (a)	150
53	Five Prime Therapeutics, Inc. (a)	2,175
1,976	Idera Pharmaceuticals, Inc. (a)	3,023
17	Immune Design Corp. (a)	135
50	Insmed, Inc. (a)	493
7	Karyopharm Therapeutics, Inc. (a)	45
17	MacroGenics, Inc. (a)	456
87	NantKwest, Inc. (a)	543
74	Radius Health, Inc. (a)	2,727
720	Rigel Pharmaceuticals, Inc. (a)	1,605
6	Sage Therapeutics, Inc. (a)	178
89	Seres Therapeutics, Inc. (a)	2,580
14	Ultragenyx Pharmaceutical, Inc. (a)	670
158	Versartis, Inc. (a)	1,743
125	Voyager Therapeutics, Inc. (a)	1,374
17	Zafgen, Inc. (a)	99

		22,707

	Health Care Equipment & Supplies — 0.7%
45	Halyard Health, Inc. (a)	1,453
45	Inogen, Inc. (a)	2,255
44	Meridian Bioscience, Inc.	862
278	Quidel Corp. (a)	4,958
104	SurModics, Inc. (a)	2,442

		11,970

	Health Care Providers & Services — 2.4%
69	Addus HomeCare Corp. (a)	1,199
98	Alliance HealthCare Services, Inc. (a)	610
786	Community Health Systems, Inc. (a)	9,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
553	Cross Country Healthcare, Inc. (a)	7,696
168	Molina Healthcare, Inc. (a)	8,393
146	Owens & Minor, Inc.	5,443
67	Surgical Care Affiliates, Inc. (a)	3,194
174	Triple-S Management Corp., (Puerto Rico), Class B (a)	4,261
17	WellCare Health Plans, Inc. (a)	1,845

		42,108

	Pharmaceuticals — 0.7%
95	Amphastar Pharmaceuticals, Inc. (a)	1,533
513	Endocyte, Inc. (a)	1,647
168	Medicines Co. (The) (a)	5,650
231	MyoKardia, Inc. (a)	2,862
29	Revance Therapeutics, Inc. (a)	391

		12,083

	Total Health Care	88,868

	Industrials — 14.3%
	Aerospace & Defense — 2.3%
286	AAR Corp.	6,684
90	Curtiss-Wright Corp.	7,608
947	DigitalGlobe, Inc. (a)	20,265
96	Moog, Inc., Class A (a)	5,198

		39,755

	Air Freight & Logistics — 0.3%
119	Atlas Air Worldwide Holdings, Inc. (a)	4,946

	Airlines — 0.3%
94	Alaska Air Group, Inc.	5,456

	Building Products — 0.2%
117	Gibraltar Industries, Inc. (a)	3,684

	Commercial Services & Supplies — 2.8%
1,629	ACCO Brands Corp. (a)	16,822
94	Ennis, Inc.	1,795
182	Essendant, Inc.	5,568
511	Quad/Graphics, Inc.	11,890
73	VSE Corp.	4,863
391	West Corp.	7,679

		48,617

	Construction & Engineering — 1.1%
40	Argan, Inc.	1,673
28	Comfort Systems USA, Inc.	915
342	EMCOR Group, Inc.	16,862

		19,450

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.1%
210	General Cable Corp.	2,663

	Machinery — 3.2%
107	AGCO Corp.	5,019
301	Briggs & Stratton Corp.	6,371
398	Douglas Dynamics, Inc.	10,238
224	Federal Signal Corp.	2,879
12	Graham Corp.	228
54	Greenbrier Cos., Inc. (The)	1,559
72	Hurco Cos., Inc.	2,007
46	Hyster-Yale Materials Handling, Inc.	2,760
412	Joy Global, Inc.	8,703
113	Kadant, Inc.	5,836
22	Kennametal, Inc.	478
810	Wabash National Corp. (a)	10,288

		56,366

	Marine — 0.3%
147	Matson, Inc.	4,737

	Professional Services — 2.2%
216	Barrett Business Services, Inc.	8,922
440	FTI Consulting, Inc. (a)	17,899
84	Huron Consulting Group, Inc. (a)	5,076
166	RPX Corp. (a)	1,523
281	TriNet Group, Inc. (a)	5,842

		39,262

	Road & Rail — 0.6%
5	AMERCO	1,873
241	ArcBest Corp.	3,911
269	USA Truck, Inc. (a)	4,712

		10,496

	Trading Companies & Distributors — 0.9%
181	DXP Enterprises, Inc. (a)	2,701
596	MRC Global, Inc. (a)	8,468
32	SiteOne Landscape Supply, Inc. (a)	1,084
327	Titan Machinery, Inc. (a)	3,642

		15,895

	Total Industrials	251,327

	Information Technology — 10.8%
	Communications Equipment — 1.4%
88	Bel Fuse, Inc., Class B	1,568
282	Black Box Corp.	3,684
168	Comtech Telecommunications Corp.	2,161
75	InterDigital, Inc.	4,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
179	NETGEAR, Inc. (a)	8,509
466	Polycom, Inc. (a)	5,238

		25,353

	Electronic Equipment, Instruments & Components — 3.0%
748	Benchmark Electronics, Inc. (a)	15,820
229	Insight Enterprises, Inc. (a)	5,941
68	Sanmina Corp. (a)	1,829
270	Tech Data Corp. (a)	19,385
725	Vishay Intertechnology, Inc.	8,983

		51,958

	Internet Software & Services — 0.6%
581	Bazaarvoice, Inc. (a)	2,328
46	Benefitfocus, Inc. (a)	1,769
695	EarthLink Holdings Corp.	4,449
427	Monster Worldwide, Inc. (a)	1,020
177	RetailMeNot, Inc. (a)	1,362

		10,928

	IT Services — 0.8%
219	Convergys Corp.	5,470
64	Datalink Corp. (a)	479
39	EVERTEC, Inc., (Puerto Rico)	600
1,122	Unisys Corp. (a)	8,170

		14,719

	Semiconductors & Semiconductor Equipment — 2.7%
295	Advanced Energy Industries, Inc. (a)	11,191
324	Alpha & Omega Semiconductor Ltd. (a)	4,519
837	Amkor Technology, Inc. (a)	4,813
316	Cohu, Inc.	3,427
934	Cypress Semiconductor Corp.	9,849
512	FormFactor, Inc. (a)	4,607
229	IXYS Corp.	2,346
84	Ultra Clean Holdings, Inc. (a)	476
1,064	Xcerra Corp. (a)	6,119

		47,347

	Software — 2.3%
69	Aspen Technology, Inc. (a)	2,760
72	Fair Isaac Corp.	8,080
93	Progress Software Corp. (a)	2,543
667	Rovi Corp. (a)	10,429
425	Take-Two Interactive Software, Inc. (a)	16,120

		39,932

	Total Information Technology	190,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.6%
	Chemicals — 1.8%
98	American Vanguard Corp.	1,483
169	Innophos Holdings, Inc.	7,142
50	Innospec, Inc.	2,313
117	Minerals Technologies, Inc.	6,663
990	Rayonier Advanced Materials, Inc.	13,457

		31,058

	Containers & Packaging — 0.5%
643	Graphic Packaging Holding Co.	8,059
61	Myers Industries, Inc.	883

		8,942

	Metals & Mining — 1.8%
279	Carpenter Technology Corp.	9,184
348	Cliffs Natural Resources, Inc. (a)	1,974
62	Olympic Steel, Inc.	1,691
175	Ryerson Holding Corp. (a)	3,057
224	Schnitzer Steel Industries, Inc., Class A	3,934
262	Worthington Industries, Inc.	11,061

		30,901

	Paper & Forest Products — 0.5%
111	Domtar Corp.	3,879
148	Schweitzer-Mauduit International, Inc.	5,204

		9,083

	Total Materials	79,984

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
558	Cincinnati Bell, Inc. (a)	2,551
235	Intelsat S.A., (Luxembourg) (a)	607
946	Windstream Holdings, Inc.	8,771

		11,929

	Wireless Telecommunication Services — 0.0% (g)
39	Spok Holdings, Inc.	745

	Total Telecommunication Services	12,674

	Utilities — 7.3%
	Electric Utilities — 1.9%
333	El Paso Electric Co.	15,731
369	Portland General Electric Co.	16,298
24	Spark Energy, Inc., Class A	803

		32,832

	Gas Utilities — 2.5%
95	AGL Resources, Inc.	6,273
160	Northwest Natural Gas Co.	10,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
168	Southwest Gas Corp.	13,247
199	Spire, Inc.	14,111

		44,009

	Independent Power & Renewable Electricity Producers — 0.8%
2,285	Atlantic Power Corp.	5,667
427	Dynegy, Inc. (a)	7,362
50	Ormat Technologies, Inc.	2,192

		15,221

	Multi-Utilities — 1.4%
278	Avista Corp.	12,437
147	NorthWestern Corp.	9,265
58	Unitil Corp.	2,466

		24,168

	Water Utilities — 0.7%
181	American States Water Co.	7,909
125	California Water Service Group	4,349

		12,258

	Total Utilities	128,488

	Total Common Stocks (Cost $1,527,985)	1,731,612

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
27,554	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $27,554)	27,554

	Total Investments — 100.3% (Cost $1,555,539)	1,759,166
	Liabilities in Excess of Other Assets — (0.3)%	(5,834)

	NET ASSETS — 100.0%	$1,753,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
179	E-mini Russell 2000	09/16/16	USD	$20,538	$556

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 13.3%
	Auto Components — 1.6%
37	American Axle & Manufacturing Holdings, Inc. (a)	542
426	Cooper Tire & Rubber Co.	12,715
253	Dana Holding Corp.	2,672
335	Stoneridge, Inc. (a)	5,003
20	Tenneco, Inc. (a)	923

		21,855

	Diversified Consumer Services — 2.0%
129	Ascent Capital Group, Inc., Class A (a)	1,991
236	Houghton Mifflin Harcourt Co. (a)	3,692
95	K12, Inc. (a)	1,189
761	Regis Corp. (a)	9,472
204	Strayer Education, Inc. (a)	10,037

		26,381

	Hotels, Restaurants & Leisure — 4.0%
88	Bloomin’ Brands, Inc.	1,565
174	Bob Evans Farms, Inc.	6,607
38	Boyd Gaming Corp. (a)	692
64	Diamond Resorts International, Inc. (a)	1,923
9	DineEquity, Inc.	797
23	Intrawest Resorts Holdings, Inc. (a)	296
510	Isle of Capri Casinos, Inc. (a)	9,340
130	Jack in the Box, Inc.	11,135
293	La Quinta Holdings, Inc. (a)	3,345
195	Red Rock Resorts, Inc., Class A (a)	4,290
282	Ruby Tuesday, Inc. (a)	1,017
386	Sonic Corp.	10,444
87	Speedway Motorsports, Inc.	1,548

		52,999

	Household Durables — 0.7%
44	CSS Industries, Inc.	1,180
86	Leggett & Platt, Inc.	4,411
62	NACCO Industries, Inc., Class A	3,494

		9,085

	Leisure Products — 0.1%
158	JAKKS Pacific, Inc. (a)	1,252

	Media — 0.9%
77	Nexstar Broadcasting Group, Inc., Class A	3,669
284	Sinclair Broadcast Group, Inc., Class A	8,468

		12,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.6%
137	Big Lots, Inc.	6,880
16	Dillard’s, Inc., Class A	994

		7,874

	Specialty Retail — 3.2%
259	Abercrombie & Fitch Co., Class A	4,608
200	Children’s Place, Inc. (The)	16,020
383	Outerwall, Inc.	16,064
990	Pier 1 Imports, Inc.	5,088

		41,780

	Textiles, Apparel & Luxury Goods — 0.2%
96	Movado Group, Inc.	2,077

	Total Consumer Discretionary	175,440

	Consumer Staples — 3.0%
	Food & Staples Retailing — 0.4%
92	Ingles Markets, Inc., Class A	3,435
70	US Foods Holding Corp. (a)	1,690

		5,125

	Food Products — 2.2%
918	Darling Ingredients, Inc. (a)	13,684
263	Dean Foods Co.	4,759
168	Pilgrim’s Pride Corp.	4,286
50	Post Holdings, Inc. (a)	4,151
21	Sanderson Farms, Inc.	1,854
20	Seneca Foods Corp., Class A (a)	739

		29,473

	Personal Products — 0.1%
18	Herbalife Ltd. (a)	1,054
14	Medifast, Inc.	452

		1,506

	Tobacco — 0.3%
52	Universal Corp.	3,014

	Total Consumer Staples	39,118

	Energy — 3.3%
	Energy Equipment & Services — 0.9%
64	Archrock, Inc.	604
318	Parker Drilling Co. (a)	729
267	Pioneer Energy Services Corp. (a)	1,230
109	SEACOR Holdings, Inc. (a)	6,316
289	Seadrill Ltd., (United Kingdom) (a)	936
123	Unit Corp. (a)	1,911

		11,726

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.4%
16	Adams Resources & Energy, Inc.	616
1,076	Bill Barrett Corp. (a)	6,873
1,344	Denbury Resources, Inc.	4,825
21	EP Energy Corp., Class A (a)	109
61	Renewable Energy Group, Inc. (a)	538
257	REX American Resources Corp. (a)	15,346
330	Sanchez Energy Corp. (a)	2,330
40	Western Refining, Inc.	817

		31,454

	Total Energy	43,180

	Financials — 24.2%
	Banks — 8.6%
57	1st Source Corp.	1,858
83	BancFirst Corp.	5,019
221	BancorpSouth, Inc.	5,010
26	Banner Corp.	1,106
73	BBCN Bancorp, Inc.	1,082
227	Capital Bank Financial Corp., Class A	6,543
86	Cathay General Bancorp	2,434
337	Central Pacific Financial Corp.	7,944
20	Central Valley Community Bancorp	283
34	Chemical Financial Corp.	1,264
23	Citizens & Northern Corp.	455
55	City Holding Co.	2,496
59	CoBiz Financial, Inc.	687
373	CVB Financial Corp.	6,105
4	East West Bancorp, Inc.	138
396	FCB Financial Holdings, Inc., Class A (a)	13,464
421	First Commonwealth Financial Corp.	3,869
24	First Community Bancshares, Inc.	541
7	First Financial Bancorp	134
25	First Interstate BancSystem, Inc., Class A	705
73	Flushing Financial Corp.	1,457
136	FNB Corp.	1,705
93	Fulton Financial Corp.	1,251
58	Great Western Bancorp, Inc.	1,817
36	Guaranty Bancorp	608
36	Independent Bank Corp.	518
242	Investors Bancorp, Inc.	2,685
29	MainSource Financial Group, Inc.	631
232	OFG Bancorp, (Puerto Rico)	1,926
59	PacWest Bancorp	2,351
72	Park Sterling Corp.	511
25	Sierra Bancorp	417
35	Simmons First National Corp., Class A	1,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
17	Southside Bancshares, Inc.	523
18	Southwest Bancorp, Inc.	310
116	Suffolk Bancorp	3,619
222	TCF Financial Corp.	2,810
76	Trustmark Corp.	1,891
34	UMB Financial Corp.	1,804
312	Union Bankshares Corp.	7,702
21	Webster Financial Corp.	696
82	West Bancorporation, Inc.	1,521
255	Westamerica Bancorporation	12,542
148	Wilshire Bancorp, Inc.	1,538

		113,596

	Capital Markets — 0.5%
237	Cowen Group, Inc., Class A (a)	702
32	Federated Investors, Inc., Class B	909
156	Investment Technology Group, Inc.	2,602
174	KCG Holdings, Inc., Class A (a)	2,313

		6,526

	Consumer Finance — 0.6%
56	Cash America International, Inc.	2,370
10	Credit Acceptance Corp. (a)	1,777
223	EZCORP, Inc., Class A (a)	1,682
73	Nelnet, Inc., Class A	2,519

		8,348

	Diversified Financial Services — 0.9%
64	Bats Global Markets, Inc. (a)	1,655
72	MarketAxess Holdings, Inc.	10,512

		12,167

	Insurance — 2.2%
16	Ambac Financial Group, Inc. (a)	265
146	American Equity Investment Life Holding Co.	2,078
25	Aspen Insurance Holdings Ltd., (Bermuda)	1,159
331	CNO Financial Group, Inc.	5,777
56	First American Financial Corp.	2,252
20	Global Indemnity plc, (Ireland) (a)	562
71	Kemper Corp.	2,206
96	MBIA, Inc. (a)	656
48	Navigators Group, Inc. (The)	4,387
88	Primerica, Inc.	5,060
75	ProAssurance Corp.	4,027
14	Stewart Information Services Corp.	563

		28,992

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.4%
95	American Assets Trust, Inc.	4,045
14	Armada Hoffler Properties, Inc.	185
41	Ashford Hospitality Trust, Inc.	219
607	Capstead Mortgage Corp.	5,885
104	CBL & Associates Properties, Inc.	970
189	CoreSite Realty Corp.	16,762
69	CubeSmart	2,125
21	CyrusOne, Inc.	1,152
1,380	CYS Investments, Inc.	11,554
82	DCT Industrial Trust, Inc.	3,956
102	DiamondRock Hospitality Co.	918
45	EastGroup Properties, Inc.	3,095
5	EPR Properties	387
26	Equity LifeStyle Properties, Inc.	2,089
22	Equity One, Inc.	705
51	First Industrial Realty Trust, Inc.	1,422
88	Franklin Street Properties Corp.	1,083
20	Gladstone Commercial Corp.	339
96	Government Properties Income Trust	2,221
128	Gramercy Property Trust	1,177
179	Hersha Hospitality Trust	3,063
38	Highwoods Properties, Inc.	2,017
104	Hospitality Properties Trust	3,001
164	LTC Properties, Inc.	8,468
92	Mack-Cali Realty Corp.	2,487
90	Monogram Residential Trust, Inc.	922
13	National Retail Properties, Inc.	667
54	Pennsylvania Real Estate Investment Trust	1,158
42	Post Properties, Inc.	2,564
143	Potlatch Corp.	4,883
18	PS Business Parks, Inc.	1,920
188	Ramco-Gershenson Properties Trust	3,691
490	RLJ Lodging Trust	10,511
50	Saul Centers, Inc.	3,086
23	Silver Bay Realty Trust Corp.	388
33	Summit Hotel Properties, Inc.	433
34	Taubman Centers, Inc.	2,515

		112,063

	Real Estate Management & Development — 0.5%
31	Alexander & Baldwin, Inc.	1,113
420	Forestar Group, Inc. (a)	4,989
20	St. Joe Co. (The) (a)	356

		6,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 2.5%
19	BankFinancial Corp.	223
388	Beneficial Bancorp, Inc. (a)	4,937
20	Capitol Federal Financial, Inc.	279
72	Charter Financial Corp.	952
20	First Defiance Financial Corp.	769
597	Meridian Bancorp, Inc.	8,819
227	MGIC Investment Corp. (a)	1,348
218	NMI Holdings, Inc., Class A (a)	1,193
584	Northfield Bancorp, Inc.	8,662
158	Oritani Financial Corp.	2,531
133	Walker & Dunlop, Inc. (a)	3,019

		32,732

	Total Financials	320,882

	Health Care — 13.1%
	Biotechnology — 4.5%
129	ACADIA Pharmaceuticals, Inc. (a)	4,181
91	Adamas Pharmaceuticals, Inc. (a)	1,370
15	Aduro Biotech, Inc. (a)	171
92	Aimmune Therapeutics, Inc. (a)	990
160	Amicus Therapeutics, Inc. (a)	875
8	Applied Genetic Technologies Corp. (a)	112
31	Ardelyx, Inc. (a)	271
335	Arrowhead Pharmaceuticals, Inc. (a)	1,784
52	Atara Biotherapeutics, Inc. (a)	1,175
30	Avexis, Inc. (a)	1,137
132	Bellicum Pharmaceuticals, Inc. (a)	1,716
35	Blueprint Medicines Corp. (a)	713
87	Cara Therapeutics, Inc. (a)	417
38	Chimerix, Inc. (a)	148
72	Coherus Biosciences, Inc. (a)	1,221
92	Dimension Therapeutics, Inc. (a)	554
101	Edge Therapeutics, Inc. (a)	1,021
84	FibroGen, Inc. (a)	1,374
96	Flexion Therapeutics, Inc. (a)	1,434
90	Global Blood Therapeutics, Inc. (a)	1,491
123	Halozyme Therapeutics, Inc. (a)	1,063
52	Heron Therapeutics, Inc. (a)	935
183	Idera Pharmaceuticals, Inc. (a)	280
134	Immune Design Corp. (a)	1,093
189	Infinity Pharmaceuticals, Inc. (a)	252
27	Intellia Therapeutics, Inc. (a)	585
147	Karyopharm Therapeutics, Inc. (a)	986
12	Kite Pharma, Inc. (a)	615
62	MacroGenics, Inc. (a)	1,673
49	Mirati Therapeutics, Inc. (a)	265

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
99	Neurocrine Biosciences, Inc. (a)	4,513
41	Ophthotech Corp. (a)	2,082
49	Portola Pharmaceuticals, Inc. (a)	1,145
54	Proteostasis Therapeutics, Inc. (a)	657
75	Prothena Corp. plc, (Ireland) (a)	2,632
298	PTC Therapeutics, Inc. (a)	2,095
19	Puma Biotechnology, Inc. (a)	560
53	Radius Health, Inc. (a)	1,933
55	Sage Therapeutics, Inc. (a)	1,663
132	Selecta Biosciences, Inc. (a)	1,845
43	Seres Therapeutics, Inc. (a)	1,235
19	Spark Therapeutics, Inc. (a)	982
639	Synergy Pharmaceuticals, Inc. (a)	2,429
83	Tokai Pharmaceuticals, Inc. (a)	458
45	Ultragenyx Pharmaceutical, Inc. (a)	2,206
54	Versartis, Inc. (a)	594
147	Xencor, Inc. (a)	2,782
11	Zafgen, Inc. (a)	68

		59,781

	Health Care Equipment & Supplies — 2.5%
184	Inogen, Inc. (a)	9,240
35	NuVasive, Inc. (a)	2,078
113	Orthofix International N.V. (a)	4,783
9	Penumbra, Inc. (a)	506
350	Quidel Corp. (a)	6,242
184	SurModics, Inc. (a)	4,323
20	Utah Medical Products, Inc.	1,235
244	Wright Medical Group N.V., (Netherlands) (a)	4,229

		32,636

	Health Care Providers & Services — 4.6%
141	Alliance HealthCare Services, Inc. (a)	877
56	American Renal Associates Holdings, Inc. (a)	1,608
71	Amsurg Corp. (a)	5,474
239	Civitas Solutions, Inc. (a)	4,976
897	Community Health Systems, Inc. (a)	10,811
503	Cross Country Healthcare, Inc. (a)	7,002
66	Landauer, Inc.	2,708
155	Molina Healthcare, Inc. (a)	7,755
228	Owens & Minor, Inc.	8,504
107	Surgical Care Affiliates, Inc. (a)	5,105
102	Triple-S Management Corp., (Puerto Rico), Class B (a)	2,485
34	WellCare Health Plans, Inc. (a)	3,594

		60,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.2%
169	HMS Holdings Corp. (a)	2,967

	Life Sciences Tools & Services — 0.3%
25	Cambrex Corp. (a)	1,314
63	INC Research Holdings, Inc., Class A (a)	2,410

		3,724

	Pharmaceuticals — 1.0%
100	Amphastar Pharmaceuticals, Inc. (a)	1,609
129	Axsome Therapeutics, Inc. (a)	975
52	Intra-Cellular Therapies, Inc. (a)	2,011
54	Pacira Pharmaceuticals, Inc. (a)	1,804
30	Prestige Brands Holdings, Inc. (a)	1,679
107	Reata Pharmaceuticals, Inc., Class A (a)	2,121
61	Relypsa, Inc. (a)	1,123
75	Revance Therapeutics, Inc. (a)	1,021
200	TherapeuticsMD, Inc. (a)	1,699

		14,042

	Total Health Care	174,049

	Industrials — 13.8%
	Aerospace & Defense — 2.1%
113	AAR Corp.	2,628
68	Curtiss-Wright Corp.	5,754
772	DigitalGlobe, Inc. (a)	16,511
63	Moog, Inc., Class A (a)	3,376

		28,269

	Air Freight & Logistics — 0.2%
46	Atlas Air Worldwide Holdings, Inc. (a)	1,897

	Airlines — 0.5%
115	Alaska Air Group, Inc.	6,680

	Building Products — 0.8%
209	Continental Building Products, Inc. (a)	4,642
127	Gibraltar Industries, Inc. (a)	4,009
158	Ply Gem Holdings, Inc. (a)	2,302

		10,953

	Commercial Services & Supplies — 3.0%
1,289	ACCO Brands Corp. (a)	13,314
107	Deluxe Corp.	7,095
238	Ennis, Inc.	4,570
189	Essendant, Inc.	5,764
66	Interface, Inc.	999
58	VSE Corp.	3,841
200	West Corp.	3,926

		39,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — 1.0%
222	EMCOR Group, Inc.	10,945
118	MasTec, Inc. (a)	2,625

		13,570

	Machinery — 2.2%
258	Actuant Corp., Class A	5,838
327	Briggs & Stratton Corp.	6,924
314	Douglas Dynamics, Inc.	8,087
12	Graham Corp.	217
39	Hurco Cos., Inc.	1,094
23	Hyster-Yale Materials Handling, Inc.	1,351
18	Joy Global, Inc.	383
72	Kadant, Inc.	3,698
26	Kennametal, Inc.	579
52	Wabash National Corp. (a)	655

		28,826

	Marine — 0.7%
273	Matson, Inc.	8,822

	Professional Services — 1.3%
136	Barrett Business Services, Inc.	5,621
41	Franklin Covey Co. (a)	628
52	Huron Consulting Group, Inc. (a)	3,112
32	TriNet Group, Inc. (a)	665
122	WageWorks, Inc. (a)	7,273

		17,299

	Road & Rail — 0.7%
116	ArcBest Corp.	1,880
123	Swift Transportation Co. (a)	1,891
293	USA Truck, Inc. (a)	5,132

		8,903

	Trading Companies & Distributors — 1.3%
75	Applied Industrial Technologies, Inc.	3,394
166	DXP Enterprises, Inc. (a)	2,478
383	MRC Global, Inc. (a)	5,440
120	NOW, Inc. (a)	2,175
24	SiteOne Landscape Supply, Inc. (a)	816
309	Titan Machinery, Inc. (a)	3,450

		17,753

	Total Industrials	182,481

	Information Technology — 17.8%
	Communications Equipment — 2.6%
94	Bel Fuse, Inc., Class B	1,673
58	Black Box Corp.	753

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
591	Harmonic, Inc. (a)	1,686
120	InterDigital, Inc.	6,704
116	NETGEAR, Inc. (a)	5,524
185	Plantronics, Inc.	8,149
258	Polycom, Inc. (a)	2,897
186	Ubiquiti Networks, Inc. (a)	7,206

		34,592

	Electronic Equipment, Instruments & Components — 2.4%
221	Benchmark Electronics, Inc. (a)	4,679
19	Coherent, Inc. (a)	1,716
41	Insight Enterprises, Inc. (a)	1,071
1,312	InvenSense, Inc. (a)	8,040
135	Sanmina Corp. (a)	3,630
162	Tech Data Corp. (a)	11,654
97	Vishay Intertechnology, Inc.	1,202

		31,992

	Internet Software & Services — 2.8%
2,161	Bazaarvoice, Inc. (a)	8,665
736	EarthLink Holdings Corp.	4,710
195	Marchex, Inc., Class B (a)	619
183	MINDBODY, Inc., Class A (a)	2,957
259	RetailMeNot, Inc. (a)	1,997
88	Twilio, Inc., Class A (a)	3,219
291	Web.com Group, Inc. (a)	5,297
77	WebMD Health Corp. (a)	4,498
397	Xactly Corp. (a)	5,082

		37,044

	IT Services — 1.8%
209	Convergys Corp.	5,232
220	CSG Systems International, Inc.	8,884
26	Euronet Worldwide, Inc. (a)	1,806
34	EVERTEC, Inc., (Puerto Rico)	527
62	Science Applications International Corp.	3,618
493	Unisys Corp. (a)	3,589

		23,656

	Semiconductors & Semiconductor Equipment — 2.5%
14	Acacia Communications, Inc. (a)	551
187	Advanced Energy Industries, Inc. (a)	7,114
320	Alpha & Omega Semiconductor Ltd. (a)	4,456
430	Cohu, Inc.	4,663
303	Integrated Device Technology, Inc. (a)	6,093
296	Intersil Corp., Class A	4,012
19	Silicon Laboratories, Inc. (a)	906

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
57	Tessera Technologies, Inc.	1,759
621	Xcerra Corp. (a)	3,570

		33,124

	Software — 5.7%
188	ACI Worldwide, Inc. (a)	3,672
362	Aspen Technology, Inc. (a)	14,559
177	AVG Technologies N.V., (Netherlands) (a)	3,367
134	Barracuda Networks, Inc. (a)	2,027
80	Fair Isaac Corp.	8,996
48	Manhattan Associates, Inc. (a)	3,078
263	Mentor Graphics Corp.	5,600
32	Progress Software Corp. (a)	887
52	Qualys, Inc. (a)	1,547
65	Rapid7, Inc. (a)	814
624	Rovi Corp. (a)	9,751
494	Take-Two Interactive Software, Inc. (a)	18,725
127	VASCO Data Security International, Inc. (a)	2,073

		75,096

	Total Information Technology	235,504

	Materials — 3.8%
	Chemicals — 1.8%
84	Innophos Holdings, Inc.	3,541
67	Koppers Holdings, Inc. (a)	2,068
112	Minerals Technologies, Inc.	6,350
258	OMNOVA Solutions, Inc. (a)	1,871
450	Rayonier Advanced Materials, Inc.	6,117
79	Trinseo S.A. (a)	3,409

		23,356

	Containers & Packaging — 0.8%
60	Berry Plastics Group, Inc. (a)	2,312
678	Graphic Packaging Holding Co.	8,496
31	Myers Industries, Inc.	452

		11,260

	Metals & Mining — 1.1%
53	Carpenter Technology Corp.	1,732
50	Commercial Metals Co.	850
74	Olympic Steel, Inc.	2,024
131	Ryerson Holding Corp. (a)	2,292
174	Worthington Industries, Inc.	7,348

		14,246

	Paper & Forest Products — 0.1%
41	Domtar Corp.	1,428

	Total Materials	50,290

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
1,089	Cincinnati Bell, Inc. (a)	4,975
25	General Communication, Inc., Class A (a)	387
85	Vonage Holdings Corp. (a)	520
782	Windstream Holdings, Inc.	7,245

	Total Telecommunication Services	13,127

	Utilities — 3.9%
	Electric Utilities — 1.3%
104	El Paso Electric Co.	4,930
77	PNM Resources, Inc.	2,733
155	Portland General Electric Co.	6,821
80	Spark Energy, Inc., Class A	2,644

		17,128

	Gas Utilities — 0.9%
48	AGL Resources, Inc.	3,157
52	Southwest Gas Corp.	4,109
61	Spire, Inc.	4,335

		11,601

	Independent Power & Renewable Electricity Producers — 0.8%
1,181	Atlantic Power Corp.	2,929
416	Dynegy, Inc. (a)	7,179
18	Ormat Technologies, Inc.	792

		10,900

	Multi-Utilities — 0.2%
26	Avista Corp.	1,160
28	NorthWestern Corp.	1,791

		2,951

	Water Utilities — 0.7%
221	American States Water Co.	9,684

	Total Utilities	52,264

	Total Common Stocks (Cost $1,215,698)	1,286,335

NUMBER OF RIGHTS
Rights — 0.0%
	Health Care — 0.0%
	Biotechnology — 0.0%
63	Trius Therapeutics, Inc. CVR (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
32,546	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $32,546)	32,546

	Total Investments — 99.7% (Cost $1,248,244)	1,318,881
	Other Assets in Excess of Liabilities — 0.3%	4,431

	NET ASSETS — 100.0%	$1,323,312

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	E-mini Russell 2000	09/16/16	USD	$35,569	$521

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

CVR	— Contingent Value Rights
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 (shares or number of warrants).
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$150,488		$157,459		$3,295,327
Investments in affiliates, at value	3,180		5,966		138,079

Total investment securities, at value	153,668		163,425		3,433,406
Deposits at broker for futures contracts	—		455		—
Due from custodian	—		—		2,580
Receivables:
Investment securities sold	975		1,464		—
Fund shares sold	94		95		18,960
Dividends from non-affiliates	84		200		3,737
Dividends from affiliates	—	(a)	1		50
Variation margin on futures contracts	—		114		—

Total Assets	154,821		165,754		3,458,733

LIABILITIES:
Payables:
Due to custodian	—		11		—
Investment securities purchased	1,326		621		3,984
Fund shares redeemed	276		263		1,776
Accrued liabilities:
Investment advisory fees	57		76		1,747
Administration fees	—		3		220
Distribution fees	32		—	(a)	186
Shareholder servicing fees	25		35		888
Custodian and accounting fees	9		10		21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	3
Sub-transfer agency fees	69		77		650
Other	121		22		328

Total Liabilities	1,915		1,118		9,803

Net Assets	$152,906		$164,636		$3,448,930

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$106,522	$121,320	$2,458,361
Accumulated undistributed (distributions in excess of) net investment income	(658)	(31)	8,726
Accumulated net realized gains (losses)	7,688	10,400	115,255
Net unrealized appreciation (depreciation)	39,354	32,947	866,588

Total Net Assets	$152,906	$164,636	$3,448,930

Net Assets:
Class A	$55,583	$23	$736,629
Class C	32,734	20	70,176
Class R2	—	—	5,313
Class R5	—	—	1,349,107
Class R6	—	20	25,933
Select Class	64,589	164,573	1,261,772

Total	$152,906	$164,636	$3,448,930

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,904	1	17,673
Class C	2,102	1	2,179
Class R2	—	—	129
Class R5	—	—	28,361
Class R6	—	1	545
Select Class	3,051	3,585	26,566

Net Asset Value (a):
Class A —Redemption price per share	$19.14	$45.88	$41.68
Class C — Offering price per share (b)	15.58	45.86	32.21
Class R2 —Offering and redemption price per share	—	—	41.08
Class R5 —Offering and redemption price per share	—	—	47.57
Class R6 —Offering and redemption price per share	—	45.90	47.57
Select Class — Offering and redemption price per share	21.17	45.90	47.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.20	$48.42	$43.99

Cost of investments in non-affiliates	$111,134	$124,597	$2,428,739
Cost of investments in affiliates	3,180	5,966	138,079

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,018,200	$1,731,612		$1,286,335
Investments in affiliates, at value	22,619	27,554		32,546

Total investment securities, at value	1,040,819	1,759,166		1,318,881
Cash	43	—		—
Deposits at broker for futures contracts	—	1,168		1,395
Due from custodian	—	1,518		—
Receivables:
Investment securities sold	6,596	7,775		5,960
Fund shares sold	594	1,813		2,127
Dividends from non-affiliates	569	3,377		1,697
Dividends from affiliates	4	9		15
Variation margin on futures contracts	—	328		511

Total Assets	1,048,625	1,775,154		1,330,586

LIABILITIES:
Payables:
Due to custodian	—	—	(a)	—
Investment securities purchased	8,998	16,938		4,855
Fund shares redeemed	1,377	2,765		1,037
Accrued liabilities:
Investment advisory fees	522	926		632
Administration fees	69	117		88
Distribution fees	57	158		89
Shareholder servicing fees	42	64		56
Custodian and accounting fees	9	13		23
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	1
Sub-transfer agency fees	287	581		343
Other	125	260		150

Total Liabilities	11,487	21,822		7,274

Net Assets	$1,037,138	$1,753,332		$1,323,312

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$883,407	$1,579,895	$1,296,896
Accumulated undistributed (distributions in excess of) net investment income	(1,912)	2,643	2,547
Accumulated net realized gains (losses)	(17,472)	(33,389)	(47,289)
Net unrealized appreciation (depreciation)	173,115	204,183	71,158

Total Net Assets	$1,037,138	$1,753,332	$1,323,312

Net Assets:
Class A	$179,093	$551,313	$226,309
Class C	18,218	41,161	45,932
Class R2	21,276	47,309	34,326
Class R5	—	96,674	—
Class R6	445,008	753,439	139,835
Institutional Class	271,369	—	587,279
Select Class	102,174	263,436	289,631

Total	$1,037,138	$1,753,332	$1,323,312

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,662	22,374	14,996
Class C	2,067	1,977	3,152
Class R2	1,908	1,932	2,307
Class R5	—	3,723	—
Class R6	34,763	28,986	9,080
Institutional Class	21,342	—	38,161
Select Class	8,226	10,144	18,809

Net Asset Value (a):
Class A — Redemption price per share	$11.43	$24.64	$15.09
Class C — Offering price per share (b)	8.82	20.82	14.57
Class R2 — Offering and redemption price per share	11.15	24.48	14.88
Class R5 — Offering and redemption price per share	—	25.97	—
Class R6 — Offering and redemption price per share	12.80	25.99	15.40
Institutional Class — Offering and redemption price per share	12.72	—	15.39
Select Class — Offering and redemption price per share	12.42	25.97	15.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.06	$26.01	$15.93

Cost of investments in non-affiliates	$845,085	$1,527,985	$1,215,698
Cost of investments in affiliates	22,619	27,554	32,546

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,418	$5,037	$48,318
Dividend income from affiliates	7	14	317

Total investment income	1,425	5,051	48,635

EXPENSES:
Investment advisory fees	2,065	2,989	20,213
Administration fees	260	377	2,549
Distribution fees:
Class A (a)	152	— (b)	1,737
Class C (a)	291	— (b)	302
Class R2	—	—	16
Shareholder servicing fees:
Class A (a)	152	— (b)	1,737
Class C (a)	97	— (b)	101
Class R2	—	—	8
Class R5	—	—	613
Select Class	545	1,150	2,861
Custodian and accounting fees	41	63	96
Interest expense to affiliates	— (b)	—	— (b)
Professional fees	51	52	77
Trustees’ and Chief Compliance Officer’s fees	9	10	31
Printing and mailing costs	137	91	558
Registration and filing fees	39	32	129
Transfer agency fees (See Note 2.D.)	29	15	86
Sub-transfer agency fees (See Note 2.D.)	229	533	2,888
Other	8	8	30

Total expenses	4,105	5,320	34,032

Less fees waived	(497)	(1,658)	(3,179)
Less expense reimbursements	(1)	(8)	(50)

Net expenses	3,607	3,654	30,803

Net investment income (loss)	(2,182)	1,397	17,832

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,057	69,611	399,193
Futures	1,130	(2,237)	—

Net realized gain (loss)	28,187	67,374	399,193

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(117,590)	(152,376)	(343,741)
Futures	—	453	—

Change in net unrealized appreciation/depreciation	(117,590)	(151,923)	(343,741)

Net realized/unrealized gains (losses)	(89,403)	(84,549)	55,452

Change in net assets resulting from operations	$(91,585)	$(83,152)	$73,284

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,300	$33,915	$15,756
Dividend income from affiliates	36	95	98

Total investment income	5,336	34,010	15,854

EXPENSES:
Investment advisory fees	7,091	11,398	6,644
Administration fees	894	1,437	908
Distribution fees:
Class A	531	1,356	577
Class C	158	325	333
Class R2	116	227	139
Shareholder servicing fees:
Class A	531	1,356	577
Class C	53	108	111
Class R2	58	114	70
Class R5	—	48	—
Institutional Class	264	—	431
Select Class	294	851	658
Custodian and accounting fees	50	102	103
Professional fees	56	59	65
Trustees’ and Chief Compliance Officer’s fees	14	18	14
Printing and mailing costs	94	255	133
Registration and filing fees	119	162	196
Transfer agency fees (See Note 2.D.)	77	428	75
Sub-transfer agency fees (See Note 2.D.)	976	1,894	1,217
Other	15	35	13

Total expenses	11,391	20,173	12,264

Less fees waived	(1,151)	(2,095)	(1,157)
Less expense reimbursements	(87)	(344)	(30)

Net expenses	10,153	17,734	11,077

Net investment income (loss)	(4,817)	16,276	4,777

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,683	(6,282)	(26,400)
Futures	—	(5,339)	747

Net realized gain (loss)	3,683	(11,621)	(25,653)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(172,393)	(53,206)	(38,055)
Futures	—	963	756

Change in net unrealized appreciation/depreciation	(172,393)	(52,243)	(37,299)

Net realized/unrealized gains (losses)	(168,710)	(63,864)	(62,952)

Change in net assets resulting from operations	$(173,527)	$(47,588)	$(58,175)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,182)	$(3,624)	$1,397	$4,900
Net realized gain (loss)	28,187	60,975	67,374	75,637
Change in net unrealized appreciation/depreciation	(117,590)	8,299	(151,923)	(30,546)

Change in net assets resulting from operations	(91,585)	65,650	(83,152)	49,991

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,870)	(5,692)	—	—
Class B (a)
From net realized gains	—	(37)	—	—
Class C
From net realized gains	(6,681)	(4,687)	—	—
Select Class
From net investment income	—	—	(4,787)	(1,375)
From net realized gains	(40,293)	(32,531)	(69,898)	(72,101)

Total distributions to shareholders	(55,844)	(42,947)	(74,685)	(73,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(209,461)	(72,931)	(493,179)	135,830

NET ASSETS:
Change in net assets	(356,890)	(50,228)	(651,016)	112,345
Beginning of period	509,796	560,024	815,652	703,307

End of period	$152,906	$509,796	$164,636	$815,652

Accumulated undistributed (distributions in excess of) net investment income	$(658)	$(1,638)	$(31)	$3,671

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,832	$16,019	$(4,817)	$(6,112)
Net realized gain (loss)	399,193	217,676	3,683	105,332
Change in net unrealized appreciation/depreciation	(343,741)	22,116	(172,393)	49,185

Change in net assets resulting from operations	73,284	255,811	(173,527)	148,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,634)	(1,326)	—	—
From net realized gains	(51,657)	(72,144)	(17,982)	(20,645)
Class B (a)
From net realized gains	—	(441)	—	(176)
Class C
From net realized gains	(2,993)	(4,673)	(2,222)	(2,503)
Class R2
From net realized gains	(211)	(372)	(1,956)	(2,202)
Class R5
From net investment income	(7,998)	(7,331)	—	—
From net realized gains	(77,242)	(107,883)	—	—
Class R6
From net realized gains	—	—	(34,132)	(30,237)
Institutional Class
From net realized gains	—	—	(19,628)	(20,050)
Select Class
From net investment income	(3,556)	(6,696)	—	—
From net realized gains	(59,055)	(140,920)	(8,776)	(10,568)

Total distributions to shareholders	(205,346)	(341,786)	(84,696)	(86,381)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,154	70,368	50,292	25,731

NET ASSETS:
Change in net assets	55,092	(15,607)	(207,931)	87,755
Beginning of period	3,393,838	3,409,445	1,245,069	1,157,314

End of period	$3,448,930	$3,393,838	$1,037,138	$1,245,069

Accumulated undistributed (distributions in excess of) net investment income	$8,726	$7,031	$(1,912)	$(2,802)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,276	$17,079	$4,777	$3,308
Net realized gain (loss)	(11,621)	82,582	(25,653)	36,899
Change in net unrealized appreciation/depreciation	(52,243)	(77,688)	(37,299)	23,209

Change in net assets resulting from operations	(47,588)	21,973	(58,175)	63,416

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,316)	(4,063)	(375)	—
From net realized gains	(24,024)	(24,585)	(9,859)	(5,065)
Class B (a)
From net investment income	—	(10)	—	—
From net realized gains	—	(142)	—	—
Class C
From net investment income	(138)	(237)	—	—
From net realized gains	(2,266)	(2,788)	(1,985)	(879)
Class R2
From net investment income	(176)	(253)	(36)	—
From net realized gains	(2,034)	(2,245)	(1,197)	(339)
Class R5
From net investment income	(877)	(897)	—	—
From net realized gains	(4,226)	(3,945)	—	—
Class R6
From net investment income	(7,344)	(5,716)	(620)	(152)
From net realized gains	(33,390)	(23,274)	(4,031)	(1,577)
Institutional Class
From net investment income	—	—	(2,157)	(689)
From net realized gains	—	—	(16,302)	(8,505)
Select Class
From net investment income	(2,589)	(4,081)	(1,045)	(184)
From net realized gains	(11,883)	(19,170)	(11,139)	(5,885)

Total distributions to shareholders	(92,263)	(91,406)	(48,746)	(23,275)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,440	381,022	458,685	349,644

NET ASSETS:
Change in net assets	(117,411)	311,589	351,764	389,785
Beginning of period	1,870,743	1,559,154	971,548	581,763

End of period	$1,753,332	$1,870,743	$1,323,312	$971,548

Accumulated undistributed (distributions in excess of) net investment income	$2,643	$1,913	$2,547	$2,417

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$10,070	$11,741	$23	$—
Distributions reinvested	6,411	4,072	—	—
Cost of shares redeemed	(14,402)	(32,156)	—	—
Conversion from Class B Shares	—	366	—	—

Change in net assets resulting from Class A capital transactions	$2,079	$(15,977)	$23	$—

Class B (b)
Proceeds from shares issued	$—	$8	$—	$—
Distributions reinvested	—	33	—	—
Cost of shares redeemed	—	(202)	—	—
Conversion to Class A Shares	—	(366)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(527)	$—	$—

Class C (a)
Proceeds from shares issued	$13,161	$12,653	$20	$—
Distributions reinvested	856	515	—	—
Cost of shares redeemed	(17,151)	(19,389)	—	—

Change in net assets resulting from Class C capital transactions	$(3,134)	$(6,221)	$20	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$20	$—

Select Class
Proceeds from shares issued	$68,912	$109,502	$82,011	$165,199
Distributions reinvested	39,841	32,251	71,593	69,335
Cost of shares redeemed	(317,159)	(191,959)	(116,062)	(98,704)
Redemptions in-kind (See Note 7)	—	—	(530,784)	—

Change in net assets resulting from Select Class capital transactions	$(208,406)	$(50,206)	$(493,242)	$135,830

Total change in net assets resulting from capital transactions	$(209,461)	$(72,931)	$(493,179)	$135,830

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A (a)
Issued	478	487	1	—
Reinvested	327	179	—	—
Redeemed	(712)	(1,334)	—	—
Conversion from Class B Shares	—	14	—	—

Change in Class A Shares	93	(654)	1	—

Class B (b)
Issued	—	1	—	—
Reinvested	—	1	—	—
Redeemed	—	(10)	—	—
Conversion to Class A Shares	—	(16)	—	—

Change in Class B Shares	—	(24)	—	—

Class C (a)
Issued	780	625	1	—
Reinvested	54	27	—	—
Redeemed	(1,015)	(935)	—	—

Change in Class C Shares	(181)	(283)	1	—

Class R6 (a)
Issued	—	—	1	—

Change in Class R6 Shares	—	—	1	—

Select Class
Issued	3,027	4,202	1,600	2,959
Reinvested	1,842	1,306	1,578	1,342
Redeemed	(15,456)	(7,272)	(2,421)	(1,763)
Redemptions in-kind (See Note 7)	—	—	(11,691)	—

Change in Select Class Shares	(10,587)	(1,764)	(10,934)	2,538

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$797,670	$108,279	$34,331	$41,024
Distributions reinvested	49,673	66,061	17,120	19,785
Cost of shares redeemed	(225,187)	(213,835)	(82,368)	(88,174)
Redemptions in-kind (See Note 7)	(545,339)	—	—	—
Conversion from Class B Shares	—	1,096	—	1,416

Change in net assets resulting from Class A capital transactions	$76,817	$(38,399)	$(30,917)	$(25,949)

Class B (a)
Proceeds from shares issued	$—	$54	$—	$18
Distributions reinvested	—	405	—	165
Cost of shares redeemed	—	(4,544)	—	(832)
Conversion to Class A Shares	—	(1,096)	—	(1,416)

Change in net assets resulting from Class B capital transactions	$—	$(5,181)	$—	$(2,065)

Class C
Proceeds from shares issued	$39,875	$1,597	$1,342	$1,657
Distributions reinvested	2,583	3,928	1,891	2,095
Cost of shares redeemed	(7,079)	(7,262)	(5,168)	(5,918)

Change in net assets resulting from Class C capital transactions	$35,379	$(1,737)	$(1,935)	$(2,166)

Class R2
Proceeds from shares issued	$3,684	$864	$3,627	$3,831
Distributions reinvested	147	267	1,908	2,147
Cost of shares redeemed	(1,850)	(1,407)	(6,699)	(9,815)

Change in net assets resulting from Class R2 capital transactions	$1,981	$(276)	$(1,164)	$(3,837)

Class R5
Proceeds from shares issued	$327,668	$212,080	$—	$—
Distributions reinvested	80,413	108,316	—	—
Cost of shares redeemed	(243,746)	(227,737)	—	—

Change in net assets resulting from Class R5 capital transactions	$164,335	$92,659	$—	$—

Class R6 (b)
Proceeds from shares issued	$25,790	$—	$130,485	$120,496
Distributions reinvested	—	—	34,132	30,237
Cost of shares redeemed	(173)	—	(105,409)	(46,820)

Change in net assets resulting from Class R6 capital transactions	$25,617	$—	$59,208	$103,913

Institutional Class
Proceeds from shares issued	$—	$—	$114,481	$65,873
Distributions reinvested	—	—	18,231	18,418
Cost of shares redeemed	—	—	(81,578)	(121,813)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$51,134	$(37,522)

Select Class
Proceeds from shares issued	$643,933	$365,334	$29,505	$35,361
Distributions reinvested	55,589	136,721	7,984	9,680
Cost of shares redeemed	(816,497)	(478,753)	(63,523)	(51,684)

Change in net assets resulting from Select Class capital transactions	$(116,975)	$23,302	$(26,034)	$(6,643)

Total change in net assets resulting from capital transactions	$187,154	$70,368	$50,292	$25,731

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	20,677	2,447	2,821	3,026
Reinvested	1,292	1,602	1,466	1,564
Redeemed	(5,663)	(4,844)	(7,028)	(6,513)
Redemptions in-kind (See Note 7)	(13,733)	—	—	—
Conversion from Class B Shares	—	24	—	96

Change in Class A Shares	2,573	(771)	(2,741)	(1,827)

Class B (a)
Issued	—	2	—	1
Reinvested	—	12	—	17
Redeemed	—	(127)	—	(80)
Conversion to Class A Shares	—	(31)	—	(129)

Change in Class B Shares	—	(144)	—	(191)

Class C
Issued	1,307	47	143	154
Reinvested	87	120	210	208
Redeemed	(228)	(203)	(572)	(544)

Change in Class C Shares	1,166	(36)	(219)	(182)

Class R2
Issued	93	20	309	288
Reinvested	4	7	167	173
Redeemed	(46)	(33)	(566)	(730)

Change in Class R2 Shares	51	(6)	(90)	(269)

Class R5
Issued	7,138	4,248	—	—
Reinvested	1,832	2,321	—	—
Redeemed	(5,295)	(4,580)	—	—

Change in Class R5 Shares	3,675	1,989	—	—

Class R6 (b)
Issued	549	—	10,137	8,080
Reinvested	—	—	2,617	2,169
Redeemed	(4)	—	(8,387)	(3,169)

Change in Class R6 Shares	545	—	4,367	7,080

Institutional Class
Issued	—	—	8,718	4,442
Reinvested	—	—	1,407	1,328
Redeemed	—	—	(6,315)	(8,156)

Change in Institutional Class Shares	—	—	3,810	(2,386)

Select Class
Issued	14,082	7,313	2,235	2,421
Reinvested	1,270	2,941	630	711
Redeemed	(17,314)	(9,609)	(4,737)	(3,538)

Change in Select Class Shares	(1,962)	645	(1,872)	(406)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138,661	$267,230	$112,560	$158,127
Distributions reinvested	25,666	26,931	9,251	4,623
Cost of shares redeemed	(186,013)	(168,313)	(108,488)	(59,204)
Conversion from Class B Shares	—	2,069	—	—

Change in net assets resulting from Class A capital transactions	$(21,686)	$127,917	$13,323	$103,546

Class B (a)
Proceeds from shares issued	$—	$35	$—	$—
Distributions reinvested	—	150	—	—
Cost of shares redeemed	—	(1,071)	—	—
Conversion to Class A Shares	—	(2,069)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,955)	$—	$—

Class C
Proceeds from shares issued	$3,797	$7,961	$17,408	$25,684
Distributions reinvested	2,160	2,683	1,817	772
Cost of shares redeemed	(10,313)	(10,808)	(12,981)	(5,242)

Change in net assets resulting from Class C capital transactions	$(4,356)	$(164)	$6,244	$21,214

Class R2
Proceeds from shares issued	$16,117	$17,717	$25,767	$11,570
Distributions reinvested	2,028	2,299	944	335
Cost of shares redeemed	(15,854)	(17,153)	(7,774)	(4,428)

Change in net assets resulting from Class R2 capital transactions	$2,291	$2,863	$18,937	$7,477

Class R5
Proceeds from shares issued	$31,169	$46,041	$—	$—
Distributions reinvested	4,681	4,335	—	—
Cost of shares redeemed	(34,423)	(23,688)	—	—

Change in net assets resulting from Class R5 capital transactions	$1,427	$26,688	$—	$—

Class R6
Proceeds from shares issued	$383,830	$149,197	$100,275	$39,209
Distributions reinvested	40,732	28,990	4,436	1,450
Cost of shares redeemed	(173,847)	(58,319)	(26,418)	(19,367)

Change in net assets resulting from Class R6 capital transactions	$250,715	$119,868	$78,293	$21,292

Institutional Class
Proceeds from shares issued	$—	$—	$366,693	$184,860
Distributions reinvested	—	—	17,359	8,769
Cost of shares redeemed	—	—	(113,529)	(73,427)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$270,523	$120,202

Select Class
Proceeds from shares issued	$106,814	$210,959	$166,060	$114,544
Distributions reinvested	12,987	20,813	11,293	5,585
Cost of shares redeemed	(325,752)	(124,967)	(105,988)	(44,216)

Change in net assets resulting from Select Class capital transactions	$(205,951)	$106,805	$71,365	$75,913

Total change in net assets resulting from capital transactions	$22,440	$381,022	$458,685	$349,644

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,761	9,914	7,413	9,673
Reinvested	1,114	1,055	626	298
Redeemed	(7,728)	(6,295)	(7,196)	(3,624)
Conversion from Class B Shares	—	76	—	—

Change in Class A Shares	(853)	4,750	843	6,347

Class B (a)
Issued	—	2	—	—
Reinvested	—	7	—	—
Redeemed	—	(47)	—	—
Conversion to Class A Shares	—	(88)	—	—

Change in Class B Shares	—	(126)	—	—

Class C
Issued	184	349	1,176	1,604
Reinvested	111	123	127	51
Redeemed	(506)	(471)	(897)	(330)

Change in Class C Shares	(211)	1	406	1,325

Class R2
Issued	675	669	1,706	706
Reinvested	89	91	65	22
Redeemed	(669)	(646)	(528)	(271)

Change in Class R2 Shares	95	114	1,243	457

Class R5
Issued	1,223	1,643	—	—
Reinvested	193	161	—	—
Redeemed	(1,376)	(843)	—	—

Change in Class R5 Shares	40	961	—	—

Class R6
Issued	14,544	5,312	6,414	2,338
Reinvested	1,675	1,077	294	92
Redeemed	(7,015)	(2,075)	(1,663)	(1,156)

Change in Class R6 Shares	9,204	4,314	5,045	1,274

Institutional Class
Issued	—	—	24,199	11,156
Reinvested	—	—	1,150	554
Redeemed	—	—	(7,566)	(4,455)

Change in Institutional Class Shares	—	—	17,783	7,255

Select Class
Issued	4,250	7,576	10,694	6,883
Reinvested	535	775	748	354
Redeemed	(12,338)	(4,468)	(6,898)	(2,668)

Change in Select Class Shares	(7,553)	3,883	4,544	4,569

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2016	$26.04	$(0.16)		$(3.52)	$(3.68)	$(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)	(1.24)	(1.37)	—

Class C
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)	(1.10)	(1.30)	—

Select Class
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)	(1.31)	(1.37)	—

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$19.14	(14.42)%	$55,583	1.25%	(0.76)%		1.51%	56%
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63

15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63

21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
May 31, 2016 (f) through June 30, 2016	$45.81	$0.02	(g)(h)	$0.05	$0.07	$—	$—	$—

Class C
May 31, 2016 (f) through June 30, 2016	45.81	—	(g)(h)(i)	0.05	0.05	—	—	—

Class R6
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(g)(h)	0.05	0.09	—	—	—

Select Class
Year Ended June 30, 2016	56.18	0.15	(g)(h)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(g)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(j)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(k)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(l)	(1.98)	(1.71)	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(k)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(l)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$45.88	0.15%	$23	1.25%	0.56	%(h)	1.39%	58%

45.86	0.11	20	1.74	0.06	(h)	1.89	58

45.90	0.20	20	0.74	1.06	(h)	0.88	58

45.90	(8.97)	164,573	0.80	0.30	(h)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(j)	1.12	51
48.11	29.50	522,295	0.79	0.84	(k)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(l)	1.02	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2016	$44.68	$0.13	(g)	$0.08	$0.21	$(0.14)	$(3.07)	$(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07		1.09	1.16	(0.10)	(1.76)	(1.86)

Class C
Year Ended June 30, 2016	35.32	(0.06	)(g)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08)		0.89	0.81	—	(1.76)	(1.76)

Class R2
Year Ended June 30, 2016	44.04	0.01	(g)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01)		1.07	1.06	(0.04)	(1.76)	(1.80)

Class R5
Year Ended June 30, 2016	50.43	0.36	(g)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28		1.19	1.47	(0.28)	(1.76)	(2.04)

Class R6
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(g)	0.47	0.53	—	—	—

Select Class
Year Ended June 30, 2016	50.31	0.25	(g)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19		1.20	1.39	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$41.68	1.10%	$736,629	1.29%	0.31	%(g)	1.38%	32%
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27

32.21	0.63	70,176	1.79	(0.20	)(g)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27

41.08	0.85	5,313	1.54	0.03	(g)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27

47.57	1.62	1,349,107	0.79	0.78	(g)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27

47.57	1.13	25,933	0.73	1.60	(g)	0.75	32

47.50	1.41	1,261,772	0.99	0.54	(g)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2016	$14.50	$(0.09)		$(1.94)	$(2.03)	$(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(e)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(g)	(0.77)	(0.82)	(0.22)

Class C
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(e)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(g)	(0.66)	(0.75)	(0.22)

Class R2
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(e)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(g)	(0.76)	(0.84)	(0.22)

Class R6
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(e)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(g)(h)	(0.81)	(0.81)	(0.22)

Institutional Class
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(e)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(g)	(0.80)	(0.81)	(0.22)

Select Class
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(e)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(g)	(0.80)	(0.82)	(0.22)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$11.43	(14.17)%	$179,093	1.25%	(0.77)%		1.50%	47%
14.50	13.04	266,805	1.25	(0.82	)(e)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(f)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(g)	1.44	58

8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(e)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(f)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(g)	1.94	58

11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(e)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(f)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(g)	1.69	58

12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(e)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(f)(i)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(g)	0.94	58

12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(e)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(f)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(g)	1.04	58

12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(e)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(f)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(g)	1.19	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2016	$26.65	$0.17		$(0.94)	$(0.77)	$(0.15)	$(1.09)	$(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(e)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14		(0.22)	(0.08)	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03		(0.19)	(0.16)	(0.08)	—	(0.08)

Class R2
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10		(0.23)	(0.13)	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20		(0.22)	(0.02)	(0.22)	—	(0.22)

Class R6
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(e)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)

Select Class
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(e)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19		(0.23)	(0.04)	(0.20)	—	(0.20)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$24.64	(2.54)%	$551,313	1.25%	0.69%		1.53%	46%
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(e)	1.40	40
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38

20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38

24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38

25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38

25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(e)	0.90	40
24.87	28.62	207,613	0.85	1.32	(f)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38

25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(e)	1.15	40
24.86	28.47	266,018	0.99	1.19	(f)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2016	$16.96	$0.02		$(1.20)		$(1.18)	$(0.02)	$(0.67)	$(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02		(0.33	)(i)	(0.31)	—	—	—

Class C
Year Ended June 30, 2016	16.46	(0.05)		(1.17)		(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02)		(0.34	)(i)	(0.36)	—	—	—

Class R2
Year Ended June 30, 2016	16.77	(0.01)		(1.19)		(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011(j) through June 30, 2012	9.02	—	(k)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2016	17.29	0.11		(1.23)		(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011(j) through June 30, 2012	9.13	0.05		1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2016	17.28	0.10		(1.24)		(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06		(0.34	)(i)	(0.28)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2016	17.29	0.06		(1.22)		(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05		(0.33	)(i)	(0.28)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$15.09	(6.86)%		$226,309	1.26%	0.15%		1.44%	49%
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74

14.57	(7.35)		45,932	1.76	(0.34)		1.91	49
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74

14.88	(7.09)		34,326	1.51	(0.05)		1.75	49
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

15.40	(6.39)		139,835	0.73	0.71		0.74	49
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

15.39	(6.48)		587,279	0.82	0.63		0.90	49
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74

15.40	(6.63)		289,631	1.00	0.42		1.11	49
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Class A*, Class C*, Class R6*, Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class A, Class C and Class R6 Shares commenced operations on May 31, 2016 for Small Cap Core Fund.
**	Class R6 Shares commenced operations on May 31, 2016 for Small Cap Equity Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016, the Select Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, Small Cap Equity Fund was publicly offered only on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$153,668	$—	$—		$153,668

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$163,425	$—	$—	(c)	$163,425

Appreciation in Other Financial Instruments
Futures Contracts	$85	$—	$—		$85

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,433,406	$—	$—		$3,433,406

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,040,819	$—	$—		$1,040,819

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,759,166	$—	$—	(c)	$1,759,166

Appreciation in Other Financial Instruments
Futures Contracts	$556	$—	$—		$556

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$1,318,881	$—	$—	(c)	$1,318,881

Appreciation in Other Financial Instruments
Futures Contracts	$521	$—	$—		$521

(a)	Portfolio holdings designated in level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of warrants. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is Zero
(d)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a right and warrant. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$11,431	$49,924	$34,338
Ending Notional Balance Long	7,573	20,538	35,569

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A		Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$22		$2	n/a	n/a	n/a		n/a	$5	$29
Sub-transfer agency fees	70		99	n/a	n/a	n/a		n/a	60	229
Small Cap Core Fund
Transfer agency fees	—	(a)	—	n/a	n/a	$—		n/a	15	15
Sub-transfer agency fees	—		—	n/a	n/a	—		n/a	533	533
Small Cap Equity Fund
Transfer agency fees	47		2	$1	$12	—	(a)	n/a	24	86
Sub-transfer agency fees	781		30	6	612	—		n/a	1,459	2,888
Small Cap Growth Fund
Transfer agency fees	52		5	1	n/a	6		$5	8	77
Sub-transfer agency fees	442		24	76	n/a	—		247	187	976
Small Cap Value Fund
Transfer agency fees	351		7	39	6	15		n/a	10	428
Sub-transfer agency fees	1,059		67	138	99	—		n/a	531	1,894
U.S. Small Company Fund
Transfer agency fees	31		9	7	n/a	5		10	13	75
Sub-transfer agency fees	447		69	68	n/a	—		292	341	1,217

(a)	Amount rounds to less than $500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential divi-

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

dend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$1,447	$3,162	$(4,609)
Small Cap Core Fund	43,893	(312)	(43,581)
Small Cap Equity Fund	235,495	(1,949)	(233,546)
Small Cap Growth Fund	(6,539)	5,707	832
Small Cap Value Fund	—	(1,106)	1,106
U.S. Small Company Fund	—	(414)	414

The reclassifications for the Funds relate primarily to net operating losses, tax equalization, non-taxable dividends, adjustments to gain/loss due to redemptions in-kind and investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a
Small Cap Core Fund	0.25	0.75	n/a
Small Cap Equity Fund	0.25	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.50
U.S. Small Company Fund	0.25	0.75	0.50

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—
Small Cap Equity Fund	75	—	(a)
Small Cap Growth Fund	6	—
Small Cap Value Fund	18	—	(a)
U.S. Small Company Fund	17	—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	0.25	0.25	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	1.25	1.75	n/a	n/a	0.75%	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.55%	0.80%	0.75	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.50	n/a	0.75	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least May 31, 2017 for Class A, Class C and Class R6 of Small Cap Core Fund and Class R6 for Small Cap Equity Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$216	$115	$155	$486	$1
Small Cap Core Fund	1,215	373	46	1,634	8
Small Cap Equity Fund	780	520	1,617	2,917	50
Small Cap Growth Fund	101	65	952	1,118	87
Small Cap Value Fund	6	—	1,997	2,003	344
U.S. Small Company Fund	—	—	1,079	1,079	30

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$11
Small Cap Core Fund	24
Small Cap Equity Fund	262
Small Cap Growth Fund	33
Small Cap Value Fund	92
U.S. Small Company Fund	78

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$172,501	$435,993
Small Cap Core Fund	254,463	278,157
Small Cap Equity Fund	1,482,365	955,240
Small Cap Growth Fund	504,898	545,693
Small Cap Value Fund	786,230	797,172
U.S. Small Company Fund	946,397	532,432

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$121,004	$42,707	$10,043	$32,664
Small Cap Core Fund	132,472	40,481	9,528	30,953
Small Cap Equity Fund	2,572,159	955,684	94,437	861,247
Small Cap Growth Fund	881,655	259,200	100,036	159,164
Small Cap Value Fund	1,561,667	337,277	139,778	197,499
U.S. Small Company Fund	1,263,163	161,902	106,184	55,718

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in PFICs, and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$55,844	$55,844
Small Cap Core Fund	16,109	58,576	74,685
Small Cap Equity Fund	37,477	167,869	205,346
Small Cap Growth Fund	—	84,696	84,696
Small Cap Value Fund	15,467	76,796	92,263
U.S. Small Company Fund	16,789	31,957	48,746

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$6,167	$36,780	$42,947
Small Cap Core Fund	13,046	60,430	73,476
Small Cap Equity Fund	37,796	303,990	341,786
Small Cap Growth Fund	303	86,078	86,381
Small Cap Value Fund	27,790	63,616	91,406
U.S. Small Company Fund	11,336	11,939	23,275

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$14,379	$32,664
Small Cap Core Fund	—	12,394	30,953
Small Cap Equity Fund	8,782	131,133	861,247
Small Cap Growth Fund	—	250	159,164
Small Cap Value Fund	3,151	828	197,499
U.S. Small Company Fund	2,556	—	55,718

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals, non-taxable dividends, post-October loss deferrals, investments in PFICs and mark to market of futures contracts.

As of June 30, 2016, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 late year ordinary losses and net capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Losses
	Short-Term	Long- Term
Dynamic Small Cap Growth Fund	$—	$—	$643
Small Cap Equity Fund	10,541	—	—
Small Cap Growth Fund	19,610	(15,840)	1,886
Small Cap Value Fund	49,393	(21,383)	—
U.S. Small Company Fund	36,322	(4,475)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for, or at any time during the year ended June 30, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Small Cap Growth Fund	$23,687	0.23%	1	$—	(a)
Small Cap Equity Fund	20,831	0.25	3	—	(a)

(a)	Amount rounds to less than $500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Select Class	$530,784	*	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	**	235,174	Redemption in-kind

*	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
**	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and U.S. Small Company Fund had omnibus accounts, which collectively represented the following percentage of each Fund’s net assets:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	57.6%
Small Cap Core Fund	3	47.6
Small Cap Equity Fund	3	14.9
Small Cap Growth Fund	2	11.4
U.S. Small Company Fund	9	41.4

As of June 30, 2016, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	30.3%
Small Cap Value Fund	18.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$960.40	$6.09	1.25%
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	958.20	8.52	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Select Class
Actual*	1,000.00	961.80	4.88	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Small Cap Core Fund
Class A
Actual**	1,000.00	1,001.50	1.03	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual**	1,000.00	1,001.10	1.43	1.74
Hypothetical*	1,000.00	1,016.21	8.72	1.74
Class R6
Actual**	1,000.00	1,002.00	0.61	0.74
Hypothetical*	1,000.00	1,021.18	3.72	0.74
Select Class
Actual*	1,000.00	995.00	3.92	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,079.50	6.67	1.29
Hypothetical*	1,000.00	1,018.45	6.47	1.29

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,076.90	$9.19	1.78%
Hypothetical*	1,000.00	1,016.01	8.92	1.78
Class R2
Actual*	1,000.00	1,078.20	7.96	1.54
Hypothetical*	1,000.00	1,017.21	7.72	1.54
Class R5
Actual*	1,000.00	1,082.40	4.09	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79
Class R6
Actual**	1,000.00	1,011.30	0.60	0.73
Hypothetical*	1,000.00	1,021.23	3.67	0.73
Select Class
Actual*	1,000.00	1,081.30	5.12	0.99
Hypothetical*	1,000.00	1,019.94	4.97	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	961.30	6.10	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	959.70	8.53	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	960.40	7.31	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R6
Actual*	1,000.00	963.90	3.66	0.75
Hypothetical*	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual*	1,000.00	963.60	4.15	0.85
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Select Class
Actual*	1,000.00	962.80	4.88	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Small Cap Value Fund
Class A
Actual*	1,000.00	1,062.30	6.41	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,059.00	9.52	1.86
Hypothetical*	1,000.00	1,015.61	9.32	1.86
Class R2
Actual*	1,000.00	1,061.10	7.69	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,064.50	4.62	0.90
Hypothetical*	1,000.00	1,020.39	4.52	0.90
Class R6
Actual*	1,000.00	1,065.10	3.95	0.77
Hypothetical*	1,000.00	1,021.03	3.87	0.77
Select Class
Actual*	1,000.00	1,064.00	5.13	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	$1,000.00	$1,008.00	$6.24	1.25%
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,005.50	8.73	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	1,006.80	7.48	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R6
Actual*	1,000.00	1,011.20	3.70	0.74
Hypothetical*	1,000.00	1,021.18	3.72	0.74
Institutional Class
Actual*	1,000.00	1,010.50	4.10	0.82
Hypothetical*	1,000.00	1,020.79	4.12	0.82
Select Class
Actual*	1,000.00	1,009.80	5.00	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/366 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Small Cap Core Fund	38.76%
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$60,078
Small Cap Core Fund	67,752
Small Cap Equity Fund	167,869
Small Cap Growth Fund	84,696
Small Cap Value Fund	76,796
U.S. Small Company Fund	31,957

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$6,399
Small Cap Equity Fund	37,477
Small Cap Value Fund	15,467
U.S. Small Company Fund	16,788

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-SC-616

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2016

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in recent global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.07)%
Russell 3000 Growth Index	1.88%

Net Assets as of 6/30/2016 (In Thousands)	$5,963,600

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., SolarCity Corp. and Illumina Inc.

Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of SolarCity, a maker of solar energy systems, declined on lower than expected installations in the fourth quarter of 2015 and the first quarter of 2016. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Facebook Inc. and Acuity Brands Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in quarterly revenue. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.7%
2.	Facebook, Inc., Class A	4.3
3.	Amazon.com, Inc.	3.5
4.	UnitedHealth Group, Inc.	2.4
5.	Waste Connections, Inc., (Canada)	2.1
6.	Mohawk Industries, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Gilead Sciences, Inc.	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Acuity Brands, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.8%
Consumer Discretionary	17.5
Health Care	16.9
Industrials	13.2
Financials	6.9
Materials	4.7
Consumer Staples	2.2
Energy	2.0
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		(10.04)%	10.84%	8.87%
Without Sales Charge		(5.07)	12.03	9.46
CLASS C SHARES	May 1, 2006
With CDSC**		(6.55)	11.49	8.87
Without CDSC		(5.55)	11.49	8.87
CLASS R5 SHARES	January 8, 2009	(4.72)	12.47	9.85
CLASS R6 SHARES	December 23, 2013	(4.59)	12.53	9.88
SELECT CLASS SHARES	May 1, 2006	(4.91)	12.25	9.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013 and Select Class Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.81)%
Russell Midcap Index	0.56%

Net Assets as of 6/30/2016 (In Thousands)	$2,364,349

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., CBRE Group Inc. and Illumina Inc. Shares of Valeant, a drug maker not held in the Benchmark, fell on continued investor concerns about the company’s revenue accounting practices. Shares of CBRE, a commercial real estate and investment company, fell on investor concerns the company’s earnings will be hurt by the U.K.’s exit from the European Union. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Jack Henry & Associates Inc. and Waste Connections Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Jack Henry & Associates, a provider of data processing to community banks, rose on better than expected quarterly earnings and revenue. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.1%
2.	Fortune Brands Home & Security, Inc.	1.4
3.	Hilton Worldwide Holdings, Inc.	1.4
4.	Amphenol Corp., Class A	1.4
5.	Carlisle Cos., Inc.	1.3
6.	Electronic Arts, Inc.	1.2
7.	Dollar General Corp.	1.2
8.	Waste Connections, Inc., (Canada)	1.2
9.	Acuity Brands, Inc.	1.1
10.	EQT Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.1%
Consumer Discretionary	19.0
Information Technology	17.1
Industrials	13.7
Health Care	9.3
Utilities	5.5
Consumer Staples	4.5
Energy	4.4
Materials	4.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		(9.18)%	9.52%	7.47%
Without Sales Charge		(4.15)	10.71	8.05
CLASS C SHARES	November 2, 2009
With CDSC**		(5.64)	10.15	7.69
Without CDSC		(4.64)	10.15	7.69
CLASS R2 SHARES	March 14, 2014	(4.40)	10.58	7.99
CLASS R5 SHARES	March 14, 2014	(3.73)	11.14	8.33
CLASS R6 SHARES	March 14, 2014	(3.66)	11.17	8.34
SELECT CLASS SHARES	January 1, 1997	(3.81)	11.09	8.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30,

2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(10.01)%
Russell Midcap Growth Index	(2.14)%

Net Assets as of 6/30/2016 (In Thousands)	$2,851,483

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., SolarCity Corp. and Illumina Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on continued investor concerns about the company’s revenue accounting practices. Shares of SolarCity, a maker of solar energy systems, declined on lower than expected installations in the fourth quarter of 2015 and the first quarter of 2016. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Waste Connections Inc. and Ulta Salon Cosmetics & Fragrance Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd. Shares of Ulta Salon Cosmetics, a beauty products retailer, rose on better than expected quarterly earnings and the company’s forecast for sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach

to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Electronic Arts, Inc.	2.5%
2.	Mohawk Industries, Inc.	2.4
3.	Dollar General Corp.	2.4
4.	Waste Connections, Inc., (Canada)	2.3
5.	Acuity Brands, Inc.	2.2
6.	O’Reilly Automotive, Inc.	1.9
7.	Fortune Brands Home & Security, Inc.	1.9
8.	Hilton Worldwide Holdings, Inc.	1.8
9.	Vantiv, Inc., Class A	1.8
10.	Harris Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.4%
Consumer Discretionary	20.7
Industrials	18.2
Health Care	14.4
Financials	9.6
Materials	4.5
Consumer Staples	3.6
Energy	2.2
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(15.01)%	8.05%	7.11%
Without Sales Charge		(10.29)	9.22	7.69
CLASS C SHARES	November 4, 1997
With CDSC**		(11.70)	8.68	7.12
Without CDSC		(10.70)	8.68	7.12
CLASS R2 SHARES	June 19, 2009	(10.42)	9.05	7.52
CLASS R5 SHARES	November 1, 2011	(9.87)	9.71	8.09
CLASS R6 SHARES	November 1, 2011	(9.82)	9.76	8.11
SELECT CLASS SHARES	March 2, 1989	(10.01)	9.56	8.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Global Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Global Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.35%
Russell Midcap Value Index	3.25%

Net Assets as of 6/30/2016 (In Thousands)	$15,564,142

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s overweight position and security selection in the consumer discretionary sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Kohl’s Corp. and its underweight position in Nvidia Corp. Shares of Gap, an apparel retailer not held in the Benchmark, fell on sales weakness due to the relative strength of the U.S. dollar and disappointing holiday season sales at its Old Navy brand. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth. Shares Nvidia, a graphics software maker that was not held in the Fund, rose on strong demand for its semiconductors.

Leading individual contributors to relative performance included the Fund’s overweight positions in Jack Henry & Associates Inc., Westar Energy Inc. and its underweight position in Perrigo Co. Shares of Jack Henry & Associates, a provider of financial data processing technology that was not held in the Benchmark, rose on better than expected quarterly earnings and revenue. Shares of Westar Energy, an electric utility, rose as investors sought out companies with higher divided yields. Shares of Perrigo, a specialty pharmaceuticals and consumer products company, rose on better than expected revenue growth and investor expectations that the company may become an acquisition target.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EQT Corp.	2.1%
2.	Energen Corp.	2.0
3.	Mohawk Industries, Inc.	1.8
4.	Loews Corp.	1.7
5.	M&T Bank Corp.	1.6
6.	Synopsys, Inc.	1.6
7.	Columbia Pipeline Group, Inc.	1.6
8.	Xcel Energy, Inc.	1.5
9.	Arrow Electronics, Inc.	1.5
10.	Marsh & McLennan Cos., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Consumer Discretionary	17.1
Utilities	10.8
Information Technology	9.9
Industrials	9.0
Energy	6.5
Consumer Staples	5.5
Health Care	4.3
Materials	3.9
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(3.50)%	10.94%	7.66%
Without Sales Charge		1.85	12.14	8.24
CLASS C SHARES	April 30, 2001
With CDSC**		0.35	11.58	7.69
Without CDSC		1.35	11.58	7.69
CLASS R2 SHARES	November 3, 2008	1.61	11.85	8.03
INSTITUTIONAL CLASS SHARES	November 13, 1997	2.35	12.69	8.78
SELECT CLASS SHARES	October 31, 2001	2.11	12.43	8.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.19%

Net Assets as of 6/30/16 (In Thousands)	$188,103

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health services and systems and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceuticals and medical technology sector and its security selection and overweight position in the banks and brokerages sector were leading detractors from relative performance.

Leading individual contributors to Fund’s return included its short positions in Consol Energy Inc. and Tenet Healthcare Inc. and its long position in CoreLogic Inc. Shares of Consol Energy, an oil and gas producer, fell on continued weakness in global energy prices. Shares of Tenet Healthcare, a hospitals operator, fell on declining patient visits. Shares of CoreLogic, a provider of real estate data and analysis, rose on better than expected quarterly earnings and revenue.

Leading individual detractors from Fund returns included its short positions in Twitter Inc. and Nordstrom Inc. and its long position in Health Net Inc. Shares of Twitter, a provider of social media, rose on expansion of its business into streaming live content. Shares of Nordstrom, an apparel retailer, rose on better than expected sales in the middle of the reporting period. Shares of Health Net, a health insurer, fell on lower than expected revenue early in the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Express Scripts Holding Co.	1.1%
2.	C.R. Bard, Inc.	1.1
3.	MSCI, Inc.	1.1
4.	Computer Sciences Corp.	1.0
5.	Ingredion, Inc.	1.0
6.	Entergy Corp.	1.0
7.	UGI Corp.	1.0
8.	PVH Corp.	1.0
9.	VeriSign, Inc.	1.0
10.	Hologic, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Monster Beverage Corp.	1.4%
2.	DexCom, Inc.	1.3
3.	Patterson Cos., Inc.	1.3
4.	Dominion Resources, Inc.	1.2
5.	WhiteWave Foods Co. (The)	1.2
6.	Constellation Brands, Inc., Class A	1.2
7.	Wynn Resorts Ltd.	1.2
8.	MAXIMUS, Inc.	1.2
9.	ViaSat, Inc.	1.2
10.	Donaldson Co.	1.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Industrials	16.2
Consumer Discretionary	12.8
Health Care	11.9
Consumer Staples	6.8
Materials	6.2
Energy	4.1
Financials	2.6
Utilities	2.3
Telecommunication Services	1.5
Short-Term Investment	11.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.5%
Industrials	19.4
Consumer Discretionary	14.0
Health Care	12.1
Consumer Staples	7.4
Materials	7.3
Energy	4.2
Financials	3.6
Utilities	3.2
Telecommunication Services	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge*		(4.99)%	(0.89)%	(0.76)%
Without Sales Charge		0.30	0.18	(0.22)
CLASS C SHARES	May 23, 2003
With CDSC**		(1.21)	(0.40)	(0.89)
Without CDSC		(0.21)	(0.40)	(0.89)
SELECT CLASS SHARES	May 23, 2003	0.60	0.44	0.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2006 to June 30, 2016. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(1.87)%
Russell 3000 Value Index	2.42%

Net Assets as of 6/30/2016 (In Thousands)	$10,090,951

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s overweight positions in the consumer discretionary and financial services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the utilities and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions Kohl’s Corp. and Southwestern Energy Co. and its underweight position in General Electric Co. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth. Shares of Southwestern Energy, a petroleum and natural gas producer, fell on continued weakness in global energy prices. Shares of General Electric, an industrial manufacturer not held by the Fund, rose on overall strength in the industrials sector stocks.

Leading individual contributors to relative performance included the Fund’s overweight positions in Xcel Energy Inc., Martin Marietta Materials Inc. and Post Holdings Inc. Shares of Xcel, an electric utility, rose on positive earnings performance and investor demand for utility stocks with high dividend yields. Shares of Martin Marietta, a supplier of construction materials, rose on better than expected earnings and overall strength in industrials sector stocks. Shares of Post Holdings, a maker of cereals and other packaged foods, rose on better than expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Exxon Mobil Corp.	3.0
3.	Pfizer, Inc.	2.8
4.	Loews Corp.	2.1
5.	Capital One Financial Corp.	1.9
6.	Johnson & Johnson	1.8
7.	Bank of America Corp.	1.7
8.	Merck & Co., Inc.	1.6
9.	M&T Bank Corp.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.7%
Consumer Discretionary	15.5
Health Care	9.6
Information Technology	7.5
Energy	7.4
Utilities	7.4
Industrials	7.1
Consumer Staples	5.6
Materials	3.3
Telecommunication Services	2.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		(7.46)%	9.62%	7.23%
Without Sales Charge		(2.34)	10.82	7.81
CLASS C SHARES	February 28, 2005
With CDSC**		(3.82)	10.27	7.28
Without CDSC		(2.82)	10.27	7.28
INSTITUTIONAL CLASS SHARES	February 28, 2005	(1.87)	11.37	8.36
SELECT CLASS SHARES	February 28, 2005	(2.10)	11.09	8.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assume a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 17.3%
	Automobiles — 0.6%
168	Tesla Motors, Inc. (a)	35,705

	Hotels, Restaurants & Leisure — 3.9%
1,178	Aramark	39,356
2,985	Hilton Worldwide Holdings, Inc.	67,245
1,251	Norwegian Cruise Line Holdings Ltd. (a)	49,848
1,303	Starbucks Corp.	74,427

		230,876

	Household Durables — 2.1%
657	Mohawk Industries, Inc. (a)	124,653

	Internet & Catalog Retail — 6.4%
290	Amazon.com, Inc. (a)	207,744
633	Netflix, Inc. (a)	57,889
68	Priceline Group, Inc. (The) (a)	84,392
822	Wayfair, Inc., Class A (a)	32,058

		382,083

	Multiline Retail — 1.5%
963	Dollar General Corp.	90,560

	Specialty Retail — 2.8%
920	Home Depot, Inc. (The)	117,462
218	Ulta Salon Cosmetics & Fragrance, Inc. (a)	53,114

		170,576

	Total Consumer Discretionary	1,034,453

	Consumer Staples — 2.2%
	Beverages — 0.8%
282	Monster Beverage Corp. (a)	45,384

	Food & Staples Retailing — 0.6%
1,570	Sprouts Farmers Market, Inc. (a)	35,962

	Food Products — 0.8%
720	Tyson Foods, Inc., Class A	48,089

	Total Consumer Staples	129,435

	Energy — 2.0%
	Oil, Gas & Consumable Fuels — 2.0%
724	Concho Resources, Inc. (a)	86,304
408	EOG Resources, Inc.	34,060

	Total Energy	120,364

	Financials — 6.9%
	Banks — 1.7%
1,176	East West Bancorp, Inc.	40,203
476	Signature Bank (a)	59,474

		99,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 3.0%
323	Affiliated Managers Group, Inc. (a)	45,511
152	BlackRock, Inc.	52,133
2,173	Charles Schwab Corp. (The)	54,986
854	Lazard Ltd., (Bermuda), Class A	25,420

		178,050

	Diversified Financial Services — 1.2%
653	S&P Global, Inc.	69,987

	Real Estate Management & Development — 1.0%
2,351	CBRE Group, Inc., Class A (a)	62,263

	Total Financials	409,977

	Health Care — 16.8%
	Biotechnology — 6.0%
437	Celgene Corp. (a)	43,072
1,379	Gilead Sciences, Inc.	115,036
225	Intercept Pharmaceuticals, Inc. (a)	32,146
840	Kite Pharma, Inc. (a)	41,980
160	Regeneron Pharmaceuticals, Inc. (a)	55,947
393	Spark Therapeutics, Inc. (a)	20,084
599	Vertex Pharmaceuticals, Inc. (a)	51,534

		359,799

	Health Care Equipment & Supplies — 0.3%
1,507	Novadaq Technologies, Inc., (Canada) (a)	14,831

	Health Care Providers & Services — 6.2%
1,292	Acadia Healthcare Co., Inc. (a)	71,566
415	Aetna, Inc.	50,708
218	Cigna Corp.	27,838
1,576	Envision Healthcare Holdings, Inc. (a)	39,978
226	Humana, Inc.	40,599
996	UnitedHealth Group, Inc.	140,607

		371,296

	Health Care Technology — 0.8%
1,310	Veeva Systems, Inc., Class A (a)	44,707

	Life Sciences Tools & Services — 1.1%
472	Illumina, Inc. (a)	66,245

	Pharmaceuticals — 2.4%
1,532	Bristol-Myers Squibb Co.	112,642
1,016	Revance Therapeutics, Inc. (a)	13,820
2,210	TherapeuticsMD, Inc. (a)	18,788

		145,250

	Total Health Care	1,002,128

	Industrials — 13.1%
	Airlines — 1.0%
1,481	Southwest Airlines Co.	58,062

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 2.8%
1,406	Fortune Brands Home & Security, Inc.	81,483
593	Lennox International, Inc.	84,533

		166,016

	Commercial Services & Supplies — 3.0%
515	Stericycle, Inc. (a)	53,591
1,766	Waste Connections, Inc., (Canada)	127,240

		180,831

	Electrical Equipment — 1.7%
422	Acuity Brands, Inc.	104,614

	Industrial Conglomerates — 1.1%
650	Carlisle Cos., Inc.	68,713

	Machinery — 0.6%
299	Middleby Corp. (The) (a)	34,402

	Professional Services — 0.9%
400	Equifax, Inc.	51,322

	Road & Rail — 0.6%
579	Old Dominion Freight Line, Inc. (a)	34,893

	Trading Companies & Distributors — 1.4%
2,335	HD Supply Holdings, Inc. (a)	81,294

	Total Industrials	780,147

	Information Technology — 34.5%
	Communications Equipment — 2.7%
650	Arista Networks, Inc. (a)	41,866
972	Harris Corp.	81,129
295	Palo Alto Networks, Inc. (a)	36,216

		159,211

	Electronic Equipment, Instruments & Components — 2.0%
1,151	Amphenol Corp., Class A	65,987
2,717	Corning, Inc.	55,644

		121,631

	Internet Software & Services — 11.6%
485	Alphabet, Inc., Class C (a)	335,741
229	CoStar Group, Inc. (a)	50,161
2,234	Facebook, Inc., Class A (a)	255,256
1,738	GoDaddy, Inc., Class A (a)	54,199

		695,357

	IT Services — 5.8%
1,016	MasterCard, Inc., Class A	89,442
2,189	PayPal Holdings, Inc. (a)	79,924
1,258	Vantiv, Inc., Class A (a)	71,180
1,394	Visa, Inc., Class A	103,386

		343,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 2.8%
472	Broadcom Ltd., (Singapore)	73,333
411	Lam Research Corp.	34,574
755	NXP Semiconductors N.V., (Netherlands) (a)	59,155

		167,062

	Software — 8.1%
598	Adobe Systems, Inc. (a)	57,273
1,353	Electronic Arts, Inc. (a)	102,533
647	Guidewire Software, Inc. (a)	39,934
1,785	Microsoft Corp.	91,359
785	Mobileye N.V., (Israel) (a)	36,215
509	salesforce.com, Inc. (a)	40,428
699	ServiceNow, Inc. (a)	46,400
658	Splunk, Inc. (a)	35,629
424	Workday, Inc., Class A (a)	31,690

		481,461

	Technology Hardware, Storage & Peripherals — 1.5%
931	Apple, Inc.	89,008

	Total Information Technology	2,057,662

	Materials — 4.7%
	Chemicals — 2.9%
334	Air Products & Chemicals, Inc.	47,413
675	PPG Industries, Inc.	70,332
180	Sherwin-Williams Co. (The)	52,714

		170,459

	Construction Materials — 1.8%
570	Eagle Materials, Inc.	43,976
534	Vulcan Materials Co.	64,236

		108,212

	Total Materials	278,671

	Total Common Stocks (Cost $4,563,687)	5,812,837

Short-Term Investment — 1.7%
	Investment Company — 1.7%
103,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $103,543)	103,543

	Total Investments — 99.2% (Cost $4,667,230)	5,916,380
	Other Assets in Excess of Liabilities — 0.8%	47,220

	NET ASSETS — 100.0%	$5,963,600

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 18.9%
	Automobiles — 0.2%
26	Tesla Motors, Inc. (a)	5,434

	Distributors — 0.5%
130	Genuine Parts Co.	13,122

	Hotels, Restaurants & Leisure — 3.2%
426	Aramark	14,227
18	Chipotle Mexican Grill, Inc. (a)	7,411
1,480	Hilton Worldwide Holdings, Inc.	33,355
115	Marriott International, Inc., Class A	7,657
312	Norwegian Cruise Line Holdings Ltd. (a)	12,441

		75,091

	Household Durables — 3.1%
260	Mohawk Industries, Inc. (a)	49,293
331	Newell Brands, Inc.	16,098
293	Toll Brothers, Inc. (a)	7,871

		73,262

	Internet & Catalog Retail — 1.6%
139	Expedia, Inc.	14,748
88	Netflix, Inc. (a)	8,087
116	TripAdvisor, Inc. (a)	7,446
181	Wayfair, Inc., Class A (a)	7,040

		37,321

	Media — 1.3%
148	CBS Corp. (Non-Voting), Class B	8,046
219	DISH Network Corp., Class A (a)	11,488
355	TEGNA, Inc.	8,233
192	Time, Inc.	3,157

		30,924

	Multiline Retail — 2.0%
299	Dollar General Corp.	28,125
355	Kohl’s Corp.	13,456
184	Nordstrom, Inc.	7,014

		48,595

	Specialty Retail — 5.5%
17	AutoZone, Inc. (a)	13,139
224	Bed Bath & Beyond, Inc.	9,676
350	Best Buy Co., Inc.	10,713
473	Gap, Inc. (The)	10,042
82	O’Reilly Automotive, Inc. (a)	22,149
330	Ross Stores, Inc.	18,702
284	Sally Beauty Holdings, Inc. (a)	8,344
157	Tiffany & Co.	9,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
123	Tractor Supply Co.	11,188
64	Ulta Salon Cosmetics & Fragrance, Inc. (a)	15,690

		129,153

	Textiles, Apparel & Luxury Goods — 1.5%
404	Gildan Activewear, Inc., (Canada)	11,840
121	PVH Corp.	11,429
186	V.F. Corp.	11,446

		34,715

	Total Consumer Discretionary	447,617

	Consumer Staples — 4.5%
	Beverages — 1.3%
67	Constellation Brands, Inc., Class A	11,128
143	Dr. Pepper Snapple Group, Inc.	13,812
42	Monster Beverage Corp. (a)	6,782

		31,722

	Food & Staples Retailing — 1.8%
100	Casey’s General Stores, Inc.	13,125
438	Kroger Co. (The)	16,117
415	Rite Aid Corp. (a)	3,105
412	Sprouts Farmers Market, Inc. (a)	9,426

		41,773

	Food Products — 0.7%
47	TreeHouse Foods, Inc. (a)	4,861
183	Tyson Foods, Inc., Class A	12,209

		17,070

	Household Products — 0.3%
122	Energizer Holdings, Inc.	6,272

	Personal Products — 0.4%
123	Edgewell Personal Care Co. (a)	10,400

	Total Consumer Staples	107,237

	Energy — 4.4%
	Oil, Gas & Consumable Fuels — 4.4%
740	Columbia Pipeline Group, Inc.	18,872
152	Concho Resources, Inc. (a)	18,117
501	Energen Corp.	24,134
322	EQT Corp.	24,905
253	PBF Energy, Inc., Class A	6,017
176	Range Resources Corp.	7,601
328	Southwestern Energy Co. (a)	4,132

	Total Energy	103,778

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Financials — 20.0%
	Banks — 4.3%
420	Citizens Financial Group, Inc.	8,398
279	East West Bancorp, Inc.	9,536
812	Fifth Third Bancorp	14,283
139	First Republic Bank	9,716
540	Huntington Bancshares, Inc.	4,831
170	M&T Bank Corp.	20,124
123	Signature Bank (a)	15,315
399	SunTrust Banks, Inc.	16,392
128	Zions Bancorporation	3,219

		101,814

	Capital Markets — 4.0%
108	Affiliated Managers Group, Inc. (a)	15,259
73	Ameriprise Financial, Inc.	6,545
323	Invesco Ltd.	8,259
298	Lazard Ltd., (Bermuda), Class A	8,869
138	Legg Mason, Inc.	4,070
145	Northern Trust Corp.	9,632
229	Oaktree Capital Group LLC	10,232
137	Raymond James Financial, Inc.	6,758
183	T. Rowe Price Group, Inc.	13,371
388	TD Ameritrade Holding Corp.	11,045

		94,040

	Consumer Finance — 0.3%
395	Ally Financial, Inc. (a)	6,749

	Diversified Financial Services — 1.2%
166	Nasdaq, Inc.	10,742
159	S&P Global, Inc.	17,086

		27,828

	Insurance — 4.1%
13	Alleghany Corp. (a)	6,911
47	Chubb Ltd., (Switzerland)	6,178
324	Hartford Financial Services Group, Inc. (The)	14,379
494	Loews Corp.	20,281
253	Marsh & McLennan Cos., Inc.	17,292
163	Progressive Corp. (The)	5,470
329	Unum Group	10,453
75	W.R. Berkley Corp.	4,498
366	XL Group plc, (Ireland)	12,186

		97,648

	Real Estate Investment Trusts (REITs) — 5.5%
157	American Campus Communities, Inc.	8,282
318	American Homes 4 Rent, Class A	6,512
67	AvalonBay Communities, Inc.	12,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
86	Boston Properties, Inc.	11,374
385	Brixmor Property Group, Inc.	10,192
27	Essex Property Trust, Inc.	6,101
211	General Growth Properties, Inc.	6,283
132	HCP, Inc.	4,675
416	Kimco Realty Corp.	13,043
305	Outfront Media, Inc.	7,364
293	Rayonier, Inc.	7,680
102	Regency Centers Corp.	8,552
133	Vornado Realty Trust	13,363
282	Weyerhaeuser Co.	8,409
76	WP Carey, Inc.	5,304

		129,199

	Real Estate Management & Development — 0.6%
570	CBRE Group, Inc., Class A (a)	15,093

	Total Financials	472,371

	Health Care — 9.2%
	Biotechnology — 1.5%
135	BioMarin Pharmaceutical, Inc. (a)	10,526
55	Intercept Pharmaceuticals, Inc. (a)	7,848
170	Kite Pharma, Inc. (a)	8,480
92	Vertex Pharmaceuticals, Inc. (a)	7,931

		34,785

	Health Care Equipment & Supplies — 1.0%
222	Dentsply Sirona, Inc.	13,750
93	Edwards Lifesciences Corp. (a)	9,285

		23,035

	Health Care Providers & Services — 4.8%
274	Acadia Healthcare Co., Inc. (a)	15,196
154	AmerisourceBergen Corp.	12,211
183	Centene Corp. (a)	13,068
63	Cigna Corp.	8,124
569	Envision Healthcare Holdings, Inc. (a)	14,433
58	Henry Schein, Inc. (a)	10,193
135	Humana, Inc.	24,279
253	Premier, Inc., Class A (a)	8,273
66	Universal Health Services, Inc., Class B	8,829

		114,606

	Health Care Technology — 0.7%
319	Inovalon Holdings, Inc., Class A (a)	5,746
307	Veeva Systems, Inc., Class A (a)	10,475

		16,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 0.8%
141	Illumina, Inc. (a)	19,833

	Pharmaceuticals — 0.4%
74	Jazz Pharmaceuticals plc, (Ireland) (a)	10,513

	Total Health Care	218,993

	Industrials — 13.6%
	Airlines — 0.5%
292	Southwest Airlines Co.	11,465

	Building Products — 2.3%
579	Fortune Brands Home & Security, Inc.	33,588
141	Lennox International, Inc.	20,164

		53,752

	Commercial Services & Supplies — 1.7%
123	Stericycle, Inc. (a)	12,854
386	Waste Connections, Inc., (Canada)	27,790

		40,644

	Electrical Equipment — 2.5%
102	Acuity Brands, Inc.	25,168
255	AMETEK, Inc.	11,792
125	Hubbell, Inc.	13,189
187	Regal Beloit Corp.	10,313

		60,462

	Industrial Conglomerates — 1.3%
286	Carlisle Cos., Inc.	30,260

	Machinery — 2.3%
143	IDEX Corp.	11,714
147	Middleby Corp. (The) (a)	16,942
345	Rexnord Corp. (a)	6,768
73	Snap-on, Inc.	11,491
79	WABCO Holdings, Inc. (a)	7,225

		54,140

	Professional Services — 0.9%
160	Equifax, Inc.	20,483

	Road & Rail — 0.3%
134	Old Dominion Freight Line, Inc. (a)	8,100

	Trading Companies & Distributors — 1.8%
520	HD Supply Holdings, Inc. (a)	18,099
156	MSC Industrial Direct Co., Inc., Class A	10,990
94	Watsco, Inc.	13,246

		42,335

	Total Industrials	321,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 17.1%
	Communications Equipment — 2.1%
143	Arista Networks, Inc. (a)	9,206
295	CommScope Holding Co., Inc. (a)	9,152
249	Harris Corp.	20,751
85	Palo Alto Networks, Inc. (a)	10,395

		49,504

	Electronic Equipment, Instruments & Components — 3.3%
568	Amphenol Corp., Class A	32,577
284	Arrow Electronics, Inc. (a)	17,572
94	CDW Corp.	3,786
568	Corning, Inc.	11,627
191	FLIR Systems, Inc.	5,908
234	Keysight Technologies, Inc. (a)	6,809

		78,279

	Internet Software & Services — 1.2%
59	CoStar Group, Inc. (a)	12,879
363	GoDaddy, Inc., Class A (a)	11,307
262	Match Group, Inc. (a)	3,942

		28,128

	IT Services — 2.8%
162	Gartner, Inc. (a)	15,810
99	Global Payments, Inc.	7,074
170	Jack Henry & Associates, Inc.	14,820
321	Sabre Corp.	8,599
373	Vantiv, Inc., Class A (a)	21,112

		67,415

	Semiconductors & Semiconductor Equipment — 3.0%
197	Analog Devices, Inc.	11,177
62	Broadcom Ltd., (Singapore)	9,666
155	Cavium, Inc. (a)	5,998
218	KLA-Tencor Corp.	15,998
126	Lam Research Corp.	10,558
158	NXP Semiconductors N.V., (Netherlands) (a)	12,346
89	Xilinx, Inc.	4,101

		69,844

	Software — 4.7%
234	Atlassian Corp. plc, (Australia), Class A (a)	6,048
381	Electronic Arts, Inc. (a)	28,834
156	Guidewire Software, Inc. (a)	9,628
155	Mobileye N.V., (Israel) (a)	7,152
202	ServiceNow, Inc. (a)	13,406
189	Splunk, Inc. (a)	10,256

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
357	Synopsys, Inc. (a)	19,283
132	Tableau Software, Inc., Class A (a)	6,438
126	Workday, Inc., Class A (a)	9,401

		110,446

	Total Information Technology	403,616

	Materials — 4.2%
	Chemicals — 1.2%
116	PPG Industries, Inc.	12,071
59	Sherwin-Williams Co. (The)	17,418

		29,489

	Construction Materials — 1.3%
162	Eagle Materials, Inc.	12,475
149	Vulcan Materials Co.	17,886

		30,361

	Containers & Packaging — 1.7%
173	Ball Corp.	12,537
254	Silgan Holdings, Inc.	13,063
351	WestRock Co.	13,647

		39,247

	Total Materials	99,097

	Utilities — 5.5%
	Electric Utilities — 2.0%
220	Edison International	17,087
197	Westar Energy, Inc.	11,060
403	Xcel Energy, Inc.	18,027

		46,174

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.8%
207	National Fuel Gas Co.	11,759
322	Questar Corp.	8,182

		19,941

	Multi-Utilities — 2.7%
664	CenterPoint Energy, Inc.	15,925
360	CMS Energy Corp.	16,523
140	Sempra Energy	15,994
230	WEC Energy Group, Inc.	15,040

		63,482

	Total Utilities	129,597

	Total Common Stocks (Cost $1,772,200)	2,303,947

Short-Term Investment — 2.2%
	Investment Company — 2.2%
51,139	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $51,139)	51,139

	Total Investments — 99.6% (Cost $1,823,339)	2,355,086
	Other Assets in Excess of Liabilities — 0.4%	9,263

	NET ASSETS — 100.0%	$2,364,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 20.7%
	Automobiles — 0.5%
63	Tesla Motors, Inc. (a)	13,278

	Hotels, Restaurants & Leisure — 4.8%
1,037	Aramark	34,643
45	Chipotle Mexican Grill, Inc. (a)	18,114
2,326	Hilton Worldwide Holdings, Inc.	52,399
761	Norwegian Cruise Line Holdings Ltd. (a)	30,300

		135,456

	Household Durables — 3.1%
365	Mohawk Industries, Inc. (a)	69,238
713	Toll Brothers, Inc. (a)	19,187

		88,425

	Internet & Catalog Retail — 1.9%
216	Netflix, Inc. (a)	19,716
282	TripAdvisor, Inc. (a)	18,160
440	Wayfair, Inc., Class A (a)	17,158

		55,034

	Multiline Retail — 2.4%
728	Dollar General Corp.	68,445

	Specialty Retail — 6.5%
199	O’Reilly Automotive, Inc. (a)	54,048
803	Ross Stores, Inc.	45,538
692	Sally Beauty Holdings, Inc. (a)	20,340
299	Tractor Supply Co.	27,248
157	Ulta Salon Cosmetics & Fragrance, Inc. (a)	38,194

		185,368

	Textiles, Apparel & Luxury Goods — 1.5%
983	Gildan Activewear, Inc., (Canada)	28,841
248	V.F. Corp.	15,268

		44,109

	Total Consumer Discretionary	590,115

	Consumer Staples — 3.5%
	Beverages — 0.6%
103	Monster Beverage Corp. (a)	16,488

	Food & Staples Retailing — 1.9%
243	Casey’s General Stores, Inc.	31,957
1,003	Sprouts Farmers Market, Inc. (a)	22,972

		54,929

	Food Products — 1.0%
445	Tyson Foods, Inc., Class A	29,735

	Total Consumer Staples	101,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
370	Concho Resources, Inc. (a)	44,097
430	Range Resources Corp.	18,529

	Total Energy	62,626

	Financials — 9.6%
	Banks — 2.0%
653	East West Bancorp, Inc.	22,318
283	Signature Bank (a)	35,334

		57,652

	Capital Markets — 3.9%
264	Affiliated Managers Group, Inc. (a)	37,151
726	Lazard Ltd., (Bermuda), Class A	21,610
557	Oaktree Capital Group LLC	24,936
947	TD Ameritrade Holding Corp.	26,967

		110,664

	Diversified Financial Services — 2.4%
404	Nasdaq, Inc.	26,120
388	S&P Global, Inc.	41,588

		67,708

	Real Estate Management & Development — 1.3%
1,386	CBRE Group, Inc., Class A (a)	36,710

	Total Financials	272,734

	Health Care — 14.3%
	Biotechnology — 3.0%
330	BioMarin Pharmaceutical, Inc. (a)	25,651
134	Intercept Pharmaceuticals, Inc. (a)	19,129
413	Kite Pharma, Inc. (a)	20,670
225	Vertex Pharmaceuticals, Inc. (a)	19,345

		84,795

	Health Care Equipment & Supplies — 1.9%
539	Dentsply Sirona, Inc.	33,439
227	Edwards Lifesciences Corp. (a)	22,619

		56,058

	Health Care Providers & Services — 5.4%
669	Acadia Healthcare Co., Inc. (a)	37,065
446	Centene Corp. (a)	31,831
1,385	Envision Healthcare Holdings, Inc. (a)	35,147
169	Humana, Inc.	30,361
617	Premier, Inc., Class A (a)	20,169

		154,573

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 1.4%
780	Inovalon Holdings, Inc., Class A (a)	14,056
748	Veeva Systems, Inc., Class A (a)	25,524

		39,580

	Life Sciences Tools & Services — 1.7%
344	Illumina, Inc. (a)	48,273

	Pharmaceuticals — 0.9%
181	Jazz Pharmaceuticals plc, (Ireland) (a)	25,573

	Total Health Care	408,852

	Industrials — 18.2%
	Airlines — 1.0%
712	Southwest Airlines Co.	27,902

	Building Products — 3.6%
916	Fortune Brands Home & Security, Inc.	53,083
344	Lennox International, Inc.	49,087

		102,170

	Commercial Services & Supplies — 3.4%
301	Stericycle, Inc. (a)	31,309
922	Waste Connections, Inc., (Canada)	66,427

		97,736

	Electrical Equipment — 2.2%
247	Acuity Brands, Inc.	61,228

	Industrial Conglomerates — 1.2%
333	Carlisle Cos., Inc.	35,163

	Machinery — 2.1%
358	Middleby Corp. (The) (a)	41,254
192	WABCO Holdings, Inc. (a)	17,618

		58,872

	Professional Services — 1.3%
296	Equifax, Inc.	37,942

	Road & Rail — 0.7%
327	Old Dominion Freight Line, Inc. (a)	19,739

	Trading Companies & Distributors — 2.7%
1,282	HD Supply Holdings, Inc. (a)	44,642
229	Watsco, Inc.	32,245

		76,887

	Total Industrials	517,639

	Information Technology — 24.3%
	Communications Equipment — 3.4%
349	Arista Networks, Inc. (a)	22,438
605	Harris Corp.	50,503
207	Palo Alto Networks, Inc. (a)	25,327

		98,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.2%
869	Amphenol Corp., Class A	49,839
1,383	Corning, Inc.	28,322
466	FLIR Systems, Inc.	14,410

		92,571

	Internet Software & Services — 2.1%
143	CoStar Group, Inc. (a)	31,351
883	GoDaddy, Inc., Class A (a)	27,541

		58,892

	IT Services — 4.5%
395	Gartner, Inc. (a)	38,504
242	Global Payments, Inc.	17,253
783	Sabre Corp.	20,963
908	Vantiv, Inc., Class A (a)	51,395

		128,115

	Semiconductors & Semiconductor Equipment — 3.3%
152	Broadcom Ltd., (Singapore)	23,564
379	Cavium, Inc. (a)	14,630
307	Lam Research Corp.	25,797
384	NXP Semiconductors N.V., (Netherlands) (a)	30,080

		94,071

	Software — 7.8%
570	Atlassian Corp. plc, (Australia), Class A (a)	14,750
926	Electronic Arts, Inc. (a)	70,170
380	Guidewire Software, Inc. (a)	23,464
378	Mobileye N.V., (Israel) (a)	17,437
492	ServiceNow, Inc. (a)	32,647
461	Splunk, Inc. (a)	24,979
315	Tableau Software, Inc., Class A (a)	15,404
307	Workday, Inc., Class A (a)	22,902

		221,753

	Total Information Technology	693,670

	Materials — 4.5%
	Chemicals — 1.9%
282	PPG Industries, Inc.	29,414
80	Sherwin-Williams Co. (The)	23,565

		52,979

	Construction Materials — 2.6%
394	Eagle Materials, Inc.	30,391
362	Vulcan Materials Co.	43,554

		73,945

	Total Materials	126,924

	Total Common Stocks (Cost $2,463,726)	2,773,712

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.4%
	Investment Company — 2.4%
69,664	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $69,664)	69,664

	Total Investments — 99.7% (Cost $2,533,390)	2,843,376
	Other Assets in Excess of Liabilities — 0.3%	8,107

	NET ASSETS — 100.0%	$2,851,483

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 17.1%
	Distributors — 1.1%
1,691	Genuine Parts Co.	171,201

	Hotels, Restaurants & Leisure — 1.6%
6,844	Hilton Worldwide Holdings, Inc.	154,191
1,512	Marriott International, Inc., Class A	100,491

		254,682

	Household Durables — 3.1%
1,435	Mohawk Industries, Inc. (a)	272,396
4,319	Newell Brands, Inc.	209,788

		482,184

	Internet & Catalog Retail — 1.2%
1,795	Expedia, Inc.	190,785

	Media — 2.6%
1,906	CBS Corp. (Non-Voting), Class B	103,751
2,819	DISH Network Corp., Class A (a)	147,718
4,485	TEGNA, Inc.	103,922
2,445	Time, Inc.	40,240

		395,631

	Multiline Retail — 1.7%
4,558	Kohl’s Corp.	172,845
2,377	Nordstrom, Inc.	90,426

		263,271

	Specialty Retail — 4.4%
212	AutoZone, Inc. (a)	168,510
2,887	Bed Bath & Beyond, Inc.	124,784
4,504	Best Buy Co., Inc.	137,836
6,216	Gap, Inc. (The)	131,895
2,015	Tiffany & Co.	122,172

		685,197

	Textiles, Apparel & Luxury Goods — 1.4%
1,559	PVH Corp.	146,858
1,093	V.F. Corp.	67,219

		214,077

	Total Consumer Discretionary	2,657,028

	Consumer Staples — 5.4%
	Beverages — 2.1%
865	Constellation Brands, Inc., Class A	143,026
1,843	Dr. Pepper Snapple Group, Inc.	178,114

		321,140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
5,665	Kroger Co. (The)	208,430
5,327	Rite Aid Corp. (a)	39,897

		248,327

	Food Products — 0.4%
617	TreeHouse Foods, Inc. (a)	63,294

	Household Products — 0.5%
1,543	Energizer Holdings, Inc.	79,429

	Personal Products — 0.8%
1,584	Edgewell Personal Care Co. (a)	133,711

	Total Consumer Staples	845,901

	Energy — 6.5%
	Oil, Gas & Consumable Fuels — 6.5%
9,519	Columbia Pipeline Group, Inc.	242,637
6,458	Energen Corp.	311,346
4,125	EQT Corp.	319,361
3,261	PBF Energy, Inc., Class A	77,556
4,305	Southwestern Energy Co. (a)	54,151

	Total Energy	1,005,051

	Financials — 29.5%
	Banks — 6.3%
5,305	Citizens Financial Group, Inc.	106,003
10,497	Fifth Third Bancorp	184,649
1,752	First Republic Bank	122,632
6,943	Huntington Bancshares, Inc.	62,074
2,143	M&T Bank Corp.	253,419
5,028	SunTrust Banks, Inc.	206,565
1,681	Zions Bancorporation	42,245

		977,587

	Capital Markets — 4.0%
921	Ameriprise Financial, Inc.	82,742
4,169	Invesco Ltd.	106,484
1,751	Legg Mason, Inc.	51,633
1,894	Northern Trust Corp.	125,481
1,776	Raymond James Financial, Inc.	87,574
2,309	T. Rowe Price Group, Inc.	168,521

		622,435

	Consumer Finance — 0.5%
4,995	Ally Financial, Inc. (a)	85,268

	Insurance — 8.1%
162	Alleghany Corp. (a)	88,825
612	Chubb Ltd., (Switzerland)	79,983
4,154	Hartford Financial Services Group, Inc. (The)	184,334

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,317	Loews Corp.	259,576
3,243	Marsh & McLennan Cos., Inc.	222,006
2,066	Progressive Corp. (The)	69,210
4,228	Unum Group	134,418
965	W.R. Berkley Corp.	57,796
4,697	XL Group plc, (Ireland)	156,459

		1,252,607

	Real Estate Investment Trusts (REITs) — 10.6%
2,040	American Campus Communities, Inc.	107,878
4,142	American Homes 4 Rent, Class A	84,825
865	AvalonBay Communities, Inc.	155,955
1,130	Boston Properties, Inc.	149,101
5,021	Brixmor Property Group, Inc.	132,848
347	Essex Property Trust, Inc.	79,111
2,734	General Growth Properties, Inc.	81,536
1,721	HCP, Inc.	60,898
5,418	Kimco Realty Corp.	170,020
4,009	Outfront Media, Inc.	96,902
3,778	Rayonier, Inc.	99,128
1,338	Regency Centers Corp.	112,027
2,293	Starwood Property Trust, Inc.	47,513
1,683	Vornado Realty Trust	168,478
3,629	Weyerhaeuser Co.	108,042

		1,654,262

	Total Financials	4,592,159

	Health Care — 4.2%
	Health Care Providers & Services — 4.2%
2,020	AmerisourceBergen Corp.	160,258
833	Cigna Corp.	106,582
727	Henry Schein, Inc. (a)	128,580
842	Humana, Inc.	151,487
849	Universal Health Services, Inc., Class B	113,893

	Total Health Care	660,800

	Industrials — 9.0%
	Building Products — 1.0%
2,611	Fortune Brands Home & Security, Inc.	151,347

	Electrical Equipment — 2.9%
3,279	AMETEK, Inc.	151,580
1,636	Hubbell, Inc.	172,514
2,456	Regal Beloit Corp.	135,209

		459,303

	Industrial Conglomerates — 1.3%
1,919	Carlisle Cos., Inc.	202,809

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
1,848	IDEX Corp.	151,697
4,451	Rexnord Corp. (a)	87,368
928	Snap-on, Inc.	146,528

		385,593

	Professional Services — 0.4%
493	Equifax, Inc.	63,358

	Trading Companies & Distributors — 0.9%
2,004	MSC Industrial Direct Co., Inc., Class A	141,401

	Total Industrials	1,403,811

	Information Technology — 9.8%
	Communications Equipment — 0.8%
3,800	CommScope Holding Co., Inc. (a)	117,906

	Electronic Equipment, Instruments & Components — 3.3%
2,710	Amphenol Corp., Class A	155,336
3,697	Arrow Electronics, Inc. (a)	228,863
1,232	CDW Corp.	49,359
3,052	Keysight Technologies, Inc. (a)	88,769

		522,327

	Internet Software & Services — 0.3%
3,371	Match Group, Inc. (a)	50,817

	IT Services — 1.2%
2,183	Jack Henry & Associates, Inc.	190,481

	Semiconductors & Semiconductor Equipment — 2.6%
2,489	Analog Devices, Inc.	140,955
2,824	KLA-Tencor Corp.	206,840
1,155	Xilinx, Inc.	53,297

		401,092

	Software — 1.6%
4,596	Synopsys, Inc. (a)	248,578

	Total Information Technology	1,531,201

	Materials — 3.9%
	Chemicals — 0.7%
344	Sherwin-Williams Co. (The)	101,148

	Containers & Packaging — 3.2%
2,186	Ball Corp.	158,035
3,252	Silgan Holdings, Inc.	167,332
4,505	WestRock Co.	175,113

		500,480

	Total Materials	601,628

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 10.8%
	Electric Utilities — 3.8%
2,837	Edison International	220,323
2,542	Westar Energy, Inc.	142,554
5,190	Xcel Energy, Inc.	232,429

		595,306

	Gas Utilities — 1.7%
2,711	National Fuel Gas Co.	154,217
4,252	Questar Corp.	107,879

		262,096

	Multi-Utilities — 5.3%
8,682	CenterPoint Energy, Inc.	208,360
4,647	CMS Energy Corp.	213,125
1,811	Sempra Energy	206,472
2,969	WEC Energy Group, Inc.	193,844

		821,801

	Total Utilities	1,679,203

	Total Common Stocks (Cost $10,425,415)	14,976,782

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.4%
	Investment Company — 3.4%
522,537	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $522,537)	522,537

	Total Investments — 99.6% (Cost $10,947,952)	15,499,319
	Other Assets in Excess of Liabilities — 0.4%	64,823

	NET ASSETS — 100.0%	$15,564,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 105.8%
Common Stocks — 93.6%
	Consumer Discretionary — 13.6%
	Automobiles — 1.0%
104	Ford Motor Co.	1,310
20	General Motors Co.	579

		1,889

	Hotels, Restaurants & Leisure — 2.4%
17	Carnival Corp.	734
12	Darden Restaurants, Inc.	741
45	Restaurant Brands International, Inc., (Canada)	1,863
10	Six Flags Entertainment Corp.	562
63	Wendy’s Co. (The)	607

		4,507

	Household Durables — 1.1%
32	D.R. Horton, Inc.	1,002
1	NVR, Inc. (a) (j)	1,113

		2,115

	Internet & Catalog Retail — 0.2%
119	Groupon, Inc. (a)	387

	Leisure Products — 0.5%
14	Brunswick Corp.	622
12	Mattel, Inc.	363

		985

	Media — 1.0%
13	Sinclair Broadcast Group, Inc., Class A	384
320	Sirius XM Holdings, Inc. (a)	1,263
9	Time, Inc.	154

		1,801

	Multiline Retail — 0.9%
9	Kohl’s Corp.	353
13	Macy’s, Inc.	447
12	Target Corp. (j)	867

		1,667

	Specialty Retail — 4.5%
12	Bed Bath & Beyond, Inc.	523
59	Best Buy Co., Inc. (j)	1,803
11	GameStop Corp., Class A	299
33	GNC Holdings, Inc., Class A	804
3	Home Depot, Inc. (The)	412
22	Lowe’s Cos., Inc. (j)	1,712
153	Staples, Inc. (j)	1,319
56	Urban Outfitters, Inc. (a)	1,538

		8,410

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 2.0%
36		Michael Kors Holdings Ltd., (United Kingdom) (a)	1,778
21		PVH Corp.	2,002

			3,780

		Total Consumer Discretionary	25,541

		Consumer Staples — 7.2%
		Beverages — 0.8%
15		Molson Coors Brewing Co., Class B (j)	1,498

		Food & Staples Retailing — 0.7%
18		Wal-Mart Stores, Inc.	1,329

		Food Products — 3.9%
16		Ingredion, Inc. (j)	2,035
76		Pilgrim’s Pride Corp. (j)	1,939
6		Post Holdings, Inc. (a)	471
–	(h)	Seaboard Corp. (a)	1,292
25		Tyson Foods, Inc., Class A	1,648

			7,385

		Household Products — 0.8%
29		Energizer Holdings, Inc.	1,471

		Personal Products — 1.0%
16		Herbalife Ltd. (a)	926
20		Nu Skin Enterprises, Inc., Class A	917

			1,843

		Total Consumer Staples	13,526

		Energy — 4.4%
		Energy Equipment & Services — 1.9%
90		Ensco plc, (United Kingdom), Class A	875
32		FMC Technologies, Inc. (a)	857
61		Seadrill Ltd., (United Kingdom) (a)	199
88		Superior Energy Services, Inc.	1,618

			3,549

		Oil, Gas & Consumable Fuels — 2.5%
74		Denbury Resources, Inc. (a)	264
28		Devon Energy Corp.	1,002
24		Marathon Oil Corp.	358
7		Tesoro Corp.	505
23		Valero Energy Corp.	1,174
20		World Fuel Services Corp. (j)	971
45		WPX Energy, Inc. (a)	419

			4,693

		Total Energy	8,242

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Financials — 2.8%
	Banks — 0.4%
27	Synovus Financial Corp.	775

	Capital Markets — 0.2%
27	NorthStar Asset Management Group, Inc.	273

	Diversified Financial Services — 1.1%
27	MSCI, Inc.	2,102

	Real Estate Investment Trusts (REITs) — 0.8%
50	Equity Commonwealth (a)	1,467

	Thrifts & Mortgage Finance — 0.3%
107	MGIC Investment Corp. (a)	637

	Total Financials	5,254

	Health Care — 12.6%
	Biotechnology — 3.1%
12	Amgen, Inc. (j)	1,899
2	Biogen, Inc. (a)	520
21	Gilead Sciences, Inc. (j)	1,741
11	United Therapeutics Corp. (a)	1,160
5	Vertex Pharmaceuticals, Inc. (a)	416

		5,736

	Health Care Equipment & Supplies — 2.2%
9	C.R. Bard, Inc.	2,205
57	Hologic, Inc. (a) (j)	1,986

		4,191

	Health Care Providers & Services — 5.2%
9	AmerisourceBergen Corp.	676
7	Amsurg Corp. (a)	547
7	Anthem, Inc. (j)	936
9	Centene Corp. (a)	622
13	Cigna Corp.	1,715
24	Community Health Systems, Inc. (a)	292
30	Express Scripts Holding Co. (a)	2,235
10	Humana, Inc.	1,812
3	McKesson Corp.	509
9	Molina Healthcare, Inc. (a)	458

		9,802

	Pharmaceuticals — 2.1%
14	Jazz Pharmaceuticals plc, (Ireland) (a)	1,925
13	Mallinckrodt plc (a)	760
8	Mylan N.V. (a)	335
27	Pfizer, Inc. (j)	966
		3,986

	Total Health Care	23,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.2%
	Aerospace & Defense — 2.4%
55	BWX Technologies, Inc. (j)	1,950
3	Curtiss-Wright Corp.	287
11	Huntington Ingalls Industries, Inc. (j)	1,890
10	Spirit AeroSystems Holdings, Inc., Class A (a)	448

		4,575

	Air Freight & Logistics — 0.5%
14	C.H. Robinson Worldwide, Inc.	1,013

	Airlines — 1.3%
8	Alaska Air Group, Inc.	458
46	Delta Air Lines, Inc. (j)	1,685
10	United Continental Holdings, Inc. (a)	390

		2,533

	Commercial Services & Supplies — 1.6%
75	Pitney Bowes, Inc.	1,334
95	R.R. Donnelley & Sons Co.	1,601

		2,935

	Construction & Engineering — 3.8%
62	AECOM (a) (j)	1,984
14	Chicago Bridge & Iron Co. N.V., (Netherlands)	498
18	EMCOR Group, Inc.	870
37	Jacobs Engineering Group, Inc. (a)	1,843
14	Valmont Industries, Inc.	1,921

		7,116

	Electrical Equipment — 1.0%
33	Regal Beloit Corp.	1,799

	Machinery — 3.9%
18	AGCO Corp.	862
68	Allison Transmission Holdings, Inc. (j)	1,927
9	Illinois Tool Works, Inc. (j)	904
43	Joy Global, Inc.	906
30	Kennametal, Inc.	668
17	Parker-Hannifin Corp.	1,826
12	Terex Corp.	238

		7,331

	Professional Services — 0.7%
6	Dun & Bradstreet Corp. (The)	728
9	ManpowerGroup, Inc.	592

		1,320

	Road & Rail — 0.7%
18	Landstar System, Inc.	1,256

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.3%
9	MSC Industrial Direct Co., Inc., Class A	649
34	WESCO International, Inc. (a)	1,768

		2,417

	Total Industrials	32,295

	Information Technology — 25.4%
	Communications Equipment — 1.3%
80	Brocade Communications Systems, Inc.	737
32	Cisco Systems, Inc. (j)	909
37	Juniper Networks, Inc.	843

		2,489

	Electronic Equipment, Instruments & Components — 1.0%
19	SYNNEX Corp. (j)	1,823

	Internet Software & Services — 3.5%
80	eBay, Inc. (a)	1,862
32	GoDaddy, Inc., Class A (a)	985
13	IAC/InterActive Corp.	709
16	j2 Global, Inc. (j)	996
23	VeriSign, Inc. (a) (j)	2,002

		6,554

	IT Services — 6.6%
25	Amdocs Ltd. (j)	1,446
42	Computer Sciences Corp.	2,062
39	CoreLogic, Inc. (a) (j)	1,496
13	International Business Machines Corp.	1,950
69	Teradata Corp. (a)	1,737
9	Total System Services, Inc.	485
24	Vantiv, Inc., Class A (a)	1,385
99	Western Union Co. (The)	1,890

		12,451

	Semiconductors & Semiconductor Equipment — 2.6%
17	Lam Research Corp.	1,463
42	Marvell Technology Group Ltd., (Bermuda)	401
9	NVIDIA Corp. (j)	444
16	QUALCOMM, Inc.	840
91	Teradyne, Inc.	1,798

		4,946

	Software — 7.9%
17	Activision Blizzard, Inc.	675
60	CA, Inc.	1,980
77	Cadence Design Systems, Inc. (a)	1,879
23	Citrix Systems, Inc. (a) (j)	1,854
38	Microsoft Corp.	1,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
113	Nuance Communications, Inc. (a) (j)	1,773
17	Oracle Corp.	711
100	Rovi Corp. (a)	1,560
20	Synopsys, Inc. (a)	1,075
34	Take-Two Interactive Software, Inc.(a)	1,306

		14,745

	Technology Hardware, Storage & Peripherals — 2.5%
16	3D Systems Corp. (a)	221
11	Apple, Inc. (j)	1,016
101	HP, Inc.	1,265
64	NCR Corp. (a)	1,779
19	NetApp, Inc.	457

		4,738

	Total Information Technology	47,746

	Materials — 6.5%
	Chemicals — 2.1%
42	Cabot Corp. (j)	1,929
26	LyondellBasell Industries N.V., Class A	1,939

		3,868

	Containers & Packaging — 1.3%
6	Berry Plastics Group, Inc. (a)	247
15	Crown Holdings, Inc. (a)	765
8	International Paper Co.	321
26	Sealed Air Corp. (j)	1,201

		2,534

	Metals & Mining — 2.4%
26	Reliance Steel & Aluminum Co.	1,978
80	Steel Dynamics, Inc.	1,963
31	United States Steel Corp.	524

		4,465

	Paper & Forest Products — 0.7%
39	Domtar Corp.	1,376

	Total Materials	12,243

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
66	CenturyLink, Inc.	1,926
18	Verizon Communications, Inc.	979

	Total Telecommunication Services	2,905

	Utilities — 2.4%
	Electric Utilities — 1.1%
25	Entergy Corp. (j)	2,018

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Gas Utilities — 1.0%
44	UGI Corp. (j)	2,011

	Multi-Utilities — 0.3%
23	MDU Resources Group, Inc.	552

	Total Utilities	4,581

	Total Common Stocks (Cost $162,114)	176,048

Short-Term Investment — 12.2%
	Investment Company — 12.2%
23,007	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $23,007)	23,007

	Total Investments —105.8% (Cost $185,121)	199,055
	Liabilities in Excess of Other Assets — (5.8)%	(10,952)

	NET ASSETS — 100.0%	$188,103

Short Positions — 93.0%
Common Stocks — 93.0%
	Consumer Discretionary — 13.0%
	Auto Components — 0.5%
28	BorgWarner, Inc.	839

	Automobiles — 0.7%
7	Tesla Motors, Inc. (a)	1,380

	Hotels, Restaurants & Leisure — 2.7%
15	Aramark	505
4	Chipotle Mexican Grill, Inc. (a)	1,661
24	Norwegian Cruise Line Holdings Ltd. (a)	955
23	Wynn Resorts Ltd.	2,042

		5,163

	Household Durables — 1.3%
7	Mohawk Industries, Inc. (a)	1,248
26	Newell Brands, Inc.	1,240

		2,488

	Internet & Catalog Retail — 0.6%
7	Netflix, Inc. (a)	677
7	TripAdvisor, Inc. (a)	440

		1,117

	Media — 0.8%
8	AMC Entertainment Holdings, Inc., Class A	218
6	Charter Communications, Inc., Class A (a)	1,323

		1,541

	Multiline Retail — 1.9%
17	Dollar Tree, Inc. (a)	1,647
50	Nordstrom, Inc.	1,902

		3,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.6%
26	CarMax, Inc. (a)	1,286
31	DSW, Inc., Class A	654
4	Signet Jewelers Ltd.	319
8	TJX Cos., Inc. (The)	585
13	Tractor Supply Co.	1,194
3	Ulta Salon Cosmetics & Fragrance, Inc. (a)	773

		4,811

	Textiles, Apparel & Luxury Goods — 1.9%
12	Columbia Sportswear Co.	667
6	lululemon athletica, Inc., (Canada) (a)	451
47	Under Armour, Inc., Class A (a)	1,885
10	V.F. Corp.	632

		3,635

	Total Consumer Discretionary	24,523

	Consumer Staples — 6.9%
	Beverages — 3.3%
4	Boston Beer Co., Inc. (The), Class A (a)	680
11	Brown-Forman Corp., Class B	1,059
12	Constellation Brands, Inc., Class A	2,063
15	Monster Beverage Corp. (a)	2,366

		6,168

	Food & Staples Retailing — 0.8%
9	Costco Wholesale Corp.	1,461

	Food Products — 1.1%
44	WhiteWave Foods Co. (The) (a)	2,068

	Household Products — 0.7%
16	Procter & Gamble Co. (The)	1,337

	Personal Products — 1.0%
21	Estee Lauder Cos., Inc. (The), Class A	1,941

	Total Consumer Staples	12,975

	Energy — 3.9%
	Energy Equipment & Services — 0.7%
16	Helmerich & Payne, Inc.	1,052
29	Noble Corp. plc, (United Kingdom)	236

		1,288

	Oil, Gas & Consumable Fuels — 3.2%
19	Chevron Corp.	2,000
9	Concho Resources, Inc. (a)	1,103
23	CONSOL Energy, Inc.	366
66	Golar LNG Ltd., (Bermuda)	1,017
132	Kosmos Energy Ltd. (a)	722

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
22	Noble Energy, Inc.	774

		5,982

	Total Energy	7,270

	Financials — 3.4%
	Banks — 0.9%
115	People’s United Financial, Inc.	1,684

	Capital Markets — 0.7%
14	Artisan Partners Asset Management, Inc., Class A	396
26	Franklin Resources, Inc.	854

		1,250

	Consumer Finance — 0.3%
21	Navient Corp.	250
15	OneMain Holdings, Inc. (a)	335

		585

	Insurance — 0.5%
1	Markel Corp. (a)	977

	Real Estate Investment Trusts (REITs) — 1.0%
28	Kilroy Realty Corp.	1,854

	Total Financials	6,350

	Health Care — 11.2%
	Biotechnology — 1.6%
4	Alexion Pharmaceuticals, Inc. (a)	482
5	Alnylam Pharmaceuticals, Inc. (a)	279
5	BioMarin Pharmaceutical, Inc. (a)	405
8	Bluebird Bio, Inc. (a)	360
37	OPKO Health, Inc. (a)	341
9	Puma Biotechnology, Inc. (a)	269
1	Regeneron Pharmaceuticals, Inc. (a)	480
12	Seattle Genetics, Inc. (a)	496

		3,112

	Health Care Equipment & Supplies — 1.3%
2	Dentsply Sirona, Inc.	115
30	DexCom, Inc. (a)	2,354

		2,469

	Health Care Providers & Services — 5.0%
35	Acadia Healthcare Co., Inc. (a)	1,933
53	Envision Healthcare Holdings, Inc. (a)	1,355
6	Henry Schein, Inc. (a)	1,109
46	Patterson Cos., Inc.	2,204
32	Team Health Holdings, Inc. (a)	1,319
11	Universal Health Services, Inc., Class B	1,432

		9,352

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
39	Inovalon Holdings, Inc., Class A (a)	710

	Life Sciences Tools & Services — 0.5%
7	Illumina, Inc. (a)	937

	Pharmaceuticals — 2.4%
60	Catalent, Inc. (a)	1,388
15	Eli Lilly & Co.	1,158
42	Zoetis, Inc.	1,988

		4,534

	Total Health Care	21,114

	Industrials — 18.0%
	Aerospace & Defense — 2.3%
44	Hexcel Corp.	1,834
12	Orbital ATK, Inc.	1,035
4	TransDigm Group, Inc. (a)	963
16	Triumph Group, Inc.	565

		4,397

	Airlines — 0.7%
28	Spirit Airlines, Inc. (a)	1,258

	Building Products — 1.4%
18	Armstrong World Industries, Inc. (a)	692
32	Fortune Brands Home & Security, Inc.	1,881

		2,573

	Commercial Services & Supplies — 2.4%
112	Covanta Holding Corp.	1,838
29	Rollins, Inc.	861
14	Stericycle, Inc. (a)	1,424
6	Waste Connections, Inc., (Canada)	426

		4,549

	Electrical Equipment — 1.0%
8	Acuity Brands, Inc.	1,897

	Machinery — 4.6%
59	Donaldson Co., Inc.	2,022
20	Graco, Inc.	1,564
26	ITT, Inc.	838
16	Middleby Corp. (The) (a)	1,852
19	Oshkosh Corp.	890
5	Snap-on, Inc.	856
10	Wabtec Corp.	671

		8,693

	Professional Services — 0.9%
20	Verisk Analytics, Inc. (a)	1,626

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Road & Rail — 2.9%
17	Genesee & Wyoming, Inc., Class A (a)	1,016
16	Kansas City Southern	1,473
28	Old Dominion Freight Line, Inc. (a)	1,699
21	Ryder System, Inc.	1,285

		5,473

	Trading Companies & Distributors — 1.8%
44	Fastenal Co.	1,931
7	W.W. Grainger, Inc.	1,557

		3,488

	Total Industrials	33,954

	Information Technology — 25.6%
	Communications Equipment — 1.6%
30	CommScope Holding Co., Inc. (a)	928
28	ViaSat, Inc. (a)	2,025

		2,953

	Electronic Equipment, Instruments & Components — 3.5%
30	Amphenol Corp., Class A	1,700
41	CDW Corp.	1,646
3	Dolby Laboratories, Inc., Class A	166
31	Jabil Circuit, Inc.	564
21	Keysight Technologies, Inc. (a)	620
70	National Instruments Corp.	1,916

		6,612

	Internet Software & Services — 5.5%
15	Akamai Technologies, Inc. (a)	856
9	CoStar Group, Inc. (a)	1,886
6	LinkedIn Corp., Class A (a)	1,088
159	Pandora Media, Inc. (a)	1,978
21	Rackspace Hosting, Inc. (a)	435
116	Twitter, Inc. (a)	1,967
53	Yelp, Inc. (a)	1,611
13	Zillow Group, Inc., Class C (a)	483

		10,304

	IT Services — 7.3%
46	Booz Allen Hamilton Holding Corp.	1,365
23	Broadridge Financial Solutions, Inc.	1,506
17	DST Systems, Inc.	1,976
27	EPAM Systems, Inc. (a)	1,762
26	Fidelity National Information Services, Inc.	1,930
20	Gartner, Inc. (a)	1,917
37	MAXIMUS, Inc.	2,034
22	Paychex, Inc.	1,337

		13,827

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 2.0%
35	Cavium, Inc. (a)	1,340
183	Cypress Semiconductor Corp.	1,929
13	Microsemi Corp. (a)	420

		3,689

	Software — 5.7%
49	FireEye, Inc. (a)	809
24	NetSuite, Inc. (a)	1,770
34	Splunk, Inc. (a)	1,820
63	SS&C Technologies Holdings, Inc.	1,780
9	Tableau Software, Inc., Class A (a)	462
12	Tyler Technologies, Inc. (a)	1,955
9	Ultimate Software Group, Inc. (The) (a)	1,903
127	Zynga, Inc., Class A (a)	316

		10,815

	Total Information Technology	48,200

	Materials — 6.7%
	Chemicals — 3.3%
12	Air Products & Chemicals, Inc.	1,717
48	CF Industries Holdings, Inc.	1,152
42	FMC Corp.	1,925
13	Praxair, Inc.	1,410

		6,204

	Containers & Packaging — 0.3%
8	Ball Corp.	594

	Metals & Mining — 3.1%
38	Alcoa, Inc.	348
24	Compass Minerals International, Inc.	1,755
48	Freeport-McMoRan, Inc.	535
62	Southern Copper Corp., (Peru)	1,664
107	Tahoe Resources, Inc.	1,594

		5,896

	Total Materials	12,694

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
367	Sprint Corp. (a)	1,664
23	Telephone & Data Systems, Inc.	695

	Total Telecommunication Services	2,359

	Utilities — 3.0%
	Gas Utilities — 0.4%
8	Atmos Energy Corp.	663

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Multi-Utilities — 2.0%
27	Dominion Resources, Inc.	2,073
15	Sempra Energy	1,659

		3,732

	Water Utilities — 0.6%
14	American Water Works Co., Inc.	1,210

	Total Utilities	5,605

	Total Securities Sold Short (Proceeds $176,502)	$175,044

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(6)	E-mini S&P 500	09/16/16	USD	$(627)	$(8)
(8)	S&P Mid Cap 400	09/16/16	USD	(1,194)	(22)

					$(30)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
	Consumer Discretionary — 15.6%
	Distributors — 1.3%
1,240	Genuine Parts Co.	125,520

	Hotels, Restaurants & Leisure — 2.1%
1,121	Brinker International, Inc.	51,044
1,602	ClubCorp Holdings, Inc.	20,832
3,252	Hilton Worldwide Holdings, Inc.	73,256
4,100	La Quinta Holdings, Inc. (a)	46,742
1,080	Red Rock Resorts, Inc., Class A (a)	23,745

		215,619

	Household Durables — 0.4%
873	Newell Brands, Inc.	42,411

	Internet & Catalog Retail — 0.8%
705	Expedia, Inc.	74,888

	Media — 4.8%
1,199	CBS Corp. (Non-Voting), Class B	65,295
364	Charter Communications, Inc., Class A (a)	83,314
3,970	Clear Channel Outdoor Holdings, Inc., Class A	24,693
2,452	DISH Network Corp., Class A (a)	128,459
2,739	Entercom Communications Corp., Class A	37,175
3,084	Media General, Inc. (a)	53,017
499	Nexstar Broadcasting Group, Inc., Class A	23,733
903	TEGNA, Inc.	20,917
687	Time Warner, Inc.	50,544

		487,147

	Multiline Retail — 1.1%
2,949	Kohl’s Corp.	111,837

	Specialty Retail — 4.2%
100	AutoZone, Inc. (a)	79,082
1,637	Bed Bath & Beyond, Inc.	70,730
2,440	Best Buy Co., Inc.	74,649
2,538	Gap, Inc. (The)	53,865
498	Home Depot, Inc. (The)	63,527
1,388	Tiffany & Co.	84,150

		426,003

	Textiles, Apparel & Luxury Goods — 0.9%
863	Columbia Sportswear Co.	49,640
1,713	Hanesbrands, Inc.	43,050

		92,690

	Total Consumer Discretionary	1,576,115

	Consumer Staples — 5.6%
	Beverages — 0.6%
662	Dr. Pepper Snapple Group, Inc.	63,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
826	CVS Health Corp.	79,072
1,832	Kroger Co. (The)	67,403

		146,475

	Food Products — 1.7%
1,870	Amplify Snack Brands, Inc. (a)	27,579
849	Post Holdings, Inc. (a)	70,188
740	TreeHouse Foods, Inc. (a)	75,990

		173,757

	Household Products — 1.8%
979	Energizer Holdings, Inc.	50,411
1,563	Procter & Gamble Co. (The)	132,373

		182,784

	Total Consumer Staples	567,002

	Energy — 7.5%
	Oil, Gas & Consumable Fuels — 7.5%
1,291	ConocoPhillips	56,292
822	EQT Corp.	63,640
3,208	Exxon Mobil Corp.	300,690
2,270	HollyFrontier Corp.	53,963
4,898	Kinder Morgan, Inc.	91,698
1,843	Marathon Petroleum Corp.	69,968
1,881	PBF Energy, Inc., Class A	44,734
955	Phillips 66	75,793

	Total Energy	756,778

	Financials — 33.9%
	Banks — 13.5%
12,739	Bank of America Corp.	169,052
814	CIT Group, Inc.	25,978
2,262	Citigroup, Inc.	95,896
4,118	Citizens Financial Group, Inc.	82,268
2,782	Fifth Third Bancorp	48,932
714	First Republic Bank	49,985
1,338	M&T Bank Corp.	158,221
779	National Bank Holdings Corp., Class A	15,864
1,497	PNC Financial Services Group, Inc. (The)	121,857
2,716	SunTrust Banks, Inc.	111,573
2,575	U.S. Bancorp	103,834
7,913	Wells Fargo & Co.	374,499

		1,357,959

	Capital Markets — 2.9%
2,204	Charles Schwab Corp. (The)	55,778
2,653	Morgan Stanley	68,928
743	Northern Trust Corp.	49,239

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,604	T. Rowe Price Group, Inc.	117,068

		291,013

	Consumer Finance — 2.6%
4,118	Ally Financial, Inc. (a)	70,291
3,051	Capital One Financial Corp.	193,737

		264,028

	Insurance — 10.2%
65	Alleghany Corp. (a)	35,802
1,646	Allied World Assurance Co. Holdings AG, (Switzerland)	57,826
2,864	American International Group, Inc.	151,472
687	Chubb Ltd., (Switzerland)	89,799
3,124	CNO Financial Group, Inc.	54,547
2,722	Hartford Financial Services Group, Inc. (The)	120,802
5,122	Loews Corp.	210,443
563	Marsh & McLennan Cos., Inc.	38,536
902	Prudential Financial, Inc.	64,349
1,052	Travelers Cos., Inc. (The)	125,242
2,421	Unum Group	76,957

		1,025,775

	Real Estate Investment Trusts (REITs) — 4.7%
4,110	American Homes 4 Rent, Class A	84,167
2,629	Brixmor Property Group, Inc.	69,566
702	EastGroup Properties, Inc.	48,354
876	HCP, Inc.	31,007
1,819	Kimco Realty Corp.	57,077
2,238	Outfront Media, Inc.	54,081
3,368	Rayonier, Inc.	88,367
1,556	Weyerhaeuser Co.	46,316

		478,935

	Total Financials	3,417,710

	Health Care — 9.6%
	Health Care Providers & Services — 3.4%
950	Aetna, Inc.	116,003
867	HCA Holdings, Inc. (a)	66,760
1,117	UnitedHealth Group, Inc.	157,777

		340,540

	Pharmaceuticals — 6.2%
1,518	Johnson & Johnson	184,097
2,750	Merck & Co., Inc.	158,410
8,184	Pfizer, Inc.	288,166

		630,673

	Total Health Care	971,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 7.2%
	Aerospace & Defense — 2.1%
768	Honeywell International, Inc.	89,287
1,204	United Technologies Corp.	123,440

		212,727

	Airlines — 1.5%
4,044	Delta Air Lines, Inc.	147,330

	Industrial Conglomerates — 1.1%
997	Carlisle Cos., Inc.	105,334

	Machinery — 1.8%
1,467	Dover Corp.	101,699
805	Illinois Tool Works, Inc.	83,818

		185,517

	Trading Companies & Distributors — 0.7%
303	W.W. Grainger, Inc.	68,743

	Total Industrials	719,651

	Information Technology — 7.5%
	Communications Equipment — 1.1%
3,929	Cisco Systems, Inc.	112,729

	Electronic Equipment, Instruments & Components — 0.7%
1,061	Arrow Electronics, Inc. (a)	65,646

	IT Services — 0.5%
1,377	PayPal Holdings, Inc. (a)	50,282

	Semiconductors & Semiconductor Equipment — 3.3%
560	Analog Devices, Inc.	31,724
783	KLA-Tencor Corp.	57,354
1,937	QUALCOMM, Inc.	103,768
2,262	Texas Instruments, Inc.	141,702

		334,548

	Software — 1.3%
2,535	Microsoft Corp.	129,695

	Technology Hardware, Storage & Peripherals — 0.6%
2,477	Hewlett Packard Enterprise Co.	45,256
1,545	HP, Inc.	19,386

		64,642

	Total Information Technology	757,542

	Materials — 3.3%
	Construction Materials — 0.9%
446	Martin Marietta Materials, Inc.	85,701

	Containers & Packaging — 1.9%
1,376	Ball Corp.	99,457
2,468	WestRock Co.	95,943

		195,400

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Paper & Forest Products — 0.5%
4,113	KapStone Paper & Packaging Corp.	53,506

	Total Materials	334,607

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.0%
1,839	Verizon Communications, Inc.	102,663

	Wireless Telecommunication Services — 1.1%
2,477	T-Mobile US, Inc. (a)	107,184

	Total Telecommunication Services	209,847

	Utilities — 7.4%
	Electric Utilities — 6.5%
1,741	American Electric Power Co., Inc.	122,013
1,185	Duke Energy Corp.	101,652
1,120	Edison International	87,025
1,579	Eversource Energy	94,594
969	NextEra Energy, Inc.	126,305
2,749	Xcel Energy, Inc.	123,082

		654,671

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.9%
830	Sempra Energy	94,580

	Total Utilities	749,251

	Total Common Stocks (Cost $8,657,129)	10,059,716

Short-Term Investment — 0.8%
	Investment Company — 0.8%
80,433	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $80,433)	80,433

	Total Investments — 100.5% (Cost $8,737,562)	10,140,149
	Liabilities in Excess of Other Assets — (0.5)%	(49,198)

	NET ASSETS — 100.0%	$10,090,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500 shares.
(j)	— All or a portion of the security is segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,812,837	$2,303,947	$2,773,712
Investments in affiliates, at value	103,543	51,139	69,664

Total investment securities, at value	5,916,380	2,355,086	2,843,376
Receivables:
Investment securities sold	7,500	16,529	14,447
Fund shares sold	62,187	2,830	5,632
Dividends from non-affiliates	1,408	1,814	414
Dividends from affiliates	20	17	27

Total Assets	5,987,495	2,376,276	2,863,896

LIABILITIES:
Payables:
Investment securities purchased	8,905	7,424	3,034
Fund shares redeemed	9,188	2,296	6,311
Accrued liabilities:
Investment advisory fees	3,160	1,249	1,486
Administration fees	397	157	181
Distribution fees	712	86	271
Shareholder servicing fees	462	56	167
Custodian and accounting fees	31	18	19
Trustees’ and Chief Compliance Officer’s fees	10	—	2
Sub-transfer agency fees	582	371	641
Other	448	270	301

Total Liabilities	23,895	11,927	12,413

Net Assets	$5,963,600	$2,364,349	$2,851,483

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,944,282	$1,807,531	$2,589,162
Accumulated undistributed (distributions in excess of) net investment income	(8,414)	3,375	(4,220)
Accumulated net realized gains (losses)	(221,418)	21,696	(43,445)
Net unrealized appreciation (depreciation)	1,249,150	531,747	309,986

Total Net Assets	$5,963,600	$2,364,349	$2,851,483

Net Assets:
Class A	$1,643,136	$335,424	$949,148
Class C	594,190	32,045	96,729
Class R2	—	688	32,092
Class R5	82,358	2,840	224,498
Class R6	2,720,935	1,370,912	619,527
Select Class	922,981	622,440	929,489

Total	$5,963,600	$2,364,349	$2,851,483

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	113,924	7,809	40,507
Class C	46,023	766	5,079
Class R2	—	16	1,263
Class R5	5,506	65	8,396
Class R6	181,387	31,561	23,102
Select Class	62,568	14,338	35,043

Net Asset Value (a):
Class A — Redemption price per share	$14.42	$42.95	$23.43
Class C — Offering price per share (b)	12.91	41.85	19.05
Class R2 — Offering and redemption price per share	—	42.75	25.41
Class R5 — Offering and redemption price per share	14.96	43.43	26.74
Class R6 — Offering and redemption price per share	15.00	43.44	26.82
Select Class — Offering and redemption price per share	14.75	43.41	26.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.22	$45.33	$24.73

Cost of investments in non-affiliates	$4,563,687	$1,772,200	$2,463,726
Cost of investments in affiliates	103,543	51,139	69,664

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,976,782	$176,048	$10,059,716
Investments in affiliates, at value	522,537	23,007	80,433

Total investment securities, at value	15,499,319	199,055	10,140,149
Restricted Cash	—	7	—
Cash	—	123	—
Deposits at broker for futures contracts	—	100	—
Deposits at broker for securities sold short	—	165,230	—
Receivables:
Investment securities sold	130,573	25,101	27,924
Fund shares sold	37,661	5	18,726
Dividends from non-affiliates	21,347	146	10,250
Dividends from affiliates	184	6	38

Total Assets	15,689,084	389,773	10,197,087

LIABILITIES:
Payables:
Securities sold short, at value	—	175,044	—
Dividend expense to non-affiliates on securities sold short	—	115	—
Investment securities purchased	84,651	26,258	26,718
Interest expense to non-affiliates on securities sold short	—	2	—
Fund shares redeemed	24,797	31	69,812
Variation margin on futures contracts	—	30	—
Accrued liabilities:
Investment advisory fees	7,787	82	4,985
Administration fees	910	—	406
Distribution fees	832	5	870
Shareholder servicing fees	859	37	944
Custodian and accounting fees	61	9	52
Trustees’ and Chief Compliance Officer’s fees	34	—	20
Sub-transfer agency fees	4,114	7	1,843
Other	897	50	486

Total Liabilities	124,942	201,670	106,136

Net Assets	$15,564,142	$188,103	$10,090,951

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,170,649	$184,419	$8,843,081
Accumulated undistributed (distributions in excess of) net investment income	59,105	(583)	73,682
Accumulated net realized gains (losses)	783,021	(11,095)	(228,399)
Net unrealized appreciation (depreciation)	4,551,367	15,362	1,402,587

Total Net Assets	$15,564,142	$188,103	$10,090,951

Net Assets:
Class A	$2,302,567	$6,608	$2,045,698
Class C	549,619	6,147	728,800
Class R2	66,167	—	—
Institutional Class	10,313,629	—	5,901,818
Select Class	2,332,160	175,348	1,414,635

Total	$15,564,142	$188,103	$10,090,951

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	65,021	668	71,375
Class C	16,085	662	25,552
Class R2	1,938	—	—
Institutional Class	284,967	—	204,482
Select Class	65,154	17,312	49,012

Net Asset Value (a):
Class A — Redemption price per share	$35.41	$9.90	$28.66
Class C — Offering price per share (b)	34.17	9.29	28.52
Class R2 — Offering and redemption price per share	34.14	—	—
Institutional Class — Offering and redemption price per share	36.19	—	28.86
Select Class — Offering and redemption price per share	35.79	10.13	28.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.37	$10.45	$30.25

Cost of investments in non-affiliates	$10,425,415	$162,114	$8,657,129
Cost of investments in affiliates	522,537	23,007	80,433
Proceeds from securities sold short	—	176,502	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$39,681	$33,397	$18,310
Dividend income from affiliates	256	145	208

Total investment income	39,937	33,542	18,518

EXPENSES:
Investment advisory fees	37,786	18,521	18,910
Administration fees	4,766	2,335	2,384
Distribution fees:
Class A	3,839	664	2,420
Class C	3,769	202	696
Class R2	—	4	123
Shareholder servicing fees:
Class A	3,839	664	2,420
Class C	1,256	67	232
Class R2	—	2	62
Class R5	37	2	97
Select Class	2,980	3,179	2,927
Custodian and accounting fees	169	86	101
Professional fees	117	64	74
Trustees’ and Chief Compliance Officer’s fees	55	27	28
Printing and mailing costs	443	500	262
Registration and filing fees	624	191	265
Transfer agency fees (See Note 2.E.)	216	52	438
Sub-transfer agency fees (See Note 2.E.)	2,720	2,806	2,699
Other	120	28	41

Total expenses	62,736	29,394	34,179

Less fees waived	(2,358)	(4,159)	(4,483)
Less expense reimbursements	(1)	(529)	(98)

Net expenses	60,377	24,706	29,598

Net investment income (loss)	(20,440)	8,836	(11,080)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(145,387)	58,144	181,344
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(181,585)	(300,510)	(478,421)

Net realized/unrealized gains (losses)	(326,972)	(242,366)	(297,077)

Change in net assets resulting from operations	$(347,412)	$(233,530)	$(308,157)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	266,931	3,738	238,953
Dividend income from affiliates	961	46	497

Total investment income	267,892	3,786	239,450

EXPENSES:
Investment advisory fees	97,745	2,188	70,060
Administration fees	12,327	201	8,836
Distribution fees:
Class A	5,880	17	5,404
Class C	4,137	50	5,333
Class R2	331	—	—
Shareholder servicing fees:
Class A	5,880	17	5,404
Class C	1,379	17	1,778
Class R2	165	—	—
Institutional Class	9,864	—	6,155
Select Class	5,508	581	4,377
Custodian and accounting fees	328	42	285
Interest expense to affiliates	—	2	—
Professional fees	207	59	152
Interest expense to non-affiliates	—	1	—
Trustees’ and Chief Compliance Officer’s fees	146	7	102
Printing and mailing costs	1,063	7	820
Registration and filing fees	299	38	496
Transfer agency fees (See Note 2.E.)	1,055	8	272
Sub-transfer agency fees (See Note 2.E.)	14,371	36	7,074
Other	207	7	96
Dividend expense to non-affiliates on securities sold short	—	2,710	—
Interest expense to non-affiliates on securities sold short	—	367	—

Total expenses	160,892	6,355	116,644

Less fees waived	(24,667)	(694)	(14,056)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(1,397)	— (a)	(336)

Net expenses	134,828	5,661	102,252

Net investment income (loss)	133,064	(1,875)	137,198

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	921,071	4,489	(206,123)
Futures	—	(4)	—
Securities sold short	—	26,467	—
Foreign currency transactions	—	1	—

Net realized gain (loss)	921,071	30,953	(206,123)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(753,064)	(24,799)	(248,822)
Futures	—	(66)	—
Securities sold short	—	750	—

Change in net unrealized appreciation/depreciation	(753,064)	(24,115)	(248,822)

Net realized/unrealized gains (losses)	168,007	6,838	(454,945)

Change in net assets resulting from operations	$301,071	$4,963	$(317,747)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(20,440)	$(17,194)	$8,836	$9,702
Net realized gain (loss)	(145,387)	172,792	58,144	165,578
Change in net unrealized appreciation/depreciation	(181,585)	461,167	(300,510)	134,637

Change in net assets resulting from operations	(347,412)	616,765	(233,530)	309,917

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(182)	(81)
From net realized gains	(57,173)	(32,469)	(12,309)	(8,089)
Class B (a)
From net realized gains	—	(98)	—	—
Class C
From net realized gains	(20,218)	(7,969)	(1,246)	(990)
Class R2
From net investment income	—	—	—	—
From net realized gains	—	—	(39)	(30)
Class R5
From net investment income	—	—	(7)	(2)
From net realized gains	(2,457)	(1,758)	(147)	(26)
Class R6
From net investment income	—	—	(3,761)	(3,446)
From net realized gains	(86,200)	(73,271)	(61,528)	(46,736)
Select Class
From net investment income	—	—	(2,603)	(3,414)
From net realized gains	(48,267)	(39,626)	(75,744)	(80,115)

Total distributions to shareholders	(214,315)	(155,191)	(157,566)	(142,929)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,337,047	1,161,499	(547,848)	363,135

NET ASSETS:
Change in net assets	775,320	1,623,073	(938,944)	530,123
Beginning of period	5,188,280	3,565,207	3,303,293	2,773,170

End of period	$5,963,600	$5,188,280	$2,364,349	$3,303,293

Accumulated undistributed (distributions in excess of) net investment income	$(8,414)	$(10,303)	$3,375	$(25)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,080)	$(11,970)	$133,064	$137,103
Net realized gain (loss)	181,344	173,141	921,071	1,096,684
Change in net unrealized appreciation/depreciation	(478,421)	150,704	(753,064)	(12,168)

Change in net assets resulting from operations	(308,157)	311,875	301,071	1,221,619

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,590)	(15,287)
From net realized gains	(56,339)	(80,615)	(130,210)	(197,218)
Class B (a)
From net realized gains	—	(608)	—	(668)
Class C
From net investment income	—	—	—	(1,024)
From net realized gains	(6,714)	(6,222)	(31,402)	(45,175)
Class R2
From net investment income	—	—	(113)	(331)
From net realized gains	(1,533)	(345)	(3,769)	(5,603)
Class R5
From net realized gains	(8,974)	(3,427)	—	—
Class R6
From net realized gains	(23,518)	(7,943)	—	—
Institutional Class
From net investment income	—	—	(89,774)	(108,605)
From net realized gains	—	—	(526,794)	(711,308)
Select Class
From net investment income	—	—	(14,584)	(19,269)
From net realized gains	(50,435)	(119,065)	(117,229)	(172,337)

Total distributions to shareholders	(147,513)	(218,225)	(923,465)	(1,276,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	244,627	787,072	227,463	368,694

NET ASSETS:
Change in net assets	(211,043)	880,722	(394,931)	313,488
Beginning of period	3,062,526	2,181,804	15,959,073	15,645,585

End of period	$2,851,483	$3,062,526	$15,564,142	$15,959,073

Accumulated undistributed (distributions in excess of) net investment income	$(4,220)	$(7,971)	$59,105	$41,285

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,875)	$(3,300)	$137,198	$87,727
Net realized gain (loss)	30,953	2,998	(206,123)	148,940
Change in net unrealized appreciation/depreciation	(24,115)	1,106	(248,822)	322,296

Change in net assets resulting from operations	4,963	804	(317,747)	558,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(13,377)	(18,586)
From net realized gains	—	—	(22,474)	(49,085)
Class C
From net investment income	—	—	(1,450)	(2,882)
From net realized gains	—	—	(7,412)	(12,315)
Institutional Class
From net investment income	—	—	(77,515)	(51,909)
From net realized gains	—	—	(69,917)	(93,724)
Select Class
From net investment income	—	—	(9,572)	(31,036)
From net realized gains	—	—	(14,779)	(67,644)

Total distributions to shareholders	—	—	(216,496)	(327,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(107,540)	(161,126)	(669,313)	3,369,281

NET ASSETS:
Change in net assets	(102,577)	(160,322)	(1,203,556)	3,601,063
Beginning of period	290,680	451,002	11,294,507	7,693,444

End of period	$188,103	$290,680	$10,090,951	$11,294,507

Accumulated undistributed (distributions in excess of) net investment income	$(583)	$(889)	$73,682	$39,348

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,090,924	$548,977	$174,026	$93,435
Distributions reinvested	56,255	31,822	12,454	8,101
Cost of shares redeemed	(535,940)	(222,820)	(64,301)	(35,536)
Conversion from Class B Shares	—	2,100	—	—

Change in net assets resulting from Class A capital transactions	$611,239	$360,079	$122,179	$66,000

Class B (a)
Proceeds from shares issued	$—	$225	$—	$—
Distributions reinvested	—	95	—	—
Cost of shares redeemed	—	(865)	—	—
Conversion to Class A Shares	—	(2,100)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,645)	$—	$—

Class C
Proceeds from shares issued	$406,222	$182,071	$12,272	$6,417
Distributions reinvested	18,351	6,954	1,246	990
Cost of shares redeemed	(105,053)	(32,956)	(4,843)	(2,929)

Change in net assets resulting from Class C capital transactions	$319,520	$156,069	$8,675	$4,478

Class R2
Proceeds from shares issued	$—	$—	$235	$336
Distributions reinvested	—	—	27	18
Cost of shares redeemed	—	—	(320)	(251)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(58)	$103

Class R5
Proceeds from shares issued	$41,933	$77,457	$2,174	$1,637
Distributions reinvested	2,457	1,758	154	28
Cost of shares redeemed	(15,257)	(1,506,939)	(861)	(186)

Change in net assets resulting from Class R5 capital transactions	$29,133	$(1,427,724)	$1,467	$1,479

Class R6
Proceeds from shares issued	$708,587	$1,928,585	$260,148	$369,933
Distributions reinvested	83,297	70,979	65,041	49,924
Cost of shares redeemed	(290,712)	(53,688)	(112,907)	(35,342)

Change in net assets resulting from Class R6 capital transactions	$501,172	$1,945,876	$212,282	$384,515

Select Class
Proceeds from shares issued	$709,570	$361,358	$250,507	$345,873
Distributions reinvested	31,907	23,846	64,677	60,746
Cost of shares redeemed	(865,494)	(255,360)	(1,207,577)	(500,059)

Change in net assets resulting from Select Class capital transactions	$(124,017)	$129,844	$(892,393)	$(93,440)

Total change in net assets resulting from capital transactions	$1,337,047	$1,161,499	$(547,848)	$363,135

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	73,064	36,907	4,101	2,053
Reinvested	3,824	2,270	299	188
Redeemed	(37,546)	(15,105)	(1,522)	(784)
Conversion from Class B Shares	—	131	—	—

Change in Class A Shares	39,342	24,203	2,878	1,457

Class B (a)
Issued	—	17	—	—
Reinvested	—	7	—	—
Redeemed	—	(64)	—	—
Conversion to Class A Shares	—	(146)	—	—

Change in Class B Shares	—	(186)	—	—

Class C
Issued	30,118	13,414	297	144
Reinvested	1,389	547	30	23
Redeemed	(8,092)	(2,464)	(116)	(65)

Change in Class C Shares	23,415	11,497	211	102

Class R2
Issued	—	—	6	7
Reinvested	—	—	1	— (b)
Redeemed	—	—	(8)	(6)

Change in Class R2 Shares	—	—	(1)	1

Class R5
Issued	2,743	5,216	47	35
Reinvested	161	122	4	1
Redeemed	(1,010)	(101,089)	(20)	(4)

Change in Class R5 Shares	1,894	(95,751)	31	32

Class R6
Issued	47,326	128,407	6,062	8,126
Reinvested	5,459	4,909	1,544	1,145
Redeemed	(19,751)	(3,544)	(2,766)	(779)

Change in Class R6 Shares	33,034	129,772	4,840	8,492

Select Class
Issued	46,757	23,952	5,728	7,557
Reinvested	2,122	1,668	1,536	1,396
Redeemed	(62,228)	(16,966)	(30,292)	(10,866)

Change in Select Class Shares	(13,349)	8,654	(23,028)	(1,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$297,295	$274,574	$358,763	$394,792
Distributions reinvested	54,215	76,907	127,887	195,292
Cost of shares redeemed	(221,243)	(162,077)	(694,701)	(1,360,678)
Conversion from Class B Shares	—	3,778	—	6,728

Change in net assets resulting from Class A capital transactions	$130,267	$193,182	$(208,051)	$(763,866)

Class B (a)
Proceeds from shares issued	$—	$27	$—	$22
Distributions reinvested	—	593	—	639
Cost of shares redeemed	—	(1,919)	—	(4,670)
Conversion to Class A Shares	—	(3,778)	—	(6,728)

Change in net assets resulting from Class B capital transactions	$—	$(5,077)	$—	$(10,737)

Class C
Proceeds from shares issued	$56,492	$37,238	$28,896	$27,636
Distributions reinvested	5,744	5,274	25,199	36,724
Cost of shares redeemed	(23,954)	(8,786)	(73,557)	(72,861)

Change in net assets resulting from Class C capital transactions	$38,282	$33,726	$(19,462)	$(8,501)

Class R2
Proceeds from shares issued	$31,035	$8,894	$14,006	$16,445
Distributions reinvested	1,494	345	3,715	5,637
Cost of shares redeemed	(6,825)	(1,635)	(20,042)	(21,709)

Change in net assets resulting from Class R2 capital transactions	$25,704	$7,604	$(2,321)	$373

Class R5
Proceeds from shares issued	$120,489	$139,213	$—	$—
Distributions reinvested	8,974	3,427	—	—
Cost of shares redeemed	(42,206)	(10,062)	—	—

Change in net assets resulting from Class R5 capital transactions	$87,257	$132,578	$—	$—

Class R6
Proceeds from shares issued	$509,276	$185,884	$—	$—
Distributions reinvested	23,176	7,291	—	—
Cost of shares redeemed	(120,874)	(26,514)	—	—

Change in net assets resulting from Class R6 capital transactions	$411,578	$166,661	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$2,148,891	$2,898,688
Distributions reinvested	—	—	515,077	686,825
Cost of shares redeemed	—	—	(2,275,447)	(1,786,837)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$388,521	$1,798,676

Select Class
Proceeds from shares issued	$596,426	$427,509	$575,208	$1,046,215
Distributions reinvested	41,535	103,039	119,621	174,083
Cost of shares redeemed	(484,304)	(272,150)	(626,053)	(1,867,549)
Redemptions in-kind (See Note 7)	(602,118)	—	—	—

Change in net assets resulting from Select Class capital transactions	$(448,461)	$258,398	$68,776	$(647,251)

Total change in net assets resulting from capital transactions	$244,627	$787,072	$227,463	$368,694

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,900	10,468	10,465	10,652
Reinvested	2,266	3,166	3,881	5,494
Redeemed	(9,178)	(6,089)	(20,274)	(36,773)
Conversion from Class B Shares	—	136	—	178

Change in Class A Shares	4,988	7,681	(5,928)	(20,449)

Class B (a)
Issued	—	1	—	1
Reinvested	—	37	—	18
Redeemed	—	(106)	—	(128)
Conversion to Class A Shares	—	(202)	—	(182)

Change in Class B Shares	—	(270)	—	(291)

Class C
Issued	2,722	1,668	877	779
Reinvested	295	262	794	1,070
Redeemed	(1,230)	(396)	(2,221)	(2,021)

Change in Class C Shares	1,787	1,534	(550)	(172)

Class R2
Issued	1,143	310	421	458
Reinvested	57	13	117	164
Redeemed	(266)	(57)	(606)	(607)

Change in Class R2 Shares	934	266	(68)	15

Class R5
Issued	4,352	4,578	—	—
Reinvested	329	125	—	—
Redeemed	(1,554)	(334)	—	—

Change in Class R5 Shares	3,127	4,369	—	—

Class R6
Issued	18,275	6,285	—	—
Reinvested	849	266	—	—
Redeemed	(4,509)	(882)	—	—

Change in Class R6 Shares	14,615	5,669	—	—

Institutional Class
Issued	—	—	61,500	75,729
Reinvested	—	—	15,274	18,860
Redeemed	—	—	(65,137)	(47,177)

Change in Institutional Class Shares	—	—	11,637	47,412

Select Class
Issued	21,225	14,507	16,809	27,961
Reinvested	1,536	3,790	3,589	4,839
Redeemed	(17,722)	(9,299)	(18,078)	(48,879)
Redemptions in-kind (See Note 7)	(20,287)	—	—	—

Change in Select Class Shares	(15,248)	8,998	2,320	(16,079)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,218	$558	$696,311	$1,131,012
Distributions reinvested	—	—	34,339	63,610
Cost of shares redeemed	(2,889)	(4,659)	(1,032,013)	(503,182)
Conversion from Class B Shares	—	79	—	—

Change in net assets resulting from Class A capital transactions	$329	$(4,022)	$(301,363)	$691,440

Class B (a)
Cost of shares redeemed	—	(129)	—	—
Conversion to Class A Shares	—	(79)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(208)	$—	$—

Class C
Proceeds from shares issued	$1,852	$522	$188,939	$341,265
Distributions reinvested	—	—	7,489	12,024
Cost of shares redeemed	(2,446)	(2,310)	(140,118)	(65,697)

Change in net assets resulting from Class C capital transactions	$(594)	$(1,788)	$56,310	$287,592

Institutional Class
Proceeds from shares issued	$—	$—	$3,435,571	$2,416,260
Distributions reinvested	—	—	138,955	134,005
Cost of shares redeemed	—	—	(2,438,224)	(641,266)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,136,302	$1,908,999

Select Class
Proceeds from shares issued	$4,346	$8,612	$675,086	$883,261
Distributions reinvested	—	—	17,378	87,369
Cost of shares redeemed	(111,621)	(163,720)	(2,253,026)	(489,380)

Change in net assets resulting from Select Class capital transactions	$(107,275)	$(155,108)	$(1,560,562)	$481,250

Total change in net assets resulting from capital transactions	$(107,540)	$(161,126)	$(669,313)	$3,369,281

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	316	56	24,694	38,204
Reinvested	—	—	1,244	2,177
Redeemed	(284)	(468)	(36,328)	(16,986)
Conversion from Class B Shares	—	8	—	—

Change in Class A Shares	32	(404)	(10,390)	23,395

Class B (a)
Redeemed	—	(14)	—	—
Conversion to Class A Shares	—	(8)	—	—

Change in Class B Shares	—	(22)	—	—

Class C
Issued	194	56	6,724	11,531
Reinvested	—	—	273	414
Redeemed	(258)	(245)	(5,029)	(2,215)

Change in Class C Shares	(64)	(189)	1,968	9,730

Institutional Class
Issued	—	—	120,136	81,240
Reinvested	—	—	5,004	4,545
Redeemed	—	—	(88,948)	(21,282)

Change in Institutional Class Shares	—	—	36,192	64,503

Select Class
Issued	416	848	24,052	29,705
Reinvested	—	—	626	2,972
Redeemed	(10,669)	(16,074)	(78,871)	(16,492)

Change in Select Class Shares	(10,253)	(15,226)	(54,193)	16,185

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2016	$15.74	$(0.08)		$(0.71)	$(0.79)	$—	$(0.53)	$(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(h)	0.24	0.21	—	—	—

Class C
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(h)	0.23	0.16	—	—	—

Class R5
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(h)	0.24	0.25	—	—	—

Class R6
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (i) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(h)	0.26	0.24	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$14.42	(5.07)%	$1,643,136	1.25%	(0.55)%		1.35%	46%
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86

12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86

14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86

15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2016	$47.12	$(0.01)		$(2.02)	$(2.03)	$(0.03)	$(2.11)	$(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(h)	(0.34)	(0.24)	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(g)	7.29	7.22	— (i)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)

Class R2
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(h)	(0.33)	(0.14)	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.95	(4.17)%	$335,424	1.25%	(0.03)%		1.43%	39%
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55

41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55

42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2016	$27.71	$(0.15)		$(2.67)	$(2.82)	$(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(i)	(1.72)	(1.77)	(2.01)

Class C
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(i)	(1.57)	(1.70)	(2.01)

Class R2
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(i)	(1.82)	(1.89)	(2.01)

Class R5
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(i)	1.40	1.44	(2.01)

Class R6
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(i)	(1.83)	(1.81)	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$23.43	(10.29)%	$949,148	1.24%	(0.59)%		1.40%	56%
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70

19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70

25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70

26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2016	$36.98	$0.19		$0.33	$0.52	$(0.14)	$(1.95)	$(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(e)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20		1.00	1.20	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07		0.98	1.05	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14		0.97	1.11	(0.20)	—	(0.20)

Institutional Class
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32		1.01	1.33	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26		1.01	1.27	(0.23)	—	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$35.41	1.85%	$2,302,567	1.24%	0.54%		1.41%	20%
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(e)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30

34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30

34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30

36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30

35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2016	$9.87	$(0.10)		$0.13	$0.03	$9.90
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)	9.87
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12	9.91
Year Ended June 30, 2013	9.69	(0.11	)(f)	0.21	0.10	9.79
Year Ended June 30, 2012	9.81	(0.14)		0.02	(0.12)	9.69

Class C
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)	9.29
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)	9.31
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07	9.40
Year Ended June 30, 2013	9.30	(0.17	)(f)	0.20	0.03	9.33
Year Ended June 30, 2012	9.48	(0.20)		0.02	(0.18)	9.30

Select Class
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06	10.13
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)	10.07
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15	10.09
Year Ended June 30, 2013	9.82	(0.09	)(f)	0.21	0.12	9.94
Year Ended June 30, 2012	9.91	(0.12)		0.03	(0.09)	9.82

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for the year ended June 30, 2012; for Class C are 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for the year ended June 30, 2012; for Select Class are 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for the year ended June 30, 2012, respectively.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (e)	Portfolio turnover rate (including short sales) (e)

0.30%	$6,608	2.52%	(0.97)%		2.94%	111%	258%
(0.40)	6,273	2.68	(1.14)		3.15	74	204
1.23	10,301	2.78	(1.36)		3.20	106	227
1.03	14,101	3.04	(1.13	)(f)	3.44	94	251
(1.22)	19,759	2.86	(1.42)		3.32	151	316

(0.21)	6,147	3.02	(1.47)		3.45	111	258
(0.96)	6,760	3.18	(1.62)		3.65	74	204
0.75	8,602	3.28	(1.85)		3.70	106	227
0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
(1.90)	15,677	3.61	(2.17)		3.82	151	316

0.60	175,348	2.28	(0.74)		2.55	111	258
(0.20)	277,647	2.43	(0.89)		2.84	74	204
1.51	431,890	2.52	(1.07)		2.94	106	227
1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
(0.91)	476,803	2.61	(1.17)		3.07	151	316

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2016	$29.84	$0.27	$(0.99)	$(0.72)	$(0.17)	$(0.29)	$(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	0.84	1.09	(0.20)	—	(0.20)

Class C
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	0.84	1.00	(0.10)	—	(0.10)

Institutional Class
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	0.83	1.18	(0.30)	—	(0.30)

Select Class
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	0.83	1.13	(0.25)	—	(0.25)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$28.66	(2.34)%	$2,045,698	1.24%	0.98%	1.43%	26%
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49

28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49

28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49

28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,916,380	$—	$—	$5,916,380

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,355,086	$—	$—	$2,355,086

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,843,376	$—	$—	$2,843,376

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,499,319	$—	$—	$15,499,319

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$199,055	$—	$—	$199,055

Total Liabilities for Securities Sold Short (a)	$(175,044)	$—	$—	$(175,044)

Depreciation in Other Financial Instruments
Futures Contracts	$(30)	$—	$—	$(30)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,140,149	$—	$—	$10,140,149

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2016, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,476
Ending Notional Balance Short	1,821

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class	Total
Growth Advantage Fund
Transfer agency fees	$108	$43	n/a	$4	$20	n/a	$41	$216
Sub-transfer agency fees	1,315	417	n/a	63	—	n/a	925	2,720
Mid Cap Equity Fund
Transfer agency fees	13	3	$1	1	9	n/a	25	52
Sub-transfer agency fees	415	48	2	2	—	n/a	2,339	2,806
Mid Cap Growth Fund
Transfer agency fees	347	16	6	5	29	n/a	35	438
Sub-transfer agency fees	970	109	43	184	—	n/a	1,393	2,699
Mid Cap Value Fund
Transfer agency fees	159	27	9	n/a	n/a	$827	33	1,055
Sub-transfer agency fees	3,547	390	156	n/a	n/a	7,934	2,344	14,371
Multi-Cap Market Neutral Fund
Transfer agency fees	4	1	n/a	n/a	n/a	n/a	3	8
Sub-transfer agency fees	8	10	n/a	n/a	n/a	n/a	18	36
Value Advantage Fund
Transfer agency fees	108	52	n/a	n/a	n/a	78	34	272
Sub-transfer agency fees	3,716	648	n/a	n/a	n/a	1,958	752	7,074

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Growth Advantage Fund	$(21,078)	$22,329	$(1,251)
Mid Cap Equity Fund	(1)	1,117	(1,116)
Mid Cap Growth Fund	186,073	14,831	(200,904)
Mid Cap Value Fund	—	(1,183)	1,183
Multi-Cap Market Neutral	(18,155)	2,181	15,974
Value Advantage Fund	—	(950)	950

The reclassification for the Funds relate primarily to net operating losses, redesignation of distributions, investments in partnerships, investments in real estate investment trusts, adjustments to gain/loss due to redemptions in-kind, wash sale reversal disallowed and expiration of capital loss carryforward.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund*	0.80
Value Advantage Fund	0.65

*	Prior to September 1, 2015, the investment advisory fee for Multi-Cap Market Neutral Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	n/a
Value Advantage Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$1,292	$9
Mid Cap Equity Fund	372	—
Mid Cap Growth Fund	205	2
Mid Cap Value Fund	39	—	(a)
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	545	5

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%		1.75%		n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Equity Fund	1.25		1.75		1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24		1.74		1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24		1.75		1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.25	*	1.75	*	n/a	n/a	n/a	n/a	0.99	*
Value Advantage Fund	1.25		1.75		n/a	n/a	n/a	0.75	1.00

*	Prior to September 1, 2015, the contractual expense limitation for Multi-Cap Market Neutral Fund was 1.50%, 2.00% and 1.25% for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$2,068	$2,068	$1
Mid Cap Equity Fund	248	166	3,574	3,988	529
Mid Cap Growth Fund	420	275	3,607	4,302	98
Mid Cap Value Fund	6,459	4,307	13,122	23,888	1,397
Multi-Cap Market Neutral Fund	427	201	20	648	—	(a)
Value Advantage Fund	3,207	2,140	7,827	13,174	336

(a)	Amount rounds to less than $500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 was as follows (amounts in thousands):

Growth Advantage Fund	$290
Mid Cap Equity Fund	171
Mid Cap Growth Fund	181
Mid Cap Value Fund	779
Multi-Cap Market Neutral Fund	46
Value Advantage Fund	882

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Mid Cap Equity Fund, Mid Cap Growth Fund, and Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	1
Mid Cap Growth Fund	1
Mid Cap Value Fund	4
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	6

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$3,723,736	$2,627,585	$—	$—
Mid Cap Equity Fund	1,080,672	1,722,916	—	—
Mid Cap Growth Fund	2,283,074	1,590,427	—	—
Mid Cap Value Fund	2,951,413	3,478,583	—	—
Multi-Cap Market Neutral Fund	246,302	301,225	276,056	324,536
Value Advantage Fund	2,970,727	2,685,629	—	—

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,729,668	$1,384,128	$197,416	$1,186,712
Mid Cap Equity Fund	1,858,089	581,116	84,119	496,997
Mid Cap Growth Fund	2,563,876	446,670	167,170	279,500
Mid Cap Value Fund	10,981,624	5,023,258	505,563	4,517,695
Multi-Cap Market Neutral	189,091	18,734	8,770	9,964
Value Advantage Fund	8,780,411	1,857,084	497,346	1,359,738

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$214,315	$214,315
Mid Cap Equity Fund	27,480	130,086	157,566
Mid Cap Growth Fund	6,084	141,429	147,513
Mid Cap Value Fund	128,760	794,705	923,465
Value Advantage Fund	146,612	69,884	216,496

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$27,729	$127,462	$155,191
Mid Cap Equity Fund	39,516	103,413	142,929
Mid Cap Growth Fund	27,727	190,498	218,225
Mid Cap Value Fund	255,048	1,021,777	1,276,825
Value Advantage Fund	166,645	160,536	327,181

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$—	$—	$1,186,712
Mid Cap Equity Fund	3,406	56,447	—	496,997
Mid Cap Growth Fund	—	717	—	279,500
Mid Cap Value Fund	59,424	835,601	(14,734)	4,517,695
Multi-Cap Market Neutral Fund	—	—	(2,351)	6,620
Value Advantage Fund	73,745	—	(49,224)	1,359,738

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, loss deferrals on unsettled short sales and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$14,734	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2016, the following Funds utilized net capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Mid Cap Value Fund	$7,367

As of June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$2,351	$—
Value Advantage Fund	36,131	13,093

During the year ended June 30, 2016, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$16,098

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Net Capital Losses
		Short-Term	Long-Term
Growth Advantage Fund	$8,369	$172,276	$(13,295)
Mid Cap Growth Fund	4,122	77,964	(64,289)
Mid Cap Value Fund	—	4,171	—
Multi-Cap Market Neutral Fund	549	—	—
Value Advantage Fund	—	139,552	(3,230)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Redemptions in-Kind

During the year ended June 30, 2016, certain Select Class shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Select Class	$602,118	*	$203,177	Redemptions in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	39.0%
Mid Cap Equity Fund	n/a	50.7
Multi-Cap Market Neutral Fund	88.4%	n/a
Value Advantage Fund	n/a	22.1

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Mid Cap Equity Fund	4	14.7%
Mid Cap Value Fund	3	19.3
Value Advantage Fund	4	16.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2016, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, INC (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$960.10	$6.09	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	958.40	8.52	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	962.10	4.44	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91
Class R6
Actual	1,000.00	962.80	3.71	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Select Class
Actual	1,000.00	960.90	5.31	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,015.10	6.21	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,012.80	8.71	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,014.20	7.46	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,017.60	$3.96	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,017.80	3.71	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,017.10	4.51	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Mid Cap Growth Fund
Class A
Actual	1,000.00	964.60	6.01	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	962.60	8.44	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class R2
Actual	1,000.00	963.60	6.79	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	966.70	3.81	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R6
Actual	1,000.00	967.20	3.57	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Select Class
Actual	1,000.00	966.10	4.50	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,062.70	6.31	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	1,060.20	8.91	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,061.60	7.64	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,065.40	3.80	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,063.90	5.03	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	970.60	11.81	2.41
Hypothetical	1,000.00	1,012.88	12.06	2.41
Class C
Actual	1,000.00	967.70	14.19	2.90
Hypothetical	1,000.00	1,010.44	14.50	2.90
Select Class
Actual	1,000.00	972.20	10.30	2.10
Hypothetical	1,000.00	1,014.42	10.52	2.10

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio

Value Advantage Fund
Class A
Actual	$1,000.00	$1,030.70	$6.31	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,028.20	8.82	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Institutional Class
Actual	1,000.00	1,033.40	3.79	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	1,031.90	5.05	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Growth Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$214,315
Mid Cap Equity Fund	130,086
Mid Cap Growth Fund	141,429
Mid Cap Value Fund	794,705
Value Advantage Fund	69,884

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$27,480
Mid Cap Growth Fund	6,084
Mid Cap Value Fund	128,760
Value Advantage Fund	146,612

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡    Social Security number and account balances

¡    transaction history and account transactions

¡    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-MC-616

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2016

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.9% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a positive return for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices. For the twelve months ended June 30, 2016, the S&P 500 returned 3.99% and the Russell 1000 Index returned 2.93%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(3.94)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$8,221,578

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Benchmark for the twelve months ended June 30, 2016. The Fund’s security selection in the industrial cyclical sector and pharmaceutical/medical technology sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Biogen Inc., Dish Network Corp. and Valeant Pharmaceuticals International Inc. Shares of Biogen, a drug maker, declined on investor concerns about both changes in management and the company’s weak pipeline of new drug candidates. Shares of Dish Network, a satellite television network operator not held in the Benchmark, fell on weakness in subscriptions and consumer trends toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices.

Leading individual contributors to relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in Bristol-Myers Squibb Co. and Yum Brands Inc. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Bristol-Myers, a drug maker, rose on revenue growth and strong demand for its cancer immunotherapy drug, Opdivo. Shares of Yum Brands, an owner and franchiser of fast food restaurants, rose after the company unveiled plans to spin off its China unit and raised its full-year 2016 earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Apple, Inc.	2.8
3.	Alphabet, Inc., Class A	2.6
4.	PepsiCo, Inc.	2.0
5.	Facebook, Inc., Class A	1.7
6.	Bristol-Myers Squibb Co.	1.6
7.	Pfizer, Inc.	1.6
8.	Amazon.com, Inc.	1.5
9.	Lowe’s Cos., Inc.	1.5
10.	AT&T, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Health Care	15.0
Financials	14.7
Consumer Discretionary	12.5
Consumer Staples	9.6
Industrials	9.4
Energy	7.2
Utilities	3.5
Materials	3.0
Telecommunication Services	2.3
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(9.33)%	9.81%	6.56%
Without Sales Charge		(4.30)	11.00	7.14
CLASS R6 SHARES	March 24, 2003	(3.83)	11.57	7.69
INSTITUTIONAL CLASS SHARES	January 3, 1997	(3.94)	11.45	7.58
SELECT CLASS SHARES	September 10, 2001	(4.08)	11.28	7.41

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.54)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands)	$329,407

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the health care sector and its security selection in the financial services sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Gilead Sciences Inc. and Charles Schwab Corp. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Charles Schwab, a financial services company, fell along with other financial sector companies on investor concerns about the impact of the U.K.’s “Brexit” vote.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc. and Facebook Inc. and its underweight position in Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	6.6%
2.	Amazon.com, Inc.	6.5
3.	Alphabet, Inc., Class A	6.1
4.	MasterCard, Inc., Class A	5.0
5.	Home Depot, Inc. (The)	4.8
6.	Ulta Salon Cosmetics & Fragrance, Inc.	4.0
7.	Gilead Sciences, Inc.	3.8
8.	Broadcom Ltd., (Singapore)	3.4
9.	Charles Schwab Corp. (The)	3.3
10.	ARM Holdings plc, (United Kingdom), ADR	3.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.9%
Consumer Discretionary	25.9
Health Care	14.1
Financials	9.0
Industrials	7.1
Materials	3.0
Energy	2.2
Consumer Staples	1.2
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge*		(8.80)%	8.67%	5.36%
Without Sales Charge		(3.77)	9.86	6.02
CLASS C SHARES	November 30, 2007
With CDSC**		(5.24)	9.31	5.49
Without CDSC		(4.24)	9.31	5.49
CLASS R5 SHARES	November 30, 2007	(3.33)	10.36	6.50
SELECT CLASS SHARES	November 30, 2007	(3.54)	10.14	6.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.37)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$139,489

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care sector and its security selection and overweight position in the financial services sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Regeneron Inc. and Kohl’s Corp. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Facebook Inc. and Alphabet Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Facebook, a provider of social media, rose on continued growth in advertising revenue. Shares of Alphabet, parent company of Google, rose on continued strength in advertising and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.8%
2.	Facebook, Inc., Class A	5.7
3.	MasterCard, Inc., Class A	4.8
4.	Alphabet, Inc., Class C	4.7
5.	Loews Corp.	4.6
6.	American International Group, Inc.	4.6
7.	Gilead Sciences, Inc.	3.8
8.	Wells Fargo & Co.	3.7
9.	Capital One Financial Corp.	3.7
10.	Priceline Group, Inc. (The)	3.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.0%
Financials	22.0
Consumer Discretionary	21.8
Health Care	14.0
Energy	5.6
Industrials	5.4
Materials	4.4
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		(6.76)%	7.42%	9.83%
Without Sales Charge		(1.60)	9.36	11.03
CLASS C SHARES	July 29, 2011
With CDSC**		(3.10)	8.83	10.48
Without CDSC		(2.10)	8.83	10.48
SELECT CLASS SHARES	July 29, 2011	(1.37)	9.64	11.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 06/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Multi-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.75%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$12,066,321

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the consumer staples sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its overweight position in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in Altria Group Inc., Airgas Inc. and Home Depot Inc. Shares of Altria, a tobacco company, rose on continued growth in electronic cigarette sales. Shares of Airgas, a provider of industrial gases, rose on news of a takeover offer by Air Liquide SA. Shares of Home Depot, a home improvement retailer, rose on continued revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight position in Apple Inc. and Tiffany & Co. and its underweight position in General Electric Co. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Tiffany, a luxury jeweler, fell after reporting a sharp drop in sales. Shares of General Electric, an industrial manufacturer not held by the Fund, rose on overall strength in the industrials sector stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Exxon Mobil Corp.	2.9
3.	Johnson & Johnson	2.7
4.	Altria Group, Inc.	2.3
5.	Pfizer, Inc.	2.1
6.	Occidental Petroleum Corp.	2.1
7.	Chevron Corp.	2.0
8.	Travelers Cos., Inc. (The)	2.0
9.	BlackRock, Inc.	1.9
10.	Merck & Co., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	12.0
Consumer Staples	9.4
Energy	9.4
Information Technology	9.3
Industrials	9.1
Consumer Discretionary	8.4
Utilities	5.5
Materials	3.4
Telecommunication Services	1.7
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(1.01)%	10.44%	7.15%
Without Sales Charge		4.45	11.64	7.73
CLASS C SHARES	November 4, 1997
With CDSC**		3.01	11.09	7.18
Without CDSC		4.01	11.09	7.18
CLASS R2 SHARES	February 28, 2011	4.20	11.37	7.53
CLASS R5 SHARES	February 28, 2011	4.96	12.15	8.14
CLASS R6 SHARES	January 31, 2012	4.98	12.19	8.16
SELECT CLASS SHARES	July 2, 1987	4.75	11.92	8.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.04%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$487,820

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer staples and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc. and Invesco Ltd. and its underweight position in AT&T Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Invesco, an investment management company, fell on investor concerns about the impact of the U.K.’s “Brexit” vote. Shares of AT&T, a telecommunications provider not held by the Fund, rose amid investor demand for stocks with relatively high dividends and on news of and end to a strike by the Communications Workers of America.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molson Coors Brewing Co., Verizon Communications Inc. and Altria Group Inc. Shares of Molson Coors, a brewing company, rose on investor expectations that it would acquire control of valuable joint venture MillerCoors following the proposed acquisition of SABMiller by Anheuser Bush InBev. Shares of Verizon, a telecommunications provider, rose after earnings were hurt less than expected by a union strike. Shares of Altria, a tobacco company, rose on continued growth in electronic cigarette sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	2.8%
2.	Exxon Mobil Corp.	2.7
3.	Bank of America Corp.	2.7
4.	Wells Fargo & Co.	2.5
5.	Chevron Corp.	2.5
6.	Occidental Petroleum Corp.	2.1
7.	General Electric Co.	2.1
8.	Berkshire Hathaway, Inc., Class B	2.1
9.	Apple, Inc.	2.1
10.	Bristol-Myers Squibb Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.9%
Health Care	12.8
Information Technology	11.8
Energy	10.7
Industrials	9.6
Consumer Discretionary	8.9
Consumer Staples	6.7
Utilities	5.5
Telecommunication Services	2.6
Materials	0.9
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		(4.26)%	10.56%	5.80%
Without Sales Charge		1.04	11.76	6.38
CLASS C SHARES	January 2, 1998
With CDSC**		(0.46)	11.20	5.84
Without CDSC		0.54	11.20	5.84
CLASS R2 SHARES	November 2, 2015	0.86	11.72	6.36
CLASS R5 SHARES	November 2, 2015	1.41	12.07	6.68
CLASS R6 SHARES	November 2, 2015	1.46	12.08	6.69
SELECT CLASS SHARES	January 25, 1996	1.28	12.04	6.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.01%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$240,203

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016.

The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund provided a downside buffer throughout the particularly volatile market environment, exhibiting markedly less volatility than the Benchmark while capturing 57% of the market rebound from its trough in the first quarter of 2016.

The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Time Warner Inc. and 21st Century Fox Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of Time Warner and 21st Century Fox, both media and entertainment companies, fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers.

Leading individual contributors to relative performance included the Fund’s underweight positions in Walt Disney Co. and its overweight positions in Accenture PLC and Chubb Ltd. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Accenture, a technology consulting and outsourcing company, rose after the company reported revenue growth and increased demand. Shares of Chubb, a property insurer, rose after the company reported better than expected quarterly results and increased its quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.9%
2.	Microsoft Corp.	2.9
3.	Wells Fargo & Co.	1.8
4.	Facebook, Inc., Class A	1.7
5.	Exxon Mobil Corp.	1.7
6.	Amazon.com, Inc.	1.6
7.	Pfizer, Inc.	1.6
8.	PepsiCo, Inc.	1.5
9.	Bristol-Myers Squibb Co.	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.7%
Financials	15.2
Health Care	15.1
Consumer Discretionary	13.2
Consumer Staples	9.7
Industrials	9.6
Energy	7.3
Utilities	3.5
Materials	2.8
Telecommunication Services	1.9
Put Option	1.5
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		(5.47)%	2.20%
Without Sales Charge		(0.25)	4.39
CLASS C SHARES	December 13, 2013
With CDSC**		(1.76)	3.85
Without CDSC		(0.76)	3.85
CLASS R5 SHARES	December 13, 2013	0.19	4.85
CLASS R6 SHARES	December 13, 2013	0.25	4.90
SELECT CLASS SHARES	December 13, 2013	0.01	4.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 06/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(6.29)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands	$13,704,136

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the health care sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Ltd., Regeneron Inc. and Vertex Pharmaceuticals Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Vertex Pharmaceuticals, a drug maker, fell after the company posted lower than expected earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Facebook Inc. and Amazon.com Inc. and its underweight position in Apple Inc. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.8%
2.	Amazon.com, Inc.	5.0
3.	Home Depot, Inc. (The)	5.0
4.	Facebook, Inc., Class A	4.8
5.	Visa, Inc., Class A	3.8
6.	Comcast Corp., Class A	3.2
7.	MasterCard, Inc., Class A	3.1
8.	Apple, Inc.	2.3
9.	Honeywell International, Inc.	2.3
10.	Reynolds American, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.0%
Consumer Discretionary	21.6
Health Care	14.3
Consumer Staples	8.2
Industrials	7.6
Materials	5.7
Financials	2.4
Energy	0.4
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		(11.36)%	8.30%	7.62%
Without Sales Charge		(6.45)	9.48	8.21
CLASS C SHARES	November 4, 1997
With CDSC**		(7.90)	8.94	7.65
Without CDSC		(6.90)	8.94	7.65
CLASS R2 SHARES	November 3, 2008	(6.69)	9.21	7.94
CLASS R5 SHARES	April 14, 2009	(6.10)	9.89	8.58
CLASS R6 SHARES	November 30, 2010	(6.00)	9.97	8.62
SELECT CLASS SHARES	February 28, 1992	(6.29)	9.67	8.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.34)%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$709,946

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight positions in both the automotive and transportation sector and the banks and brokerages sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight position in the energy sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in MetLife Inc. and Harman International Industries Inc. and its underweight position in Toll Brothers Inc. Shares of MetLife, a life insurer, fell as continued low interest rates hurt its ability to earn a return on invested assets. Shares of Harman International, an automotive technology maker, fell after reporting lower than expected quarterly earnings and revenue. Shares of Toll Brothers, a home builder, rose on better than expected revenue on growth in U.S. home sales.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Chubb Ltd. and Aetna Inc. and its underweight position in Kinder Morgan Inc. Shares of Chubb, a property insurer, rose after the company reported better than expected earnings and increased its quarterly dividend. Shares of Aetna, a health insurer, rose on news of a potential merger with Humana Inc. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	4.2%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.8
4.	Aetna, Inc.	3.6
5.	General Motors Co.	3.3
6.	Carnival Corp.	3.2
7.	Delphi Automotive plc, (United Kingdom)	2.6
8.	Royal Caribbean Cruises Ltd.	2.5
9.	Bank of America Corp.	2.4
10.	Chevron Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.3%
Consumer Discretionary	22.0
Health Care	13.8
Energy	9.4
Information Technology	8.9
Industrials	4.8
Consumer Staples	2.9
Materials	2.4
Telecommunication Services	2.0
Utilities	1.0
Short-Term Investment	6.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
With Sales Charge*		(7.62)%	9.06%	5.04%
Without Sales Charge		(2.51)	10.23	5.61
CLASS C SHARES	March 22, 1999
With CDSC**		(3.98)	9.69	5.07
Without CDSC		(2.98)	9.69	5.07
CLASS R2 SHARES	November 3, 2008	(2.78)	9.96	5.32
CLASS R5 SHARES	May 15, 2006	(2.15)	10.65	6.03
CLASS R6 SHARES	November 30, 2010	(2.06)	10.69	6.05
SELECT CLASS SHARES	March 1, 1991	(2.34)	10.42	5.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(0.83)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$12,382,487

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the pharmaceutical and medical technology sector and its security selection and overweight position in the banks and brokers sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the semiconductors and hardware sector and the software and services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc. and 21st Century Fox Inc., and its underweight position in Johnson & Johnson. Shares of Valeant Pharmaceuticals, a drug maker, fell amid continuing investor concerns about its revenue accounting practices. Shares of 21st Century Fox, a media and entertainment company, fell amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Johnson & Johnson, a maker of consumer health products, rose on analysts’ expectations for continued revenue growth and profit margin expansion.

Leading individual contributors to relative performance included the Fund’s overweight positions in Broadcom Ltd., Chubb Ltd. and Lowe’s Cos. Shares of Broadcom, a semiconductor manufacturer, rose on better than expected earnings growth. Shares of Chubb, a property insurer, rose after the company reported better than expected quarterly results and increased its quarterly dividend. Shares of Lowe’s, a home improvement retail chain, rose on better than expected sales and an increase in the company’s quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the twelve months ended June 30, 2016 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Wells Fargo & Co.	2.5
3.	Lowe’s Cos., Inc.	2.2
4.	Apple, Inc.	2.1
5.	Amazon.com, Inc.	2.0
6.	Broadcom Ltd., (Singapore)	2.0
7.	Chubb Ltd., (Switzerland)	2.0
8.	Alphabet, Inc., Class C	1.9
9.	Pfizer, Inc.	1.9
10.	UnitedHealth Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.8%
Consumer Discretionary	15.8
Financials	15.5
Health Care	15.2
Industrials	9.6
Energy	7.3
Consumer Staples	7.0
Materials	3.0
Utilities	2.7
Telecommunication Services	2.0
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		(6.36)%	10.05%	7.56%
Without Sales Charge		(1.15)	11.24	8.15
CLASS C SHARES	September 10, 2001
With CDSC**		(2.66)	10.69	7.60
Without CDSC		(1.66)	10.69	7.60
CLASS R2 SHARES	November 3, 2008	(1.47)	10.95	7.94
CLASS R5 SHARES	May 15, 2006	(0.84)	11.64	8.59
CLASS R6 SHARES	November 30, 2010	(0.78)	11.73	8.63
INSTITUTIONAL CLASS SHARES	September 17, 1993	(0.83)	11.62	8.54
SELECT CLASS SHARES	September 10, 2001	(1.00)	11.45	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 12.6%
	Auto Components — 0.2%
98	Delphi Automotive plc, (United Kingdom)	6,122
64	Johnson Controls, Inc.	2,815
106	Magna International, Inc., (Canada)	3,704

		12,641

	Automobiles — 0.5%
1,213	Ford Motor Co.	15,249
964	General Motors Co.	27,275

		42,524

	Hotels, Restaurants & Leisure — 1.8%
191	Carnival Corp.	8,424
675	Royal Caribbean Cruises Ltd.	45,293
812	Starbucks Corp.	46,376
534	Yum! Brands, Inc.	44,254

		144,347

	Household Durables — 0.3%
261	D.R. Horton, Inc.	8,219
189	Harman International Industries, Inc.	13,567
198	PulteGroup, Inc.	3,865
60	Toll Brothers, Inc. (a)	1,620

		27,271

	Internet & Catalog Retail — 1.6%
178	Amazon.com, Inc. (a)	127,166

	Media — 3.8%
178	Charter Communications, Inc., Class A (a)	40,721
870	Comcast Corp., Class A	56,728
706	DISH Network Corp., Class A (a)	37,010
3,924	Sirius XM Holdings, Inc. (a)	15,500
1,027	Time Warner, Inc.	75,518
3,345	Twenty-First Century Fox, Inc., Class A	90,493

		315,970

	Multiline Retail — 0.5%
361	Dollar General Corp.	33,896
111	Target Corp.	7,750

		41,646

	Specialty Retail — 3.7%
1,104	Best Buy Co., Inc.	33,779
439	Home Depot, Inc. (The)	56,018
1,545	Lowe’s Cos., Inc.	122,326
175	O’Reilly Automotive, Inc. (a)	47,497
609	TJX Cos., Inc. (The)	47,056

		306,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
236	V.F. Corp.	14,487

	Total Consumer Discretionary	1,032,728

	Consumer Staples — 9.7%
	Beverages — 4.2%
736	Coca-Cola Co. (The)	33,372
388	Constellation Brands, Inc., Class A	64,175
855	Molson Coors Brewing Co., Class B	86,436
1,531	PepsiCo, Inc.	162,141

		346,124

	Food & Staples Retailing — 1.6%
296	Costco Wholesale Corp.	46,453
1,623	Kroger Co. (The)	59,725
316	Walgreens Boots Alliance, Inc.	26,288

		132,466

	Food Products — 1.0%
168	Hershey Co. (The)	19,066
1,391	Mondelez International, Inc., Class A	63,309

		82,375

	Household Products — 1.8%
604	Kimberly-Clark Corp.	83,066
728	Procter & Gamble Co. (The)	61,614

		144,680

	Tobacco — 1.1%
323	Altria Group, Inc.	22,260
693	Philip Morris International, Inc.	70,482

		92,742

	Total Consumer Staples	798,387

	Energy — 7.3%
	Energy Equipment & Services — 0.5%
512	Halliburton Co.	23,197
263	Schlumberger Ltd.	20,814

		44,011

	Oil, Gas & Consumable Fuels — 6.8%
516	Cabot Oil & Gas Corp.	13,287
949	Chevron Corp.	99,442
67	Concho Resources, Inc. (a)	8,003
320	ConocoPhillips	13,952
366	Diamondback Energy, Inc.	33,401
518	EOG Resources, Inc.	43,228
529	EQT Corp.	40,976
1,176	Exxon Mobil Corp.	110,201
173	Kinder Morgan, Inc.	3,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
211	Marathon Petroleum Corp.	7,994
977	Occidental Petroleum Corp.	73,837
352	Pioneer Natural Resources Co.	53,211
430	Plains GP Holdings LP, Class A	4,486
40	Tesoro Corp.	2,959
330	TransCanada Corp., (Canada)	14,927
635	Valero Energy Corp.	32,406

		555,547

	Total Energy	599,558

	Financials — 14.8%
	Banks — 4.4%
6,783	Bank of America Corp.	90,009
2,342	Citigroup, Inc.	99,282
1,124	Citizens Financial Group, Inc.	22,459
1,371	KeyCorp	15,148
392	Regions Financial Corp.	3,332
2,341	Wells Fargo & Co.	110,800
934	Zions Bancorporation	23,469

		364,499

	Capital Markets — 2.9%
51	Ameriprise Financial, Inc.	4,618
487	Bank of New York Mellon Corp. (The)	18,936
135	BlackRock, Inc.	46,070
1,439	Charles Schwab Corp. (The)	36,429
186	Goldman Sachs Group, Inc. (The)	27,606
509	Invesco Ltd.	12,987
2,492	Morgan Stanley	64,732
241	State Street Corp.	13,016
381	TD Ameritrade Holding Corp.	10,849

		235,243

	Consumer Finance — 0.9%
443	Ally Financial, Inc. (a)	7,563
27	American Express Co.	1,634
393	Capital One Financial Corp.	24,985
355	Discover Financial Services	19,014
798	Synchrony Financial (a)	20,166

		73,362

	Diversified Financial Services — 1.7%
650	Berkshire Hathaway, Inc., Class B (a)	94,056
137	Intercontinental Exchange, Inc.	35,041
15	S&P Global, Inc.	1,620
496	Voya Financial, Inc.	12,273

		142,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.4%
540	American International Group, Inc.	28,539
804	Arthur J. Gallagher & Co.	38,275
380	Chubb Ltd., (Switzerland)	49,696
52	Everest Re Group Ltd., (Bermuda)	9,481
1,720	MetLife, Inc.	68,496
48	Prudential Financial, Inc.	3,431
96	XL Group plc, (Ireland)	3,208

		201,126

	Real Estate Investment Trusts (REITs) — 2.5%
35	American Tower Corp.	4,022
37	Apartment Investment & Management Co., Class A	1,630
370	AvalonBay Communities, Inc.	66,744
32	Boston Properties, Inc.	4,168
237	DiamondRock Hospitality Co.	2,137
42	Equinix, Inc.	16,285
18	Essex Property Trust, Inc.	4,060
92	HCP, Inc.	3,259
728	Kimco Realty Corp.	22,857
41	Liberty Property Trust	1,632
19	Macerich Co. (The)	1,631
158	Prologis, Inc.	7,758
16	Public Storage	4,038
165	Simon Property Group, Inc.	35,723
97	SL Green Realty Corp.	10,338
522	STORE Capital Corp.	15,364

		201,646

	Total Financials	1,218,866

	Health Care — 15.2%
	Biotechnology — 3.2%
153	Alexion Pharmaceuticals, Inc. (a)	17,818
218	Biogen, Inc. (a)	52,813
743	Celgene Corp. (a)	73,243
1,154	Gilead Sciences, Inc.	96,283
228	Vertex Pharmaceuticals, Inc. (a)	19,570

		259,727

	Health Care Equipment & Supplies — 1.4%
1,250	Abbott Laboratories	49,145
1,998	Boston Scientific Corp. (a)	46,686
135	Stryker Corp.	16,213

		112,044

	Health Care Providers & Services — 3.5%
638	Aetna, Inc.	77,907
114	Anthem, Inc.	15,012

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
145	Cigna Corp.	18,558
176	Humana, Inc.	31,677
374	McKesson Corp.	69,826
526	UnitedHealth Group, Inc.	74,243

		287,223

	Life Sciences Tools & Services — 0.5%
109	Agilent Technologies, Inc.	4,822
121	Illumina, Inc. (a)	16,944
158	Thermo Fisher Scientific, Inc.	23,287

		45,053

	Pharmaceuticals — 6.6%
131	AbbVie, Inc.	8,098
237	Allergan plc (a)	54,699
1,775	Bristol-Myers Squibb Co.	130,544
1,239	Eli Lilly & Co.	97,587
709	Johnson & Johnson	86,026
513	Merck & Co., Inc.	29,560
162	Mylan N.V. (a)	6,987
3,665	Pfizer, Inc.	129,034

		542,535

	Total Health Care	1,246,582

	Industrials — 9.5%
	Aerospace & Defense — 3.1%
189	General Dynamics Corp.	26,344
987	Honeywell International, Inc.	114,773
163	L-3 Communications Holdings, Inc.	23,940
100	Northrop Grumman Corp.	22,206
164	Textron, Inc.	5,977
581	United Technologies Corp.	59,551

		252,791

	Air Freight & Logistics — 0.0% (g)
37	United Parcel Service, Inc., Class B	3,975

	Airlines — 0.7%
895	Delta Air Lines, Inc.	32,612
650	United Continental Holdings, Inc. (a)	26,676

		59,288

	Building Products — 0.7%
448	Allegion plc, (Ireland)	31,084
59	Lennox International, Inc.	8,342
464	Masco Corp.	14,347

		53,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.1%
150	Fluor Corp.	7,407

	Electrical Equipment — 0.6%
826	Eaton Corp. plc	49,307

	Industrial Conglomerates — 1.1%
355	Danaher Corp.	35,865
1,636	General Electric Co.	51,486

		87,351

	Machinery — 2.2%
140	Cummins, Inc.	15,685
39	Ingersoll-Rand plc	2,471
715	PACCAR, Inc.	37,108
245	Snap-on, Inc.	38,634
811	Stanley Black & Decker, Inc.	90,211

		184,109

	Road & Rail — 1.0%
123	Canadian Pacific Railway Ltd., (Canada)	15,828
781	Union Pacific Corp.	68,116

		83,944

	Total Industrials	781,945

	Information Technology — 20.8%
	Communications Equipment — 0.4%
1,085	Cisco Systems, Inc.	31,137

	Electronic Equipment, Instruments & Components — 1.1%
1,483	TE Connectivity Ltd., (Switzerland)	84,700

	Internet Software & Services — 4.8%
308	Alphabet, Inc., Class A (a)	216,546
53	Alphabet, Inc., Class C (a)	36,612
1,243	Facebook, Inc., Class A (a)	142,039

		395,197

	IT Services — 3.8%
978	Accenture plc, (Ireland), Class A	110,809
406	Cognizant Technology Solutions Corp., Class A (a)	23,217
770	Fidelity National Information Services, Inc.	56,748
34	Global Payments, Inc.	2,420
84	MasterCard, Inc., Class A	7,432
206	PayPal Holdings, Inc. (a)	7,528
508	Vantiv, Inc., Class A (a)	28,724
1,038	Visa, Inc., Class A	77,011

		313,889

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 3.4%
640	Broadcom Ltd., (Singapore)	99,456
1,021	Lam Research Corp.	85,792
303	NXP Semiconductors N.V., (Netherlands) (a)	23,706
24	Skyworks Solutions, Inc.	1,493
1,122	Texas Instruments, Inc.	70,306

		280,753

	Software — 3.9%
709	Adobe Systems, Inc. (a)	67,906
4,958	Microsoft Corp.	253,705

		321,611

	Technology Hardware, Storage & Peripherals — 3.4%
2,463	Apple, Inc.	235,482
1,755	HP, Inc.	22,025
468	Western Digital Corp.	22,123

		279,630

	Total Information Technology	1,706,917

	Materials — 3.0%
	Chemicals — 2.2%
752	Dow Chemical Co. (The)	37,367
884	E.I. du Pont de Nemours & Co.	57,264
876	Eastman Chemical Co.	59,487
947	Mosaic Co. (The)	24,779

		178,897

	Containers & Packaging — 0.8%
726	Crown Holdings, Inc. (a)	36,797
512	Sealed Air Corp.	23,532
188	WestRock Co.	7,323

		67,652

	Total Materials	246,549

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.1%
2,810	AT&T, Inc.	121,437
920	Verizon Communications, Inc.	51,384

		172,821

	Wireless Telecommunication Services — 0.2%
491	T-Mobile US, Inc. (a)	21,259

	Total Telecommunication Services	194,080

	Utilities — 3.5%
	Electric Utilities — 2.4%
396	Edison International	30,742
52	Entergy Corp.	4,214

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
181	Exelon Corp.	6,581
602	NextEra Energy, Inc.	78,501
26	PG&E Corp.	1,636
1,648	Xcel Energy, Inc.	73,811

		195,485

	Gas Utilities — 0.1%
201	UGI Corp.	9,113

	Multi-Utilities — 1.0%
1,001	CMS Energy Corp.	45,911
580	Public Service Enterprise Group, Inc.	27,043
110	Sempra Energy	12,542

		85,496

	Total Utilities	290,094

	Total Common Stocks (Cost $7,348,784)	8,115,706

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.2%
	U.S. Treasury Obligation — 0.1%
8,046	U.S. Treasury Bill, 0.484%, 03/30/17 (k) (n)	8,022

SHARES
	Investment Company — 2.1%
174,657	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	174,657

	Total Short-Term Investments (Cost $182,674)	182,679

	Total Investments — 100.9% (Cost $7,531,458)	8,298,385
	Liabilities in Excess of Other Assets — (0.9)%	(76,807)

	NET ASSETS — 100.0%	$8,221,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
981	E-mini S&P 500	09/16/16	USD	$102,524	$1,452

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 25.9%
	Hotels, Restaurants & Leisure — 4.8%
155	Las Vegas Sands Corp.	6,743
158	Starbucks Corp.	9,017

		15,760

	Internet & Catalog Retail — 10.8%
30	Amazon.com, Inc. (a)	21,354
60	Netflix, Inc. (a)	5,445
7	Priceline Group, Inc. (The) (a)	8,789

		35,588

	Specialty Retail — 10.3%
123	Home Depot, Inc. (The)	15,728
94	Ross Stores, Inc.	5,322
54	Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,041

		34,091

	Total Consumer Discretionary	85,439

	Consumer Staples — 1.2%
	Food & Staples Retailing — 1.2%
41	CVS Health Corp.	3,935

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
49	Pioneer Natural Resources Co.	7,345

	Financials — 9.1%
	Capital Markets — 3.3%
429	Charles Schwab Corp. (The)	10,847

	Diversified Financial Services — 2.5%
32	Intercontinental Exchange, Inc.	8,210

	Real Estate Investment Trusts (REITs) — 3.3%
28	Equinix, Inc.	10,769

	Total Financials	29,826

	Health Care — 14.1%
	Biotechnology — 11.0%
58	BioMarin Pharmaceutical, Inc. (a)	4,528
151	Gilead Sciences, Inc.	12,630
28	Regeneron Pharmaceuticals, Inc. (a)	9,944
107	Vertex Pharmaceuticals, Inc. (a)	9,170

		36,272

	Life Sciences Tools & Services — 3.1%
73	Illumina, Inc. (a)	10,195

	Total Health Care	46,467

	Industrials — 7.1%
	Aerospace & Defense — 2.5%
31	TransDigm Group, Inc. (a)	8,230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 2.2%
30	Acuity Brands, Inc.	7,339

	Road & Rail — 2.4%
86	Kansas City Southern	7,703

	Total Industrials	23,272

	Information Technology — 33.9%
	Internet Software & Services — 12.7%
29	Alphabet, Inc., Class A (a)	20,163
191	Facebook, Inc., Class A (a)	21,779

		41,942

	IT Services — 7.8%
189	MasterCard, Inc., Class A	16,668
245	PayPal Holdings, Inc. (a)	8,960

		25,628

	Semiconductors & Semiconductor Equipment — 6.6%
237	ARM Holdings plc, (United Kingdom), ADR	10,794
72	Broadcom Ltd., (Singapore)	11,142

		21,936

	Software — 6.8%
88	Adobe Systems, Inc. (a)	8,458
97	salesforce.com, Inc. (a)	7,693
92	ServiceNow, Inc. (a)	6,134

		22,285

	Total Information Technology	111,791

	Materials — 3.0%
	Chemicals — 3.0%
69	Air Products & Chemicals, Inc.	9,790

	Total Common Stocks (Cost $248,147)	317,865

Short-Term Investment — 3.6%
	Investment Company — 3.6%
11,878	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $11,878)	11,878

	Total Investments — 100.1% (Cost $260,025)	329,743
	Liabilities in Excess of Other Assets — (0.1)%	(336)

	NET ASSETS — 100.0%	$329,407

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 22.1%
	Distributors — 2.2%
30	Genuine Parts Co.	3,063

	Hotels, Restaurants & Leisure — 0.5%
12	Starbucks Corp.	704

	Internet & Catalog Retail — 9.2%
11	Amazon.com, Inc. (a)	8,165
4	Priceline Group, Inc. (The) (a)	4,700

		12,865

	Media — 2.4%
64	DISH Network Corp., Class A (a)	3,343

	Multiline Retail — 2.2%
79	Kohl’s Corp.	2,995

	Specialty Retail — 5.6%
75	Best Buy Co., Inc.	2,292
69	Gap, Inc. (The)	1,466
17	Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,098

		7,856

	Total Consumer Discretionary	30,826

	Energy — 5.7%
	Oil, Gas & Consumable Fuels — 5.7%
155	Kinder Morgan, Inc.	2,893
55	Marathon Petroleum Corp.	2,071
20	Pioneer Natural Resources Co.	3,011

	Total Energy	7,975

	Financials — 22.3%
	Banks — 3.8%
111	Wells Fargo & Co.	5,234

	Capital Markets — 1.7%
33	T. Rowe Price Group, Inc.	2,432

	Consumer Finance — 5.1%
114	Ally Financial, Inc. (a)	1,937
81	Capital One Financial Corp.	5,158

		7,095

	Insurance — 9.3%
122	American International Group, Inc.	6,434
160	Loews Corp.	6,567

		13,001

	Real Estate Investment Trusts (REITs) — 2.4%
129	Rayonier, Inc.	3,382

	Total Financials	31,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 14.1%
	Biotechnology — 9.5%
64	Gilead Sciences, Inc.	5,363
11	Regeneron Pharmaceuticals, Inc. (a)	3,915
46	Vertex Pharmaceuticals, Inc. (a)	3,922

		13,200

	Health Care Providers & Services — 2.5%
25	UnitedHealth Group, Inc.	3,517

	Life Sciences Tools & Services — 2.1%
21	Illumina, Inc. (a)	3,007

	Total Health Care	19,724

	Industrials — 5.5%
	Airlines — 2.5%
97	Delta Air Lines, Inc.	3,522

	Machinery — 1.7%
35	Dover Corp.	2,412

	Road & Rail — 1.3%
19	Kansas City Southern	1,744

	Total Industrials	7,678

	Information Technology — 22.4%
	Electronic Equipment, Instruments & Components — 1.4%
31	Arrow Electronics, Inc. (a)	1,920

	Internet Software & Services — 10.6%
10	Alphabet, Inc., Class C (a)	6,658
71	Facebook, Inc., Class A (a)	8,115

		14,773

	IT Services — 5.9%
77	MasterCard, Inc., Class A	6,817
39	PayPal Holdings, Inc. (a)	1,425

		8,242

	Semiconductors & Semiconductor Equipment — 1.8%
53	ARM Holdings plc, (United Kingdom), ADR	2,429

	Software — 2.7%
48	salesforce.com, Inc. (a)	3,812

	Total Information Technology	31,176

	Materials — 4.4%
	Construction Materials — 2.1%
15	Martin Marietta Materials, Inc.	2,889

	Containers & Packaging — 2.3%
85	WestRock Co.	3,287

	Total Materials	6,176

	Total Common Stocks (Cost $124,507)	134,699

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
6,771	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $6,771)	6,771

	Total Investments — 101.4% (Cost $131,278)	141,470
	Liabilities in Excess of Other Assets — (1.4)%	(1,981)

	NET ASSETS — 100.0%	$139,489

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 8.4%
	Distributors — 0.9%
1,098	Genuine Parts Co.	111,204

	Hotels, Restaurants & Leisure — 0.8%
406	Brinker International, Inc.	18,475
1,062	Wyndham Worldwide Corp.	75,642

		94,117

	Media — 2.4%
1,132	Cinemark Holdings, Inc.	41,258
1,702	Comcast Corp., Class A	110,974
1,887	Time Warner, Inc.	138,760

		290,992

	Specialty Retail — 3.3%
1,671	Best Buy Co., Inc.	51,120
1,362	Home Depot, Inc. (The)	173,960
1,535	L Brands, Inc.	103,058
1,219	Tiffany & Co.	73,947

		402,085

	Textiles, Apparel & Luxury Goods — 1.0%
1,889	V.F. Corp.	116,125

	Total Consumer Discretionary	1,014,523

	Consumer Staples — 9.4%
	Beverages — 2.7%
1,589	Coca-Cola Co. (The)	72,023
1,056	Dr. Pepper Snapple Group, Inc.	102,070
842	Molson Coors Brewing Co., Class B	85,199
670	PepsiCo, Inc.	70,935

		330,227

	Food Products — 1.3%
340	Kraft Heinz Co. (The)	30,121
2,733	Mondelez International, Inc., Class A	124,401

		154,522

	Household Products — 1.7%
1,007	Kimberly-Clark Corp.	138,438
824	Procter & Gamble Co. (The)	69,765

		208,203

	Tobacco — 3.7%
3,966	Altria Group, Inc.	273,466
1,007	Philip Morris International, Inc.	102,479
1,291	Reynolds American, Inc.	69,634

		445,579

	Total Consumer Staples	1,138,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.4%
	Energy Equipment & Services — 0.8%
1,148	Schlumberger Ltd.	90,745

	Oil, Gas & Consumable Fuels — 8.6%
2,308	Chevron Corp.	241,975
3,812	ConocoPhillips	166,217
3,674	Exxon Mobil Corp.	344,359
3,290	Occidental Petroleum Corp.	248,624
702	Valero Energy Corp.	35,781

		1,036,956

	Total Energy	1,127,701

	Financials — 27.3%
	Banks — 8.2%
3,249	BB&T Corp.	115,701
820	Cullen/Frost Bankers, Inc.	52,289
431	M&T Bank Corp.	50,991
2,642	PNC Financial Services Group, Inc. (The)	215,004
2,972	U.S. Bancorp	119,872
9,336	Wells Fargo & Co.	441,860

		995,717

	Capital Markets — 4.1%
447	Ameriprise Financial, Inc.	40,156
684	BlackRock, Inc.	234,429
1,513	Northern Trust Corp.	100,235
1,696	T. Rowe Price Group, Inc.	123,722

		498,542

	Consumer Finance — 1.1%
1,235	Capital One Financial Corp.	78,412
1,104	Discover Financial Services	59,189

		137,601

	Diversified Financial Services — 2.3%
2,211	CME Group, Inc.	215,353
563	S&P Global, Inc.	60,366

		275,719

	Insurance — 7.8%
1,286	Arthur J. Gallagher & Co.	61,201
794	Chubb Ltd., (Switzerland)	103,771
767	Cincinnati Financial Corp.	57,461
3,811	Hartford Financial Services Group, Inc. (The)	169,132
3,560	MetLife, Inc.	141,795
1,347	Progressive Corp. (The)	45,119
1,308	Prudential Financial, Inc.	93,303
2,003	Travelers Cos., Inc. (The)	238,398
549	Validus Holdings Ltd., (Bermuda)	26,678

		936,858

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 3.8%
451	Alexandria Real Estate Equities, Inc.	46,684
596	AvalonBay Communities, Inc.	107,472
576	Boston Properties, Inc.	75,981
1,843	HCP, Inc.	65,208
736	Simon Property Group, Inc.	159,539

		454,884

	Total Financials	3,299,321

	Health Care — 12.0%
	Biotechnology — 0.4%
528	Gilead Sciences, Inc.	44,012

	Health Care Equipment & Supplies — 2.2%
2,260	Abbott Laboratories	88,825
1,070	Becton, Dickinson and Co.	181,441

		270,266

	Pharmaceuticals — 9.4%
619	AbbVie, Inc.	38,333
2,092	Bristol-Myers Squibb Co.	153,876
1,759	Eli Lilly & Co.	138,524
2,663	Johnson & Johnson	323,069
3,958	Merck & Co., Inc.	228,016
7,203	Pfizer, Inc.	253,632

		1,135,450

	Total Health Care	1,449,728

	Industrials — 9.1%
	Aerospace & Defense — 2.7%
653	General Dynamics Corp.	90,950
1,549	Honeywell International, Inc.	180,170
534	United Technologies Corp.	54,798

		325,918

	Air Freight & Logistics — 0.6%
693	United Parcel Service, Inc., Class B	74,650

	Commercial Services & Supplies — 1.0%
2,389	Republic Services, Inc.	122,604

	Industrial Conglomerates — 1.2%
807	3M Co.	141,348

	Machinery — 2.4%
1,623	Illinois Tool Works, Inc.	169,016
761	PACCAR, Inc.	39,463
164	Snap-on, Inc.	25,809
505	Stanley Black & Decker, Inc.	56,173

		290,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.2%
824	Norfolk Southern Corp.	70,148
762	Union Pacific Corp.	66,506

		136,654

	Total Industrials	1,091,635

	Information Technology — 9.3%
	IT Services — 2.4%
669	Accenture plc, (Ireland), Class A	75,738
968	Automatic Data Processing, Inc.	88,884
1,741	Fidelity National Information Services, Inc.	128,287

		292,909

	Semiconductors & Semiconductor Equipment — 3.6%
1,858	Analog Devices, Inc.	105,259
1,275	KLA-Tencor Corp.	93,380
1,331	QUALCOMM, Inc.	71,310
2,569	Texas Instruments, Inc.	160,952

		430,901

	Software — 1.6%
3,859	Microsoft Corp.	197,489

	Technology Hardware, Storage & Peripherals — 1.7%
2,142	Apple, Inc.	204,747

	Total Information Technology	1,126,046

	Materials — 3.4%
	Chemicals — 3.2%
1,354	E.I. du Pont de Nemours & Co.	87,718
280	International Flavors & Fragrances, Inc.	35,352
953	PPG Industries, Inc.	99,231
903	Praxair, Inc.	101,540
1,139	RPM International, Inc.	56,897

		380,738

	Containers & Packaging — 0.2%
584	WestRock Co.	22,684

	Total Materials	403,422

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
3,691	Verizon Communications, Inc.	206,103

	Utilities — 5.5%
	Electric Utilities — 3.1%
1,891	Edison International	146,872
771	NextEra Energy, Inc.	100,572
2,801	Xcel Energy, Inc.	125,451

		372,895

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 2.4%
2,940	CMS Energy Corp.	134,823
204	DTE Energy Co.	20,218
2,927	NiSource, Inc.	77,613
485	Sempra Energy	55,290

		287,944

	Total Utilities	660,839

	Total Common Stocks (Cost $9,508,018)	11,517,849

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.4%
	Investment Company — 4.4%
533,390	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $533,390)	533,390

	Total Investments — 99.9% (Cost $10,041,408)	12,051,239
	Other Assets in Excess of Liabilities — 0.1%	15,082

	NET ASSETS — 100.0%	$12,066,321

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 8.9%
	Household Durables — 0.6%
44	Harman International Industries, Inc.	3,124

	Media — 2.2%
69	DISH Network Corp., Class A (a)	3,589
45	Time Warner, Inc.	3,317
40	Walt Disney Co. (The)	3,864

		10,770

	Specialty Retail — 5.3%
6	AutoZone, Inc. (a)	4,850
163	Best Buy Co., Inc.	5,000
55	Home Depot, Inc. (The)	7,074
72	L Brands, Inc.	4,833
63	Tiffany & Co.	3,833

		25,590

	Textiles, Apparel & Luxury Goods — 0.8%
62	V.F. Corp.	3,831

	Total Consumer Discretionary	43,315

	Consumer Staples — 6.7%
	Beverages — 3.4%
49	Dr. Pepper Snapple Group, Inc.	4,774
90	Molson Coors Brewing Co., Class B	9,122
24	PepsiCo, Inc.	2,532

		16,428

	Food & Staples Retailing — 1.0%
50	CVS Health Corp.	4,787

	Food Products — 0.6%
33	Kraft Heinz Co. (The)	2,911

	Household Products — 0.6%
23	Kimberly-Clark Corp.	3,203

	Tobacco — 1.1%
77	Altria Group, Inc.	5,310

	Total Consumer Staples	32,639

	Energy — 10.6%
	Energy Equipment & Services — 1.0%
64	Schlumberger Ltd.	5,022

	Oil, Gas & Consumable Fuels — 9.6%
114	Chevron Corp.	11,930
75	ConocoPhillips	3,290
35	EOG Resources, Inc.	2,936
138	Exxon Mobil Corp.	12,944
137	Occidental Petroleum Corp.	10,337

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
40	Phillips 66	3,158
47	Valero Energy Corp.	2,402

		46,997

	Total Energy	52,019

	Financials — 28.8%
	Banks — 11.9%
972	Bank of America Corp.	12,902
134	BB&T Corp.	4,772
135	Citigroup, Inc.	5,704
55	Cullen/Frost Bankers, Inc.	3,492
37	M&T Bank Corp.	4,339
58	PNC Financial Services Group, Inc. (The)	4,680
128	SunTrust Banks, Inc.	5,271
116	U.S. Bancorp	4,658
257	Wells Fargo & Co.	12,154

		57,972

	Capital Markets — 5.3%
22	Ameriprise Financial, Inc.	1,959
23	BlackRock, Inc.	7,844
115	Charles Schwab Corp. (The)	2,903
141	Invesco Ltd.	3,601
113	Morgan Stanley	2,928
88	T. Rowe Price Group, Inc.	6,385

		25,620

	Consumer Finance — 2.0%
41	American Express Co.	2,516
61	Capital One Financial Corp.	3,842
66	Discover Financial Services	3,553

		9,911

	Diversified Financial Services — 2.4%
70	Berkshire Hathaway, Inc., Class B (a)	10,150
7	Intercontinental Exchange, Inc.	1,792

		11,942

	Insurance — 3.9%
21	Chubb Ltd., (Switzerland)	2,754
169	Hartford Financial Services Group, Inc. (The)	7,513
52	Loews Corp.	2,116
76	MetLife, Inc.	3,019
49	Prudential Financial, Inc.	3,503

		18,905

	Real Estate Investment Trusts (REITs) — 3.3%
16	AvalonBay Communities, Inc.	2,940
42	General Growth Properties, Inc.	1,250

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
54	Macerich Co. (The)	4,611
41	Prologis, Inc.	2,006
12	Simon Property Group, Inc.	2,646
26	Vornado Realty Trust	2,623

		16,076

	Total Financials	140,426

	Health Care — 12.8%
	Biotechnology — 0.7%
42	Gilead Sciences, Inc.	3,479

	Health Care Equipment & Supplies — 0.9%
26	Becton, Dickinson and Co.	4,375

	Health Care Providers & Services — 3.0%
20	Aetna, Inc.	2,455
20	Humana, Inc.	3,634
27	McKesson Corp.	5,077
25	UnitedHealth Group, Inc.	3,459

		14,625

	Life Sciences Tools & Services — 0.3%
11	Illumina, Inc. (a)	1,600

	Pharmaceuticals — 7.9%
134	Bristol-Myers Squibb Co.	9,870
60	Eli Lilly & Co.	4,749
76	Johnson & Johnson	9,195
101	Merck & Co., Inc.	5,834
245	Pfizer, Inc.	8,619

		38,267

	Total Health Care	62,346

	Industrials — 9.6%
	Aerospace & Defense — 2.9%
80	Honeywell International, Inc.	9,329
45	United Technologies Corp.	4,635

		13,964

	Building Products — 0.6%
96	Masco Corp.	2,967

	Industrial Conglomerates — 3.6%
42	3M Co.	7,408
327	General Electric Co.	10,297

		17,705

	Machinery — 0.6%
61	PACCAR, Inc.	3,143

	Road & Rail — 0.7%
133	CSX Corp.	3,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.2%
13	W.W. Grainger, Inc.	2,977
19	Watsco, Inc.	2,631

		5,608

	Total Industrials	46,845

	Information Technology — 11.8%
	Communications Equipment — 0.6%
97	Cisco Systems, Inc.	2,786

	Electronic Equipment, Instruments & Components — 0.3%
29	TE Connectivity Ltd., (Switzerland)	1,667

	Internet Software & Services — 1.1%
7	Alphabet, Inc., Class C (a)	5,135

	IT Services — 1.1%
47	Fidelity National Information Services, Inc.	3,448
23	MasterCard, Inc., Class A	1,999

		5,447

	Semiconductors & Semiconductor Equipment — 3.3%
239	Applied Materials, Inc.	5,739
52	KLA-Tencor Corp.	3,838
50	QUALCOMM, Inc.	2,673
59	Texas Instruments, Inc.	3,665

		15,915

	Software — 2.8%
267	Microsoft Corp.	13,637

	Technology Hardware, Storage & Peripherals — 2.6%
106	Apple, Inc.	10,095
221	HP, Inc.	2,774

		12,869

	Total Information Technology	57,456

	Materials — 0.9%
	Chemicals — 0.9%
70	E.I. du Pont de Nemours & Co.	4,510

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.9%
172	Verizon Communications, Inc.	9,594

	Wireless Telecommunication Services — 0.6%
65	T-Mobile US, Inc. (a)	2,800

	Total Telecommunication Services	12,394

	Utilities — 5.5%
	Electric Utilities — 3.6%
79	Edison International	6,136
35	NextEra Energy, Inc.	4,525

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
90	PPL Corp.	3,394
74	Xcel Energy, Inc.	3,300

		17,355

	Multi-Utilities — 1.9%
120	CMS Energy Corp.	5,508
34	Sempra Energy	3,876

		9,384

	Total Utilities	26,739

	Total Common Stocks (Cost $348,744)	478,689

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.6%
	Investment Company — 1.6%
7,673	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $7,673)	7,673

	Total Investments — 99.7% (Cost $356,417)	486,362
	Other Assets in Excess of Liabilities — 0.3%	1,458

	NET ASSETS — 100.0%	$487,820

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 13.3%
	Auto Components — 0.2%
5	Delphi Automotive plc, (United Kingdom)	287
3	Johnson Controls, Inc.	136
2	Magna International, Inc., (Canada)	87

		510

	Automobiles — 0.3%
37	Ford Motor Co.	467
12	General Motors Co. (o)	334

		801

	Hotels, Restaurants & Leisure — 1.3%
14	Royal Caribbean Cruises Ltd.	939
24	Starbucks Corp. (o)	1,347
9	Yum! Brands, Inc.	745

		3,031

	Household Durables — 0.8%
16	D.R. Horton, Inc.	515
8	Harman International Industries, Inc.	568
1	Mohawk Industries, Inc. (a)	138
3	Newell Brands, Inc.	143
24	PulteGroup, Inc.	462
7	Toll Brothers, Inc. (a)	185

		2,011

	Internet & Catalog Retail — 1.6%
6	Amazon.com, Inc. (a)	3,962

	Media — 4.2%
6	CBS Corp. (Non-Voting), Class B (o)	300
5	Charter Communications, Inc., Class A (a)	1,200
45	Comcast Corp., Class A	2,918
11	DISH Network Corp., Class A (a)	569
60	Sirius XM Holdings, Inc. (a)	236
36	Time Warner, Inc. (o)	2,633
83	Twenty-First Century Fox, Inc., Class A (o)	2,234

		10,090

	Multiline Retail — 0.7%
13	Dollar General Corp.	1,185
5	Target Corp.	381

		1,566

	Specialty Retail — 3.6%
2	AutoNation, Inc. (a)	85
14	Best Buy Co., Inc.	435
22	Home Depot, Inc. (The)	2,863
33	Lowe’s Cos., Inc. (o)	2,599

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — continued
3		O’Reilly Automotive, Inc. (a)	679
2		Ross Stores, Inc.	129
1		Signet Jewelers Ltd.	54
3		Tiffany & Co.	201
19		TJX Cos., Inc. (The) (o)	1,486

			8,531

		Textiles, Apparel & Luxury Goods — 0.6%
1		lululemon athletica, Inc., (Canada) (a)	106
1		PVH Corp.	102
4		Ralph Lauren Corp.	361
15		V.F. Corp. (o)	905

			1,474

		Total Consumer Discretionary	31,976

		Consumer Staples — 9.8%
		Beverages — 3.7%
1		Boston Beer Co., Inc. (The), Class A (a)	249
43		Coca-Cola Co. (The) (o)	1,931
7		Constellation Brands, Inc., Class A (o)	1,115
2		Dr. Pepper Snapple Group, Inc.	236
16		Molson Coors Brewing Co., Class B (o)	1,663
34		PepsiCo, Inc.	3,574

			8,768

		Food & Staples Retailing — 1.4%
10		Costco Wholesale Corp. (o)	1,543
30		Kroger Co. (The)	1,088
10		Walgreens Boots Alliance, Inc.	813
—	(h)	Wal-Mart Stores, Inc.	29

			3,473

		Food Products — 1.5%
5		Archer-Daniels-Midland Co. (o)	198
8		Hershey Co. (The)	947
52		Mondelez International, Inc., Class A (o)	2,357

			3,502

		Household Products — 2.0%
16		Kimberly-Clark Corp. (o)	2,251
30		Procter & Gamble Co. (The) (o)	2,535

			4,786

		Tobacco — 1.2%
29		Philip Morris International, Inc.	2,924

		Total Consumer Staples	23,453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy — 7.3%
		Energy Equipment & Services — 0.8%
6		Baker Hughes, Inc.	265
20		Halliburton Co.	905
3		National Oilwell Varco, Inc.	109
7		Schlumberger Ltd. (o)	588

			1,867

		Oil, Gas & Consumable Fuels — 6.5%
28		Cabot Oil & Gas Corp.	715
—	(h)	California Resources Corp.	—	(h)
30		Chevron Corp. (o)	3,120
3		Concho Resources, Inc. (a)	390
19		ConocoPhillips	819
6		Diamondback Energy, Inc. (a)	537
12		EOG Resources, Inc.	996
11		EQT Corp.	832
44		Exxon Mobil Corp.	4,079
17		Kinder Morgan, Inc.	323
4		Marathon Petroleum Corp.	159
23		Occidental Petroleum Corp. (o)	1,752
9		Pioneer Natural Resources Co.	1,376
12		Valero Energy Corp.	623

			15,721

		Total Energy	17,588

		Financials — 15.3%
		Banks — 4.7%
202		Bank of America Corp. (o)	2,676
5		BB&T Corp.	186
71		Citigroup, Inc.	3,028
8		Citizens Financial Group, Inc.	156
4		Comerica, Inc.	157
32		KeyCorp	357
12		Regions Financial Corp.	105
2		SVB Financial Group (a)	188
90		Wells Fargo & Co.	4,281
4		Zions Bancorporation	108

			11,242

		Capital Markets — 2.6%
1		Ameriprise Financial, Inc.	79
9		Bank of New York Mellon Corp. (The)	353
4		BlackRock, Inc.	1,428
42		Charles Schwab Corp. (The) (o)	1,070
4		Goldman Sachs Group, Inc. (The) (o)	535
9		Invesco Ltd. (o)	230
60		Morgan Stanley (o)	1,552

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
15	State Street Corp. (o)	832
8	TD Ameritrade Holding Corp.	224

		6,303

	Consumer Finance — 0.8%
3	American Express Co.	178
13	Capital One Financial Corp.	843
12	Discover Financial Services	670
10	Synchrony Financial (a) (o)	240

		1,931

	Diversified Financial Services — 1.8%
23	Berkshire Hathaway, Inc., Class B (a)	3,347
3	Intercontinental Exchange, Inc. (o)	844
1	S&P Global, Inc.	119
8	Voya Financial, Inc.	191

		4,501

	Insurance — 2.5%
21	American International Group, Inc. (o)	1,096
9	Arthur J. Gallagher & Co.	410
16	Chubb Ltd., (Switzerland)	2,050
1	Everest Re Group Ltd., (Bermuda)	110
43	MetLife, Inc. (o)	1,710
2	Prudential Financial, Inc.	110
14	XL Group plc, (Ireland)	470

		5,956

	Real Estate Investment Trusts (REITs) — 2.9%
4	American Tower Corp.	504
3	Apartment Investment & Management Co., Class A	123
5	AvalonBay Communities, Inc.	983
1	Boston Properties, Inc.	178
14	DiamondRock Hospitality Co.	126
2	Equinix, Inc.	598
1	Essex Property Trust, Inc.	244
14	HCP, Inc.	478
20	Kimco Realty Corp.	636
9	LaSalle Hotel Properties	216
7	Liberty Property Trust	269
2	Macerich Co. (The)	133
12	Prologis, Inc.	575
1	Public Storage	291
5	Simon Property Group, Inc. (o)	1,073
3	SL Green Realty Corp.	365
4	STORE Capital Corp.	117

		6,909

	Total Financials	36,842

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 15.3%
	Biotechnology — 3.0%
5	Alexion Pharmaceuticals, Inc. (a)	636
1	Amgen, Inc.	118
5	Biogen, Inc. (a) (o)	1,309
1	BioMarin Pharmaceutical, Inc. (a)	105
20	Celgene Corp. (a) (o)	2,018
29	Gilead Sciences, Inc.	2,417
7	Vertex Pharmaceuticals, Inc. (a)	642

		7,245

	Health Care Equipment & Supplies — 1.8%
44	Abbott Laboratories (o)	1,747
71	Boston Scientific Corp. (a) (o)	1,656
1	Medtronic plc, (Ireland)	126
5	Stryker Corp. (o)	659

		4,188

	Health Care Providers & Services — 3.5%
12	Aetna, Inc. (o)	1,452
1	Anthem, Inc.	191
3	Cigna Corp.	433
2	HCA Holdings, Inc. (a)	134
6	Humana, Inc.	997
13	McKesson Corp. (o)	2,379
2	Quest Diagnostics, Inc.	190
19	UnitedHealth Group, Inc. (o)	2,727

		8,503

	Life Sciences Tools & Services — 0.7%
4	Agilent Technologies, Inc.	188
4	Illumina, Inc. (a)	576
6	Thermo Fisher Scientific, Inc.	864

		1,628

	Pharmaceuticals — 6.3%
7	Allergan plc (a) (o)	1,670
46	Bristol-Myers Squibb Co.	3,376
31	Eli Lilly & Co. (o)	2,453
22	Johnson & Johnson (o)	2,677
14	Merck & Co., Inc. (o)	798
5	Mylan N.V. (a)	218
111	Pfizer, Inc.	3,921

		15,113

	Total Health Care	36,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 9.7%
	Aerospace & Defense — 3.1%
1	General Dynamics Corp.	137
23	Honeywell International, Inc. (o)	2,709
7	L-3 Communications Holdings, Inc.	1,089
4	Northrop Grumman Corp.	899
3	Textron, Inc.	118
24	United Technologies Corp. (o)	2,462

		7,414

	Air Freight & Logistics — 0.1%
2	United Parcel Service, Inc., Class B	238

	Airlines — 0.6%
16	Delta Air Lines, Inc.	588
20	United Continental Holdings, Inc. (a)	803

		1,391

	Building Products — 0.5%
8	Allegion plc, (Ireland)	576
22	Masco Corp.	688

		1,264

	Construction & Engineering — 0.2%
12	Fluor Corp. (o)	594

	Electrical Equipment — 0.7%
24	Eaton Corp. plc (o)	1,425
3	Emerson Electric Co.	144

		1,569

	Industrial Conglomerates — 1.2%
1	3M Co.	123
4	Danaher Corp.	398
73	General Electric Co. (o)	2,309

		2,830

	Machinery — 1.9%
2	Caterpillar, Inc.	121
8	Cummins, Inc. (o)	944
2	Deere & Co.	138
5	Ingersoll-Rand plc	336
24	PACCAR, Inc. (o)	1,236
2	Parker-Hannifin Corp. (o)	241
2	Pentair plc, (United Kingdom)	135
2	Snap-on, Inc.	356
10	Stanley Black & Decker, Inc.	1,121

		4,628

	Professional Services — 0.0% (g)
1	Equifax, Inc.	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Road & Rail — 1.4%
6	Canadian Pacific Railway Ltd., (Canada)	742
12	CSX Corp. (o)	325
26	Union Pacific Corp.	2,275

		3,342

	Total Industrials	23,390

	Information Technology — 19.9%
	Communications Equipment — 0.5%
40	Cisco Systems, Inc. (o)	1,138

	Electronic Equipment, Instruments & Components — 0.6%
2	Amphenol Corp., Class A	125
23	TE Connectivity Ltd., (Switzerland) (o)	1,316

		1,441

	Internet Software & Services — 4.5%
5	Alphabet, Inc., Class A (a)	3,310
5	Alphabet, Inc., Class C (a)	3,276
37	Facebook, Inc., Class A (a)	4,241

		10,827

	IT Services — 3.6%
28	Accenture plc, (Ireland), Class A	3,212
2	Automatic Data Processing, Inc.	139
19	Cognizant Technology Solutions Corp., Class A (a) (o)	1,097
16	Fidelity National Information Services, Inc.	1,199
2	Global Payments, Inc.	133
2	MasterCard, Inc., Class A	211
6	PayPal Holdings, Inc. (a)	228
6	Vantiv, Inc., Class A (a)	321
30	Visa, Inc., Class A (o)	2,205

		8,745

	Semiconductors & Semiconductor Equipment — 3.2%
18	Broadcom Ltd., (Singapore) (o)	2,756
2	KLA-Tencor Corp.	147
24	Lam Research Corp. (o)	1,978
8	NXP Semiconductors N.V., (Netherlands) (a)	608
2	Qorvo, Inc. (a)	86
33	Texas Instruments, Inc. (o)	2,056

		7,631

	Software — 4.0%
24	Adobe Systems, Inc. (a) (o)	2,308
135	Microsoft Corp.	6,910
9	Oracle Corp. (o)	368

		9,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 3.5%
75	Apple, Inc.	7,126
6	Hewlett Packard Enterprise Co.	109
58	HP, Inc.	728
11	Western Digital Corp.	531

		8,494

	Total Information Technology	47,862

	Materials — 2.8%
	Chemicals — 2.0%
22	Dow Chemical Co. (The)	1,085
22	E.I. du Pont de Nemours & Co. (o)	1,401
15	Eastman Chemical Co.	988
3	Monsanto Co.	360
35	Mosaic Co. (The) (o)	917

		4,751

	Construction Materials — 0.2%
2	Martin Marietta Materials, Inc. (o)	351

	Containers & Packaging — 0.5%
16	Crown Holdings, Inc. (a)	788
3	Sealed Air Corp.	121
10	WestRock Co.	388

		1,297

	Metals & Mining — 0.1%
6	Newmont Mining Corp.	251
1	United States Steel Corp.	24

		275

	Total Materials	6,674

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.8%
73	AT&T, Inc. (o)	3,164
21	Verizon Communications, Inc. (o)	1,177

		4,341

	Wireless Telecommunication Services — 0.2%
9	T-Mobile US, Inc. (a)	376

	Total Telecommunication Services	4,717

	Utilities — 3.6%
	Electric Utilities — 2.3%
18	Edison International (o)	1,382
3	Exelon Corp.	123
16	NextEra Energy, Inc. (o)	2,090
4	PG&E Corp.	266
36	Xcel Energy, Inc. (o)	1,604

		5,465

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — 0.1%
7	UGI Corp.	319

	Multi-Utilities — 1.2%
20	CMS Energy Corp.	900
23	Public Service Enterprise Group, Inc.	1,075
7	Sempra Energy	780

		2,755

	Total Utilities	8,539

	Total Common Stocks (Cost $215,101)	237,718

NUMBER OF CONTRACTS
Option Purchased — 1.5%
	Put Option Purchased — 1.5%
1,141	S&P 500 Index, Expiring 09/30/16 at $1,980.00, European Style (Cost $3,837)	3,617

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 0.5%
	U.S. Treasury Obligation — 0.0% (g)
60	U.S. Treasury Bill, 0.470%, 03/30/17 (k) (n)	60

SHARES
	Investment Company — 0.5%
1,122	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	1,122

	Total Short-Term Investments (Cost $1,182)	1,182

	Total Investments — 101.0% (Cost $220,120)	242,517
	Liabilities in Excess of Other Assets — (1.0)%	(2,314)

	NET ASSETS — 100.0%	$240,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	E-mini S&P 500	09/16/16	USD	$1,777	$22

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $3,122)	$2,150.000	9/30/16	1,141	$(3,201)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $716)	$1,675.000	9/30/16	1,141	$(673)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 21.7%
	Auto Components — 0.7%
1,562	Delphi Automotive plc, (United Kingdom)	97,756

	Automobiles — 0.6%
371	Tesla Motors, Inc. (a)	78,692

	Hotels, Restaurants & Leisure — 2.2%
5,334	Starbucks Corp.	304,660

	Internet & Catalog Retail — 7.2%
970	Amazon.com, Inc. (a)	694,466
2,182	Netflix, Inc. (a)	199,646
76	Priceline Group, Inc. (The) (a)	94,380

		988,492

	Media — 3.2%
6,655	Comcast Corp., Class A	433,840

	Specialty Retail — 7.8%
5,405	Home Depot, Inc. (The)	690,113
2,234	Ross Stores, Inc.	126,628
1,019	Ulta Salon Cosmetics & Fragrance, Inc. (a)	248,367

		1,065,108

	Total Consumer Discretionary	2,968,548

	Consumer Staples — 8.2%
	Beverages — 3.3%
2,325	Coca-Cola Co. (The)	105,401
815	Constellation Brands, Inc., Class A	134,751
1,357	Monster Beverage Corp. (a)	218,132

		458,284

	Food & Staples Retailing — 2.6%
513	Costco Wholesale Corp.	80,593
1,493	Walgreens Boots Alliance, Inc.	124,314
2,125	Wal-Mart Stores, Inc.	155,182

		360,089

	Tobacco — 2.3%
5,752	Reynolds American, Inc.	310,205

	Total Consumer Staples	1,128,578

	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
404	Pioneer Natural Resources Co.	61,119

	Financials — 2.4%
	Capital Markets — 0.5%
2,392	Charles Schwab Corp. (The)	60,534

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.9%
402	Intercontinental Exchange, Inc.	102,793
1,713	Moody’s Corp.	160,563

		263,356

	Total Financials	323,890

	Health Care — 14.3%
	Biotechnology — 5.5%
68	Alexion Pharmaceuticals, Inc. (a)	7,986
32	Biogen, Inc. (a)	7,617
322	BioMarin Pharmaceutical, Inc. (a)	25,044
629	Celgene Corp. (a)	61,999
3,436	Gilead Sciences, Inc.	286,648
193	Incyte Corp. (a)	15,468
668	Regeneron Pharmaceuticals, Inc. (a)	233,111
1,340	Vertex Pharmaceuticals, Inc. (a)	115,233

		753,106

	Health Care Equipment & Supplies — 4.2%
850	Becton, Dickinson and Co.	144,185
7,231	Boston Scientific Corp. (a)	168,982
404	Intuitive Surgical, Inc. (a)	267,342

		580,509

	Life Sciences Tools & Services — 1.9%
998	Illumina, Inc. (a)	140,029
802	Thermo Fisher Scientific, Inc.	118,503

		258,532

	Pharmaceuticals — 2.7%
3,235	Bristol-Myers Squibb Co.	237,964
1,119	Johnson & Johnson	135,674

		373,638

	Total Health Care	1,965,785

	Industrials — 7.6%
	Aerospace & Defense — 3.5%
2,682	Honeywell International, Inc.	311,912
728	Northrop Grumman Corp.	161,753

		473,665

	Airlines — 1.9%
7,112	Delta Air Lines, Inc.	259,101

	Electrical Equipment — 1.1%
633	Acuity Brands, Inc.	156,959

	Industrial Conglomerates — 1.1%
896	Roper Technologies, Inc.	152,822

	Total Industrials	1,042,547

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 38.1%
	Electronic Equipment, Instruments & Components — 0.3%
690	Amphenol Corp., Class A	39,541

	Internet Software & Services — 11.8%
1,159	Alphabet, Inc., Class C (a)	802,118
5,730	Facebook, Inc., Class A (a)	654,824
231	LinkedIn Corp., Class A (a)	43,792
1,367	VeriSign, Inc. (a)	118,200

		1,618,934

	IT Services — 10.6%
1,347	Accenture plc, (Ireland), Class A	152,613
1,809	Cognizant Technology Solutions Corp., Class A (a)	103,547
4,796	MasterCard, Inc., Class A	422,318
2,532	PayPal Holdings, Inc. (a)	92,432
2,817	Vantiv, Inc., Class A (a)	159,454
7,062	Visa, Inc., Class A	523,766

		1,454,130

	Semiconductors & Semiconductor Equipment — 3.8%
304	ARM Holdings plc, (United Kingdom), ADR	13,844
173	ASML Holding N.V., (Netherlands)	17,161
1,501	Broadcom Ltd., (Singapore)	233,302
2,959	NVIDIA Corp.	139,093
1,521	NXP Semiconductors N.V., (Netherlands) (a)	119,187

		522,587

	Software — 9.3%
4,665	Activision Blizzard, Inc.	184,886
2,994	Adobe Systems, Inc. (a)	286,833
5,574	Microsoft Corp.	285,222
3,565	salesforce.com, Inc. (a)	283,073
2,510	ServiceNow, Inc. (a)	166,684
1,255	Splunk, Inc. (a)	68,001

		1,274,699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 2.3%
3,281	Apple, Inc.	313,701

	Total Information Technology	5,223,592

	Materials — 5.7%
	Chemicals — 4.5%
1,224	Ecolab, Inc.	145,143
1,523	LyondellBasell Industries N.V., Class A	113,305
584	PPG Industries, Inc.	60,782
1,002	Sherwin-Williams Co. (The)	294,345

		613,575

	Construction Materials — 1.2%
1,426	Vulcan Materials Co.	171,681

	Total Materials	785,256

	Total Common Stocks (Cost $9,380,320)	13,499,315

Short-Term Investment — 1.8%
	Investment Company — 1.8%
247,515	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $247,515)	247,515

	Total Investments — 100.3% (Cost $9,627,835)	13,746,830
	Liabilities in Excess of Other Assets — (0.3)%	(42,694)

	NET ASSETS — 100.0%	$13,704,136

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 22.8%
	Auto Components — 2.7%
311	Delphi Automotive plc, (United Kingdom)	19,456

	Automobiles — 3.4%
855	General Motors Co.	24,191

	Hotels, Restaurants & Leisure — 6.3%
131	Bloomin’ Brands, Inc.	2,345
533	Carnival Corp.	23,563
281	Royal Caribbean Cruises Ltd.	18,842

		44,750

	Household Durables — 6.0%
98	CalAtlantic Group, Inc.	3,598
123	Harman International Industries, Inc.	8,820
265	MDC Holdings, Inc.	6,452
52	Meritage Homes Corp. (a)	1,959
36	Newell Brands, Inc.	1,749
498	PulteGroup, Inc.	9,698
69	Taylor Morrison Home Corp., Class A (a)	1,025
353	Toll Brothers, Inc. (a)	9,494

		42,795

	Leisure Products — 0.1%
23	Brunswick Corp.	1,051

	Media — 3.1%
14	Charter Communications, Inc., Class A (a)	3,249
218	DISH Network Corp., Class A (a)	11,429
46	Time Warner, Inc.	3,361
136	Twenty-First Century Fox, Inc., Class A	3,673

		21,712

	Specialty Retail — 0.8%
135	Best Buy Co., Inc.	4,140
17	Lithia Motors, Inc., Class A	1,201

		5,341

	Textiles, Apparel & Luxury Goods — 0.4%
59	Michael Kors Holdings Ltd., (United Kingdom) (a)	2,924

	Total Consumer Discretionary	162,220

	Consumer Staples — 3.0%
	Beverages — 1.1%
78	Molson Coors Brewing Co., Class B	7,919

	Food & Staples Retailing — 1.6%
301	Kroger Co. (The)	11,070

	Food Products — 0.3%
74	Snyder’s-Lance, Inc.	2,494

	Total Consumer Staples	21,483

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.8%
	Energy Equipment & Services — 0.6%
52	Schlumberger Ltd.	4,081

	Oil, Gas & Consumable Fuels — 9.2%
157	Chevron Corp.	16,437
60	Diamondback Energy, Inc. (a)	5,491
77	EOG Resources, Inc.	6,457
91	Exxon Mobil Corp.	8,556
116	Occidental Petroleum Corp.	8,727
74	Pioneer Natural Resources Co.	11,129
165	Valero Energy Corp.	8,405

		65,202

	Total Energy	69,283

	Financials — 27.4%
	Banks — 16.3%
1,316	Bank of America Corp.	17,466
332	BB&T Corp.	11,815
740	Citigroup, Inc.	31,386
54	East West Bancorp, Inc.	1,859
795	Huntington Bancshares, Inc.	7,108
801	KeyCorp	8,856
32	M&T Bank Corp.	3,760
415	Regions Financial Corp.	3,527
20	SVB Financial Group (a)	1,856
591	Wells Fargo & Co.	27,971

		115,604

	Capital Markets — 1.3%
269	Charles Schwab Corp. (The)	6,806
219	WisdomTree Investments, Inc.	2,144

		8,950

	Consumer Finance — 2.4%
163	Ally Financial, Inc. (a)	2,786
143	Capital One Financial Corp.	9,069
198	Synchrony Financial (a)	4,998

		16,853

	Diversified Financial Services — 1.7%
74	Berkshire Hathaway, Inc., Class B (a)	10,714
70	Voya Financial, Inc.	1,736

		12,450

	Insurance — 4.5%
52	American International Group, Inc.	2,771
119	Arthur J. Gallagher & Co.	5,679
274	MetLife, Inc.	10,898

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
92	Principal Financial Group, Inc.	3,778
76	Travelers Cos., Inc. (The)	9,071

		32,197

	Real Estate Investment Trusts (REITs) — 0.3%
98	Outfront Media, Inc.	2,359

	Real Estate Management & Development — 0.2%
76	St. Joe Co. (The) (a)	1,354

	Thrifts & Mortgage Finance — 0.7%
201	BofI Holding, Inc. (a)	3,558
204	MGIC Investment Corp. (a)	1,215

		4,773

	Total Financials	194,540

	Health Care — 14.4%
	Biotechnology — 2.5%
19	Alexion Pharmaceuticals, Inc. (a)	2,207
9	Biogen, Inc. (a)	2,128
30	Celgene Corp. (a)	2,949
36	Gilead Sciences, Inc.	3,036
84	Vertex Pharmaceuticals, Inc. (a)	7,200

		17,520

	Health Care Providers & Services — 6.8%
215	Aetna, Inc.	26,258
29	Cigna Corp.	3,750
21	Humana, Inc.	3,783
59	McKesson Corp.	11,012
25	UnitedHealth Group, Inc.	3,516

		48,319

	Life Sciences Tools & Services — 0.4%
44	PAREXEL International Corp. (a)	2,767

	Pharmaceuticals — 4.7%
17	Allergan plc (a)	3,929
840	Pfizer, Inc.	29,576

		33,505

	Total Health Care	102,111

	Industrials — 5.0%
	Aerospace & Defense — 1.2%
20	General Dynamics Corp.	2,743
152	Textron, Inc.	5,550

		8,293

	Airlines — 2.5%
82	Delta Air Lines, Inc.	2,994
179	Southwest Airlines Co.	7,007
179	Spirit Airlines, Inc. (a)	8,023

		18,024

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.7%
177	Allison Transmission Holdings, Inc.	4,988

	Road & Rail — 0.6%
32	Canadian Pacific Railway Ltd., (Canada)	4,147

	Total Industrials	35,452

	Information Technology — 9.2%
	Communications Equipment — 0.2%
26	Arista Networks, Inc. (a)	1,687

	Electronic Equipment, Instruments & Components — 0.4%
56	TE Connectivity Ltd., (Switzerland)	3,170

	Internet Software & Services — 0.7%
96	eBay, Inc. (a)	2,257
68	Yahoo!, Inc. (a)	2,565

		4,822

	IT Services — 1.1%
36	Fidelity National Information Services, Inc.	2,638
450	First Data Corp., Class A (a)	4,983

		7,621

	Semiconductors & Semiconductor Equipment — 4.5%
83	Broadcom Ltd., (Singapore)	12,922
67	Lam Research Corp.	5,649
292	Marvell Technology Group Ltd., (Bermuda)	2,785
131	NXP Semiconductors N.V., (Netherlands) (a)	10,286

		31,642

	Software — 0.4%
48	Synopsys, Inc. (a)	2,607

	Technology Hardware, Storage & Peripherals — 1.9%
39	Apple, Inc.	3,681
372	EMC Corp.	10,099

		13,780

	Total Information Technology	65,329

	Materials — 2.5%
	Chemicals — 2.5%
140	Axiall Corp.	4,579
60	E.I. du Pont de Nemours & Co.	3,901
76	Eastman Chemical Co.	5,140
44	FMC Corp.	2,015
84	Mosaic Co. (The)	2,210

	Total Materials	17,845

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.1%
173	AT&T, Inc.	7,484

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 1.0%
172	T-Mobile US, Inc. (a)	7,435

	Total Telecommunication Services	14,919

	Utilities — 1.1%
	Electric Utilities — 1.1%
59	NextEra Energy, Inc.	7,681

	Total Common Stocks (Cost $647,228)	690,863

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.8%
	Investment Company — 6.8%
48,090	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $48,090)	48,090

	Total Investments — 104.1% (Cost $695,318)	738,953
	Liabilities in Excess of Other Assets — (4.1)%	(29,007)

	NET ASSETS — 100.0%	$709,946

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 15.7%
	Auto Components — 0.6%
1,209	Delphi Automotive plc, (United Kingdom)	75,703

	Automobiles — 1.3%
1,809	Ford Motor Co.	22,744
5,057	General Motors Co.	143,117

		165,861

	Hotels, Restaurants & Leisure — 1.1%
215	Carnival Corp.	9,490
28	Chipotle Mexican Grill, Inc. (a)	11,422
967	Royal Caribbean Cruises Ltd.	64,938
667	Starbucks Corp.	38,115
190	Yum! Brands, Inc.	15,772

		139,737

	Household Durables — 1.6%
1,647	D.R. Horton, Inc.	51,855
658	Harman International Industries, Inc.	47,278
177	Mohawk Industries, Inc. (a)	33,628
1,300	PulteGroup, Inc.	25,344
1,215	Toll Brothers, Inc. (a)	32,708
66	Whirlpool Corp.	11,054

		201,867

	Internet & Catalog Retail — 2.0%
343	Amazon.com, Inc. (a)	245,241

	Media — 5.3%
626	CBS Corp. (Non-Voting), Class B	34,072
313	Charter Communications, Inc., Class A (a)	71,632
1,148	Comcast Corp., Class A	74,852
1,385	DISH Network Corp., Class A (a)	72,550
2,645	Time Warner, Inc.	194,510
268	Time, Inc.	4,415
4,019	Twenty-First Century Fox, Inc., Class A	108,723
990	Twenty-First Century Fox, Inc., Class B	26,983
662	Walt Disney Co. (The)	64,771

		652,508

	Specialty Retail — 3.7%
925	Best Buy Co., Inc.	28,292
652	Home Depot, Inc. (The)	83,290
3,355	Lowe’s Cos., Inc.	265,588
14	O’Reilly Automotive, Inc. (a)	3,843
944	TJX Cos., Inc. (The)	72,917

		453,930

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.1%
150	V.F. Corp.	9,210

	Total Consumer Discretionary	1,944,057

	Consumer Staples — 7.0%
	Beverages — 3.1%
2,000	Coca-Cola Co. (The)	90,668
145	Constellation Brands, Inc., Class A	24,014
1,441	Molson Coors Brewing Co., Class B	145,774
1,152	PepsiCo, Inc.	122,045

		382,501

	Food & Staples Retailing — 1.2%
389	Costco Wholesale Corp.	61,055
2,458	Kroger Co. (The)	90,425

		151,480

	Food Products — 1.2%
3,211	Mondelez International, Inc., Class A	146,129

	Household Products — 1.0%
758	Kimberly-Clark Corp.	104,198
293	Procter & Gamble Co. (The)	24,789

		128,987

	Tobacco — 0.5%
585	Philip Morris International, Inc.	59,460

	Total Consumer Staples	868,557

	Energy — 7.3%
	Energy Equipment & Services — 0.0% (g)
112	Halliburton Co.	5,057

	Oil, Gas & Consumable Fuels — 7.3%
1,807	Cabot Oil & Gas Corp.	46,501
956	Chevron Corp.	100,243
285	Concho Resources, Inc. (a)	33,940
767	Diamondback Energy, Inc. (a)	69,985
168	Energen Corp.	8,110
2,031	EOG Resources, Inc.	169,418
1,067	EQT Corp.	82,643
705	Marathon Petroleum Corp.	26,748
2,528	Occidental Petroleum Corp.	191,041
934	Pioneer Natural Resources Co.	141,221
164	RSP Permian, Inc. (a)	5,728
148	TransCanada Corp., (Canada)	6,704
329	Valero Energy Corp.	16,773

		899,055

	Total Energy	904,112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.5%
	Banks — 5.8%
7,405	Bank of America Corp.	98,268
3,492	Citigroup, Inc.	148,031
236	East West Bancorp, Inc.	8,073
6,087	KeyCorp	67,260
1,949	Regions Financial Corp.	16,582
704	SunTrust Banks, Inc.	28,931
189	SVB Financial Group (a)	18,019
6,625	Wells Fargo & Co.	313,546
544	Zions Bancorporation	13,681

		712,391

	Capital Markets — 2.8%
28	Ameriprise Financial, Inc.	2,505
197	BlackRock, Inc.	67,534
2,419	Charles Schwab Corp. (The)	61,212
456	Goldman Sachs Group, Inc. (The)	67,727
225	Invesco Ltd.	5,754
5,174	Morgan Stanley	134,432

		339,164

	Consumer Finance — 0.7%
345	Capital One Financial Corp.	21,915
1,273	Discover Financial Services	68,198

		90,113

	Diversified Financial Services — 0.5%
231	Intercontinental Exchange, Inc.	59,092

	Insurance — 5.0%
1,576	American International Group, Inc.	83,333
967	Arthur J. Gallagher & Co.	46,009
1,846	Chubb Ltd., (Switzerland)	241,326
22	Everest Re Group Ltd., (Bermuda)	4,001
678	Hartford Financial Services Group, Inc. (The)	30,092
1,027	Marsh & McLennan Cos., Inc.	70,284
3,600	MetLife, Inc.	143,401
139	XL Group plc, (Ireland)	4,646

		623,092

	Real Estate Investment Trusts (REITs) — 0.7%
237	AvalonBay Communities, Inc.	42,719
772	Kimco Realty Corp.	24,233
429	Prologis, Inc.	21,052
30	SL Green Realty Corp.	3,157

		91,161

	Total Financials	1,915,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 15.2%
	Biotechnology — 3.6%
503	Alexion Pharmaceuticals, Inc. (a)	58,701
253	Biogen, Inc. (a)	61,273
261	BioMarin Pharmaceutical, Inc. (a)	20,315
871	Celgene Corp. (a)	85,891
1,586	Gilead Sciences, Inc.	132,266
941	Vertex Pharmaceuticals, Inc. (a)	80,976

		439,422

	Health Care Equipment & Supplies — 1.0%
520	Abbott Laboratories	20,448
4,534	Boston Scientific Corp. (a)	105,952

		126,400

	Health Care Providers & Services — 4.4%
1,190	Aetna, Inc.	145,381
37	Anthem, Inc.	4,850
124	Cigna Corp.	15,869
375	Humana, Inc.	67,508
441	McKesson Corp.	82,331
1,621	UnitedHealth Group, Inc.	228,824

		544,763

	Life Sciences Tools & Services — 0.6%
400	Agilent Technologies, Inc.	17,727
376	Illumina, Inc. (a)	52,787

		70,514

	Pharmaceuticals — 5.6%
576	Allergan plc (a)	133,186
2,521	Bristol-Myers Squibb Co.	185,442
1,801	Eli Lilly & Co.	141,793
6,681	Pfizer, Inc.	235,244

		695,665

	Total Health Care	1,876,764

	Industrials — 9.5%
	Aerospace & Defense — 2.9%
1,402	Honeywell International, Inc.	163,064
158	L-3 Communications Holdings, Inc.	23,214
402	Northrop Grumman Corp.	89,275
832	United Technologies Corp.	85,293

		360,846

	Airlines — 1.1%
1,714	Delta Air Lines, Inc.	62,437
91	Spirit Airlines, Inc. (a)	4,072
1,593	United Continental Holdings, Inc. (a)	65,361

		131,870

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — 0.9%
786	Allegion plc, (Ireland)	54,601
59	Lennox International, Inc.	8,463
1,603	Masco Corp.	49,595

		112,659

	Commercial Services & Supplies — 0.0% (g)
47	Tyco International plc	2,010
51	Waste Connections, Inc., (Canada)	3,669

		5,679

	Electrical Equipment — 0.3%
384	Eaton Corp. plc	22,912
455	Sensata Technologies Holding N.V. (a)	15,878

		38,790

	Industrial Conglomerates — 1.5%
94	Danaher Corp.	9,490
5,580	General Electric Co.	175,651

		185,141

	Machinery — 1.6%
223	Deere & Co.	18,104
110	Ingersoll-Rand plc	6,975
615	PACCAR, Inc.	31,892
65	Snap-on, Inc.	10,268
1,207	Stanley Black & Decker, Inc.	134,192

		201,431

	Road & Rail — 1.2%
299	Canadian Pacific Railway Ltd., (Canada)	38,534
1,185	Union Pacific Corp.	103,378

		141,912

	Total Industrials	1,178,328

	Information Technology — 20.8%
	Electronic Equipment, Instruments & Components — 0.5%
1,021	TE Connectivity Ltd., (Switzerland)	58,281

	Internet Software & Services — 5.2%
322	Alphabet, Inc., Class A (a)	226,313
340	Alphabet, Inc., Class C (a)	235,324
1,628	Facebook, Inc., Class A (a)	186,105

		647,742

	IT Services — 3.4%
1,380	Accenture plc, (Ireland), Class A	156,384
1,235	Fidelity National Information Services, Inc.	91,029
379	MasterCard, Inc., Class A	33,403
121	PayPal Holdings, Inc. (a)	4,422

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,743	Visa, Inc., Class A	129,285
68	WEX, Inc. (a)	6,010

		420,533

	Semiconductors & Semiconductor Equipment — 5.4%
1,573	Broadcom Ltd., (Singapore)	244,451
1,973	Lam Research Corp.	165,819
488	Marvell Technology Group Ltd., (Bermuda)	4,650
1,222	NXP Semiconductors N.V., (Netherlands) (a)	95,732
2,447	Texas Instruments, Inc.	153,333

		663,985

	Software — 4.1%
1,052	Adobe Systems, Inc. (a)	100,728
7,390	Microsoft Corp.	378,137
388	Workday, Inc., Class A (a)	29,005

		507,870

	Technology Hardware, Storage & Peripherals — 2.2%
2,765	Apple, Inc.	264,314
821	HP, Inc.	10,310

		274,624

	Total Information Technology	2,573,035

	Materials — 3.0%
	Chemicals — 1.7%
16	Albemarle Corp.	1,277
710	CF Industries Holdings, Inc.	17,109
415	Dow Chemical Co. (The)	20,619
639	E.I. du Pont de Nemours & Co.	41,425
1,183	Eastman Chemical Co.	80,307
63	Monsanto Co.	6,555
1,318	Mosaic Co. (The)	34,500
79	PPG Industries, Inc.	8,263

		210,055

	Construction Materials — 0.8%
203	Martin Marietta Materials, Inc.	38,941
523	Vulcan Materials Co.	62,968

		101,909

	Containers & Packaging — 0.5%
1,123	Crown Holdings, Inc. (a)	56,910

	Metals & Mining — 0.0% (g)
408	United States Steel Corp.	6,883

	Total Materials	375,757

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.4%
3,946	AT&T, Inc.	170,487

	Wireless Telecommunication Services — 0.5%
1,634	T-Mobile US, Inc. (a)	70,690

	Total Telecommunication Services	241,177

	Utilities — 2.7%
	Electric Utilities — 1.8%
759	Edison International	58,989
820	NextEra Energy, Inc.	106,971
33	PG&E Corp.	2,125
1,351	Xcel Energy, Inc.	60,503

		228,588

	Multi-Utilities — 0.9%
948	CMS Energy Corp.	43,453
369	Public Service Enterprise Group, Inc.	17,222
397	Sempra Energy	45,307

		105,982

	Total Utilities	334,570

	Total Common Stocks (Cost $9,289,259)	12,211,370

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
134,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $134,343)	134,343

	Total Investments — 99.7% (Cost $9,423,602)	12,345,713
	Other Assets in Excess of Liabilities — 0.3%	36,774

	NET ASSETS — 100.0%	$12,382,487

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
628	E-mini S&P 500	09/16/16	USD	$65,632	$1,108

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500 (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$8,123,728	$317,865	$134,699
Investments in affiliates, at value	174,657	11,878	6,771

Total investment securities, at value	8,298,385	329,743	141,470
Cash	10	—	—
Receivables:
Investment securities sold	258,126	—	2,282
Fund shares sold	62,653	264	423
Dividends from non-affiliates	7,816	87	52
Dividends from affiliates	40	2	2
Variation margin on futures contracts	2,052	—	—

Total Assets	8,629,082	330,096	144,229

LIABILITIES:
Payables:
Investment securities purchased	400,039	—	4,339
Fund shares redeemed	4,382	398	268
Accrued liabilities:
Investment advisory fees	1,597	155	66
Administration fees	540	16	5
Distribution fees	103	19	1
Shareholder servicing fees	32	20	28
Custodian and accounting fees	38	5	8
Trustees’ and Chief Compliance Officer’s fees	21	—	—
Sub-transfer agency fees	511	36	3
Other	241	40	22

Total Liabilities	407,504	689	4,740

Net Assets	$8,221,578	$329,407	$139,489

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$8,087,518	$273,600	$130,228
Accumulated undistributed (distributions in excess of) net investment income	14,017	(147)	185
Accumulated net realized gains (losses)	(648,336)	(13,764)	(1,116)
Net unrealized appreciation (depreciation)	768,379	69,718	10,192

Total Net Assets	$8,221,578	$329,407	$139,489

Net Assets:
Class A	$497,934	$53,334	$1,937
Class C	—	12,077	1,268
Class R5	—	226,600	—
Class R6	6,638,591	—	—
Institutional Class	824,559	—	—
Select Class	260,494	37,396	136,284

Total	$8,221,578	$329,407	$139,489

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,902	2,210	82
Class C	—	523	55
Class R5	—	9,030	—
Class R6	303,161	—	—
Institutional Class	37,663	—	—
Select Class	11,882	1,516	5,697

Net Asset Value (a):
Class A — Redemption price per share	$21.74	$24.13	$23.73
Class C — Offering price per share (b)	—	23.10	23.18
Class R5 — Offering and redemption price per share	—	25.09	—
Class R6 — Offering and redemption price per share	21.90	—	—
Institutional Class — Offering and redemption price per share	21.89	—	—
Select Class — Offering and redemption price per share	21.92	24.66	23.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.94	$25.47	$25.04

Cost of investments in non-affiliates	$7,356,801	$248,147	$124,507
Cost of investments in affiliates	174,657	11,878	6,771

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,517,849	$478,689		$241,395
Investments in affiliates, at value	533,390	7,673		1,122

Total investment securities, at value	12,051,239	486,362		242,517
Cash	—	—		13
Deposits at broker for futures contracts	—	—		225
Receivables:
Investment securities sold	11,541	3,648		4,459
Fund shares sold	34,878	175		1,641
Dividends from non-affiliates	23,439	814		264
Dividends from affiliates	125	1		1
Variation margin on futures contracts	—	—		20
Due from Adviser	—	—		1

Total Assets	12,121,222	491,000		249,141

LIABILITIES:
Payables:
Investment securities purchased	28,998	1,582		4,196
Fund shares redeemed	15,628	1,024		675
Outstanding options written, at fair value	—	—		3,874
Accrued liabilities:
Investment advisory fees	3,825	144		—
Administration fees	783	23		—
Distribution fees	1,498	103		21
Shareholder servicing fees	1,668	89		35
Custodian and accounting fees	34	6		13
Trustees’ and Chief Compliance Officer’s fees	13	—	(a)	—	(a)
Sub-transfer agency fees	1,895	58		55
Other	559	151		69

Total Liabilities	54,901	3,180		8,938

Net Assets	$12,066,321	$487,820		$240,203

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$10,072,586	$346,213		$236,464
Accumulated undistributed (distributions in excess of) net investment income	1,930	251		476
Accumulated net realized gains (losses)	(18,026)	11,411		(19,120)
Net unrealized appreciation (depreciation)	2,009,831	129,945		22,383

Total Net Assets	$12,066,321	$487,820		$240,203

Net Assets:
Class A	$3,370,383	$422,151		$71,417
Class C	1,304,007	25,541		9,867
Class R2	77,230	20		—
Class R5	722,424	20		25
Class R6	1,913,077	20		74
Select Class	4,679,200	40,068		158,820

Total	$12,066,321	$487,820		$240,203

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	240,539	9,875		4,401
Class C	94,520	654		610
Class R2	5,528	1		—
Class R5	50,761	—	(a)	1
Class R6	134,498	—	(a)	5
Select Class	328,898	895		9,767

Net Asset Value (b):
Class A — Redemption price per share	$14.01	$42.75		$16.23
Class C — Offering price per share (c)	13.80	39.07		16.17
Class R2 — Offering and redemption price per share	13.97	42.94		—
Class R5 — Offering and redemption price per share	14.23	45.01		16.28
Class R6 — Offering and redemption price per share	14.22	45.01		16.28
Select Class — Offering and redemption price per share	14.23	44.77		16.26
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.79	$45.12		$17.13

Cost of investments in non-affiliates	$9,508,018	$348,744		$218,998
Cost of investments in affiliates	533,390	7,673		1,122
Premiums received from options written	—	—		3,838

(a)	Amount rounds to less than 500 shares.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,499,315	$690,863	$12,211,370
Investments in affiliates, at value	247,515	48,090	134,343

Total investment securities, at value	13,746,830	738,953	12,345,713
Deposits at broker for futures contracts	—	—	2,215
Receivables:
Investment securities sold	92,404	4,829	105,840
Fund shares sold	63,528	185	56,523
Dividends from non-affiliates	4,946	399	11,473
Dividends from affiliates	85	5	39
Variation margin on futures contracts	—	—	755

Total Assets	13,907,793	744,371	12,522,558

LIABILITIES:
Payables:
Due to custodian	—	—	93
Investment securities purchased	97,646	33,844	109,248
Fund shares redeemed	92,615	116	22,782
Accrued liabilities:
Investment advisory fees	5,591	233	3,695
Administration fees	926	48	823
Distribution fees	1,315	32	568
Shareholder servicing fees	999	22	133
Custodian and accounting fees	90	9	69
Trustees’ and Chief Compliance Officer’s fees	17	—	25
Sub-transfer agency fees	3,621	20	2,042
Other	837	101	593

Total Liabilities	203,657	34,425	140,071

Net Assets	$13,704,136	$709,946	$12,382,487

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,053,437	$656,092	$9,771,684
Accumulated undistributed (distributions in excess of) net investment income	(159)	258	7,505
Accumulated net realized gains (losses)	531,863	9,961	(319,921)
Net unrealized appreciation (depreciation)	4,118,995	43,635	2,923,219

Total Net Assets	$13,704,136	$709,946	$12,382,487

Net Assets:
Class A	$4,251,242	$96,373	$1,446,878
Class C	559,238	17,041	294,744
Class R2	192,560	3,462	205,224
Class R5	1,209,521	4,155	910,033
Class R6	3,330,565	565,542	4,755,359
Institutional Class	—	—	3,704,104
Select Class	4,161,010	23,373	1,066,145

Total	$13,704,136	$709,946	$12,382,487

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	129,086	7,581	105,151
Class C	19,870	1,386	21,977
Class R2	5,959	274	15,019
Class R5	36,152	329	65,921
Class R6	99,194	45,040	344,017
Institutional Class	—	—	268,424
Select Class	125,795	1,865	77,323

Net Asset Value (a):
Class A — Redemption price per share	$32.93	$12.71	$13.76
Class C — Offering price per share (b)	28.15	12.30	13.41
Class R2 — Offering and redemption price per share	32.31	12.64	13.66
Class R5 — Offering and redemption price per share	33.46	12.63	13.81
Class R6 — Offering and redemption price per share	33.58	12.56	13.82
Institutional Class — Offering and redemption price per share	—	—	13.80
Select Class — Offering and redemption price per share	33.08	12.53	13.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.75	$13.41	$14.52

Cost of investments in non-affiliates	$9,380,320	$647,228	$9,289,259
Cost of investments in affiliates	247,515	48,090	134,343

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30	$—	$—
Dividend income from non-affiliates	163,062	2,350	1,300
Dividend income from affiliates	292	27	14

Total investment income	163,384	2,377	1,314

EXPENSES:
Investment advisory fees	20,084	2,099	694
Administration fees	6,586	287	88
Distribution fees:
Class A	1,322	127	4
Class C	—	84	8
Shareholder servicing fees:
Class A	1,322	127	4
Class C	—	28	3
Class R5	—	75	—
Institutional Class	799	—	—
Select Class	695	341	260
Custodian and accounting fees	249	29	30
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	126	43	47
Trustees’ and Chief Compliance Officer’s fees	75	9	7
Printing and mailing costs	273	19	3
Registration and filing fees	310	63	36
Transfer agency fees (See Note 2.E.)	118	20	6
Sub-transfer agency fees (See Note 2.E.)	1,586	125	5
Other	62	8	6

Total expenses	33,607	3,484	1,201

Less fees waived	(1,829)	(286)	(129)
Less expense reimbursements	(70)	—	— (a)

Net expenses	31,708	3,198	1,072

Net investment income (loss)	131,676	(821)	242

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(587,619)	(9,188)	(650)
Futures	(4,402)	—	—

Net realized gain (loss)	(592,021)	(9,188)	(650)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	149,794	(1,272)	2,777
Futures	1,896	—	—

Change in net unrealized appreciation/depreciation	151,690	(1,272)	2,777

Net realized/unrealized gains (losses)	(440,331)	(10,460)	2,127

Change in net assets resulting from operations	$(308,655)	$(11,281)	$2,369

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$1
Dividend income from non-affiliates	304,888	11,803	5,210
Dividend income from affiliates	686	20	9

Total investment income	305,574	11,823	5,220

EXPENSES:
Investment advisory fees	42,662	1,942	613
Administration fees	8,744	398	201
Distribution fees:
Class A	7,712	1,063	196
Class C	8,842	186	58
Class R2	323	— (a)	—
Shareholder servicing fees:
Class A	7,712	1,063	196
Class C	2,947	62	19
Class R2	161	— (a)	—
Class R5	285	— (a)	— (a)
Select Class	11,137	89	398
Custodian and accounting fees	267	35	68
Professional fees	162	50	79
Trustees’ and Chief Compliance Officer’s fees	80	9	7
Printing and mailing costs	776	52	23
Registration and filing fees	751	59	84
Transfer agency fees (See Note 2.E.)	344	218	17
Sub-transfer agency fees (See Note 2.E.)	7,118	263	185
Other	123	10	7

Total expenses	100,146	5,499	2,151

Less fees waived	(4,334)	(331)	(435)
Less expense reimbursements	(135)	(1)	(1)

Net expenses	95,677	5,167	1,715

Net investment income (loss)	209,897	6,656	3,505

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,204	20,039	(26,352)
Futures	—	—	(180)
Options written	—	—	9,810

Net realized gain (loss)	15,204	20,039	(16,722)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	316,575	(21,834)	14,819
Futures	—	—	42
Options Written	—	—	(79)

Change in net unrealized appreciation/depreciation	316,575	(21,834)	14,782

Net realized/unrealized gains (losses)	331,779	(1,795)	(1,940)

Change in net assets resulting from operations	$541,676	$4,861	$1,565

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$128,229	$15,783	$224,979
Dividend income from affiliates	1,443	40	298

Total investment income	129,672	15,823	225,277

EXPENSES:
Investment advisory fees	74,845	2,886	50,345
Administration fees	12,271	591	10,318
Distribution fees:
Class A	11,278	230	3,540
Class C	4,512	114	2,053
Class R2	1,097	12	960
Shareholder servicing fees:
Class A	11,278	230	3,540
Class C	1,504	38	684
Class R2	549	6	480
Class R5	673	2	392
Institutional Class	—	—	4,407
Select Class	12,206	571	3,817
Custodian and accounting fees	355	45	389
Professional fees	184	48	177
Trustees’ and Chief Compliance Officer’s fees	117	7	118
Printing and mailing costs	1,204	25	905
Registration and filing fees	703	85	357
Transfer agency fees (See Note 2.E.)	593	75	380
Sub-transfer agency fees (See Note 2.E.)	12,766	72	7,203
Other	173	15	147

Total expenses	146,308	5,052	90,212

Less fees waived	(13,955)	(237)	(7,754)
Less expense reimbursements	(113)	(3)	(413)

Net expenses	132,240	4,812	82,045

Net investment income (loss)	(2,568)	11,011	143,232

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	607,808	38,789	88,598
Futures	—	116	(4,959)

Net realized gain (loss)	607,808	38,905	83,639

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,558,068)	(67,018)	(351,265)
Futures	—	—	1,811

Change in net unrealized appreciation/depreciation	(1,558,068)	(67,018)	(349,454)

Net realized/unrealized gains (losses)	(950,260)	(28,113)	(265,815)

Change in net assets resulting from operations	$(952,828)	$(17,102)	$(122,583)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$131,676	$73,373	$(821)	$(1,191)
Net realized gain (loss)	(592,021)	463,028	(9,188)	211
Change in net unrealized appreciation/depreciation	151,690	(65,993)	(1,272)	25,578

Change in net assets resulting from operations	(308,655)	470,408	(11,281)	24,598

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,440)	(2,861)	—	—
From net realized gains	(25,328)	(19,848)	(551)	(413)
Class C
From net realized gains	—	—	(123)	(111)
Class R5
From net realized gains	—	—	(2,408)	(1)
Class R6
From net investment income	(97,120)	(59,604)	—	—
From net realized gains	(271,746)	(266,822)	—	—
Institutional Class
From net investment income	(11,148)	(6,739)	—	—
From net realized gains	(34,112)	(32,068)	—	—
Select Class
From net investment income	(3,481)	(2,632)	—	—
From net realized gains	(12,537)	(15,846)	(615)	(4,260)

Total distributions to shareholders	(460,912)	(406,420)	(3,697)	(4,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,244,730	3,404,441	7,189	34,618

NET ASSETS:
Change in net assets	475,163	3,468,429	(7,789)	54,431
Beginning of period	7,746,415	4,277,986	337,196	282,765

End of period	$8,221,578	$7,746,415	$329,407	$337,196

Accumulated undistributed (distributions in excess of) net investment income	$14,017	$975	$(147)	$(603)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$242	$116	$209,897	$175,624
Net realized gain (loss)	(650)	2,395	15,204	136,057
Change in net unrealized appreciation/depreciation	2,777	2,264	316,575	75,086

Change in net assets resulting from operations	2,369	4,775	541,676	386,767

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(56,754)	(50,416)
From net realized gains	(47)	(5)	(23,970)	(53,724)
Class B (b)
From net investment income	—	—	—	(41)
From net realized gains	—	—	—	(67)
Class C
From net investment income	—	—	(17,909)	(14,285)
From net realized gains	(26)	(4)	(9,204)	(18,697)
Class R2
From net investment income	—	—	(1,091)	(708)
From net realized gains	—	—	(494)	(817)
Class R5
From net investment income	—	—	(12,835)	(9,307)
From net realized gains	—	—	(4,311)	(7,581)
Class R6
From net investment income	—	—	(31,307)	(16,393)
From net realized gains	—	—	(9,593)	(13,082)
Select Class
From net investment income	(122)	(112)	(89,550)	(84,500)
From net realized gains	(2,128)	(492)	(33,863)	(77,081)

Total distributions to shareholders	(2,323)	(614)	(290,881)	(346,699)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	55,939	6,723	1,562,346	2,687,583

NET ASSETS:
Change in net assets	55,985	10,884	1,813,141	2,727,651
Beginning of period	83,504	72,620	10,253,180	7,525,529

End of period	$139,489	$83,504	$12,066,321	$10,253,180

Accumulated undistributed (distributions in excess of) net investment income	$185	$65	$1,930	$1,513

(a)	Amount rounds to less than $500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,656	$6,236	$3,505	$1,504
Net realized gain (loss)	20,039	32,555	(16,722)	(2,468)
Change in net unrealized appreciation/depreciation	(21,834)	(14,988)	14,782	7,302

Change in net assets resulting from operations	4,861	23,803	1,565	6,338

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,532)	(5,313)	(801)	(594)
From net realized gains	(23,586)	(9,151)	—	—
Class B (a)
From net investment income	—	(13)	—	—
From net realized gains	—	(53)	—	—
Class C
From net investment income	(248)	(193)	(53)	(11)
From net realized gains	(1,528)	(427)	—	—
Class R2 (b)
From net investment income	— (c)	—	—	—
From net realized gains	(1)	—	—	—
Class R5 (b)
From net investment income	— (c)	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Class R6 (b)
From net investment income	— (c)	—	(1)	(5)
From net realized gains	(1)	—	—	—
Select Class
From net investment income	(547)	(463)	(2,096)	(772)
From net realized gains	(1,738)	(660)	—	—

Total distributions to shareholders	(33,182)	(16,273)	(2,951)	(1,387)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,822	23,921	38,895	192,708

NET ASSETS:
Change in net assets	(7,499)	31,451	37,509	197,659
Beginning of period	495,319	463,868	202,694	5,035

End of period	$487,820	$495,319	$240,203	$202,694

Accumulated undistributed (distributions in excess of) net investment income	$251	$(33)	$476	$46

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,568)	$(19,868)	$11,011	$9,696
Net realized gain (loss)	607,808	827,611	38,905	102,268
Change in net unrealized appreciation/depreciation	(1,558,068)	1,414,740	(67,018)	(49,217)

Change in net assets resulting from operations	(952,828)	2,222,483	(17,102)	62,747

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,101)	(1,005)
From net realized gains	(204,092)	(85,875)	(10,979)	(13,856)
Class B (a)
From net investment income	—	—	—	(6)
From net realized gains	—	(133)	—	(230)
Class C
From net investment income	—	—	(116)	(88)
From net realized gains	(31,708)	(11,256)	(1,856)	(2,003)
Class R2
From net investment income	—	—	(29)	(7)
From net realized gains	(9,889)	(3,964)	(358)	(87)
Class R5
From net investment income	—	—	(36)	(61)
From net realized gains	(55,775)	(24,104)	(267)	(646)
Class R6
From net investment income	—	—	(7,550)	(341)
From net realized gains	(163,685)	(50,817)	(71,699)	(6,003)
Select Class
From net investment income	—	—	(1,784)	(8,298)
From net realized gains	(220,849)	(97,149)	(2,301)	(102,872)

Total distributions to shareholders	(685,998)	(273,298)	(98,076)	(135,503)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(300,688)	(1,251,267)	73,776	(343)

NET ASSETS:
Change in net assets	(1,939,514)	697,918	(41,402)	(73,099)
Beginning of period	15,643,650	14,945,732	751,348	824,447

End of period	$13,704,136	$15,643,650	$709,946	$751,348

Accumulated undistributed (distributions in excess of) net investment income	$(159)	$(366)	$258	$(27)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$143,232	$142,361
Net realized gain (loss)	83,639	943,140
Change in net unrealized appreciation/depreciation	(349,454)	(31,749)

Change in net assets resulting from operations	(122,583)	1,053,752

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,975)	(11,732)
From net realized gains	(69,017)	(101,441)
Class B (a)
From net investment income	—	(15)
From net realized gains	—	(335)
Class C
From net investment income	(885)	(1,049)
From net realized gains	(13,589)	(16,831)
Class R2
From net investment income	(1,056)	(1,082)
From net realized gains	(9,319)	(12,128)
Class R5
From net investment income	(9,323)	(6,071)
From net realized gains	(44,668)	(39,025)
Class R6
From net investment income	(50,265)	(35,475)
From net realized gains	(215,169)	(207,916)
Institutional Class
From net investment income	(46,200)	(57,166)
From net realized gains	(229,612)	(373,132)
Select Class
From net investment income	(12,647)	(27,032)
From net realized gains	(52,720)	(194,871)

Total distributions to shareholders	(765,445)	(1,085,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	658,512	1,863,908

NET ASSETS:
Change in net assets	(229,516)	1,832,359
Beginning of period	12,612,003	10,779,644

End of period	$12,382,487	$12,612,003

Accumulated undistributed (distributions in excess of) net investment income	$7,505	$1,266

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$313,069	$358,585	$28,692	$26,887
Distributions reinvested	30,719	22,668	538	402
Cost of shares redeemed	(274,502)	(108,252)	(12,209)	(6,767)

Change in net assets resulting from Class A capital transactions	$69,286	$273,001	$17,021	$20,522

Class C
Proceeds from shares issued	$—	$—	$7,392	$5,474
Distributions reinvested	—	—	101	84
Cost of shares redeemed	—	—	(3,617)	(1,468)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,876	$4,090

Class R5
Proceeds from shares issued	$—	$—	$258,080	$—
Distributions reinvested	—	—	2,408	1
Cost of shares redeemed	—	—	(12,547)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$247,941	$1

Class R6
Proceeds from shares issued	$2,058,427	$2,411,314	$—	$—
Distributions reinvested	368,866	326,426	—	—
Cost of shares redeemed	(1,381,896)	(180,826)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,045,397	$2,556,914	$—	$—

Institutional Class
Proceeds from shares issued	$276,620	$529,705	$—	$—
Distributions reinvested	34,689	35,134	—	—
Cost of shares redeemed	(208,445)	(160,633)	—	—

Change in net assets resulting from Institutional Class capital transactions	$102,864	$404,206	$—	$—

Select Class
Proceeds from shares issued	$117,175	$374,608	$41,622	$50,453
Distributions reinvested	15,046	7,520	177	3,771
Cost of shares redeemed	(105,038)	(211,808)	(303,448)	(44,219)

Change in net assets resulting from Select Class capital transactions	$27,183	$170,320	$(261,649)	$10,005

Total change in net assets resulting from capital transactions	$1,244,730	$3,404,441	$7,189	$34,618

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	13,968	14,944	1,144	1,094
Reinvested	1,433	985	21	17
Redeemed	(12,641)	(4,497)	(500)	(276)

Change in Class A Shares	2,760	11,432	665	835

Class C
Issued	—	—	309	232
Reinvested	—	—	4	4
Redeemed	—	—	(155)	(61)

Change in Class C Shares	—	—	158	175

Class R5
Issued	—	—	9,397	—
Reinvested	—	—	91	— (a)
Redeemed	—	—	(460)	—

Change in Class R5 Shares	—	—	9,028	— (a)

Class R6
Issued	92,272	99,461	—	—
Reinvested	17,086	14,056	—	—
Redeemed	(63,085)	(7,497)	—	—

Change in Class R6 Shares	46,273	106,020	—	—

Institutional Class
Issued	12,447	21,787	—	—
Reinvested	1,607	1,514	—	—
Redeemed	(9,387)	(6,635)	—	—

Change in Institutional Class Shares	4,667	16,666	—	—

Select Class
Issued	5,191	15,608	1,705	2,071
Reinvested	696	323	7	156
Redeemed	(4,782)	(8,625)	(11,388)	(1,772)

Change in Select Class Shares	1,105	7,306	(9,676)	455

(a)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,283	$1,181	$1,145,689	$1,420,165
Distributions reinvested	47	6	76,806	99,766
Cost of shares redeemed	(756)	(194)	(929,480)	(887,735)
Conversion from Class B Shares	—	—	—	2,543

Change in net assets resulting from Class A capital transactions	$574	$993	$293,015	$634,739

Class B (a)
Proceeds from shares issued	$—	$—	$—	$255
Distributions reinvested	—	—	—	101
Cost of shares redeemed	—	—	—	(1,842)
Conversion to Class A Shares	—	—	—	(2,543)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(4,029)

Class C
Proceeds from shares issued	$770	$782	$342,449	$469,144
Distributions reinvested	26	4	22,526	27,318
Cost of shares redeemed	(358)	(62)	(243,691)	(142,759)

Change in net assets resulting from Class C capital transactions	$438	$724	$121,284	$353,703

Class R2
Proceeds from shares issued	$—	$—	$33,036	$38,187
Distributions reinvested	—	—	1,417	1,483
Cost of shares redeemed	—	—	(15,534)	(11,830)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$18,919	$27,840

Class R5
Proceeds from shares issued	$—	$—	$412,223	$289,715
Distributions reinvested	—	—	13,452	14,261
Cost of shares redeemed	—	—	(240,758)	(90,072)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$184,917	$213,904

Class R6
Proceeds from shares issued	$—	$—	$1,204,396	$427,210
Distributions reinvested	—	—	37,570	26,378
Cost of shares redeemed	—	—	(245,859)	(143,972)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$996,107	$309,616

Select Class
Proceeds from shares issued	$84,242	$19,248	$1,604,186	$1,995,707
Distributions reinvested	118	41	80,801	97,011
Cost of shares redeemed	(29,433)	(14,283)	(1,736,883)	(940,908)

Change in net assets resulting from Select Class capital transactions	$54,927	$5,006	$(51,896)	$1,151,810

Total change in net assets resulting from capital transactions	$55,939	$6,723	$1,562,346	$2,687,583

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	53	49	85,185	102,541
Reinvested	2	— (b)	5,747	7,191
Redeemed	(32)	(8)	(69,349)	(63,788)
Conversion from Class B Shares	—	—	—	181

Change in Class A Shares	23	41	21,583	46,125

Class B (a)
Issued	—	—	—	19
Reinvested	—	—	—	7
Redeemed	—	—	—	(134)
Conversion to Class A Shares	—	—	—	(182)

Change in Class B Shares	—	—	—	(290)

Class C
Issued	33	33	25,820	34,111
Reinvested	1	— (b)	1,712	1,997
Redeemed	(15)	(3)	(18,409)	(10,411)

Change in Class C Shares	19	30	9,123	25,697

Class R2
Issued	—	—	2,472	2,750
Reinvested	—	—	106	107
Redeemed	—	—	(1,164)	(850)

Change in Class R2 Shares	—	—	1,414	2,007

Class R5
Issued	—	—	30,176	20,388
Reinvested	—	—	990	1,012
Redeemed	—	—	(17,661)	(6,358)

Change in Class R5 Shares	—	—	13,505	15,042

Class R6
Issued	—	—	88,149	30,221
Reinvested	—	—	2,760	1,872
Redeemed	—	—	(18,113)	(10,221)

Change in Class R6 Shares	—	—	72,796	21,872

Select Class
Issued	3,648	792	117,769	141,421
Reinvested	5	2	5,955	6,888
Redeemed	(1,210)	(584)	(126,901)	(66,629)

Change in Select Class Shares	2,443	210	(3,177)	81,680

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.
(b)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,769	$47,842	$53,101	$107,013
Distributions reinvested	28,009	13,884	801	594
Cost of shares redeemed	(76,067)	(55,510)	(74,383)	(17,993)
Conversion from Class B Shares	—	2,102	—	—

Change in net assets resulting from Class A capital transactions	$12,711	$8,318	$(20,481)	$89,614

Class B (a)
Proceeds from shares issued	$—	$130	$—	$—
Distributions reinvested	—	65	—	—
Cost of shares redeemed	—	(847)	—	—
Conversion to Class A Shares	—	(2,102)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,754)	$—	$—

Class C
Proceeds from shares issued	$6,659	$12,911	$7,643	$3,979
Distributions reinvested	1,582	554	52	10
Cost of shares redeemed	(5,693)	(3,566)	(1,302)	(621)

Change in net assets resulting from Class C capital transactions	$2,548	$9,899	$6,393	$3,368

Class R2 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R2 capital transactions	$21	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$20	$—	$7	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(426)	—

Change in net assets resulting from Class R5 capital transactions	$21	$—	$(419)	$379

Class R6 (b)
Proceeds from shares issued	$20	$—	$53	$374
Distributions reinvested	1	—	1	5
Cost of shares redeemed	—	—	(424)	—

Change in net assets resulting from Class R6 capital transactions	$21	$—	$(370)	$379

Select Class
Proceeds from shares issued	$15,091	$11,721	$166,370	$125,592
Distributions reinvested	1,957	962	2,047	755
Cost of shares redeemed	(11,548)	(4,225)	(114,645)	(27,379)

Change in net assets resulting from Select Class capital transactions	$5,500	$8,458	$53,772	$98,968

Total change in net assets resulting from capital transactions	$20,822	$23,921	$38,895	$192,708

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Growth and Income Fund			Hedged Equity Fund
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,429		1,044	3,349	6,659
Reinvested	676		308	51	36
Redeemed	(1,790)		(1,222)	(4,647)	(1,083)
Conversion from Class B Shares	—		45	—	—

Change in Class A Shares	315		175	(1,247)	5,612

Class B (a)
Issued	—		3	—	—
Reinvested	—		2	—	—
Redeemed	—		(20)	—	—
Conversion to Class A Shares	—		(46)	—	—

Change in Class B Shares	—		(61)	—	—

Class C
Issued	170		307	482	241
Reinvested	42		13	3	1
Redeemed	(147)		(85)	(82)	(38)

Change in Class C Shares	65		235	403	204

Class R2 (b)
Issued	1		—	—	—
Reinvested	—	(c)	—	—	—

Change in Class R2 Shares	1		—	—	—

Class R5 (b)
Issued	—	(c)	—	— (c)	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R5 Shares	—	(c)	—	(26)	24

Class R6 (b)
Issued	—	(c)	—	4	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R6 Shares	—	(c)	—	(22)	24

Select Class
Issued	345		248	10,436	7,719
Reinvested	45		20	130	46
Redeemed	(256)		(89)	(7,186)	(1,651)

Change in Select Class Shares	134		179	3,380	6,114

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,281,024	$1,015,188	$24,457	$12,794
Distributions reinvested	190,608	80,373	11,625	14,323
Cost of shares redeemed	(1,392,513)	(2,084,770)	(17,824)	(19,005)
Conversion from Class B Shares	—	6,138	—	1,111

Change in net assets resulting from Class A capital transactions	$79,119	$(983,071)	$18,258	$9,223

Class B (a)
Proceeds from shares issued	$—	$125	$—	$31
Distributions reinvested	—	131	—	226
Cost of shares redeemed	—	(2,472)	—	(923)
Conversion to Class A Shares	—	(6,138)	—	(1,111)

Change in net assets resulting from Class B capital transactions	$—	$(8,354)	$—	$(1,777)

Class C
Proceeds from shares issued	$142,471	$110,881	$7,145	$4,828
Distributions reinvested	22,387	7,502	1,705	1,882
Cost of shares redeemed	(130,104)	(107,204)	(3,753)	(2,807)

Change in net assets resulting from Class C capital transactions	$34,754	$11,179	$5,097	$3,903

Class R2
Proceeds from shares issued	$67,268	$78,590	$3,183	$669
Distributions reinvested	7,704	3,119	237	64
Cost of shares redeemed	(100,569)	(89,755)	(608)	(60)

Change in net assets resulting from Class R2 capital transactions	$(25,597)	$(8,046)	$2,812	$673

Class R5
Proceeds from shares issued	$514,798	$337,438	$3,673	$717
Distributions reinvested	52,449	22,865	160	515
Cost of shares redeemed	(607,179)	(549,243)	(3,493)	(843)

Change in net assets resulting from Class R5 capital transactions	$(39,932)	$(188,940)	$340	$389

Class R6
Proceeds from shares issued	$1,387,654	$723,964	$617,794	$5,285
Distributions reinvested	156,166	48,411	79,246	6,344
Cost of shares redeemed	(1,046,538)	(639,517)	(41,590)	(55,097)

Change in net assets resulting from Class R6 capital transactions	$497,282	$132,858	$655,450	$(43,468)

Select Class
Proceeds from shares issued	$1,153,454	$1,342,590	$24,717	$35,937
Distributions reinvested	160,552	69,462	3,536	110,461
Cost of shares redeemed	(2,160,320)	(1,618,945)	(636,434)	(115,684)

Change in net assets resulting from Select Class capital transactions	$(846,314)	$(206,893)	$(608,181)	$30,714

Total change in net assets resulting from capital transactions	$(300,688)	$(1,251,267)	$73,776	$(343)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	37,172	29,011	1,832	805
Reinvested	5,482	2,374	924	989
Redeemed	(40,416)	(59,974)	(1,372)	(1,211)
Conversion from Class B Shares	—	165	—	72

Change in Class A Shares	2,238	(28,424)	1,384	655

Class B (a)
Issued	—	4	—	2
Reinvested	—	4	—	16
Redeemed	—	(80)	—	(60)
Conversion to Class A Shares	—	(189)	—	(74)

Change in Class B Shares	—	(261)	—	(116)

Class C
Issued	4,722	3,633	563	319
Reinvested	751	255	140	134
Redeemed	(4,450)	(3,539)	(297)	(190)

Change in Class C Shares	1,023	349	406	263

Class R2
Issued	1,959	2,288	228	44
Reinvested	226	94	19	5
Redeemed	(2,918)	(2,626)	(45)	(4)

Change in Class R2 Shares	(733)	(244)	202	45

Class R5
Issued	14,389	9,542	285	46
Reinvested	1,488	669	13	36
Redeemed	(17,156)	(15,538)	(267)	(52)

Change in Class R5 Shares	(1,279)	(5,327)	31	30

Class R6
Issued	38,341	20,459	41,745	338
Reinvested	4,416	1,413	6,381	442
Redeemed	(29,799)	(18,258)	(3,365)	(3,591)

Change in Class R6 Shares	12,958	3,614	44,761	(2,811)

Select Class
Issued	33,270	38,845	1,852	2,280
Reinvested	4,602	2,047	277	7,737
Redeemed	(61,477)	(46,403)	(43,139)	(7,526)

Change in Select Class Shares	(23,605)	(5,511)	(41,010)	2,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$469,469	$467,436
Distributions reinvested	70,720	100,057
Cost of shares redeemed	(397,193)	(335,025)
Conversion from Class B Shares	—	3,680

Change in net assets resulting from Class A capital transactions	$142,996	$236,148

Class B (a)
Proceeds from shares issued	$—	$94
Distributions reinvested	—	331
Cost of shares redeemed	—	(1,044)
Conversion to Class A Shares	—	(3,680)

Change in net assets resulting from Class B capital transactions	$—	$(4,299)

Class C
Proceeds from shares issued	$102,150	$100,381
Distributions reinvested	13,355	16,229
Cost of shares redeemed	(56,529)	(35,992)

Change in net assets resulting from Class C capital transactions	$58,976	$80,618

Class R2
Proceeds from shares issued	$72,587	$73,014
Distributions reinvested	9,669	12,101
Cost of shares redeemed	(42,951)	(31,851)

Change in net assets resulting from Class R2 capital transactions	$39,305	$53,264

Class R5
Proceeds from shares issued	$610,125	$154,746
Distributions reinvested	48,938	37,556
Cost of shares redeemed	(195,954)	(134,896)

Change in net assets resulting from Class R5 capital transactions	$463,109	$57,406

Class R6
Proceeds from shares issued	$2,370,357	$798,670
Distributions reinvested	263,145	239,312
Cost of shares redeemed	(553,912)	(439,022)

Change in net assets resulting from Class R6 capital transactions	$2,079,590	$598,960

Institutional Class
Proceeds from shares issued	$985,884	$1,523,300
Distributions reinvested	243,871	381,848
Cost of shares redeemed	(2,103,943)	(1,111,795)

Change in net assets resulting from Institutional Class capital transactions	$(874,188)	$793,353

Select Class
Proceeds from shares issued	$368,200	$1,285,405
Distributions reinvested	57,766	209,185
Cost of shares redeemed	(1,677,242)	(434,850)
Redemptions in-kind (See Note 8)	—	(1,011,282)

Change in net assets resulting from Select Class capital transactions	$(1,251,276)	$48,458

Total change in net assets resulting from capital transactions	$658,512	$1,863,908

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	33,923	31,429
Reinvested	5,214	7,040
Redeemed	(28,824)	(22,457)
Conversion from Class B Shares	—	244

Change in Class A Shares	10,313	16,256

Class B (a)
Issued	—	6
Reinvested	—	24
Redeemed	—	(71)
Conversion to Class A Shares	—	(248)

Change in Class B Shares	—	(289)

Class C
Issued	7,574	6,915
Reinvested	1,010	1,173
Redeemed	(4,215)	(2,474)

Change in Class C Shares	4,369	5,614

Class R2
Issued	5,242	4,931
Reinvested	718	858
Redeemed	(3,104)	(2,153)

Change in Class R2 Shares	2,856	3,636

Class R5
Issued	42,836	10,375
Reinvested	3,593	2,629
Redeemed	(14,029)	(9,000)

Change in Class R5 Shares	32,400	4,004

Class R6
Issued	164,015	53,558
Reinvested	19,299	16,724
Redeemed	(40,193)	(29,144)

Change in Class R6 Shares	143,121	41,138

Institutional Class
Issued	71,431	101,695
Reinvested	17,924	26,755
Redeemed	(154,416)	(74,335)

Change in Institutional Class Shares	(65,061)	54,115

Select Class
Issued	26,575	88,739
Reinvested	4,256	14,687
Redeemed	(114,285)	(29,025)
Redemptions in-kind (See Note 8)	—	(66,840)

Change in Select Class Shares	(83,454)	7,561

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2016	$23.99	$0.26	$(1.32)	$(1.06)	$(0.22)	$(0.97)	$(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	0.61	0.82	(0.20)	—	(0.20)

Class R6
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	0.63	0.92	(0.27)	—	(0.27)

Institutional Class
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	0.63	0.90	(0.25)	—	(0.25)

Select Class
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	0.63	0.88	(0.23)	—	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$21.74	(4.30)%	$497,934	0.85%	1.20%	1.02%	122%
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198

21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198

21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198

21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2016	$25.34	$(0.12	)(d)	$(0.82)	$(0.94)	$(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(d)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)(f)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(d)(g)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—

Class C
Year Ended June 30, 2016	24.39	(0.24	)(d)	(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(d)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)(f)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(d)(g)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—

Class R5
Year Ended June 30, 2016	26.22	0.01	(d)	(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(d)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)(f)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(d)(g)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—

Select Class
Year Ended June 30, 2016	25.83	(0.10	)(d)	(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(d)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)(f)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(d)(g)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.13	(3.77)%	$53,334	1.19%	(0.50)%		1.43%	61%
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(e)(f)	1.25	55
18.94	19.19	126	1.25	(0.30	)(g)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99

23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(e)(f)	1.75	55
18.43	18.60	123	1.74	(0.80	)(g)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99

25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(e)(f)	0.84	55
19.42	19.73	32	0.80	0.15	(g)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99

24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(e)(f)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(g)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2016	$24.78	$(0.01	)(f)	$(0.38	)(g)	$(0.39)	$— (h)	$(0.66)	$(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	0.01		0.79		0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2016	24.34	(0.13	)(f)	(0.37	)(g)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	(0.06)		0.79		0.73	— (h)	—	—

Select Class
Year Ended June 30, 2016	24.95	0.06	(f)	(0.39	)(g)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87		4.91	— (h)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)
July 29, 2011 (j) through June 30, 2012	15.00	0.04		0.80		0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b) (e)

$23.73	(1.60)%	$1,937	1.24%		(0.03)%	1.55%		45%
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(i)	(0.13)	3.75	(i)	61
15.79	5.37	53	1.25	(i)	0.04	5.09	(i)	71

23.18	(2.10)	1,268	1.74		(0.54)	1.96		45
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(i)	(0.63)	4.25	(i)	61
15.73	4.87	52	1.75	(i)	(0.46)	5.58	(i)	71

23.92	(1.37)	136,284	0.99		0.24	1.11		45
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(i)	0.12	3.51	(i)	61
15.81	5.61	3,063	1.00	(i)	0.29	4.84	(i)	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2016	$13.77	$0.25	(f)	$0.35	$0.60	$(0.25)	$(0.11)	$(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)

Class C
Year Ended June 30, 2016	13.58	0.18	(f)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)

Class R2
Year Ended June 30, 2016	13.74	0.21	(f)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)

Class R5
Year Ended June 30, 2016	13.98	0.31	(f)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)

Class R6
Year Ended June 30, 2016	13.97	0.33	(f)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2016	13.97	0.28	(f)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.01	4.45%	$3,370,383	1.04%	1.83%		1.11%	20%
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44

13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44

13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44

14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44

14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2016	$45.46	$0.59	$(0.27)	$0.32	$(0.55)	$(2.48)	$(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	1.16	1.51	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	1.08	1.28	(0.23)	—	(0.23)

Class R2
November 2, 2015 (g) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
November 2, 2015 (g) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
November 2, 2015 (g) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

Select Class
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	1.21	1.66	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.75	1.02%	$422,151	1.06%	1.38%	1.13%	39%
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28

39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28

42.94	(0.40)	20	1.28	1.44	3.72	39

45.01	0.05	20	0.59	2.14	3.02	39

45.01	0.08	20	0.53	2.19	2.96	39

44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2016	$16.47	$0.20	(g)	$(0.28)	$(0.08)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2016	16.43	0.13	(g)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Year Ended June 30, 2016	16.51	0.24	(g)	(0.24)	— (i)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2016	16.52	0.27	(g)	(0.27)	— (i)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Year Ended June 30, 2016	16.50	0.25	(g)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.23	(0.43)%	$71,417	0.85%	1.27%	1.11%	57%
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

16.17	(0.95)	9,867	1.35	0.80	1.52	57
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.28	0.07	25	0.40	1.49	2.16	57
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.28	0.07	74	0.35	1.66	1.40	57
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.26	(0.17)	158,820	0.60	1.54	0.74	57
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2016	$36.82	$(0.06)		$(2.23)	$(2.29)	$—	$(1.60)	$(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(e)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06)		1.32	1.26	—	—	—

Class C
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(e)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15)		1.17	1.02	—	—	—

Class R2
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(e)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12)		1.32	1.20	— (f)	—	— (f)

Class R5
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(e)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04		1.32	1.36	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(e)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05		1.33	1.38	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(e)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01)		1.31	1.30	— (f)	—	— (f)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$32.93	(6.45)%	$4,251,242	1.04%	(0.17)%		1.27%	43%
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(e)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28

28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(e)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28

32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(e)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28

33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(e)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28

33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(e)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28

33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(e)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2016	$15.02	$0.17	$(0.59)	$(0.42)	$(0.16)	$(1.73)	$(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(0.43)	(0.32)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(0.41)	(0.36)	(0.06)	—	(0.06)

Class R2
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(0.42)	(0.34)	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(0.41)	(0.27)	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(0.42)	(0.27)	(0.15)	—	(0.15)

Select Class
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(0.41)	(0.29)	(0.13)	—	(0.13)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$12.71	(2.51)%	$96,373	0.93%	1.27%	1.12%	219%
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144

12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144

12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144

12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144

12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144

12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2016	$14.75	$0.12	(d)	$(0.30)	$(0.18)	$(0.11)	$(0.70)	$(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(d)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(d)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(d)	0.13	0.23	(0.09)	(0.06)	(0.15)

Class C
Year Ended June 30, 2016	14.40	0.05	(d)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(d)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(d)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(d)	0.15	0.19	(0.05)	(0.06)	(0.11)

Class R2
Year Ended June 30, 2016	14.66	0.08	(d)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(d)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(d)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(d)	0.13	0.20	(0.07)	(0.06)	(0.13)

Class R5
Year Ended June 30, 2016	14.80	0.18	(d)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(d)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(d)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(d)	0.14	0.28	(0.13)	(0.06)	(0.19)

Class R6
Year Ended June 30, 2016	14.82	0.18	(d)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(d)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(d)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(d)	0.14	0.28	(0.13)	(0.06)	(0.19)

Institutional Class
Year Ended June 30, 2016	14.79	0.16	(d)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(d)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(d)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(d)	0.14	0.27	(0.12)	(0.06)	(0.18)

Select Class
Year Ended June 30, 2016	14.78	0.13	(d)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(d)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(d)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(d)	0.14	0.26	(0.11)	(0.06)	(0.17)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.76	(1.15)%	$1,446,878	0.94%	0.85%	1.14%	83%
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83

13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83

13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83

13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83

13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83

13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83

13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2*, Class R5*, Class R6* and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class R2, Class R5 and Class R6 Shares commenced operation on November 2, 2015 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,290,363	$8,022	$—	$8,298,385

Appreciation in Other Financial Instruments
Futures Contracts	$1,452	$—	$—	$1,452

Dynamic Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$329,743	$—	$—	$329,743

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$141,470	$—	$—		$141,470

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,051,239	$—	$—		$12,051,239

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$486,362	$—	$—		$486,362

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$242,457	$60	$—		$242,517

Appreciation in Other Financial Instruments
Futures Contracts	$22	$—	$—		$22

Depreciation in Other Financial Instruments
Options Written
Call Option Written	$(3,201)	$—	$—		$(3,201)
Put Option Written	(673)	—	—		(673)

Total Depreciation in Other Financial Instruments	$(3,874)	$—	$—		$(3,874)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$13,746,830	$—	$—		$13,746,830

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$738,953	$—	$—	(d)	$738,953

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$12,345,713	$—	$—	(d)	$12,345,713

Appreciation in Other Financial Instruments
Futures Contracts	$1,108	$—	$—		$1,108

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund, Large Cap Value Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	Large Cap Value Fund		U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$117,326	$2,799	$4,103	(a)	$59,445
Ending Notional Balance Long	102,524	1,777	—		65,632

(a)	Average for the period March 1, 2016 through March 31, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2016 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	1,956	$3,319
Options written	10,975	18,259
Options expired	(8,496)	(11,971)
Options closed	(2,153)	(5,769)

Options outstanding at June 30, 2016	2,282	$3,838

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2016:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,202
Average Number of Contracts Written	2,404
Ending Number of Contracts Purchased	1,141
Ending Number of Contracts Written	2,282

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class	Total
Disciplined Equity Fund
Transfer agency fees	$35	n/a		n/a	n/a	$57	$15	$11	$118
Sub-transfer agency fees	904	n/a		n/a	n/a	—	429	253	1,586
Dynamic Growth Fund
Transfer agency fees	8	$2		n/a	$4	n/a	n/a	6	20
Sub-transfer agency fees	91	12		n/a	2	n/a	n/a	20	125
Equity Focus Fund
Transfer agency fees	2	1		n/a	n/a	n/a	n/a	3	6
Sub-transfer agency fees	1	—	(a)	n/a	n/a	n/a	n/a	4	5

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Class A	Class C	Class R2		Class R5		Class R6		Institutional Class	Select Class	Total
Equity Income Fund
Transfer agency fees	$171	$69	$12		$12		$18		n/a	$62	$344
Sub-transfer agency fees	3,070	829	113		455		—		n/a	2,651	7,118
Growth and Income Fund
Transfer agency fees	207	5	—	(a)	—	(a)	—	(a)	n/a	6	218
Sub-transfer agency fees	221	18	—		—		—		n/a	24	263
Hedged Equity Fund
Transfer agency fees	5	2	n/a		—	(a)	—	(a)	n/a	10	17
Sub-transfer agency fees	123	4	n/a		—	(a)	—		n/a	58	185
Large Cap Growth Fund
Transfer agency fees	402	36	16		22		47		n/a	70	593
Sub-transfer agency fees	7,301	508	409		991		—		n/a	3,557	12,766
Large Cap Value Fund
Transfer agency fees	55	4	1		1		9		n/a	5	75
Sub-transfer agency fees	39	12	6		—	(a)	—		n/a	15	72
U.S. Equity Fund
Transfer agency fees	117	17	7		12		36		$155	36	380
Sub-transfer agency fees	1,817	217	440		609		—		3,174	946	7,203

(a)	Amount rounds to less than $500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—		$(1,445)	$1,445
Dynamic Growth Fund	(1,339)		1,277	62
Equity Focus Fund	—	(a)	— (a)	—	(a)
Equity Income Fund	—		(34)	34
Growth and Income Fund	—	(a)	(45)	45
Hedged Equity Fund	—	(a)	(124)	124
Large Cap Growth Fund	(2,775)		2,775	—	(a)
Large Cap Value Fund	—	(a)	(110)	110
U.S. Equity Fund	106		(5,642)	5,536

(a)	Amount rounds to less than $500.

The reclassifications for the Funds relate primarily to investments in real estate investment trusts, net operating losses and non-taxable dividends.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

Effective April 1, 2016, the Administrator merged into JPMIM, and JPMIM became the Funds’ administrator under the Administration Agreement.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a
Equity Focus Fund	0.25	0.75	n/a
Equity Income Fund	0.25	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.50
Hedged Equity Fund	0.25	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$13	$—
Dynamic Growth Fund	80	1
Equity Focus Fund	2	—
Equity Income Fund	1,093	7
Growth and Income Fund	31	—	(a)
Hedged Equity Fund	5	1
Large Cap Growth Fund	365	5
Large Cap Value Fund	18	—	(a)
U.S. Equity Fund	176	1

(a)	Amount rounds to less than $500.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
Hedged Equity Fund	0.25	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a		n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.19		1.69%		n/a	0.74%	n/a	n/a	0.94
Equity Focus Fund	1.25		1.75		n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54		1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.04	*	1.54	*	1.29	0.59	0.54	n/a	0.79	*
Hedged Equity Fund	0.85		1.35		n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.05		1.55		1.30	0.70	0.65	n/a	0.90
Large Cap Value Fund	0.93		1.45		1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.94		1.44		1.19	0.56	0.51	0.61	0.76

*	Prior to November 1, 2015, the contractual expense limitation for Growth and Income Fund was 1.30%, 1.80%, and 0.90% for Class A, Class C and Select Class Shares respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$32	$21	$1,496	$1,549	$70
Dynamic Growth Fund	99	66	121	286	n/a
Equity Focus Fund	70	47	3	120	—	(a)
Equity Income Fund	33	—	3,764	3,797	135
Growth and Income Fund	27	18	267	312	1
Hedged Equity Fund	186	107	134	427	1
Large Cap Growth Fund	51	—	12,840	12,891	113
Large Cap Value Fund	2	—	202	204	3
U.S. Equity Fund	41	—	7,428	7,469	413

(a)	Amount rounds to less than $500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

Disciplined Equity Fund	$280
Dynamic Growth Fund	—	(a)
Equity Focus Fund	9
Equity Income Fund	537
Growth and Income Fund	19
Hedged Equity Fund	8
Large Cap Growth Fund	1,064
Large Cap Value Fund	33
U.S. Equity Fund	285

(a)	Amount rounds to less than $500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Disciplined Equity Fund, Hedged Equity Fund, Large Cap Value Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$3
Equity Income Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	2
U.S. Equity Fund	10

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$10,430,558	$9,581,262
Dynamic Growth Fund	210,473	205,974
Equity Focus Fund	98,500	46,441
Equity Income Fund	3,308,983	2,035,011
Growth and Income Fund	188,389	197,507
Hedged Equity Fund	169,588	137,694
Large Cap Growth Fund	6,170,668	6,955,105
Large Cap Value Fund	1,543,637	1,561,487
U.S. Equity Fund	10,356,146	10,384,818

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,663,769	$870,707	$236,091	$634,616
Dynamic Growth Fund	263,330	75,350	8,937	66,413
Equity Focus Fund	132,109	15,034	5,673	9,361
Equity Income Fund	10,065,937	2,281,338	296,036	1,985,302
Growth and Income Fund	358,371	140,546	12,555	127,991
Hedged Equity Fund	225,917	27,172	10,572	16,600
Large Cap Growth Fund	9,641,448	4,267,477	162,095	4,105,382
Large Cap Value Fund	707,404	56,619	25,070	31,549
U.S. Equity Fund	9,819,736	2,801,756	275,779	2,525,977

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, non-taxable dividends and mark to market of options.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$306,286	$154,626	$460,912
Dynamic Growth Fund	—	3,697	3,697
Equity Focus Fund	772	1,551	2,323
Equity Income Fund	209,446	81,435	290,881
Growth and Income Fund	8,227	24,955	33,182
Hedged Equity Fund	2,951	—	2,951
Large Cap Growth Fund	—	685,998	685,998
Large Cap Value Fund	32,026	66,050	98,076
U.S. Equity Fund	216,055	549,390	765,445

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$293,140	$113,280	$406,420
Dynamic Growth Fund	—	4,785	4,785
Equity Focus Fund	350	264	614
Equity Income Fund	191,946	154,753	346,699
Growth and Income Fund	5,982	10,291	16,273
Hedged Equity Fund	1,387	—	1,387
Large Cap Growth Fund	—	273,298	273,298
Large Cap Value Fund	68,008	67,495	135,503
U.S. Equity Fund	419,265	666,036	1,085,301

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$14,073	$—	$(130,031)	$634,616
Dynamic Growth Fund	—	62	—	66,413
Equity Focus Fund	186	4	—	9,361
Equity Income Fund	2,004	6,503	—	1,985,302
Growth and Income Fund	284	13,368	—	127,991
Hedged Equity Fund	476	—	(13,305)	16,600
Large Cap Growth Fund	—	545,478	—	4,105,382
Large Cap Value Fund	285	23,684	(1,637)	31,549
U.S. Equity Fund	7,656	77,322	—	2,525,977

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals, non-taxable dividends and mark to market of options.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2016, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$1,637	$1,637

As of June 30, 2016, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Disciplined Equity Fund	$130,031	$—
Hedged Equity Fund	5,312	7,993

During the year ended June 30, 2016, the following Funds utilized pre-enactment capital loss carryforwards as follows (amounts in thousands):

Large Cap Value Fund	$1,637

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 net capital losses and other late year loss of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term	Other late year loss
Disciplined Equity Fund	$277,217	$107,328	$—
Dynamic Growth Fund	13,604	(3,082)	144
Equity Focus Fund	830	(543)	—
Hedged Equity Fund	(82)	112	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016 or at any time during the year then ended. Average borrowings from the Facility for the year ended June 30, 2016, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Growth Fund	$9,300	0.31%	1	$—	(a)

(a)	Amount rounds to less than $500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds had omnibus accounts which represented the following percentage of each Fund's net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Growth Fund	—	n/a	2	12.4%
Equity Focus Fund	4	64.4%	—	n/a
Equity Income Fund	1	10.7	—	n/a
Growth and Income Fund	2	23.2	—	n/a
Hedged Equity Fund	—	n/a	5	59.6
Large Cap Growth Fund	—	n/a	4	21.2
U.S. Equity Fund	3	16.2	—	n/a

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	68.7%
Dynamic Growth Fund	n/a	68.8%	n/a
Equity Focus Fund	32.4%	n/a	n/a
Large Cap Value Fund	n/a	79.0	n/a
U.S. Equity Fund	n/a	n/a	16.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Redemptions in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemptions in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	105

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	107

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,005.10	$4.24	0.85%
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	1,008.00	1.75	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Institutional Class
Actual	1,000.00	1,007.10	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Select Class
Actual	1,000.00	1,006.30	2.99	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	930.60	5.71	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class C
Actual	1,000.00	928.10	8.10	1.69
Hypothetical	1,000.00	1,016.46	8.47	1.69
Class R5
Actual	1,000.00	932.70	3.56	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	931.60	4.56	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$966.20	$6.06	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	963.40	8.49	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select Class
Actual	1,000.00	967.20	4.84	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Equity Income Fund
Class A
Actual	1,000.00	1,056.60	5.32	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class C
Actual	1,000.00	1,055.00	7.87	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R2
Actual	1,000.00	1,055.90	6.59	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R5
Actual	1,000.00	1,059.20	3.02	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	1,059.60	2.56	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,058.90	3.99	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,027.30	5.19	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03
Class C
Actual	1,000.00	1,025.00	7.70	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class R2
Actual	1,000.00	1,026.30	6.45	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class R5
Actual	1,000.00	1,029.60	2.98	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	1,029.90	2.67	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Select Class
Actual	1,000.00	1,028.90	3.93	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78

Hedged Equity Fund
Class A
Actual	1,000.00	1,019.20	4.27	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class C
Actual	1,000.00	1,016.50	6.77	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,021.50	$2.01	0.40%
Hypothetical	1,000.00	1,022.87	2.01	0.40
Class R6
Actual	1,000.00	1,021.80	1.76	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Select Class
Actual	1,000.00	1,020.50	3.01	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	928.40	4.99	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class C
Actual	1,000.00	926.30	7.38	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R2
Actual	1,000.00	927.10	6.18	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R5
Actual	1,000.00	930.00	3.31	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R6
Actual	1,000.00	930.50	2.88	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Select Class
Actual	1,000.00	929.20	4.27	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,006.50	4.64	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	1,004.30	7.23	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class R2
Actual	1,000.00	1,005.20	5.98	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class R5
Actual	1,000.00	1,008.10	2.90	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Class R6
Actual	1,000.00	1,008.60	2.55	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Select Class
Actual	1,000.00	1,007.20	4.39	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88

U.S. Equity Fund
Class A
Actual	1,000.00	1,003.50	4.68	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	1,000.50	7.16	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,001.70	$5.92	1.19%
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R5
Actual	1,000.00	1,005.40	2.79	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	1,005.00	2.49	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Institutional Class
Actual	1,000.00	1,005.10	3.04	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Select Class
Actual	1,000.00	1,004.50	3.79	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Disciplined Equity Fund	45.62%
Equity Focus Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	43.51
U.S. Equity Fund	95.20

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$154,626
Dynamic Growth Fund	3,697
Equity Focus Fund	1,551
Equity Income Fund	81,435
Growth and Income Fund	24,955
Large Cap Growth Fund	685,998
Large Cap Value Fund	66,050
U.S. Equity Fund	549,390

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$163,274
Equity Focus Fund	772
Equity Income Fund	209,446
Growth and Income Fund	8,227
Hedged Equity Fund	2,951
Large Cap Value Fund	15,990
U.S. Equity Fund	216,055

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	113

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-LCE-616

Annual Report

J.P. Morgan Equity Funds

June 30, 2016

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the S&P 500 down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the Fed decided against raising interest rates. In June, the U.K. vote to leave the EU sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.81%
S&P 500 Index**	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$1,507,382

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares performed largely in line with the Benchmark for the twelve months ended June 30, 2016, before considering the effect of Fund fees and expenses. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Despite three sharp sell-offs in global equity markets in August, January and June, U.S. equities overall turned in a positive performance for the twelve month reporting period. The consumer staples, information technology and utilities sectors were the largest contributors to performance of both the Fund and the Benchmark, while the financials, health care and energy sectors were the larges detractors from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	2.9%
2.	Microsoft Corp.	2.2
3.	Exxon Mobil Corp.	2.1
4.	Johnson & Johnson	1.8
5.	General Electric Co.	1.6
6.	Amazon.com, Inc.	1.5
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	AT&T, Inc.	1.5
9.	Facebook, Inc., Class A	1.4
10.	Verizon Communications, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	19.6%
Financials	15.6
Health Care	14.6
Consumer Discretionary	12.2
Consumer Staples	10.5
Industrials	10.1
Energy	7.3
Utilities	3.6
Telecommunication Services	2.9
Materials	2.8
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(1.91)%	10.39%	6.39%
Without Sales Charge		3.53	11.59	6.97
CLASS C SHARES	November 4, 1997
With CDSC**		1.76	10.75	6.17
Without CDSC		2.76	10.75	6.17
SELECT CLASS SHARES	July 2, 1991	3.81	11.86	7.23

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.47%
S&P 1000 Index**	0.93%

Net Assets as of 6/30/2016 (In Thousands)	$935,358

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 1000 Index (S&P 1000 Index) (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health services & systems sector and the real estate investment trust sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the software & services sector and the consumer staples sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Community Health Systems Inc., Jones Lang LaSalle Inc. and DiamondRock Hospitality Co. Shares of Community Health Systems, an operator of acute care hospitals, fell after the company reported lower than expected quarterly revenue and earnings. Shares of Jones Lang LaSalle, a real estate investment company, fell amid investor concerns that a strong U.S. dollar, an increase in interest rates and capital controls in China could hurt the company’s earnings. Shares of DiamondRock Hospitality, a lodging real estate investment trust, declined as investors expected the continued strength of the U.S. dollar would reduce foreign tourist traffic in the U.S.

Leading individual contributors to relative performance included the Fund’s overweight positions in Huntington Ingalls Industries Inc., Computer Sciences Co. and Insperity Inc. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on growth in earnings and contracts. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Insperity, a provider of human resources services, rose after the company increased its quarterly dividend and reported better than expected quarterly earnings.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Ingredion, Inc.	0.9%
2.	UGI Corp.	0.8
3.	Atmos Energy Corp.	0.8
4.	Synopsys, Inc.	0.8
5.	Huntington Ingalls Industries, Inc.	0.8
6.	Computer Sciences Corp.	0.7
7.	Mid-America Apartment Communities, Inc.	0.7
8.	Broadridge Financial Solutions, Inc.	0.7
9.	Arrow Electronics, Inc.	0.7
10.	Everest Re Group Ltd., (Bermuda)	0.6

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR****
Financials	24.5%
Information Technology	16.8
Industrials	15.3
Consumer Discretionary	10.6
Health Care	10.2
Materials	7.1
Utilities	5.8
Consumer Staples	3.7
Energy	3.3
Telecommunication Services	0.7
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge*		(5.05)%	9.32%	7.12%
Without Sales Charge		0.22	10.51	7.70
CLASS C SHARES	March 22, 1999
With CDSC**		(1.43)	9.78	6.94
Without CDSC		(0.43)	9.78	6.94
CLASS R2 SHARES	November 3, 2008	(0.05)	10.23	7.37
SELECT CLASS SHARES	July 31, 1998	0.47	10.81	7.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds

Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within the small cap and mid cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.5%
	Consumer Discretionary — 12.2%
	Auto Components — 0.3%
18	BorgWarner, Inc.	530
22	Delphi Automotive plc, (United Kingdom)	1,408
22	Goodyear Tire & Rubber Co. (The)	563
53	Johnson Controls, Inc.	2,365

		4,866

	Automobiles — 0.5%
322	Ford Motor Co.	4,043
115	General Motors Co.	3,268
15	Harley-Davidson, Inc.	676

		7,987

	Distributors — 0.2%
12	Genuine Parts Co.	1,249
25	LKQ Corp. (a)	801

		2,050

	Diversified Consumer Services — 0.0% (g)
18	H&R Block, Inc.	425

	Hotels, Restaurants & Leisure — 1.7%
36	Carnival Corp.	1,597
2	Chipotle Mexican Grill, Inc. (a)	970
9	Darden Restaurants, Inc.	595
16	Marriott International, Inc., Class A	1,045
72	McDonald’s Corp.	8,707
14	Royal Caribbean Cruises Ltd.	929
121	Starbucks Corp.	6,897
14	Starwood Hotels & Resorts Worldwide, Inc.	1,027
9	Wyndham Worldwide Corp.	657
7	Wynn Resorts Ltd.	608
34	Yum! Brands, Inc.	2,785

		25,817

	Household Durables — 0.5%
27	D.R. Horton, Inc.	856
10	Garmin Ltd., (Switzerland)	410
6	Harman International Industries, Inc.	418
11	Leggett & Platt, Inc.	566
15	Lennar Corp., Class A	697
5	Mohawk Industries, Inc. (a)	997
38	Newell Brands, Inc.	1,828
26	PulteGroup, Inc.	506
6	Whirlpool Corp.	1,043

		7,321

	Internet & Catalog Retail — 2.2%
32	Amazon.com, Inc. (a)	22,821
10	Expedia, Inc.	1,027

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
35	Netflix, Inc. (a)	3,229
4	Priceline Group, Inc. (The) (a)	5,107
9	TripAdvisor, Inc. (a)	606

		32,790

	Leisure Products — 0.1%
9	Hasbro, Inc.	777
28	Mattel, Inc.	878

		1,655

	Media — 2.7%
34	CBS Corp. (Non-Voting), Class B	1,864
199	Comcast Corp., Class A	12,991
12	Discovery Communications, Inc., Class A (a)	313
20	Discovery Communications, Inc., Class C (a)	469
33	Interpublic Group of Cos., Inc. (The)	766
31	News Corp., Class A	356
9	News Corp., Class B	104
20	Omnicom Group, Inc.	1,597
8	Scripps Networks Interactive, Inc., Class A	488
18	TEGNA, Inc.	415
65	Time Warner, Inc.	4,767
90	Twenty-First Century Fox, Inc., Class A	2,443
36	Twenty-First Century Fox, Inc., Class B	968
29	Viacom, Inc., Class B	1,185
123	Walt Disney Co. (The)	12,034

		40,760

	Multiline Retail — 0.6%
23	Dollar General Corp.	2,199
19	Dollar Tree, Inc. (a)	1,830
15	Kohl’s Corp.	574
25	Macy’s, Inc.	854
11	Nordstrom, Inc.	402
49	Target Corp.	3,391

		9,250

	Specialty Retail — 2.6%
6	Advance Auto Parts, Inc.	980
6	AutoNation, Inc. (a)	276
2	AutoZone, Inc. (a)	1,954
13	Bed Bath & Beyond, Inc.	550
23	Best Buy Co., Inc.	711
16	CarMax, Inc. (a)	783
11	Foot Locker, Inc.	615
19	Gap, Inc. (The)	397
103	Home Depot, Inc. (The)	13,093
21	L Brands, Inc.	1,400

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
73	Lowe’s Cos., Inc.	5,782
8	O’Reilly Automotive, Inc. (a)	2,155
33	Ross Stores, Inc.	1,877
6	Signet Jewelers Ltd.	530
53	Staples, Inc.	459
9	Tiffany & Co.	548
54	TJX Cos., Inc. (The)	4,208
11	Tractor Supply Co.	1,003
5	Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,254
7	Urban Outfitters, Inc. (a)	196

		38,771

	Textiles, Apparel & Luxury Goods — 0.8%
23	Coach, Inc.	933
31	Hanesbrands, Inc.	782
15	Michael Kors Holdings Ltd., (United Kingdom) (a)	720
110	NIKE, Inc., Class B	6,058
7	PVH Corp.	629
5	Ralph Lauren Corp.	421
15	Under Armour, Inc., Class A (a)	606
15	Under Armour, Inc., Class C (a)	552
27	V.F. Corp.	1,691

		12,392

	Total Consumer Discretionary	184,084

	Consumer Staples — 10.5%
	Beverages — 2.3%
8	Brown-Forman Corp., Class B	826
321	Coca-Cola Co. (The)	14,547
15	Constellation Brands, Inc., Class A	2,405
15	Dr. Pepper Snapple Group, Inc.	1,480
15	Molson Coors Brewing Co., Class B	1,535
12	Monster Beverage Corp. (a)	1,865
119	PepsiCo, Inc.	12,612

		35,270

	Food & Staples Retailing — 2.3%
36	Costco Wholesale Corp.	5,670
89	CVS Health Corp.	8,475
79	Kroger Co. (The)	2,892
43	Sysco Corp.	2,192
71	Walgreens Boots Alliance, Inc.	5,931
126	Wal-Mart Stores, Inc.	9,191
26	Whole Foods Market, Inc.	848

		35,199

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.9%
48	Archer-Daniels-Midland Co.	2,077
15	Campbell Soup Co.	983
36	ConAgra Foods, Inc.	1,720
49	General Mills, Inc.	3,494
12	Hershey Co. (The)	1,315
22	Hormel Foods Corp.	815
10	JM Smucker Co. (The)	1,503
21	Kellogg Co.	1,696
49	Kraft Heinz Co. (The)	4,345
10	McCormick & Co., Inc. (Non-Voting)	1,014
15	Mead Johnson Nutrition Co.	1,396
128	Mondelez International, Inc., Class A	5,822
25	Tyson Foods, Inc., Class A	1,654

		27,834

	Household Products — 2.0%
11	Church & Dwight Co., Inc.	1,088
11	Clorox Co. (The)	1,475
74	Colgate-Palmolive Co.	5,388
30	Kimberly-Clark Corp.	4,081
219	Procter & Gamble Co. (The)	18,576

		30,608

	Personal Products — 0.1%
18	Estee Lauder Cos., Inc. (The), Class A	1,670

	Tobacco — 1.9%
161	Altria Group, Inc.	11,120
128	Philip Morris International, Inc.	13,005
68	Reynolds American, Inc.	3,680

		27,805

	Total Consumer Staples	158,386

	Energy — 7.3%
	Energy Equipment & Services — 1.1%
36	Baker Hughes, Inc.	1,629
5	Diamond Offshore Drilling, Inc.	129
19	FMC Technologies, Inc. (a)	498
71	Halliburton Co.	3,207
9	Helmerich & Payne, Inc.	598
31	National Oilwell Varco, Inc.	1,046
115	Schlumberger Ltd.	9,057
28	Transocean Ltd., (Switzerland)	336

		16,500

	Oil, Gas & Consumable Fuels — 6.2%
42	Anadarko Petroleum Corp.	2,240
31	Apache Corp.	1,737

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
38	Cabot Oil & Gas Corp.	987
48	Chesapeake Energy Corp. (a)	206
155	Chevron Corp.	16,284
8	Cimarex Energy Co.	932
33	Columbia Pipeline Group, Inc.	840
11	Concho Resources, Inc. (a)	1,281
102	ConocoPhillips	4,450
43	Devon Energy Corp.	1,566
45	EOG Resources, Inc.	3,784
14	EQT Corp.	1,102
342	Exxon Mobil Corp.	32,037
22	Hess Corp.	1,306
151	Kinder Morgan, Inc.	2,823
70	Marathon Oil Corp.	1,049
44	Marathon Petroleum Corp.	1,658
13	Murphy Oil Corp.	424
16	Newfield Exploration Co. (a)	716
35	Noble Energy, Inc.	1,267
63	Occidental Petroleum Corp.	4,756
17	ONEOK, Inc.	822
39	Phillips 66	3,059
13	Pioneer Natural Resources Co.	2,038
14	Range Resources Corp.	604
39	Southwestern Energy Co. (a)	491
56	Spectra Energy Corp.	2,066
10	Tesoro Corp.	741
39	Valero Energy Corp.	1,975
56	Williams Cos., Inc. (The)	1,218

		94,459

	Total Energy	110,959

	Financials — 15.7%
	Banks — 5.2%
847	Bank of America Corp.	11,235
68	BB&T Corp.	2,409
242	Citigroup, Inc.	10,254
43	Citizens Financial Group, Inc.	866
14	Comerica, Inc.	594
63	Fifth Third Bancorp	1,113
66	Huntington Bancshares, Inc.	589
301	JPMorgan Chase & Co. (q)	18,728
69	KeyCorp	767
13	M&T Bank Corp.	1,544
26	People’s United Financial, Inc.	376
41	PNC Financial Services Group, Inc. (The)	3,349
104	Regions Financial Corp.	888

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
41	SunTrust Banks, Inc.	1,697
134	U.S. Bancorp	5,394
381	Wells Fargo & Co.	18,023
17	Zions Bancorporation	424

		78,250

	Capital Markets — 1.8%
4	Affiliated Managers Group, Inc. (a)	624
14	Ameriprise Financial, Inc.	1,228
89	Bank of New York Mellon Corp. (The)	3,449
10	BlackRock, Inc.	3,551
99	Charles Schwab Corp. (The)	2,509
23	E*TRADE Financial Corp. (a)	540
30	Franklin Resources, Inc.	1,014
32	Goldman Sachs Group, Inc. (The)	4,731
34	Invesco Ltd.	878
9	Legg Mason, Inc.	256
125	Morgan Stanley	3,235
18	Northern Trust Corp.	1,171
33	State Street Corp.	1,760
20	T. Rowe Price Group, Inc.	1,493

		26,439

	Consumer Finance — 0.7%
67	American Express Co.	4,048
42	Capital One Financial Corp.	2,681
34	Discover Financial Services	1,821
27	Navient Corp.	325
69	Synchrony Financial (a)	1,738

		10,613

	Diversified Financial Services — 2.1%
154	Berkshire Hathaway, Inc., Class B (a)	22,362
28	CME Group, Inc.	2,719
10	Intercontinental Exchange, Inc.	2,511
27	Leucadia National Corp.	476
14	Moody’s Corp.	1,306
9	Nasdaq, Inc.	614
22	S&P Global, Inc.	2,339

		32,327

	Insurance — 2.7%
34	Aflac, Inc.	2,462
31	Allstate Corp. (The)	2,158
92	American International Group, Inc.	4,878
22	Aon plc, (United Kingdom)	2,385
15	Arthur J. Gallagher & Co.	695
5	Assurant, Inc.	441

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
38	Chubb Ltd., (Switzerland)	5,004
12	Cincinnati Financial Corp.	913
32	Hartford Financial Services Group, Inc. (The)	1,439
20	Lincoln National Corp.	764
22	Loews Corp.	907
43	Marsh & McLennan Cos., Inc.	2,941
91	MetLife, Inc.	3,607
22	Principal Financial Group, Inc.	913
48	Progressive Corp. (The)	1,610
36	Prudential Financial, Inc.	2,599
9	Torchmark Corp.	572
24	Travelers Cos., Inc. (The)	2,869
20	Unum Group	623
11	Willis Towers Watson plc, (United Kingdom)	1,418
23	XL Group plc, (Ireland)	781

		39,979

	Real Estate Investment Trusts (REITs) — 3.2%
35	American Tower Corp.	3,976
13	Apartment Investment & Management Co., Class A	570
11	AvalonBay Communities, Inc.	2,039
13	Boston Properties, Inc.	1,670
28	Crown Castle International Corp.	2,816
12	Digital Realty Trust, Inc.	1,319
6	Equinix, Inc.	2,219
30	Equity Residential	2,075
5	Essex Property Trust, Inc.	1,230
10	Extra Space Storage, Inc.	955
6	Federal Realty Investment Trust	968
48	General Growth Properties, Inc.	1,433
38	HCP, Inc.	1,362
62	Host Hotels & Resorts, Inc.	998
20	Iron Mountain, Inc.	785
35	Kimco Realty Corp.	1,085
10	Macerich Co. (The)	888
43	Prologis, Inc.	2,124
12	Public Storage	3,105
21	Realty Income Corp.	1,473
26	Simon Property Group, Inc.	5,531
8	SL Green Realty Corp.	880
22	UDR, Inc.	813
28	Ventas, Inc.	2,029
15	Vornado Realty Trust	1,464
29	Welltower, Inc.	2,241
62	Weyerhaeuser Co.	1,833

		47,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.0% (g)
24	CBRE Group, Inc., Class A (a)	637

	Total Financials	236,126

	Health Care — 14.6%
	Biotechnology — 2.3%
18	Alexion Pharmaceuticals, Inc. (a)	2,156
62	Amgen, Inc.	9,420
18	Biogen, Inc. (a)	4,366
64	Celgene Corp. (a)	6,297
110	Gilead Sciences, Inc.	9,157
6	Regeneron Pharmaceuticals, Inc. (a)	2,245
20	Vertex Pharmaceuticals, Inc. (a)	1,754

		35,395

	Health Care Equipment & Supplies — 2.5%
121	Abbott Laboratories	4,760
46	Baxter International, Inc.	2,058
17	Becton, Dickinson and Co.	2,966
112	Boston Scientific Corp. (a)	2,614
6	C.R. Bard, Inc.	1,421
19	Dentsply Sirona, Inc.	1,198
17	Edwards Lifesciences Corp. (a)	1,741
20	Hologic, Inc. (a)	692
3	Intuitive Surgical, Inc. (a)	2,075
116	Medtronic plc, (Ireland)	10,056
23	St. Jude Medical, Inc.	1,828
26	Stryker Corp.	3,103
8	Varian Medical Systems, Inc. (a)	645
16	Zimmer Biomet Holdings, Inc.	1,976

		37,133

	Health Care Providers & Services — 2.8%
29	Aetna, Inc.	3,529
15	AmerisourceBergen Corp.	1,199
22	Anthem, Inc.	2,847
27	Cardinal Health, Inc.	2,095
14	Centene Corp. (a)	1,003
21	Cigna Corp.	2,706
13	DaVita HealthCare Partners, Inc. (a)	1,040
52	Express Scripts Holding Co. (a)	3,953
25	HCA Holdings, Inc. (a)	1,911
7	Henry Schein, Inc. (a)	1,196
12	Humana, Inc.	2,210
8	Laboratory Corp. of America Holdings (a)	1,099
19	McKesson Corp.	3,462
7	Patterson Cos., Inc.	329
12	Quest Diagnostics, Inc.	949

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
78	UnitedHealth Group, Inc.	11,065
7	Universal Health Services, Inc., Class B	992

		41,585

	Health Care Technology — 0.1%
25	Cerner Corp. (a)	1,453

	Life Sciences Tools & Services — 0.6%
27	Agilent Technologies, Inc.	1,198
12	Illumina, Inc. (a)	1,703
9	PerkinElmer, Inc.	471
32	Thermo Fisher Scientific, Inc.	4,793
7	Waters Corp. (a)	938

		9,103

	Pharmaceuticals — 6.3%
133	AbbVie, Inc.	8,253
33	Allergan plc (a)	7,534
138	Bristol-Myers Squibb Co.	10,119
80	Eli Lilly & Co.	6,305
17	Endo International plc, (Ireland) (a)	263
227	Johnson & Johnson	27,500
9	Mallinckrodt plc (a)	548
228	Merck & Co., Inc.	13,143
35	Mylan N.V. (a)	1,522
12	Perrigo Co. plc, (Ireland)	1,070
500	Pfizer, Inc.	17,601
38	Zoetis, Inc.	1,786

		95,644

	Total Health Care	220,313

	Industrials — 10.1%
	Aerospace & Defense — 2.6%
49	Boeing Co. (The)	6,409
24	General Dynamics Corp.	3,297
63	Honeywell International, Inc.	7,307
6	L-3 Communications Holdings, Inc.	930
22	Lockheed Martin Corp.	5,355
15	Northrop Grumman Corp.	3,306
24	Raytheon Co.	3,328
11	Rockwell Collins, Inc.	914
22	Textron, Inc.	810
4	TransDigm Group, Inc. (a)	1,152
64	United Technologies Corp.	6,578

		39,386

	Air Freight & Logistics — 0.7%
12	C.H. Robinson Worldwide, Inc.	874

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — continued
15	Expeditors International of Washington, Inc.	736
21	FedEx Corp.	3,123
57	United Parcel Service, Inc., Class B	6,130

		10,863

	Airlines — 0.5%
10	Alaska Air Group, Inc.	592
48	American Airlines Group, Inc.	1,349
64	Delta Air Lines, Inc.	2,317
53	Southwest Airlines Co.	2,064
28	United Continental Holdings, Inc. (a)	1,136

		7,458

	Building Products — 0.1%
8	Allegion plc, (Ireland)	548
13	Fortune Brands Home & Security, Inc.	733
27	Masco Corp.	848

		2,129

	Commercial Services & Supplies — 0.4%
7	Cintas Corp.	701
16	Pitney Bowes, Inc.	277
20	Republic Services, Inc.	1,003
7	Stericycle, Inc. (a)	729
35	Tyco International plc	1,494
34	Waste Management, Inc.	2,257

		6,461

	Construction & Engineering — 0.1%
11	Fluor Corp.	565
10	Jacobs Engineering Group, Inc. (a)	501
12	Quanta Services, Inc. (a)	288

		1,354

	Electrical Equipment — 0.5%
4	Acuity Brands, Inc.	896
19	AMETEK, Inc.	889
38	Eaton Corp. plc	2,255
53	Emerson Electric Co.	2,766
11	Rockwell Automation, Inc.	1,232

		8,038

	Industrial Conglomerates — 2.6%
50	3M Co.	8,754
49	Danaher Corp.	4,988
758	General Electric Co. (k)	23,859
8	Roper Technologies, Inc.	1,423

		39,024

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 1.3%
48	Caterpillar, Inc.	3,648
13	Cummins, Inc.	1,468
25	Deere & Co.	1,994
13	Dover Corp.	887
11	Flowserve Corp.	485
27	Illinois Tool Works, Inc.	2,777
21	Ingersoll-Rand plc	1,351
29	PACCAR, Inc.	1,498
11	Parker-Hannifin Corp.	1,200
15	Pentair plc, (United Kingdom)	868
5	Snap-on, Inc.	756
12	Stanley Black & Decker, Inc.	1,376
15	Xylem, Inc.	659

		18,967

	Professional Services — 0.3%
3	Dun & Bradstreet Corp. (The)	364
10	Equifax, Inc.	1,259
30	Nielsen Holdings plc	1,546
11	Robert Half International, Inc.	413
13	Verisk Analytics, Inc. (a)	1,034

		4,616

	Road & Rail — 0.8%
79	CSX Corp.	2,055
7	J.B. Hunt Transport Services, Inc.	594
9	Kansas City Southern	802
24	Norfolk Southern Corp.	2,075
4	Ryder System, Inc.	270
69	Union Pacific Corp.	6,048

		11,844

	Trading Companies & Distributors — 0.2%
24	Fastenal Co.	1,057
7	United Rentals, Inc. (a)	489
5	W.W. Grainger, Inc.	1,057

		2,603

	Total Industrials	152,743

	Information Technology — 19.7%
	Communications Equipment — 1.0%
415	Cisco Systems, Inc.	11,894
6	F5 Networks, Inc. (a)	628
10	Harris Corp.	858
29	Juniper Networks, Inc.	655
13	Motorola Solutions, Inc.	864

		14,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.3%
25	Amphenol Corp., Class A	1,455
89	Corning, Inc.	1,815
11	FLIR Systems, Inc.	351
29	TE Connectivity Ltd., (Switzerland)	1,684

		5,305

	Internet Software & Services — 4.1%
14	Akamai Technologies, Inc. (a)	810
24	Alphabet, Inc., Class A (a)	17,029
24	Alphabet, Inc., Class C (a)	16,849
87	eBay, Inc. (a)	2,039
191	Facebook, Inc., Class A (a)	21,776
8	VeriSign, Inc. (a)	680
72	Yahoo!, Inc. (a)	2,705

		61,888

	IT Services — 3.7%
51	Accenture plc, (Ireland), Class A	5,825
5	Alliance Data Systems Corp. (a)	952
38	Automatic Data Processing, Inc.	3,449
50	Cognizant Technology Solutions Corp., Class A (a)	2,858
11	CSRA, Inc.	265
23	Fidelity National Information Services, Inc.	1,685
18	Fiserv, Inc. (a)	1,993
13	Global Payments, Inc.	906
73	International Business Machines Corp.	11,048
80	MasterCard, Inc., Class A	7,046
26	Paychex, Inc.	1,572
91	PayPal Holdings, Inc. (a)	3,319
11	Teradata Corp. (a)	269
14	Total System Services, Inc.	739
157	Visa, Inc., Class A	11,644
40	Western Union Co. (The)	776
78	Xerox Corp.	745

		55,091

	Semiconductors & Semiconductor Equipment — 2.8%
25	Analog Devices, Inc.	1,435
90	Applied Materials, Inc.	2,152
31	Broadcom Ltd., (Singapore)	4,751
6	First Solar, Inc. (a)	306
389	Intel Corp.	12,765
13	KLA-Tencor Corp.	940
13	Lam Research Corp.	1,106
20	Linear Technology Corp.	917
18	Microchip Technology, Inc.	899

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
85	Micron Technology, Inc. (a)	1,176
42	NVIDIA Corp.	1,966
11	Qorvo, Inc. (a)	581
121	QUALCOMM, Inc.	6,486
16	Skyworks Solutions, Inc.	992
83	Texas Instruments, Inc.	5,185
21	Xilinx, Inc.	965

		42,622

	Software — 4.2%
42	Activision Blizzard, Inc.	1,664
41	Adobe Systems, Inc. (a)	3,949
19	Autodesk, Inc. (a)	1,002
24	CA, Inc.	801
13	Citrix Systems, Inc. (a)	1,024
25	Electronic Arts, Inc. (a)	1,883
21	Intuit, Inc.	2,354
648	Microsoft Corp.	33,151
257	Oracle Corp.	10,500
15	Red Hat, Inc. (a)	1,086
52	salesforce.com, Inc. (a)	4,168
50	Symantec Corp.	1,036

		62,618

	Technology Hardware, Storage & Peripherals — 3.6%
451	Apple, Inc.	43,159
161	EMC Corp.	4,374
137	Hewlett Packard Enterprise Co.	2,502
141	HP, Inc.	1,770
24	NetApp, Inc.	586
25	Seagate Technology plc	599
23	Western Digital Corp.	1,096

		54,086

	Total Information Technology	296,509

	Materials — 2.9%
	Chemicals — 2.1%
16	Air Products & Chemicals, Inc.	2,277
9	Albemarle Corp.	734
19	CF Industries Holdings, Inc.	463
93	Dow Chemical Co. (The)	4,600
72	E.I. du Pont de Nemours & Co.	4,665
12	Eastman Chemical Co.	832
22	Ecolab, Inc.	2,580
11	FMC Corp.	511
7	International Flavors & Fragrances, Inc.	828
28	LyondellBasell Industries N.V., Class A	2,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
36	Monsanto Co.	3,723
29	Mosaic Co. (The)	755
22	PPG Industries, Inc.	2,284
24	Praxair, Inc.	2,643
6	Sherwin-Williams Co. (The)	1,903

		30,892

	Construction Materials — 0.2%
5	Martin Marietta Materials, Inc.	1,005
11	Vulcan Materials Co.	1,322

		2,327

	Containers & Packaging — 0.3%
7	Avery Dennison Corp.	550
14	Ball Corp.	1,037
34	International Paper Co.	1,436
13	Owens-Illinois, Inc. (a)	240
16	Sealed Air Corp.	747
21	WestRock Co.	809

		4,819

	Metals & Mining — 0.3%
108	Alcoa, Inc.	1,005
103	Freeport-McMoRan, Inc.	1,150
44	Newmont Mining Corp.	1,710
26	Nucor Corp.	1,295

		5,160

	Total Materials	43,198

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
507	AT&T, Inc.	21,924
45	CenturyLink, Inc.	1,305
97	Frontier Communications Corp.	478
24	Level 3 Communications, Inc. (a)	1,230
336	Verizon Communications, Inc.	18,761

	Total Telecommunication Services	43,698

	Utilities — 3.6%
	Electric Utilities — 2.2%
40	American Electric Power Co., Inc.	2,838
57	Duke Energy Corp.	4,871
27	Edison International	2,086
15	Entergy Corp.	1,198
26	Eversource Energy	1,566
76	Exelon Corp.	2,762
35	FirstEnergy Corp.	1,222
38	NextEra Energy, Inc.	4,960

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
41	PG&E Corp.	2,613
9	Pinnacle West Capital Corp.	743
56	PPL Corp.	2,106
77	Southern Co. (The)	4,149
42	Xcel Energy, Inc.	1,875

		32,989

	Gas Utilities — 0.0% (g)
10	AGL Resources, Inc.	656

	Independent Power & Renewable Electricity Producers — 0.1%
54	AES Corp.	678
26	NRG Energy, Inc.	389

		1,067

	Multi-Utilities — 1.2%
20	Ameren Corp.	1,071
35	CenterPoint Energy, Inc.	852
23	CMS Energy Corp.	1,055
25	Consolidated Edison, Inc.	2,017
51	Dominion Resources, Inc.	3,958
15	DTE Energy Co.	1,466
27	NiSource, Inc.	703
42	Public Service Enterprise Group, Inc.	1,944
12	SCANA Corp.	891
20	Sempra Energy	2,227
19	TECO Energy, Inc.	537
26	WEC Energy Group, Inc.	1,699

		18,420

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
15	American Water Works Co., Inc.	1,238

	Total Utilities	54,370

	Total Common Stocks (Cost $485,912)	1,500,386

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	1
25	Safeway, Inc., PDC CVR, expiring 01/30/18 (a)	2

	Total Rights (Cost $—)	3

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
11,729	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $11,729)	11,729

	Total Investments — 100.3% (Cost $497,641)	1,512,118
	Liabilities in Excess of Other Assets — (0.3)%	(4,736)

	NET ASSETS — 100.0%	$1,507,382

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
103	E-mini S&P 500	09/16/16	USD	$10,765	$99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 10.5%
	Auto Components — 0.4%
218	Dana Holding Corp.	2,302
11	Drew Industries, Inc.	916
9	Gentherm, Inc. (a)	302
12	Standard Motor Products, Inc.	485

		4,005

	Automobiles — 0.2%
19	Thor Industries, Inc.	1,233
14	Winnebago Industries, Inc.	309

		1,542

	Distributors — 0.5%
7	Core-Mark Holding Co., Inc.	338
132	LKQ Corp. (a)	4,181

		4,519

	Diversified Consumer Services — 0.2%
7	Capella Education Co.	345
2	Graham Holdings Co., Class B	979
5	Strayer Education, Inc. (a)	241

		1,565

	Hotels, Restaurants & Leisure — 1.9%
10	BJ’s Restaurants, Inc. (a)	421
38	Boyd Gaming Corp. (a)	692
69	Brinker International, Inc.	3,145
6	Buffalo Wild Wings, Inc. (a)	834
38	Cheesecake Factory, Inc. (The)	1,805
13	Cracker Barrel Old Country Store, Inc.	2,233
3	Domino’s Pizza, Inc.	355
16	Jack in the Box, Inc.	1,357
12	Marriott Vacations Worldwide Corp.	838
21	Panera Bread Co., Class A (a)	4,387
6	Red Robin Gourmet Burgers, Inc. (a)	275
27	Ruby Tuesday, Inc. (a)	98
26	Texas Roadhouse, Inc.	1,202

		17,642

	Household Durables — 1.6%
14	Helen of Troy Ltd. (a)	1,407
22	La-Z-Boy, Inc.	617
16	Meritage Homes Corp. (a)	601
3	NVR, Inc. (a)	5,144
26	Tempur Sealy International, Inc. (a)	1,416
66	Toll Brothers, Inc. (a)	1,784
77	TopBuild Corp. (a)	2,798
22	Tupperware Brands Corp.	1,264

		15,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.1%
6	Blue Nile, Inc.	160
13	HSN, Inc.	656
10	Nutrisystem, Inc.	261

		1,077

	Leisure Products — 0.7%
41	Brunswick Corp.	1,840
259	Callaway Golf Co.	2,649
9	Polaris Industries, Inc.	750
7	Sturm Ruger & Co., Inc.	467
27	Vista Outdoor, Inc. (a)	1,275

		6,981

	Media — 0.8%
37	AMC Networks, Inc., Class A (a)	2,260
1	Cable One, Inc.	409
47	Cinemark Holdings, Inc.	1,695
62	Live Nation Entertainment, Inc. (a)	1,468
16	Meredith Corp.	818
46	Time, Inc.	760

		7,410

	Multiline Retail — 0.2%
25	Big Lots, Inc.	1,259
116	J.C. Penney Co., Inc. (a)	1,032

		2,291

	Specialty Retail — 2.7%
123	Aaron’s, Inc.	2,685
39	Abercrombie & Fitch Co., Class A	696
73	American Eagle Outfitters, Inc.	1,166
57	Ascena Retail Group, Inc. (a)	397
53	Caleres, Inc.	1,271
74	Cato Corp. (The), Class A	2,809
69	Chico’s FAS, Inc.	739
40	Children’s Place, Inc. (The)	3,178
30	CST Brands, Inc.	1,301
41	Dick’s Sporting Goods, Inc.	1,835
33	Express, Inc. (a)	472
22	Finish Line, Inc. (The), Class A	446
10	Group 1 Automotive, Inc.	501
123	Guess?, Inc.	1,847
8	Haverty Furniture Cos., Inc.	136
14	Kirkland’s, Inc. (a)	205
25	Lithia Motors, Inc., Class A	1,785
30	Murphy USA, Inc. (a)	2,232
359	Office Depot, Inc. (a)	1,189
7	Outerwall, Inc.	294

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
22	Select Comfort Corp. (a)	475

		25,659

	Textiles, Apparel & Luxury Goods — 1.2%
31	Carter’s, Inc.	3,301
31	Crocs, Inc. (a)	354
12	Deckers Outdoor Corp. (a)	696
17	Fossil Group, Inc. (a)	471
57	Kate Spade & Co. (a)	1,171
8	Movado Group, Inc.	163
6	Oxford Industries, Inc.	334
44	Perry Ellis International, Inc. (a)	887
61	Skechers U.S.A., Inc., Class A (a)	1,823
25	Steven Madden Ltd. (a)	849
39	Wolverine World Wide, Inc.	786

		10,835

	Total Consumer Discretionary	98,557

	Consumer Staples — 3.7%
	Food & Staples Retailing — 0.6%
17	Casey’s General Stores, Inc.	2,270
75	SpartanNash Co.	2,283
9	Sprouts Farmers Market, Inc. (a)	208
201	SUPERVALU, Inc. (a)	950

		5,711

	Food Products — 2.5%
26	B&G Foods, Inc.	1,232
71	Darling Ingredients, Inc. (a)	1,053
154	Dean Foods Co.	2,777
80	Flowers Foods, Inc.	1,508
31	Hain Celestial Group, Inc. (The) (a)	1,526
62	Ingredion, Inc.	8,032
6	J&J Snack Foods Corp.	715
51	Post Holdings, Inc. (a)	4,184
9	Sanderson Farms, Inc.	747
13	Seneca Foods Corp., Class A (a)	487
19	WhiteWave Foods Co. (The) (a)	887

		23,148

	Household Products — 0.5%
57	Central Garden & Pet Co. (a)	1,308
91	Central Garden & Pet Co., Class A (a)	1,965
28	Energizer Holdings, Inc.	1,418

		4,691

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.1%
174	Avon Products, Inc.	658
6	Medifast, Inc.	194

		852

	Tobacco — 0.0% (g)
10	Universal Corp.	554

	Total Consumer Staples	34,956

	Energy — 3.3%
	Energy Equipment & Services — 1.5%
179	Archrock, Inc.	1,684
24	Atwood Oceanics, Inc.	296
46	Bristow Group, Inc.	523
17	Dril-Quip, Inc. (a)	994
123	Ensco plc, (United Kingdom), Class A	1,193
14	Exterran Corp. (a)	175
49	Gulf Island Fabrication, Inc.	341
173	Helix Energy Solutions Group, Inc. (a)	1,172
120	Nabors Industries Ltd.	1,208
105	Noble Corp. plc, (United Kingdom)	864
20	Oil States International, Inc. (a)	670
65	Patterson-UTI Energy, Inc.	1,391
25	Pioneer Energy Services Corp. (a)	115
54	Rowan Cos. plc, Class A	945
135	Superior Energy Services, Inc.	2,483
13	Tesco Corp.	86

		14,140

	Oil, Gas & Consumable Fuels — 1.8%
19	Bill Barrett Corp. (a)	124
6	Contango Oil & Gas Co. (a)	71
162	Denbury Resources, Inc.	583
42	Energen Corp.	2,035
17	Green Plains, Inc.	325
53	Gulfport Energy Corp. (a)	1,663
139	HollyFrontier Corp.	3,308
5	PDC Energy, Inc. (a)	311
108	QEP Resources, Inc.	1,895
3	REX American Resources Corp. (a)	191
29	SM Energy Co.	786
78	Synergy Resources Corp. (a)	520
29	Western Refining, Inc.	594
37	World Fuel Services Corp.	1,765
234	WPX Energy, Inc. (a)	2,182

		16,353

	Total Energy	30,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 24.5%
	Banks — 6.3%
142	Associated Banc-Corp.	2,438
19	Banc of California, Inc.	338
48	BancorpSouth, Inc.	1,085
29	Bank of Hawaii Corp.	1,991
24	Bank of the Ozarks, Inc.	913
7	Banner Corp.	316
34	BBCN Bancorp, Inc.	503
34	Boston Private Financial Holdings, Inc.	402
32	Brookline Bancorp, Inc.	356
35	Cathay General Bancorp	994
28	Columbia Banking System, Inc.	781
2	Commerce Bancshares, Inc.	96
18	Community Bank System, Inc.	755
38	CVB Financial Corp.	617
138	East West Bancorp, Inc.	4,722
49	First BanCorp, (Puerto Rico) (a)	196
23	First Financial Bancorp	438
55	First Horizon National Corp.	761
164	First Midwest Bancorp, Inc.	2,876
8	First NBC Bank Holding Co. (a)	131
91	Fulton Financial Corp.	1,232
35	Hancock Holding Co.	911
62	Hanmi Financial Corp.	1,460
37	Home BancShares, Inc.	734
13	Independent Bank Corp.	593
17	LegacyTexas Financial Group, Inc.	447
24	MB Financial, Inc.	873
15	NBT Bancorp, Inc.	439
103	PacWest Bancorp	4,098
15	Pinnacle Financial Partners, Inc.	730
28	PrivateBancorp, Inc.	1,241
20	Signature Bank (a)	2,448
16	Simmons First National Corp., Class A	744
187	Sterling Bancorp	2,936
26	SVB Financial Group (a)	2,484
136	Synovus Financial Corp.	3,949
263	TCF Financial Corp.	3,324
19	Texas Capital Bancshares, Inc. (a)	870
35	Trustmark Corp.	865
17	UMB Financial Corp.	878
133	Umpqua Holdings Corp.	2,052
152	United Community Banks, Inc.	2,778
38	Webster Financial Corp.	1,275
24	Wilshire Bancorp, Inc.	252
20	Wintrust Financial Corp.	1,026

		59,348

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 1.9%
22	Eaton Vance Corp.	784
61	Evercore Partners, Inc., Class A	2,704
21	Federated Investors, Inc., Class B	607
8	INTL. FCStone, Inc. (a)	205
59	Janus Capital Group, Inc.	827
6	Piper Jaffray Cos. (a)	242
101	Raymond James Financial, Inc.	5,003
116	SEI Investments Co.	5,578
26	Stifel Financial Corp. (a)	803
36	Waddell & Reed Financial, Inc., Class A	615

		17,368

	Consumer Finance — 0.3%
24	Cash America International, Inc.	1,021
9	Encore Capital Group, Inc. (a)	216
18	Green Dot Corp., Class A (a)	414
174	SLM Corp. (a)	1,073

		2,724

	Diversified Financial Services — 0.9%
3	CBOE Holdings, Inc.	177
18	FactSet Research Systems, Inc.	2,889
16	MarketAxess Holdings, Inc.	2,268
39	MSCI, Inc.	2,969

		8,303

	Insurance — 4.6%
7	Alleghany Corp. (a)	3,717
63	American Financial Group, Inc.	4,626
8	AMERISAFE, Inc.	472
70	Aspen Insurance Holdings Ltd., (Bermuda)	3,262
39	Brown & Brown, Inc.	1,459
6	eHealth, Inc. (a)	88
31	Everest Re Group Ltd., (Bermuda)	5,748
114	First American Financial Corp.	4,565
59	Hanover Insurance Group, Inc. (The)	4,970
3	Navigators Group, Inc. (The)	298
225	Old Republic International Corp.	4,336
55	Reinsurance Group of America, Inc.	5,364
24	Selective Insurance Group, Inc.	912
12	Stewart Information Services Corp.	478
17	United Fire Group, Inc.	700
39	W.R. Berkley Corp.	2,347

		43,342

	Real Estate Investment Trusts (REITs) — 9.4%
19	Acadia Realty Trust	676
27	Alexandria Real Estate Equities, Inc.	2,789

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
16	American Assets Trust, Inc.	658
56	American Campus Communities, Inc.	2,953
10	Camden Property Trust	916
64	Care Capital Properties, Inc.	1,672
30	Cedar Realty Trust, Inc.	226
23	Chesapeake Lodging Trust	528
54	Communications Sales & Leasing, Inc.	1,558
16	CoreSite Realty Corp.	1,384
121	Corporate Office Properties Trust	3,573
56	Corrections Corp. of America	1,955
106	Cousins Properties, Inc.	1,107
299	DiamondRock Hospitality Co.	2,696
80	Douglas Emmett, Inc.	2,838
136	Duke Realty Corp.	3,623
4	EastGroup Properties, Inc.	279
20	EPR Properties	1,631
11	Equity One, Inc.	347
31	Franklin Street Properties Corp.	381
29	GEO Group, Inc. (The)	1,002
11	Getty Realty Corp.	246
17	Government Properties Income Trust	384
57	Highwoods Properties, Inc.	2,984
62	Hospitality Properties Trust	1,790
41	Kilroy Realty Corp.	2,708
129	Kite Realty Group Trust	3,628
49	Liberty Property Trust	1,954
38	Mack-Cali Realty Corp.	1,020
104	Medical Properties Trust, Inc.	1,588
64	Mid-America Apartment Communities, Inc.	6,802
9	Parkway Properties, Inc.	155
47	Post Properties, Inc.	2,887
15	PS Business Parks, Inc.	1,640
142	Rayonier, Inc.	3,731
39	Regency Centers Corp.	3,244
42	Retail Opportunity Investments Corp.	917
5	Saul Centers, Inc.	314
158	Senior Housing Properties Trust	3,285
13	Sovran Self Storage, Inc.	1,393
248	Summit Hotel Properties, Inc.	3,282
40	Tanger Factory Outlet Centers, Inc.	1,619
58	Taubman Centers, Inc.	4,273
10	Urstadt Biddle Properties, Inc., Class A	248
52	Weingarten Realty Investors	2,138
217	WP Glimcher, Inc.	2,425

		87,447

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.7%
21	Alexander & Baldwin, Inc.	742
14	Forestar Group, Inc. (a)	163
49	HFF, Inc., Class A	1,408
40	Jones Lang LaSalle, Inc.	3,902
8	RE/MAX Holdings, Inc., Class A	306

		6,521

	Thrifts & Mortgage Finance — 0.4%
30	BofI Holding, Inc. (a)	528
101	Dime Community Bancshares, Inc.	1,709
37	New York Community Bancorp, Inc.	551
23	Provident Financial Services, Inc.	451
39	TrustCo Bank Corp.	249
13	Walker & Dunlop, Inc. (a)	294

		3,782

	Total Financials	228,835

	Health Care — 10.2%
	Biotechnology — 0.9%
62	Acorda Therapeutics, Inc. (a)	1,576
8	Emergent BioSolutions, Inc. (a)	236
243	Momenta Pharmaceuticals, Inc. (a)	2,620
37	United Therapeutics Corp. (a)	3,885

		8,317

	Health Care Equipment & Supplies — 3.6%
16	ABIOMED, Inc. (a)	1,781
34	Align Technology, Inc. (a)	2,739
47	AngioDynamics, Inc. (a)	680
12	CONMED Corp.	578
22	Cooper Cos., Inc. (The)	3,757
9	Cynosure, Inc., Class A (a)	423
22	Haemonetics Corp. (a)	626
72	Hill-Rom Holdings, Inc.	3,612
6	ICU Medical, Inc. (a)	710
20	IDEXX Laboratories, Inc. (a)	1,839
12	LivaNova plc, (United Kingdom) (a)	598
66	Masimo Corp. (a)	3,482
61	Natus Medical, Inc. (a)	2,313
22	NuVasive, Inc. (a)	1,302
62	ResMed, Inc.	3,889
38	STERIS plc, (United Kingdom)	2,585
12	Teleflex, Inc.	2,146
4	West Pharmaceutical Services, Inc.	273

		33,333

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.5%
7	Amedisys, Inc. (a)	353
17	AMN Healthcare Services, Inc. (a)	674
23	Amsurg Corp. (a)	1,802
86	Community Health Systems, Inc. (a)	1,041
33	Cross Country Healthcare, Inc. (a)	465
14	Ensign Group, Inc. (The)	287
18	Healthways, Inc. (a)	202
61	Kindred Healthcare, Inc.	689
51	LifePoint Health, Inc. (a)	3,314
43	Magellan Health, Inc. (a)	2,859
40	MEDNAX, Inc. (a)	2,918
52	Molina Healthcare, Inc. (a)	2,584
84	Owens & Minor, Inc.	3,144
67	PharMerica Corp. (a)	1,655
4	Providence Service Corp. (The) (a)	180
22	Quorum Health Corp. (a)	231
42	Tenet Healthcare Corp. (a)	1,166
85	VCA, Inc. (a)	5,724
33	WellCare Health Plans, Inc. (a)	3,519

		32,807

	Health Care Technology — 0.4%
186	Allscripts Healthcare Solutions, Inc. (a)	2,356
40	HMS Holdings Corp. (a)	703
14	Omnicell, Inc. (a)	489
19	Quality Systems, Inc.	220

		3,768

	Life Sciences Tools & Services — 1.1%
12	Albany Molecular Research, Inc. (a)	165
9	Bio-Rad Laboratories, Inc., Class A (a)	1,287
14	Cambrex Corp. (a)	719
25	Charles River Laboratories International, Inc. (a)	2,020
9	Luminex Corp. (a)	184
12	Mettler-Toledo International, Inc. (a)	4,452
25	PAREXEL International Corp. (a)	1,562

		10,389

	Pharmaceuticals — 0.7%
81	Akorn, Inc. (a)	2,313
11	Catalent, Inc. (a)	246
21	Depomed, Inc. (a)	414
21	Impax Laboratories, Inc. (a)	596
65	Medicines Co. (The) (a)	2,176
22	Prestige Brands Holdings, Inc. (a)	1,201

		6,946

	Total Health Care	95,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 15.3%
	Aerospace & Defense — 1.4%
13	AAR Corp.	294
28	Aerojet Rocketdyne Holdings, Inc. (a)	503
3	B/E Aerospace, Inc.	145
19	Curtiss-Wright Corp.	1,634
9	Engility Holdings, Inc. (a)	181
42	Huntington Ingalls Industries, Inc.	7,050
26	Moog, Inc., Class A (a)	1,379
26	Orbital ATK, Inc.	2,180

		13,366

	Air Freight & Logistics — 0.6%
58	Atlas Air Worldwide Holdings, Inc. (a)	2,402
85	Hub Group, Inc., Class A (a)	3,256

		5,658

	Airlines — 0.7%
67	Hawaiian Holdings, Inc. (a)	2,547
189	JetBlue Airways Corp. (a)	3,133
31	SkyWest, Inc.	813

		6,493

	Building Products — 1.7%
56	A.O. Smith Corp.	4,891
31	American Woodmark Corp. (a)	2,031
36	Fortune Brands Home & Security, Inc.	2,081
14	Gibraltar Industries, Inc. (a)	442
23	Lennox International, Inc.	3,274
30	Universal Forest Products, Inc.	2,751

		15,470

	Commercial Services & Supplies — 2.2%
25	ABM Industries, Inc.	900
81	Brink’s Co. (The)	2,299
91	Essendant, Inc.	2,777
26	Herman Miller, Inc.	767
18	HNI Corp.	849
65	Interface, Inc.	990
12	Matthews International Corp., Class A	688
257	R.R. Donnelley & Sons Co.	4,349
116	Tetra Tech, Inc.	3,554
10	US Ecology, Inc.	464
83	Viad Corp.	2,587

		20,224

	Construction & Engineering — 1.4%
134	AECOM (a)	4,266
99	Aegion Corp. (a)	1,923

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — continued
16	Comfort Systems USA, Inc.	509
61	EMCOR Group, Inc.	2,993
176	KBR, Inc.	2,329
10	Valmont Industries, Inc.	1,312

		13,332

	Electrical Equipment — 1.3%
11	AZZ, Inc.	636
63	EnerSys	3,748
131	General Cable Corp.	1,667
23	Hubbell, Inc.	2,434
5	Powell Industries, Inc.	201
60	Regal Beloit Corp.	3,278

		11,964

	Industrial Conglomerates — 0.6%
53	Carlisle Cos., Inc.	5,551

	Machinery — 3.0%
36	AGCO Corp.	1,684
12	Albany International Corp., Class A	475
80	Barnes Group, Inc.	2,657
18	Briggs & Stratton Corp.	385
69	Crane Co.	3,892
26	Federal Signal Corp.	339
64	Greenbrier Cos., Inc. (The)	1,858
27	IDEX Corp.	2,258
90	ITT, Inc.	2,888
44	Joy Global, Inc.	934
34	Kennametal, Inc.	741
12	Lincoln Electric Holdings, Inc.	721
7	Lydall, Inc. (a)	263
25	Mueller Industries, Inc.	794
4	Oshkosh Corp.	191
17	SPX Corp. (a)	246
87	SPX FLOW, Inc. (a)	2,263
6	Standex International Corp.	463
81	Terex Corp.	1,645
34	Timken Co. (The)	1,053
8	Toro Co. (The)	661
67	Trinity Industries, Inc.	1,240
9	Wabtec Corp.	627
5	Watts Water Technologies, Inc., Class A	280

		28,558

	Marine — 0.1%
20	Matson, Inc.	643

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.3%
13	CEB, Inc.	831
16	FTI Consulting, Inc. (a)	637
46	Insperity, Inc.	3,568
60	Korn/Ferry International	1,247
62	ManpowerGroup, Inc.	3,975
18	On Assignment, Inc. (a)	661
53	Resources Connection, Inc.	781
18	TrueBlue, Inc. (a)	349
7	WageWorks, Inc. (a)	389

		12,438

	Road & Rail — 0.4%
134	ArcBest Corp.	2,171
19	Landstar System, Inc.	1,302
10	Saia, Inc. (a)	247

		3,720

	Trading Companies & Distributors — 0.6%
18	Applied Industrial Technologies, Inc.	808
21	MSC Industrial Direct Co., Inc., Class A	1,468
47	NOW, Inc. (a)	860
31	Veritiv Corp. (a)	1,161
11	Watsco, Inc.	1,576

		5,873

	Total Industrials	143,290

	Information Technology — 16.7%
	Communications Equipment — 0.8%
76	ARRIS International plc (a)	1,601
23	Bel Fuse, Inc., Class B	404
14	Black Box Corp.	188
51	Ciena Corp. (a)	960
6	Comtech Telecommunications Corp.	76
61	Digi International, Inc. (a)	657
15	InterDigital, Inc.	807
21	Ixia (a)	203
19	Lumentum Holdings, Inc. (a)	450
15	NETGEAR, Inc. (a)	715
99	Polycom, Inc. (a)	1,109
108	Viavi Solutions, Inc. (a)	717

		7,887

	Electronic Equipment, Instruments & Components — 4.7%
12	Anixter International, Inc. (a)	629
103	Arrow Electronics, Inc. (a)	6,385
128	Avnet, Inc.	5,195
18	Belden, Inc.	1,064

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — continued
23	Benchmark Electronics, Inc. (a)	485
10	Coherent, Inc. (a)	945
6	DTS, Inc. (a)	156
105	Electro Scientific Industries, Inc. (a)	612
61	Fabrinet, (Thailand) (a)	2,249
8	FARO Technologies, Inc. (a)	274
6	II-VI, Inc. (a)	119
67	Ingram Micro, Inc., Class A	2,343
87	Insight Enterprises, Inc. (a)	2,254
17	Itron, Inc. (a)	737
83	Jabil Circuit, Inc.	1,531
122	Keysight Technologies, Inc. (a)	3,549
9	Littelfuse, Inc.	1,112
74	Methode Electronics, Inc.	2,527
9	Park Electrochemical Corp.	131
14	Plexus Corp. (a)	587
35	QLogic Corp. (a)	511
12	Rofin-Sinar Technologies, Inc. (a)	391
7	Rogers Corp. (a)	422
67	Sanmina Corp. (a)	1,807
19	SYNNEX Corp.	1,773
44	Tech Data Corp. (a)	3,190
90	Trimble Navigation Ltd. (a)	2,201
24	VeriFone Systems, Inc. (a)	438
61	Vishay Intertechnology, Inc.	752

		44,369

	Internet Software & Services — 0.7%
18	Blucora, Inc. (a)	188
52	comScore, Inc. (a)	1,237
12	j2 Global, Inc.	752
102	Liquidity Services, Inc. (a)	803
11	LogMeIn, Inc. (a)	679
32	Monster Worldwide, Inc. (a)	75
25	NIC, Inc.	540
35	Rackspace Hosting, Inc. (a)	738
7	Stamps.com, Inc. (a)	586
17	WebMD Health Corp. (a)	965

		6,563

	IT Services — 3.9%
99	Broadridge Financial Solutions, Inc.	6,442
32	CACI International, Inc., Class A (a)	2,903
16	Cardtronics, Inc. (a)	640
139	Computer Sciences Corp.	6,901
42	Convergys Corp.	1,042

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
98	CoreLogic, Inc. (a)	3,760
13	DST Systems, Inc.	1,560
42	ExlService Holdings, Inc. (a)	2,199
71	Leidos Holdings, Inc.	3,394
10	ManTech International Corp., Class A	393
10	MAXIMUS, Inc.	577
23	NeuStar, Inc., Class A (a)	548
13	Perficient, Inc. (a)	272
19	Science Applications International Corp.	1,080
91	Sykes Enterprises, Inc. (a)	2,631
7	TeleTech Holdings, Inc.	182
17	WEX, Inc. (a)	1,463

		35,987

	Semiconductors & Semiconductor Equipment — 2.0%
19	Advanced Energy Industries, Inc. (a)	714
269	Advanced Micro Devices, Inc. (a)	1,381
10	Cabot Microelectronics Corp.	425
28	Cirrus Logic, Inc. (a)	1,068
75	Cohu, Inc.	809
61	Integrated Device Technology, Inc. (a)	1,226
220	Kulicke & Soffa Industries, Inc., (Singapore) (a)	2,673
59	Microsemi Corp. (a)	1,915
27	MKS Instruments, Inc.	1,157
50	Nanometrics, Inc. (a)	1,032
15	Rudolph Technologies, Inc. (a)	228
42	Semtech Corp. (a)	1,002
16	Synaptics, Inc. (a)	844
197	Teradyne, Inc.	3,881
11	Ultratech, Inc. (a)	264

		18,619

	Software — 3.9%
54	ACI Worldwide, Inc. (a)	1,050
13	ANSYS, Inc. (a)	1,207
14	Bottomline Technologies de, Inc. (a)	297
145	Cadence Design Systems, Inc. (a)	3,534
21	CDK Global, Inc.	1,176
18	CommVault Systems, Inc. (a)	773
16	Fair Isaac Corp.	1,769
74	Fortinet, Inc. (a)	2,347
84	Mentor Graphics Corp.	1,796
4	MicroStrategy, Inc., Class A (a)	745
90	Progress Software Corp. (a)	2,471
115	PTC, Inc. (a)	4,311
10	Qualys, Inc. (a)	307
85	Rovi Corp. (a)	1,331

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
29	Synchronoss Technologies, Inc. (a)	927
134	Synopsys, Inc. (a)	7,259
100	Take-Two Interactive Software, Inc. (a)	3,787
8	Tyler Technologies, Inc. (a)	1,400
11	VASCO Data Security International, Inc. (a)	177

		36,664

	Technology Hardware, Storage & Peripherals — 0.7%
48	3D Systems Corp. (a)	663
48	Lexmark International, Inc., Class A	1,806
148	NCR Corp. (a)	4,110

		6,579

	Total Information Technology	156,668

	Materials — 7.1%
	Chemicals — 3.5%
16	Albemarle Corp.	1,238
13	American Vanguard Corp.	198
29	Ashland, Inc.	3,326
77	Cabot Corp.	3,495
48	FutureFuel Corp.	519
22	H.B. Fuller Co.	985
65	Innophos Holdings, Inc.	2,756
55	Innospec, Inc.	2,516
50	Koppers Holdings, Inc. (a)	1,543
17	Minerals Technologies, Inc.	962
8	Olin Corp.	210
38	PolyOne Corp.	1,325
6	Quaker Chemical Corp.	492
18	Rayonier Advanced Materials, Inc.	241
97	RPM International, Inc.	4,840
58	Scotts Miracle-Gro Co. (The), Class A	4,083
39	Stepan Co.	2,326
15	Valspar Corp. (The)	1,594

		32,649

	Construction Materials — 0.3%
21	Eagle Materials, Inc.	1,636
31	Headwaters, Inc. (a)	563
6	U.S. Concrete, Inc. (a)	341

		2,540

	Containers & Packaging — 0.8%
27	AptarGroup, Inc.	2,097
23	Bemis Co., Inc.	1,174
42	Packaging Corp. of America	2,828
27	Sonoco Products Co.	1,335

		7,434

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.9%
111	AK Steel Holding Corp. (a)	515
182	Commercial Metals Co.	3,084
36	Kaiser Aluminum Corp.	3,251
9	Olympic Steel, Inc.	238
47	Reliance Steel & Aluminum Co.	3,613
14	Royal Gold, Inc.	994
222	Steel Dynamics, Inc.	5,435
21	Worthington Industries, Inc.	881

		18,011

	Paper & Forest Products — 0.6%
54	Boise Cascade Co. (a)	1,240
27	Domtar Corp.	958
20	KapStone Paper & Packaging Corp.	259
8	Neenah Paper, Inc.	579
18	PH Glatfelter Co.	360
68	Schweitzer-Mauduit International, Inc.	2,411

		5,807

	Total Materials	66,441

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
37	8x8, Inc. (a)	533
5	ATN International, Inc.	366
77	General Communication, Inc., Class A (a)	1,220

		2,119

	Wireless Telecommunication Services — 0.5%
39	Spok Holdings, Inc.	755
117	Telephone & Data Systems, Inc.	3,473

		4,228

	Total Telecommunication Services	6,347

	Utilities — 5.8%
	Electric Utilities — 2.5%
141	Alliant Energy Corp.	5,602
37	El Paso Electric Co.	1,730
130	Great Plains Energy, Inc.	3,948
85	Hawaiian Electric Industries, Inc.	2,794
38	IDACORP, Inc.	3,129
167	OGE Energy Corp.	5,470
12	Westar Energy, Inc.	662

		23,335

	Gas Utilities — 2.1%
89	Atmos Energy Corp.	7,275
19	National Fuel Gas Co.	1,083
38	New Jersey Resources Corp.	1,462

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — continued
22	Southwest Gas Corp.	1,744
3	Spire, Inc.	191
163	UGI Corp.	7,388
4	WGL Holdings, Inc.	276

		19,419

	Independent Power & Renewable Electricity Producers — 0.2%
145	Talen Energy Corp. (a)	1,970

	Multi-Utilities — 0.9%
39	Avista Corp.	1,748
58	MDU Resources Group, Inc.	1,390
20	NorthWestern Corp.	1,232
82	Vectren Corp.	4,339

		8,709

	Water Utilities — 0.1%
17	American States Water Co.	734

	Total Utilities	54,167

	Total Common Stocks (Cost $688,897)	915,314

NUMBER OF RIGHTS		VALUE($)
Right — 0.0% (g)
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
18	Gerber Scientific, Inc. (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
18,310	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $18,310)	18,310

	Total Investments — 99.8% (Cost $707,207)	933,624
	Other Assets in Excess of Liabilities — 0.2%	1,734

	NET ASSETS — 100.0%	$935,358

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
45	E-mini Russell 2000	09/16/16	USD	$5,163	$16
103	S&P Mid Cap 400	09/16/16	USD	15,378	193

					$209

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than five hundred dollars.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,481,661	$915,314
Investments in affiliates, at value	30,457	18,310

Total investment securities, at value	1,512,118	933,624
Cash	5	—
Deposits at broker for futures contracts	—	1,117
Receivables:
Fund shares sold	1,630	467
Dividends from non-affiliates	1,695	848
Dividends from affiliates	3	7
Variation margin on futures contracts	111	376

Total Assets	1,515,562	936,439

LIABILITIES:
Payables:
Due to custodian	—	—	(a)
Investment securities purchased	1,019	—
Fund shares redeemed	6,420	594
Accrued liabilities:
Investment advisory fees	141	138
Administration fees	—	30
Distribution fees	176	40
Shareholder servicing fees	43	93
Custodian and accounting fees	17	37
Sub-transfer agency fees	208	59
Other	156	90

Total Liabilities	8,180	1,081

Net Assets	$1,507,382	$935,358

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$419,586	$641,664
Accumulated undistributed (distributions in excess of) net investment income	1,108	462
Accumulated net realized gains (losses)	72,112	66,606
Net unrealized appreciation (depreciation)	1,014,576	226,626

Total Net Assets	$1,507,382	$935,358

Net Assets:
Class A	$598,815	$99,397
Class C	89,104	24,343
Class R2	—	11,536
Select Class	819,463	800,082

Total	$1,507,382	$935,358

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,935	9,338
Class C	2,540	2,627
Class R2	—	1,096
Select Class	23,156	74,437

Net Asset Value (a):
Class A — Redemption price per share	$35.36	$10.64
Class C — Offering price per share (b)	35.09	9.27
Class R2 — Offering and redemption price per share	—	10.52
Select Class — Offering and redemption price per share	35.39	10.75
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.32	$11.23

Cost of investments in non-affiliates	$479,327	$688,897
Cost of investments in affiliates	18,314	18,310

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$37,663	$16,283
Dividend income from affiliates	619	52
Interest income from non-affiliates	—	1

Total investment income	38,282	16,336

EXPENSES:
Investment advisory fees	4,035	2,760
Administration fees	1,323	905
Distribution fees:
Class A	1,515	250
Class C	665	174
Class R2	—	50
Shareholder servicing fees:
Class A	1,515	250
Class C	222	58
Class R2	—	25
Select Class	2,298	2,427
Custodian and accounting fees	83	108
Interest expense to affiliates	— (a)	—
Professional fees	60	60
Trustees’ and Chief Compliance Officer’s fees	17	14
Printing and mailing costs	120	38
Registration and filing fees	76	71
Transfer agency fees (See Note 2.E)	257	55
Sub-transfer agency fees (See Note 2.E)	866	265
Other	27	24

Total expenses	13,079	7,534

Less fees waived	(7,337)	(2,195)
Less expense reimbursements	(129)	(10)

Net expenses	5,613	5,329

Net investment income (loss)	32,669	11,007

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	260,553	102,390
Investments in affiliates	3,080	—
Futures	854	(3,669)

Net realized gain (loss)	264,487	98,721

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(247,607)	(140,783)
Investments in affiliates	(5,145)	—
Futures	238	1,169

Change in net unrealized appreciation/depreciation	(252,514)	(139,614)

Net realized/unrealized gains (losses)	11,973	(40,893)

Change in net assets resulting from operations	$44,642	$(29,886)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,669	$33,964	$11,007	$14,127
Net realized gain (loss)	264,487	110,392	98,721	242,784
Change in net unrealized appreciation/depreciation	(252,514)	(9,524)	(139,614)	(155,127)

Change in net assets resulting from operations	44,642	134,832	(29,886)	101,784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,254)	(11,348)	(779)	(844)
From net realized gains	(93,301)	(50,028)	(17,264)	(12,480)
Class B (a)
From net investment income	—	(49)	—	(2)
From net realized gains	—	(558)	—	(117)
Class C
From net investment income	(998)	(769)	(66)	(56)
From net realized gains	(13,966)	(5,873)	(4,521)	(2,944)
Class R2
From net investment income	—	—	(62)	(52)
From net realized gains	—	—	(1,808)	(1,023)
Select Class
From net investment income	(18,999)	(20,780)	(9,512)	(12,714)
From net realized gains	(137,624)	(78,050)	(180,035)	(154,236)

Total distributions to shareholders	(276,142)	(167,455)	(214,047)	(184,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(154,024)	22,791	(168,034)	(134,019)

NET ASSETS:
Change in net assets	(385,524)	(9,832)	(411,967)	(216,703)
Beginning of period	1,892,906	1,902,738	1,347,325	1,564,028

End of period	$1,507,382	$1,892,906	$935,358	$1,347,325

Accumulated undistributed (distributions in excess of) net investment income	$1,109	$704	$462	$145

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104,909	$158,207	$22,263	$25,488
Distributions reinvested	103,545	60,975	14,941	11,511
Cost of shares redeemed	(214,499)	(219,378)	(29,714)	(38,207)
Conversion from Class B Shares	—	6,841	—	777

Change in net assets resulting from Class A capital transactions	$(6,045)	$6,645	$7,490	$(431)

Class B (a)
Proceeds from shares issued	$—	$17	$—	$7
Distributions reinvested	—	596	—	112
Cost of shares redeemed	—	(3,758)	—	(588)
Conversion to Class A Shares	—	(6,841)	—	(777)

Change in net assets resulting from Class B capital transactions	$—	$(9,986)	$—	$(1,246)

Class C
Proceeds from shares issued	$29,257	$24,847	$7,199	$4,923
Distributions reinvested	11,459	4,994	3,945	2,477
Cost of shares redeemed	(28,073)	(17,097)	(5,823)	(5,356)

Change in net assets resulting from Class C capital transactions	$12,643	$12,744	$5,321	$2,044

Class R2
Proceeds from shares issued	$—	$—	$5,044	$3,758
Distributions reinvested	—	—	1,499	811
Cost of shares redeemed	—	—	(3,100)	(2,943)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$3,443	$1,626

Select Class
Proceeds from shares issued	$185,825	$251,960	$104,489	$132,492
Distributions reinvested	127,967	81,977	122,247	85,971
Cost of shares redeemed	(474,414)	(320,549)	(411,024)	(354,475)

Change in net assets resulting from Select Class capital transactions	$(160,622)	$13,388	$(184,288)	$(136,012)

Total change in net assets resulting from capital transactions	$(154,024)	$22,791	$(168,034)	$(134,019)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	2,869	3,776	2,064	1,951
Reinvested	3,030	1,513	1,486	951
Redeemed	(5,724)	(5,261)	(2,695)	(2,908)
Conversion from Class B Shares	—	162	—	58

Change in Class A Shares	175	190	855	52

Class B (a)
Issued	—	— (b)	—	1
Reinvested	—	15	—	9
Redeemed	—	(90)	—	(46)
Conversion to Class A Shares	—	(163)	—	(62)

Change in Class B Shares	—	(238)	—	(98)

Class C
Issued	809	599	746	419
Reinvested	339	125	451	229
Redeemed	(782)	(411)	(610)	(456)

Change in Class C Shares	366	313	587	192

Class R2
Issued	—	—	457	289
Reinvested	—	—	151	68
Redeemed	—	—	(285)	(226)

Change in Class R2 Shares	—	—	323	131

Select Class
Issued	5,129	6,036	9,599	10,188
Reinvested	3,737	2,029	12,030	7,034
Redeemed	(12,808)	(7,663)	(39,168)	(26,696)

Change in Select Class Shares	(3,942)	402	(17,539)	(9,474)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2016	$41.12	$0.71	$0.38	$1.09	$(0.67)	$(6.18)	$(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	0.96	1.47	(0.51)	—	(0.51)

Class C
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	0.94	1.23	(0.29)	—	(0.29)

Select Class
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	0.95	1.53	(0.58)	—	(0.58)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$35.36	3.53%	$598,815	0.45%	1.93%	0.94%	4%
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7

35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7

35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2016	$12.98	$0.09		$(0.21)	$(0.12)	$(0.08)	$(2.14)	$(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(e)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(f)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07		(0.42)	(0.35)	(0.07)	(0.78)	(0.85)

Class C
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(e)(g)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(f)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01)		(0.39)	(0.40)	(0.01)	(0.78)	(0.79)

Class R2
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(e)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(f)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03		(0.42)	(0.39)	(0.04)	(0.78)	(0.82)

Select Class
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(e)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(f)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09		(0.42)	(0.33)	(0.09)	(0.78)	(0.87)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.42% and 0.90% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.06 and $0.12 for Class A, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 0.58% and 1.07% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$10.64	0.22%	$99,397	0.69%	0.81%		0.98%	39%
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(e)	0.87	25
12.17	25.91	84,296	0.69	0.95	(f)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77

9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	0.00	(e)(h)	1.37	25
11.18	25.07	16,636	1.37	0.27	(f)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77

10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(e)	1.12	25
12.09	25.72	6,985	0.93	0.72	(f)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77

10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(e)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(f)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C, Class R6* and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class R2 and Select Class	Diversified

*	Class R6 is expected to commence operations on September 1, 2016 for the Equity Index Fund.

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,512,115	$—	$3		$1,512,118

Appreciation in Other Financial Instruments
Futures Contracts	$99	$—	$—		$99

Market Expansion Enhanced Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$933,624	$—	$—	(b)	$933,624

Appreciation in Other Financial Instruments
Futures Contracts	$209	$—	$—		$209

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$9,108	$30,107
Ending Notional Balance Long	10,765	20,541

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below (amounts in thousands).

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$25,944	$72	$5,223	$3,080	$597	301	$18,728
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	9,361	197,060	194,692	—	22	11,729	11,729

Total	$35,305			$3,080	$619		$30,457

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$42,800	$291,749	$316,239	$—	$52	18,310	$18,310

Total	$42,800			$—	$52		$18,310

*	Investment in affiliate which is a security in the Fund’s Index.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Select Class	Total
Equity Index Fund
Transfer agency fees	$229	$8	n/a	$20	$257
Sub-transfer agency fees	292	54	n/a	520	866
Market Expansion Enhanced Index Fund
Transfer agency fees	27	7	$4	17	55
Sub-transfer agency fees	93	29	24	119	265

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(1,014)	$1,014
Market Expansion Enhanced Index Fund	(1)	(271)	272

The reclassifications for the Funds relate primarily to investments in real estate investment trusts and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Effective September 1, 2016, the fee for JPMorgan Equity Index Fund will change to 0.04% of the Fund’s respective average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$38	$—	(a)
Market Expansion Enhanced Index Fund	15	—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	0.92	0.44

The expense limitation agreements were in effect for the year ended June 30, 2016 and are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Index Fund	$2,314	$1,323	$3,683	$7,320	$129
Market Expansion Enhanced Index Fund	822	545	781	2,148	10

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or the Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 was as follows (amounts in thousands):

Equity Index Fund	$17
Market Expansion Enhanced Index Fund	47

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands).

Equity Index Fund	$—
Market Expansion Enhanced Index Fund	—	(a)

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$70,278	$460,320
Market Expansion Enhanced Index Fund	418,869	766,131

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$533,609	$997,900	$19,391	$978,509
Market Expansion Enhanced Index Fund	713,620	267,109	47,105	220,004

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$31,553	$244,589	$276,142
Market Expansion Enhanced Index Fund	10,904	203,143	214,047

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$35,570	$131,885	$167,455
Market Expansion Enhanced Index Fund	24,253	160,215	184,468

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,608	$107,743	$978,509
Market Expansion Enhanced Index Fund	494	73,227	220,004

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the Funds, the cumulative timing differences primarily consist of non-taxable dividends and wash sale loss deferrals.

As of June 30, 2016, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for the year ended June 30, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$14,450	0.31%	2	$—	(a)

(a)	Amount rounds to less than $500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Equity Index Fund had two affiliated omnibus accounts, which represent 13.0% of the Fund’s net assets.

As of June 30, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 58.0% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	43

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,036.10	$2.28	0.45%
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class C
Actual	1,000.00	1,032.20	6.06	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Select Class
Actual	1,000.00	1,037.30	1.01	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	$1,000.00	$1,057.00	$3.53	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class C
Actual	1,000.00	1,054.30	7.10	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R2
Actual	1,000.00	1,056.70	4.70	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92
Select Class
Actual	1,000.00	1,059.70	2.25	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	47

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Equity Index Fund	100.00%
Market Expansion Enhanced Fund	100.00%

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Index Fund	$244,589
Market Expansion Enhanced Index Fund	203,143

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$31,553
Market Expansion Enhanced Index Fund	10,904

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-INDEX-616

Annual Report

J.P. Morgan Investor Funds

June 30, 2016

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

[PHOTO]

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Fund	Fund Return (With sale charge)*	Fund Return (Without sale charge)*	Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of June 30, 2016 (in thousands)

JPMorgan Investor Balanced Fund, Class A	(4.87)%	(0.40)%	4.36%	2.14%	3.51	%**	$5,400,935

JPMorgan Investor Conservative Growth Fund, Class A	(3.56)%	0.97%	4.36%	2.14%	3.92	%***	$4,288,056

JPMorgan Investor Growth Fund, Class A	(7.89)%	(3.54)%	4.36%	2.14%	2.45	%****	$2,446,931

JPMorgan Investor Growth & Income Fund, Class A	(6.45)%	(2.06)%	4.36%	2.14%	3.03	%*****	$3,141,963

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	44.6%
U.S. Equity	36.0
International Equity	14.0
Alternative Assets	4.6
Money Market	0.8

Investor Conservative Growth Fund
Fixed Income	64.2%
U.S. Equity	21.9
International Equity	8.0
Alternative Assets	5.0
Money Market	0.9

Investor Growth Fund
U.S. Equity	66.6%
International Equity	20.8
Fixed Income	10.0
Alternative Assets	1.6
Money Market	1.0

Investor Growth & Income Fund
U.S. Equity	49.3%
Fixed Income	28.4
International Equity	17.4
Alternative Assets	4.0
Money Market	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2016. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in recent global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the twelve months ended June 30, 2016, each of the Investor Funds underperformed the Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark. Each of the Investor Funds also underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Investor Funds’ positions in non-U.S. developed market equity, emerging market equity and U.S. high yield (also known as “junk bonds”) and leveraged loan credit, none of which were held in the Benchmark and generally underperformed other asset classes.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation. All four Investor Funds underperformed their respective composite benchmarks, mainly due to the Funds’ exposure to both developed market and emerging market equities, and U.S. high yield and leveraged loan credit that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark, fixed income benchmark and equity benchmark.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

During the reporting period, the Investor Funds’ portfolio managers — through their investments in underlying funds — slightly increased their allocation to high yield debt and reduced their allocation to U.S. equity, particularly large capitalization stocks, amid rising equity prices. The managers also maintained their overweight position in international equity.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(4.87)%	4.61%	4.89%
Without Sales Charge		(0.40)	5.57	5.37
CLASS C SHARES	July 1, 1997
With CDSC**		(1.95)	5.02	4.81
Without CDSC		(0.95)	5.02	4.81
SELECT CLASS SHARES	December 10, 1996	(0.15)	5.82	5.64

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(3.56)%	3.44%	4.35%
Without Sales Charge		0.97	4.40	4.83
CLASS C SHARES	July 1, 1997
With CDSC**		(0.66)	3.86	4.26
Without CDSC		0.34	3.86	4.26
SELECT CLASS SHARES	December 10, 1996	1.22	4.66	5.09

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(7.89)%	6.76%	5.23%
Without Sales Charge		(3.54)	7.76	5.72
CLASS C SHARES	July 1, 1997
With CDSC**		(5.05)	7.19	5.13
Without CDSC		(4.05)	7.19	5.13
SELECT CLASS SHARES	December 10, 1996	(3.28)	8.05	5.99

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		(6.45)%	5.48%	4.99%
Without Sales Charge		(2.06)	6.46	5.48
CLASS C SHARES	July 1, 1997
With CDSC**		(3.63)	5.89	4.90
Without CDSC		(2.63)	5.89	4.90
SELECT CLASS SHARES	December 10, 1996	(1.82)	6.73	5.75

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately

98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
	Alternative Assets — 4.6%
667	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,200
6,738	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	68,256
5,951	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	85,390
5,958	JPMorgan Systematic Alpha Fund, Class R6 Shares	89,078

	Total Alternative Assets	248,924

	Fixed Income — 44.6%
78,172	JPMorgan Core Bond Fund, Class R6 Shares	938,847
65,097	JPMorgan Core Plus Bond Fund, Class R6 Shares	546,164
6,911	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,669
19,543	JPMorgan Floating Rate Income Fund, Class R6 Shares	180,386
1,147	JPMorgan Government Bond Fund, Select Class Shares	12,611
38,094	JPMorgan High Yield Fund, Class R6 Shares	271,608
7,681	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	79,493
21,592	JPMorgan Limited Duration Bond Fund, Class R6 Shares	216,563
7,778	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	88,278
1,919	JPMorgan Unconstrained Debt Fund, Class R6 Shares	19,002

	Total Fixed Income	2,409,621

	International Equity — 14.0%
5,110	JPMorgan Emerging Economies Fund, Class R6 Shares	54,574
2,701	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,746
9,910	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	176,802
6,706	JPMorgan International Equity Fund, Class R6 Shares	91,267
17,322	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	259,490
4,602	JPMorgan Intrepid European Fund, Institutional Class Shares	100,729
1,377	JPMorgan Latin America Fund, Class R6 Shares	17,757

	Total International Equity	756,365

	Money Market — 0.8%
43,539	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (l)	43,539

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 36.0%
4,405	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	110,509
6,180	JPMorgan Equity Income Fund, Class R6 Shares	87,879
8,841	JPMorgan Intrepid America Fund, Class R6 Shares	309,701
3,958	JPMorgan Intrepid Growth Fund, Class R6 Shares	160,300
5,980	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	122,104
1,720	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	57,760
10,602	JPMorgan Large Cap Value Fund, Class R6 Shares	133,167
19,263	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	207,074
172	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	4,612
722	JPMorgan Small Cap Value Fund, Class R6 Shares	18,771
2,462	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	41,714
31,318	JPMorgan U.S. Equity Fund, Class R6 Shares	432,819
6,247	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	165,163
3,241	JPMorgan Value Advantage Fund, Institutional Class Shares	93,526

	Total U.S. Equity	1,945,099

	Total Investments — 100.0% (Cost $4,794,694)	5,403,548
	Liabilities in Excess of Other Assets — 0.0% (g)	(2,613)

	NET ASSETS — 100.0%	$5,400,935

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
	Alternative Assets — 5.0%
555	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,157
5,936	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	60,135
4,703	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	67,488
5,551	JPMorgan Systematic Alpha Fund, Class R6 Shares	82,983

	Total Alternative Assets	215,763

	Fixed Income — 64.2%
96,083	JPMorgan Core Bond Fund, Class R6 Shares	1,153,962
67,025	JPMorgan Core Plus Bond Fund, Class R6 Shares	562,340
4,990	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,915
17,842	JPMorgan Floating Rate Income Fund, Class R6 Shares	164,685
3,178	JPMorgan Government Bond Fund, Select Class Shares	34,923
33,169	JPMorgan High Yield Fund, Class R6 Shares	236,495
9,600	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	99,359
34,406	JPMorgan Limited Duration Bond Fund, Class R6 Shares	345,089
8,560	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	97,157
1,775	JPMorgan Unconstrained Debt Fund, Class R6 Shares	17,575

	Total Fixed Income	2,752,500

	International Equity — 8.0%
2,333	JPMorgan Emerging Economies Fund, Class R6 Shares	24,918
1,267	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	26,155
2,717	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	48,469
3,095	JPMorgan International Equity Fund, Class R6 Shares	42,123
9,735	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	145,828
2,106	JPMorgan Intrepid European Fund, Institutional Class Shares	46,091
886	JPMorgan Latin America Fund, Class R6 Shares	11,426

	Total International Equity	345,010

	Money Market — 0.9%
38,258	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (l)	38,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 21.9%
1,868	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	46,874
4,938	JPMorgan Equity Income Fund, Class R6 Shares	70,211
5,211	JPMorgan Intrepid America Fund, Class R6 Shares	182,553
2,518	JPMorgan Intrepid Growth Fund, Class R6 Shares	101,993
2,475	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	50,538
1,541	JPMorgan Large Cap Value Fund, Class R6 Shares	19,358
5,599	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	60,194
1,435	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	38,493
1,250	JPMorgan Small Cap Value Fund, Class R6 Shares	32,495
1,222	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,696
12,950	JPMorgan U.S. Equity Fund, Class R6 Shares	178,973
2,611	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	69,024
2,330	JPMorgan Value Advantage Fund, Institutional Class Shares	67,250

	Total U.S. Equity	938,652

	Total Investments — 100.0% (Cost $3,946,593)	4,290,183
	Liabilities in Excess of Other Assets — 0.0% (g)	(2,127)

	NET ASSETS — 100.0%	$4,288,056

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 1.6%
771	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	7,169
582	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	5,895
431	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	6,185
1,420	JPMorgan Systematic Alpha Fund, Class R6 Shares	21,225

	Total Alternative Assets	40,474

	Fixed Income — 10.0%
6,781	JPMorgan Core Bond Fund, Class R6 Shares	81,438
3,405	JPMorgan Core Plus Bond Fund, Class R6 Shares	28,568
1,356	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,118
2,335	JPMorgan Floating Rate Income Fund, Class R6 Shares	21,553
11,354	JPMorgan High Yield Fund, Class R6 Shares	80,953
1,103	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	11,421
420	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	4,771
405	JPMorgan Unconstrained Debt Fund, Class R6 Shares	4,006

	Total Fixed Income	243,828

	International Equity — 20.8%
4,010	JPMorgan Emerging Economies Fund, Class R6 Shares	42,824
2,174	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	44,876
3,617	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	64,521
7,257	JPMorgan International Equity Fund, Class R6 Shares	98,774
8,628	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	129,244
3,097	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	51,818
2,998	JPMorgan Intrepid European Fund, Institutional Class Shares	65,631
826	JPMorgan Latin America Fund, Class R6 Shares	10,654

	Total International Equity	508,342

	Money Market — 1.0%
24,355	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (l)	24,355

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 66.7%
982	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	24,640
2,644	JPMorgan Equity Income Fund, Class R6 Shares	37,598
7,605	JPMorgan Intrepid America Fund, Class R6 Shares	266,407
3,074	JPMorgan Intrepid Growth Fund, Class R6 Shares	124,488
4,058	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	82,866
5,425	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	182,188
18,625	JPMorgan Large Cap Value Fund, Class R6 Shares	233,933
13,461	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	144,700
1,153	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	30,919
1,757	JPMorgan Small Cap Value Fund, Class R6 Shares	45,661
1,295	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	21,943
22,296	JPMorgan U.S. Equity Fund, Class R6 Shares	308,126
3,295	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	87,118
1,439	JPMorgan Value Advantage Fund, Institutional Class Shares	41,521

	Total U.S. Equity	1,632,108

	Total Investments — 100.1% (Cost $1,988,108)	2,449,107
	Liabilities in Excess of Other Assets — (0.1)%	(2,176)

	NET ASSETS — 100.0%	$2,446,931

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 4.0%
1,126	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	10,475
3,170	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	32,110
2,579	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	37,009
3,059	JPMorgan Systematic Alpha Fund, Class R6 Shares	45,731

	Total Alternative Assets	125,325

	Fixed Income — 28.4%
24,367	JPMorgan Core Bond Fund, Class R6 Shares	292,649
23,988	JPMorgan Core Plus Bond Fund, Class R6 Shares	201,262
2,240	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,372
12,646	JPMorgan Floating Rate Income Fund, Class R6 Shares	116,720
1,058	JPMorgan Government Bond Fund, Select Class Shares	11,627
21,576	JPMorgan High Yield Fund, Class R6 Shares	153,834
3,891	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,274
2,371	JPMorgan Limited Duration Bond Fund, Class R6 Shares	23,785
2,000	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	22,696
1,121	JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,095

	Total Fixed Income	892,314

	International Equity — 17.5%
4,332	JPMorgan Emerging Economies Fund, Class R6 Shares	46,267
2,127	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	43,901
6,386	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	113,931
7,583	JPMorgan International Equity Fund, Class R6 Shares	103,204
9,622	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	144,143
645	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	10,786
3,557	JPMorgan Intrepid European Fund, Institutional Class Shares	77,853
677	JPMorgan Latin America Fund, Class R6 Shares	8,737

	Total International Equity	548,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 0.9%
27,170	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (l)	27,170

	U.S. Equity — 49.3%
1,775	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	44,525
3,597	JPMorgan Equity Income Fund, Class R6 Shares	51,155
8,519	JPMorgan Intrepid America Fund, Class R6 Shares	298,418
2,330	JPMorgan Intrepid Growth Fund, Class R6 Shares	94,346
2,405	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	49,102
4,880	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	163,865
13,913	JPMorgan Large Cap Value Fund, Class R6 Shares	174,743
12,172	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	130,847
1,019	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	27,325
1,739	JPMorgan Small Cap Value Fund, Class R6 Shares	45,192
1,744	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	29,546
21,338	JPMorgan U.S. Equity Fund, Class R6 Shares	294,894
3,475	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	91,877
1,905	JPMorgan Value Advantage Fund, Institutional Class Shares	54,967

	Total U.S. Equity	1,550,802

	Total Investments — 100.1% (Cost $2,659,204)	3,144,433
	Liabilities in Excess of Other Assets — (0.1)%	(2,470)

	NET ASSETS — 100.0%	$3,141,963

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

J.P. Morgan Investor Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund		Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,403,548	$4,290,183	$2,449,107		$3,144,433
Receivables:
Fund shares sold	7,489	5,316	1,763		2,309
Dividends from affiliates	16	13	9		10

Total Assets	5,411,053	4,295,512	2,450,879		3,146,752

LIABILITIES:
Payables:
Distributions	1,167	121	431		505
Fund shares redeemed	5,562	4,264	1,926		2,303
Accrued liabilities:
Investment advisory fees	157	118	6		53
Administration fees	226	180	79		118
Distribution fees	1,506	1,568	558		771
Shareholder servicing fees	657	621	340		419
Custodian and accounting fees	3	10	6		5
Trustees’ and Chief Compliance Officer’s fees	3	1	—	(a)	—	(a)
Sub-transfer agency fees	462	315	286		308
Other	375	258	316		307

Total Liabilities	10,118	7,456	3,948		4,789

Net Assets	$5,400,935	$4,288,056	$2,446,931		$3,141,963

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,784,336	$3,923,650	$1,953,201	$2,675,119
Accumulated undistributed (distributions in excess of) net investment income	298	(143)	64	126
Accumulated net realized gains (losses)	7,447	20,959	32,667	(18,511)
Net unrealized appreciation (depreciation)	608,854	343,590	460,999	485,229

Total Net Assets	$5,400,935	$4,288,056	$2,446,931	$3,141,963

Net Assets:
Class A	$3,836,242	$2,411,763	$1,893,308	$2,489,097
Class C	1,155,896	1,740,461	270,007	414,439
Select Class	408,797	135,832	283,616	238,427

Total	$5,400,935	$4,288,056	$2,446,931	$3,141,963

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	267,771	195,141	104,923	157,644
Class C	81,830	141,450	15,787	26,927
Select Class	28,488	10,935	15,435	15,315

Net Asset Value (a):
Class A — Redemption price per share	$14.33	$12.36	$18.04	$15.79
Class C — Offering price per share (b)	14.13	12.30	17.10	15.39
Select Class — Offering and redemption price per share	14.35	12.42	18.37	15.57
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.01	$12.94	$18.89	$16.53

Cost of investments in affiliates	4,794,694	3,946,593	1,988,108	2,659,204

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$109,620	$96,154	$34,397	$57,330

EXPENSES:
Investment advisory fees	2,722	2,164	1,225	1,595
Administration fees	3,104	2,543	1,603	1,964
Distribution fees:
Class A	9,649	6,060	4,741	6,316
Class C	8,890	13,320	2,033	3,188
Shareholder servicing fees:
Class A	9,649	6,060	4,741	6,316
Class C	2,963	4,440	678	1,063
Select Class	1,000	320	708	597
Custodian and accounting fees	9	29	24	30
Professional fees	90	80	57	64
Trustees’ and Chief Compliance Officer’s fees	42	34	21	26
Printing and mailing costs	433	326	282	304
Registration and filing fees	291	203	151	179
Transfer agency fees (See Note 2.D.)	420	246	608	485
Sub-transfer agency fees (See Note 2.D.)	1,690	1,255	1,106	1,176
Other	62	50	30	36

Total expenses	41,014	37,130	18,008	23,339

Less fees waived	(10,383)	(7,671)	(5,757)	(6,822)

Net expenses	30,631	29,459	12,251	16,517

Net investment income (loss)	78,989	66,695	22,146	40,813

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(34,987)	(4,763)	(3,929)	(15,996)
Distributions of capital gains received from investment company affiliates	138,678	59,009	113,224	108,419
Change in net unrealized appreciation/depreciation on investments in affiliates	(220,812)	(94,409)	(223,185)	(207,721)

Net realized/unrealized gains (losses)	(117,121)	(40,163)	(113,890)	(115,298)

Change in net assets resulting from operations	$(38,132)	$26,532	$(91,744)	$(74,485)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$78,989	$63,224	$66,695	$57,076
Net realized gain (loss) on investments in affiliates	(34,987)	23,374	(4,763)	24,012
Distributions of capital gains received from investment company affiliates	138,678	184,349	59,009	97,101
Change in net unrealized appreciation/depreciation on investments in affiliates	(220,812)	(123,577)	(94,409)	(104,466)

Change in net assets resulting from operations	(38,132)	147,370	26,532	73,723

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(66,366)	(72,271)	(44,516)	(44,383)
From net realized gains	(121,890)	(69,634)	(58,389)	(46,254)
Class B (a)
From net investment income	—	(982)	—	(478)
From net realized gains	—	(1,403)	—	(733)
Class C
From net investment income	(14,208)	(15,495)	(23,185)	(22,098)
From net realized gains	(38,413)	(19,719)	(43,262)	(31,039)
Select Class
From net investment income	(7,936)	(6,916)	(2,667)	(2,449)
From net realized gains	(12,696)	(5,776)	(3,008)	(2,228)

Total distributions to shareholders	(261,509)	(192,196)	(175,027)	(149,662)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	133,100	447,233	(79,747)	329,699

NET ASSETS:
Change in net assets	(166,541)	402,407	(228,242)	253,760
Beginning of period	5,567,476	5,165,069	4,516,298	4,262,538

End of period	$5,400,935	$5,567,476	$4,288,056	$4,516,298

Accumulated undistributed (distributions in excess of) net investment income	$298	$(404)	$(143)	$(87)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,146	$16,763	$40,813	$34,157
Net realized gain (loss) on investments in affiliates	(3,929)	15,831	(15,996)	12,333
Distributions of capital gains received from investment company affiliates	113,224	139,253	108,419	136,056
Change in net unrealized appreciation/depreciation on investments in affiliates	(223,185)	(45,878)	(207,721)	(63,849)

Change in net assets resulting from operations	(91,744)	125,969	(74,485)	118,697

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(24,859)	(36,765)	(39,844)	(48,758)
From net realized gains	(94,493)	(28,153)	(94,772)	(56,378)
Class B (a)
From net investment income	—	(1,355)	—	(1,146)
From net realized gains	—	(1,177)	—	(1,807)
Class C
From net investment income	(2,839)	(4,447)	(4,619)	(6,023)
From net realized gains	(14,281)	(3,829)	(16,453)	(8,812)
Select Class
From net investment income	(4,447)	(4,648)	(4,452)	(5,072)
From net realized gains	(14,030)	(3,065)	(9,016)	(5,055)

Total distributions to shareholders	(154,949)	(83,439)	(169,156)	(133,051)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	170,465	192,247	51,972	253,188

NET ASSETS:
Change in net assets	(76,228)	234,777	(191,669)	238,834
Beginning of period	2,523,159	2,288,382	3,333,632	3,094,798

End of period	$2,446,931	$2,523,159	$3,141,963	$3,333,632

Accumulated undistributed (distributions in excess of) net investment income	$64	$(175)	$126	$(245)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$521,159	$761,516	$334,682	$477,274
Distributions reinvested	187,721	141,568	102,662	90,426
Cost of shares redeemed	(679,873)	(663,757)	(496,753)	(517,879)
Conversion from Class B Shares	—	61,738	—	31,590

Change in net assets resulting from Class A capital transactions	$29,007	$301,065	$(59,409)	$81,411

Class B (a)
Proceeds from shares issued	$—	$1,320	$—	$547
Distributions reinvested	—	2,376	—	1,206
Cost of shares redeemed	—	(32,334)	—	(16,017)
Conversion to Class A Shares	—	(61,738)	—	(31,590)

Change in net assets resulting from Class B capital transactions	$—	$(90,376)	$—	$(45,854)

Class C
Proceeds from shares issued	$265,536	$377,453	$376,818	$557,723
Distributions reinvested	52,283	34,950	66,197	52,950
Cost of shares redeemed	(291,673)	(202,286)	(472,504)	(329,481)

Change in net assets resulting from Class C capital transactions	$26,146	$210,117	$(29,489)	$281,192

Select Class
Proceeds from shares issued	$153,889	$105,111	$43,901	$36,634
Distributions reinvested	4,656	3,676	2,793	2,086
Cost of shares redeemed	(80,598)	(82,360)	(37,543)	(25,770)

Change in net assets resulting from Select Class capital transactions	$77,947	$26,427	$9,151	$12,950

Total change in net assets resulting from capital transactions	$133,100	$447,233	$(79,747)	$329,699

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	36,108	49,957	27,128	36,878
Reinvested	13,251	9,426	8,416	7,072
Redeemed	(47,331)	(43,567)	(40,276)	(40,057)
Conversion from Class B Shares	—	4,026	—	2,449

Change in Class A Shares	2,028	19,842	(4,732)	6,342

Class B (a)
Issued	—	86	—	43
Reinvested	—	159	—	94
Redeemed	—	(2,125)	—	(1,239)
Conversion to Class A Shares	—	(4,029)	—	(2,447)

Change in Class B Shares	—	(5,909)	—	(3,549)

Class C
Issued	18,572	25,100	30,610	43,317
Reinvested	3,748	2,362	5,462	4,164
Redeemed	(20,642)	(13,486)	(38,552)	(25,614)

Change in Class C Shares	1,678	13,976	(2,480)	21,867

Select Class
Issued	10,448	6,901	3,548	2,824
Reinvested	328	244	228	162
Redeemed	(5,624)	(5,390)	(3,004)	(1,986)

Change in Select Class Shares	5,152	1,755	772	1,000

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$209,821	$288,677	$250,438	$441,133
Distributions reinvested	118,749	64,605	134,109	104,781
Cost of shares redeemed	(240,399)	(243,613)	(362,157)	(369,117)
Conversion from Class B Shares	—	61,221	—	62,193

Change in net assets resulting from Class A capital transactions	$88,171	$170,890	$22,390	$238,990

Class B (a)
Proceeds from shares issued	$—	$289	$—	$664
Distributions reinvested	—	2,519	—	2,945
Cost of shares redeemed	—	(32,144)	—	(37,395)
Conversion to Class A Shares	—	(61,221)	—	(62,193)

Change in net assets resulting from Class B capital transactions	$—	$(90,557)	$—	$(95,979)

Class C
Proceeds from shares issued	$69,494	$71,520	$94,978	$128,515
Distributions reinvested	16,602	7,842	20,410	14,248
Cost of shares redeemed	(56,521)	(40,872)	(98,007)	(68,902)

Change in net assets resulting from Class C capital transactions	$29,575	$38,490	$17,381	$73,861

Select Class
Proceeds from shares issued	$111,442	$101,289	$55,582	$74,597
Distributions reinvested	3,969	2,044	4,742	4,325
Cost of shares redeemed	(62,692)	(29,909)	(48,123)	(42,606)

Change in net assets resulting from Select Class capital transactions	$52,719	$73,424	$12,201	$36,316

Total change in net assets resulting from capital transactions	$170,465	$192,247	$51,972	$253,188

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,358	14,546	15,592	25,797
Reinvested	6,595	3,310	8,537	6,245
Redeemed	(13,034)	(12,286)	(22,696)	(21,582)
Conversion from Class B Shares	—	3,017	—	3,594

Change in Class A Shares	4,919	8,587	1,433	14,054

Class B (a)
Issued	—	15	—	40
Reinvested	—	133	—	176
Redeemed	—	(1,666)	—	(2,198)
Conversion to Class A Shares	—	(3,109)	—	(3,617)

Change in Class B Shares	—	(4,627)	—	(5,599)

Class C
Issued	3,961	3,770	6,045	7,695
Reinvested	972	421	1,335	870
Redeemed	(3,257)	(2,156)	(6,328)	(4,129)

Change in Class C Shares	1,676	2,035	1,052	4,436

Select Class
Issued	5,783	5,035	3,529	4,439
Reinvested	217	103	306	261
Redeemed	(3,386)	(1,477)	(3,063)	(2,521)

Change in Select Class Shares	2,614	3,661	772	2,179

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Year Ended June 30, 2016	$15.12	$0.22	(f)	$(0.29)	$(0.07)	$(0.25)	$(0.47)	$(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(f)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(f)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(f)	(0.05)	0.17	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2016	14.92	0.14	(f)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(f)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(f)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(f)	(0.04)	0.11	(0.16)	—	(0.16)

Select Class
Year Ended June 30, 2016	15.14	0.26	(f)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(f)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(f)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(f)	(0.05)	0.20	(0.25)	—	(0.25)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$14.33	(0.40)%	$3,836,242	0.46%	1.55%	0.67%	12%
15.12	2.89	4,018,244	0.34	1.26	0.66	10
15.25	14.12	3,749,519	0.41	1.16	0.67	12
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9

14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9

14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2016	$12.78	$0.22	(f)	$(0.11)	$0.11	$(0.23)	$(0.30)	$(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(f)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(f)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(f)	0.06	0.29	(0.23)	—	(0.23)

Class C
Year Ended June 30, 2016	12.73	0.15	(f)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(f)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(f)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(f)	0.06	0.23	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2016	12.84	0.25	(f)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(f)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(f)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(f)	0.07	0.33	(0.26)	—	(0.26)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$12.36	0.97%	$2,411,763	0.46%	1.76%	0.66%	12%
12.78	1.89	2,554,155	0.34	1.46	0.66	11
13.00	10.05	2,516,247	0.41	1.41	0.66	20
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9

12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9

12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Year Ended June 30, 2016	$19.95	$0.17	$(0.89)	$(0.72)	$(0.24)	$(0.95)	$(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11	3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(0.25)	(0.15)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(0.24)	(0.22)	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(0.26)	(0.12)	(0.14)	—	(0.14)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (f)

$18.04	(3.54)%	$1,893,308	0.47%	0.93%	0.72%	8%
19.95	5.51	1,994,792	0.38	0.74	0.71	10
19.59	21.95	1,791,194	0.41	0.59	0.71	8
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6

17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6

18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Year Ended June 30, 2016	$17.02	$0.21	$(0.58)	$(0.37)	$(0.25)	$(0.61)	$(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16	2.40	2.56	(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18	1.64	1.82	(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(0.10)	0.07	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	2.34	2.41	(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(0.11)	(0.01)	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	2.38	2.57	(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(0.11)	0.09	(0.21)	—	(0.21)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (f)

$15.79	(2.06)%	$2,489,097	0.46%	1.33%	0.69%	13%
17.02	3.78	2,659,305	0.36	1.11	0.69	9
17.11	17.40	2,432,024	0.41	0.96	0.68	10
14.78	13.91	1,812,603	0.49	1.29	0.72	20
13.17	0.60	1,485,151	0.50	1.33	0.71	11

15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9
16.72	16.72	358,544	0.96	0.42	1.18	10
14.46	13.34	225,157	1.02	0.76	1.21	20
12.89	0.00 (g)	179,336	1.03	0.80	1.21	11

15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9
16.89	17.71	208,836	0.16	1.21	0.44	10
14.59	14.22	156,714	0.24	1.53	0.47	20
13.00	0.79	127,295	0.25	1.59	0.46	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund Total Investments in Securities (a)	$5,403,548	$—	$—	$5,403,548

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,290,183	$—	$—	$4,290,183

Investor Growth
Total Investments in Securities (a)	$2,449,107	$—	$—	$2,449,107

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,144,433	$—	$—	$3,144,433

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$9,055	$—	$—	$—	667	$6,200
JPMorgan Commodities Strategy Fund, Select Class Shares	20,437	—	20,255	(6,045)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	909,460	18,116	1,444	15,158	78,172	938,847
JPMorgan Core Bond Fund, Select Class Shares	848,868	54,012	881,895	(349)	7,112	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	518,319	—	1,105	10,602	65,097	546,164
JPMorgan Core Plus Bond Fund, Select Class Shares	510,890	5,429	499,627	—	5,429	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	93,364	8,323	1,972	—	4,405	110,509
JPMorgan Dynamic Growth Fund, Select Class Shares	117,968	4,200	92,191	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	73,333	7,005	(2,113)	769	5,110	54,574
JPMorgan Emerging Economies Fund, Select Class Shares	61,699	4,900	68,643	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	54,509	—	—	1,779	6,911	56,669
JPMorgan Emerging Markets Debt Fund, Select Class Shares	47,064	767	47,256	—	767	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	68,282	9,132	(1,685)	646	2,701	55,746
JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,728	4,900	61,715	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	8,673	6,840	(1,833)	—	—	—

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Balanced Fund (continued)
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	$33,969	$—	$32,923	$(8,774)	$—	—	$—
JPMorgan Equity Income Fund, Class R6 Shares	—	75,173	6,830	491	1,454	6,180	87,879
JPMorgan Equity Income Fund, Select Class Shares	83,514	4,531	70,409	—	431	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	197,578	5,539	(449)	5,384	19,543	180,386
JPMorgan Floating Rate Income Fund, Select Class Shares	176,664	10,986	190,407	(1,346)	2,484	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	18,022	6,880	(11,143)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	9,449	—	18,022	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	182,476	12,105	7,992	(576)	3,505	9,910	176,802
JPMorgan Government Bond Fund, Select Class Shares	11,991	468	—	166	302	1,147	12,611
JPMorgan High Yield Fund, Class R6 Shares	—	273,719	—	98	9,070	38,094	271,608
JPMorgan High Yield Fund, Select Class Shares	122,230	50,766	172,608	—	2,866	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	115,392	32,993	(2,515)	923	7,681	79,493
JPMorgan Inflation Managed Bond Fund, Select Class Shares	121,509	772	125,069	(841)	772	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	115,966	11,914	(1,851)	1,735	6,706	91,267
JPMorgan International Equity Fund, Select Class Shares	106,311	9,042	112,910	—	142	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	232,315	59,329	—	2,264	6,202	17,322	259,490
JPMorgan Intrepid America Fund, Class R6 Shares	—	225,220	39,517	20,912	5,002	8,841	309,701
JPMorgan Intrepid America Fund, Select Class Shares	343,433	17,000	205,812	328	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	118,393	—	—	1,700	4,602	100,729
JPMorgan Intrepid European Fund, Select Class Shares	90,836	15,200	108,725	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	98,926	34,406	8,480	2,190	3,958	160,300
JPMorgan Intrepid Growth Fund, Select Class Shares	186,225	11,600	98,737	(63)	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	75,499	—	7,274	931	5,980	122,104
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	90,360	5,398	43,309	—	98	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	29,247	2,774	2,778	—	1,720	57,760
JPMorgan Large Cap Growth Fund, Select Class Shares	58,384	5,100	27,081	386	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	128,276	24,440	18,581	1,880	10,602	133,167
JPMorgan Large Cap Value Fund, Select Class Shares	159,695	5,209	110,458	27	409	—	—
JPMorgan Latin America Fund, Class R6 Shares	—	24,655	—	—	294	1,377	17,757
JPMorgan Latin America Fund, Select Class Shares	18,875	—	24,361	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	222,791	14,441	(102)	1,646	21,592	216,563
JPMorgan Limited Duration Bond Fund, Select Class Shares	196,792	4,661	193,332	(42)	661	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	143,943	347,878	448,282	—	141	43,539	43,539
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	206,199	49,148	12,598	33,526	2,102	19,263	207,074
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	4,000	—	—	—	172	4,612
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	113,477	—	47,616	2,391	—	6,738	68,256
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	99,373	7,702	(481)	—	5,951	85,390
JPMorgan Research Market Neutral Fund, Select Class Shares	106,855	—	107,375	(325)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	52,281	29,163	(2,566)	269	722	18,771
JPMorgan Small Cap Value Fund, Select Class Shares	39,042	10,790	50,020	—	90	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	109,857	16,144	(1,399)	2,747	7,778	88,278
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	109,188	1,216	112,407	(313)	1,216	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	100,519	9,212	(124)	2,400	5,958	89,078
JPMorgan Systematic Alpha Fund, Select Class Shares	95,123	—	96,556	(58)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	55,760	4,945	14,839	3,076	494	2,462	41,714
JPMorgan U.S. Equity Fund, Class R6 Shares	—	333,695	41,782	21,845	4,123	31,318	432,819

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Balanced Fund (continued)
JPMorgan U.S. Equity Fund, Select Class Shares	$463,592	$20,191	$311,871	$(159)	$991	—	$—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	160,734	56,202	21,077	1,127	6,247	165,163
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	228,534	7,900	146,088	48	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	24,987	4,764	(350)	377	1,919	19,002
JPMorgan Unconstrained Debt Fund, Select Class Shares	23,233	175	24,610	—	175	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	76,885	—	924	1,025	3,241	93,526
JPMorgan Value Advantage Fund, Select Class Shares	89,672	5,300	74,936	—	—	—	—

Total	$5,564,300			$103,691	$109,620		$5,403,548

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$7,524	$—	$—	$—	555	$5,157
JPMorgan Commodities Strategy Fund, Select Class Shares	18,048	—	17,724	(5,476)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	1,140,335	33,614	1,497	18,966	96,083	1,153,962
JPMorgan Core Bond Fund, Select Class Shares	1,135,187	9,081	1,129,644	(361)	9,081	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	540,331	5,000	981	10,910	67,025	562,340
JPMorgan Core Plus Bond Fund, Select Class Shares	546,496	5,694	536,592	(399)	5,694	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	39,585	500	482	—	1,868	46,874
JPMorgan Dynamic Growth Fund, Select Class Shares	40,717	6,500	38,006	86	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	35,324	5,065	(1,632)	370	2,333	24,918
JPMorgan Emerging Economies Fund, Select Class Shares	28,744	4,400	33,904	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	39,272	—	—	1,240	4,990	40,915
JPMorgan Emerging Markets Debt Fund, Select Class Shares	31,012	1,518	32,018	—	518	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	32,514	5,065	(996)	307	1,267	26,155
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,055	4,750	31,157	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	15,282	12,164	(3,119)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	48,540	—	47,982	(10,789)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	61,751	12,845	1,015	1,227	4,938	70,211
JPMorgan Equity Income Fund, Select Class Shares	78,142	2,197	59,916	—	397	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	181,532	4,391	(370)	4,906	17,842	164,685
JPMorgan Floating Rate Income Fund, Select Class Shares	168,704	2,388	174,861	(1,124)	2,388	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	14,341	5,847	(8,494)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	8,027	—	14,341	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	51,745	3,700	4,205	(215)	1,000	2,717	48,469

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Conservative Growth Fund (continued)
JPMorgan Government Bond Fund, Select Class Shares	$33,206	$1,295	$—	$459	$835	3,178	$34,923
JPMorgan High Yield Fund, Class R6 Shares	—	235,829	—	81	7,736	33,169	236,495
JPMorgan High Yield Fund, Select Class Shares	91,838	37,829	128,618	—	1,929	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	135,140	33,247	(1,958)	1,143	9,600	99,359
JPMorgan Inflation Managed Bond Fund, Select Class Shares	153,503	936	156,897	(1,708)	936	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	48,303	860	(108)	786	3,095	42,123
JPMorgan International Equity Fund, Select Class Shares	44,402	4,259	47,517	—	59	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	136,484	28,093	—	1,309	3,586	9,735	145,828
JPMorgan Intrepid America Fund, Class R6 Shares	—	140,045	38,708	19,672	3,162	5,211	182,553
JPMorgan Intrepid America Fund, Select Class Shares	230,157	7,500	137,017	3,394	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	55,061	—	—	848	2,106	46,091
JPMorgan Intrepid European Fund, Select Class Shares	47,345	5,200	54,213	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	66,532	21,813	3,123	1,390	2,518	101,993
JPMorgan Intrepid Growth Fund, Select Class Shares	118,273	8,700	67,643	65	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	34,934	—	2,310	340	2,475	50,538
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	29,871	632	13,935	—	32	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	14,416	1,681	2,272	248	1,541	19,358
JPMorgan Large Cap Value Fund, Select Class Shares	28,567	766	19,831	3,075	66	—	—
JPMorgan Latin America Fund, Class R6 Shares	—	16,137	—	—	189	886	11,426
JPMorgan Latin America Fund, Select Class Shares	12,146	—	15,948	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	364,107	31,301	(214)	2,845	34,406	345,089
JPMorgan Limited Duration Bond Fund, Select Class Shares	360,360	9,917	357,919	(36)	1,217	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	58,323	265,894	285,959	—	100	38,258	38,258
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	55,930	13,477	—	9,403	575	5,599	60,194
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	30,266	—	1,356	—	1,435	38,493
JPMorgan Mid Cap Growth Fund, Select Class Shares	28,340	700	17,561	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	86,207	—	27,427	1,504	—	5,936	60,135
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	96,093	22,708	(1,358)	—	4,703	67,488
JPMorgan Research Market Neutral Fund, Select Class Shares	107,173	—	107,993	(446)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	38,487	4,257	916	256	1,250	32,495
JPMorgan Small Cap Value Fund, Select Class Shares	27,478	9,163	36,758	—	63	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	112,726	10,273	(926)	2,913	8,560	97,157
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	116,893	1,259	120,013	(438)	1,261	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	91,403	6,173	(80)	2,212	5,551	82,983
JPMorgan Systematic Alpha Fund, Select Class Shares	87,376	—	88,868	(47)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	38,183	2,970	17,907	5,169	292	1,222	20,696
JPMorgan U.S. Equity Fund, Class R6 Shares	—	154,222	44,771	14,966	1,843	12,950	178,973
JPMorgan U.S. Equity Fund, Select Class Shares	229,981	9,486	155,016	1,059	486	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	82,822	50,036	19,194	604	2,611	69,024
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	130,423	3,300	80,710	665	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	20,647	2,073	(177)	317	1,775	17,575
JPMorgan Unconstrained Debt Fund, Select Class Shares	19,186	144	20,330	—	144	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	44,765	—	664	737	2,330	67,250
JPMorgan Value Advantage Fund, Select Class Shares	62,004	6,000	43,362	—	—	—	—

Total	$4,516,066			$54,246	$96,154		$4,290,183

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$10,641	$—	$—	$—	771	$7,169
JPMorgan Commodities Strategy Fund, Select Class Shares	9,702	—	11,841	(659)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	85,741	6,637	169	1,333	6,781	81,438
JPMorgan Core Bond Fund, Select Class Shares	92,120	2,785	95,009	(32)	685	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	27,769	—	50	512	3,405	28,568
JPMorgan Core Plus Bond Fund, Select Class Shares	23,016	245	23,042	—	245	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	19,670	497	255	—	982	24,640
JPMorgan Dynamic Growth Fund, Select Class Shares	25,610	400	19,403	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	56,078	3,139	(1,351)	580	4,010	42,824
JPMorgan Emerging Economies Fund, Select Class Shares	50,587	2,150	54,918	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	10,268	—	—	318	1,356	11,118
JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,883	128	7,459	—	128	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	52,706	3,636	(848)	487	2,174	44,876
JPMorgan Emerging Markets Equity Fund, Select Class Shares	47,124	2,050	49,839	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	87	63	(23)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	7,757	—	7,137	(2,764)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	29,631	—	272	606	2,644	37,598
JPMorgan Equity Income Fund, Select Class Shares	35,304	678	28,753	—	178	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	24,417	2,520	(165)	487	2,335	21,553
JPMorgan Floating Rate Income Fund, Select Class Shares	14,650	2,083	16,605	(335)	183	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	8,896	3,460	(5,436)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	4,753	—	8,896	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,386	3,972	2,393	(173)	1,233	3,617	64,521
JPMorgan High Yield Fund, Class R6 Shares	—	76,714	—	14	2,319	11,354	80,953
JPMorgan High Yield Fund, Select Class Shares	12,066	11,608	21,578	—	308	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	25,972	13,937	(831)	151	1,103	11,421
JPMorgan Inflation Managed Bond Fund, Select Class Shares	25,168	162	25,821	—	162	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	105,753	—	—	1,835	7,257	98,774
JPMorgan International Equity Fund, Select Class Shares	111,510	1,743	103,918	—	143	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	138,496	9,922	—	1,236	3,386	8,628	129,244
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	—	56,969	—	—	229	3,097	51,818
JPMorgan International Unconstrained Equity Fund, Select Class Shares	44,071	9,000	53,300	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	179,723	16,495	16,528	4,059	7,605	266,407
JPMorgan Intrepid America Fund, Select Class Shares	282,867	4,700	159,123	(65)	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	76,855	—	—	1,208	2,998	65,631
JPMorgan Intrepid European Fund, Select Class Shares	73,857	1,500	75,647	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	69,351	20,055	8,204	1,610	3,074	124,488
JPMorgan Intrepid Growth Fund, Select Class Shares	144,786	2,100	68,980	163	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	58,922	—	5,904	694	4,058	82,866
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	76,863	1,181	47,130	—	81	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	79,100	1,989	8,303	—	5,425	182,188
JPMorgan Large Cap Growth Fund, Select Class Shares	194,481	2,800	72,043	(14)	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	215,654	1,200	27,820	3,030	18,625	233,933
JPMorgan Large Cap Value Fund, Select Class Shares	238,900	3,901	186,893	(32)	601	—	—
JPMorgan Latin America Fund, Class R6 Shares	—	14,143	—	—	176	826	10,654
JPMorgan Latin America Fund, Select Class Shares	11,324	—	13,967	—	—	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	16,895	133,965	126,505	—	68	24,355	24,355

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Growth Fund (continued)
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	$140,566	$27,909	$—	$23,344	$1,404	13,461	$144,700
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	25,287	—	843	—	1,153	30,919
JPMorgan Mid Cap Growth Fund, Select Class Shares	17,886	200	11,418	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	11,402	—	5,739	394	—	582	5,895
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	11,006	4,439	(173)	—	431	6,185
JPMorgan Research Market Neutral Fund, Select Class Shares	12,368	—	12,206	(39)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	41,412	20,943	4,103	420	1,757	45,661
JPMorgan Small Cap Value Fund, Select Class Shares	66,522	1,134	37,192	—	134	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	6,178	1,139	(88)	152	420	4,771
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	5,891	66	6,026	—	66	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	21,672	—	—	336	1,420	21,225
JPMorgan Systematic Alpha Fund, Select Class Shares	14,135	—	14,341	(26)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	26,225	1,953	4,223	1,370	237	1,295	21,943
JPMorgan U.S. Equity Fund, Class R6 Shares	—	238,772	15,988	14,777	2,873	22,296	308,126
JPMorgan U.S. Equity Fund, Select Class Shares	323,001	5,982	221,789	(114)	682	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	73,335	12,428	8,458	507	3,295	87,118
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	103,797	1,500	65,494	(38)	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	5,430	1,139	(97)	80	405	4,006
JPMorgan Unconstrained Debt Fund, Select Class Shares	5,046	38	5,350	—	38	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	30,550	—	391	433	1,439	41,521
JPMorgan Value Advantage Fund, Select Class Shares	39,717	600	27,986	—	—	—	—

Total	$2,522,732			$109,295	$34,397		$2,449,107

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$15,526	$—	$—	$—	1,126	$10,475
JPMorgan Commodities Strategy Fund, Select Class Shares	13,994	—	17,126	(874)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	289,671	12,894	462	4,596	24,367	292,649
JPMorgan Core Bond Fund, Select Class Shares	298,881	2,235	293,589	(81)	2,235	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	187,550	—	396	3,855	23,988	201,262
JPMorgan Core Plus Bond Fund, Select Class Shares	183,111	1,946	175,475	—	1,946	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	38,311	3,232	755	—	1,775	44,525
JPMorgan Dynamic Growth Fund, Select Class Shares	48,399	800	37,822	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	60,587	4,105	(1,487)	622	4,332	46,267
JPMorgan Emerging Economies Fund, Select Class Shares	52,496	2,300	56,940	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	17,139	—	—	615	2,240	18,372
JPMorgan Emerging Markets Debt Fund, Select Class Shares	16,950	276	16,524	—	276	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	56,647	8,685	(2,150)	523	2,127	43,901
JPMorgan Emerging Markets Equity Fund, Select Class Shares	50,815	2,400	53,100	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	2,284	1,807	(477)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	16,453	—	15,484	(5,028)	—	—	—

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Growth & Income Fund (continued)
JPMorgan Equity Income Fund, Class R6 Shares	$—	$46,084	$7,685	$430	$876	3,597	$51,155
JPMorgan Equity Income Fund, Select Class Shares	54,488	2,176	44,778	—	276	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	127,664	3,275	(265)	3,388	12,646	116,720
JPMorgan Floating Rate Income Fund, Select Class Shares	115,806	1,637	119,170	(782)	1,637	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	13,188	5,078	(8,111)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	6,944	—	13,188	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	118,075	6,642	4,646	(276)	2,217	6,386	113,931
JPMorgan Government Bond Fund, Select Class Shares	11,055	431	—	153	278	1,058	11,627
JPMorgan High Yield Fund, Class R6 Shares	—	152,840	—	54	5,090	21,576	153,834
JPMorgan High Yield Fund, Select Class Shares	72,038	22,395	92,561	—	1,495	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	54,760	13,627	(1,007)	460	3,891	40,274
JPMorgan Inflation Managed Bond Fund, Select Class Shares	59,072	374	60,300	(469)	374	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	125,267	11,286	(3,228)	1,956	7,583	103,204
JPMorgan International Equity Fund, Select Class Shares	125,157	6,062	123,312	—	162	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	147,399	17,057	—	1,352	3,705	9,622	144,143
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	—	10,000	—	—	—	645	10,786
JPMorgan Intrepid America Fund, Class R6 Shares	—	212,931	37,402	19,305	4,754	8,519	298,418
JPMorgan Intrepid America Fund, Select Class Shares	332,983	10,500	191,683	101	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	94,337	—	—	1,433	3,557	77,853
JPMorgan Intrepid European Fund, Select Class Shares	85,684	3,500	92,905	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	53,630	18,764	8,207	1,274	2,330	94,346
JPMorgan Intrepid Growth Fund, Select Class Shares	114,267	1,900	54,356	81	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	34,132	—	2,158	323	2,405	49,102
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	28,192	330	12,598	—	30	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	73,353	1,640	7,514	—	4,880	163,865
JPMorgan Large Cap Growth Fund, Select Class Shares	171,992	4,800	67,479	384	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	163,357	13,096	20,076	2,324	13,913	174,743
JPMorgan Large Cap Value Fund, Select Class Shares	190,271	3,480	140,585	37	480	—	—
JPMorgan Latin America Fund, Class R6 Shares	—	11,965	—	—	145	677	8,737
JPMorgan Latin America Fund, Select Class Shares	9,287	—	11,821	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	32,714	8,971	(54)	142	2,371	23,785
JPMorgan Limited Duration Bond Fund, Select Class Shares	20,432	65	20,499	(18)	65	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	22,603	160,910	156,343	—	74	27,170	27,170
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	126,369	25,711	—	21,018	1,268	12,172	130,847
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	21,002	—	1,005	—	1,019	27,325
JPMorgan Mid Cap Growth Fund, Select Class Shares	21,257	300	12,647	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	50,135	—	18,955	1,002	—	3,170	32,110
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	44,682	5,391	(306)	—	2,579	37,009
JPMorgan Research Market Neutral Fund, Select Class Shares	49,573	—	49,282	(157)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	45,206	17,571	1,042	407	1,739	45,192
JPMorgan Small Cap Value Fund, Select Class Shares	59,054	5,324	42,264	—	124	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	36,479	11,804	(949)	821	2,000	22,696
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	37,564	415	38,658	(177)	415	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	50,726	3,818	(50)	1,171	3,059	45,731
JPMorgan Systematic Alpha Fund, Select Class Shares	46,681	—	47,439	(34)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	45,923	3,459	16,436	2,234	405	1,744	29,546
JPMorgan U.S. Equity Fund, Class R6 Shares	—	239,842	34,037	15,045	2,837	21,338	294,894

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Investor Growth & Income Fund (continued)
JPMorgan U.S. Equity Fund, Select Class Shares	$326,604	$11,888	$227,890	$86	$688	—	$—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	96,825	39,423	15,216	668	3,475	91,877
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,761	2,300	88,088	21	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	15,216	3,387	(240)	228	1,121	11,095
JPMorgan Unconstrained Debt Fund, Select Class Shares	14,160	107	14,987	—	107	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	39,985	—	509	565	1,905	54,967
JPMorgan Value Advantage Fund, Select Class Shares	50,575	1,800	35,862	—	—	—	—

Total	$3,332,500			$92,423	$57,330		$3,144,433

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Select Class	Total
Investor Balanced Fund
Transfer agency fees	$352	$54	$14	$420
Sub-transfer agency fees	1,275	384	31	1,690
Investor Conservative Growth Fund
Transfer agency fees	184	48	14	246
Sub-transfer agency fees	738	490	27	1,255
Investor Growth Fund
Transfer agency fees	540	46	22	608
Sub-transfer agency fees	943	144	19	1,106
Investor Growth & Income Fund
Transfer agency fees	432	42	11	485
Sub-transfer agency fees	969	179	28	1,176

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$10,223	$(10,223)
Investor Conservative Growth Fund	—	3,617	(3,617)
Investor Growth Fund	—	10,238	(10,238)
Investor Growth & Income Fund	—	8,473	(8,473)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2016, the effective rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$1,469	$6
Investor Conservative Growth Fund	816	6
Investor Growth Fund	627	1
Investor Growth & Income Fund	807	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Investor Balanced Fund*	0.52%	1.10%	0.27%
Investor Conservative Growth Fund*	0.52	1.10	0.27
Investor Growth Fund*	0.52	1.10	0.27
Investor Growth & Income Fund*	0.52	1.10	0.27

*	Prior to November 1, 2015, the contractual expense limitations for the Funds were 0.39%, 1.14% and 0.14% for Class A, Class C and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% of the Funds’ net assets, the Funds’ Distributor will waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$1,325	$1,312	$6,264	$8,901
Investor Conservative Growth Fund	1,228	1,184	3,686	6,098
Investor Growth Fund	1,109	958	3,314	5,381
Investor Growth & Income Fund	1,102	1,021	4,047	6,170

Voluntary Waivers
Shareholder Servicing
JPMorgan Investor Balanced Fund	$1,439
JPMorgan Investor Conservative Growth Fund	1,540
JPMorgan Investor Growth Fund	353
JPMorgan Investor Growth & Income Fund	628

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

JPMorgan Investor Balanced Fund	$43
JPMorgan Investor Conservative Growth Fund	33
JPMorgan Investor Growth Fund	23
JPMorgan Investor Growth & Income Fund	24

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$833,765	$638,314
Investor Conservative Growth Fund	515,085	621,732
Investor Growth Fund	332,739	186,710
Investor Growth & Income Fund	448,497	417,414

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,882,309	$666,598	$145,359	$521,239
Investor Conservative Growth Fund	3,975,863	404,408	90,088	314,320
Investor Growth Fund	2,054,801	480,988	86,682	394,306
Investor Growth & Income Fund	2,762,551	487,989	106,107	381,882

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$96,760	$164,749	$261,509
Investor Conservative Growth Fund	74,620	100,407	175,027
Investor Growth Fund	34,112	120,837	154,949
Investor Growth & Income Fund	53,000	116,156	169,156

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$101,470	$90,726	$192,196
Investor Conservative Growth Fund	70,845	78,817	149,662
Investor Growth Fund	47,324	36,115	83,439
Investor Growth & Income Fund	61,387	71,664	133,051

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,312	$101,548	$521,239
Investor Conservative Growth Fund	1,308	51,447	314,320
Investor Growth Fund	543	99,876	394,306
Investor Growth & Income Fund	1,386	84,836	381,882

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2016, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the Funds deferred to July 1, 2016 the following net capital losses of (amounts in thousands):

Net Capital Losses
Short-Term
Investor Balanced Fund	$7,243
Investor Conservative Growth Fund	2,485
Investor Growth Fund	514
Investor Growth & Income Fund	685

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds each had two affiliated omnibus accounts, which represented the following percentage of each Fund’s net assets:

% of the Fund
Investor Balanced Fund	79.8%
Investor Conservative Growth Fund	87.1
Investor Growth Fund	63.9
Investor Growth & Income Fund	72.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

As of June 30, 2016, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	88.5%
JPMorgan Large Cap Value Fund	79.0
JPMorgan Systematic Alpha Fund	72.6
JPMorgan Dynamic Growth Fund	68.8
JPMorgan International Unconstrained Equity Fund	66.0
JPMorgan Market Expansion Enhanced Index Fund	58.0
JPMorgan International Research Enhanced Equity Fund	57.7
JPMorgan Latin America Fund	53.9
JPMorgan Research Market Neutral Fund	50.1
JPMorgan Intrepid Growth Fund	48.7
JPMorgan Limited Duration Bond Fund	45.3
JPMorgan Intrepid European Fund	33.5
JPMorgan Intrepid Mid Cap Fund	31.6
JPMorgan Commodities Strategy Fund	31.2
JPMorgan Intrepid America Fund	28.8
JPMorgan U.S. Dynamic Plus Fund	27.6
JPMorgan Floating Rate Income Fund	26.9
JPMorgan Core Plus Bond Fund	21.7
JPMorgan Inflation Managed Bond Fund	15.6
JPMorgan Emerging Markets Debt Fund	13.2
JPMorgan Emerging Economies Fund	13.1
JPMorgan International Equity Fund	10.3

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014-present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,019.60	$2.61	0.52%
Hypothetical	1,000.00	1,022.28	2.61	0.52
Class C
Actual	1,000.00	1,016.20	5.51	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Select Class
Actual	1,000.00	1,020.10	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,027.10	2.62	0.52
Hypothetical	1,000.00	1,022.28	2.61	0.52
Class C
Actual	1,000.00	1,023.60	5.53	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Select Class
Actual	1,000.00	1,028.30	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27

50	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,000.60	$2.59	0.52%
Hypothetical	1,000.00	1,022.28	2.61	0.52
Class C
Actual	1,000.00	997.70	5.46	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Select Class
Actual	1,000.00	1,001.80	1.34	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,008.40	2.60	0.52
Hypothetical	1,000.00	1,022.28	2.61	0.52
Class C
Actual	1,000.00	1,005.70	5.49	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10
Select Class
Actual	1,000.00	1,009.80	1.35	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN INVESTOR FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deductions
Investor Balanced Fund	28.78%
Investor Conservative Growth Fund	19.20
Investor Growth Fund	58.60
Investor Growth & Income Fund	38.26

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Investor Balanced Fund	$164,749
Investor Conservative Growth Fund	100,407
Investor Growth Fund	120,837
Investor Growth & Income Fund	116,156

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$64,665
Investor Conservative Growth Fund	39,312
Investor Growth Fund	34,111
Investor Growth & Income Fund	44,581

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2016 will be disclosed in the semi-annual report for the period ended December 31, 2016.

52	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-INV-616

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2016

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.48)%
Russell 3000 Index	2.14%

Net Assets as of 6/30/2016 (In Thousands)	$19,039

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial sector and its security selection and overweight position in the energy sector were leading detractors from relative performance. The Fund’s security selection and overweight position in the consumer staples sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc., Voya Financial Inc. and Gilead Sciences Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Voya Financial, a provider of insurance and other financial products, fell on lower than expected earnings. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp., Tyson Foods Inc. and Microsoft Corp. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Tyson Food, a food processing company, rose on expectations that lower feed-grain prices would lift earnings. Shares of Microsoft, a provider of software and services, rose amid growth in its cloud computing business.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.4%
2.	Microsoft Corp.	4.4
3.	Northrop Grumman Corp.	3.9
4.	Gilead Sciences, Inc.	2.9
5.	QUALCOMM, Inc.	2.3
6.	Home Depot, Inc. (The)	2.3
7.	Tyson Foods, Inc., Class A	2.3
8.	Cigna Corp.	2.1
9.	McDonald’s Corp.	2.0
10.	Citigroup, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.4%
Health Care	19.5
Consumer Staples	12.0
Financials	11.0
Consumer Discretionary	10.6
Industrials	10.0
Energy	5.8
Utilities	4.2
Telecommunication Services	2.7
Materials	0.6
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 19, 2005
With Sales Charge*		(5.92)%	9.98%	5.42%
Without Sales Charge		(0.72)	11.17	5.99
CLASS C SHARES	February 19, 2005
With CDSC**		(2.21)	10.62	5.46
Without CDSC		(1.21)	10.62	5.46
SELECT CLASS SHARES	February 28, 2003	(0.48)	11.45	6.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.77)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$3,666,552

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight position in Amazon.com Inc. and its overweight positions in Archer Daniels Midland Co. and Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Corp., Nvidia Corp. and Computer Sciences Co. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Nvidia, a graphics software maker, rose on strong demand for its semiconductors. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Microsoft Corp.	3.3
3.	Amgen, Inc.	2.5
4.	Gilead Sciences, Inc.	2.5
5.	Wells Fargo & Co.	2.5
6.	Lowe’s Cos., Inc.	2.4
7.	Wal-Mart Stores, Inc.	2.4
8.	Northrop Grumman Corp.	2.3
9.	Express Scripts Holding Co.	2.2
10.	Visa, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.3%
Health Care	14.7
Financials	13.0
Consumer Discretionary	11.9
Consumer Staples	10.3
Industrials	9.4
Energy	6.8
Telecommunication Services	3.5
Materials	2.9
Utilities	2.8
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(7.22)%	9.48%	5.73%
Without Sales Charge		(2.08)	10.67	6.30
CLASS C SHARES	February 19, 2005
With CDSC**		(3.55)	10.13	5.77
Without CDSC		(2.55)	10.13	5.77
CLASS R2 SHARES	November 3, 2008	(2.30)	10.41	6.10
CLASS R5 SHARES	May 15, 2006	(1.57)	11.19	6.79
CLASS R6 SHARES	November 2, 2015	(1.53)	11.20	6.80
SELECT CLASS SHARES	February 28, 2003	(1.77)	10.97	6.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, and the Lipper Multi-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.63)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands)	$988,223

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Internet search engine Google and its subsidiaries, rose on continued growth in advertising revenue. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Archer Daniels, an agricultural products processor not held in the Benchmark, fell on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Cameron International Inc. and Activision Blizzard Inc. Shares of Nvidia, a semiconductor manufacturer, rose on strong demand for its products. Shares of Cameron International, an oilfield services company, rose on news that the company would be acquired by Schlumberger Ltd. for an estimated $15 billion. Shares of Activision Blizzard, a developer of video games, rose on strong product sales and investor expectations for earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	4.0
3.	Home Depot, Inc. (The)	3.2
4.	Amgen, Inc.	3.0
5.	Gilead Sciences, Inc.	3.0
6.	Visa, Inc., Class A	2.9
7.	Lowe’s Cos., Inc.	2.5
8.	McDonald’s Corp.	2.3
9.	Activision Blizzard, Inc.	2.3
10.	Reynolds American, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.5%
Consumer Discretionary	20.0
Health Care	16.5
Consumer Staples	10.7
Industrials	10.0
Financials	4.6
Materials	4.0
Telecommunication Services	1.9
Others (each less than 1.0%)	0.7
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(6.08)%	9.96%	6.95%
Without Sales Charge		(0.88)	11.15	7.52
CLASS C SHARES	February 19, 2005
With CDSC**		(2.35)	10.60	6.98
Without CDSC		(1.35)	10.60	6.98
CLASS R2 SHARES	November 3, 2008	(1.10)	10.87	7.32
CLASS R5 SHARES	May 15, 2006	(0.42)	11.65	8.00
CLASS R6 SHARES	November 2, 2015	(0.39)	11.66	8.01
SELECT CLASS SHARES	February 28, 2003	(0.63)	11.42	7.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.53)%
Russell Midcap Index	0.56%

Net Assets as of 6/30/2016 (In Thousands)	$964,595

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health services and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services and industrial cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bunge Ltd., Jones Lang LaSalle Inc. and Macy’s Inc. Shares of Bunge, agricultural products processing and transport company, fell on lower than expected quarterly revenue and continued weakness in commodities prices. Shares of Jones Lang LaSalle, a real estate investment company, fell amid investor concerns that a strong U.S. dollar, an increase in interest rates and capital controls in China could hurt the company’s earnings. Shares of Macy’s, a department store chain, fell on weakness in earnings and a lowered profit forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Huntington Ingalls Industries Inc., Computer Sciences Co. and Vantiv Inc. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on continued earnings growth and healthy contract growth. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Vantiv, a payments processing company, rose on better than expected quarterly earnings and revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.5%
2.	Tyson Foods, Inc., Class A	2.1
3.	Huntington Ingalls Industries, Inc.	2.1
4.	Mattel, Inc.	2.0
5.	Ingredion, Inc.	2.0
6.	AECOM	1.8
7.	Zimmer Biomet Holdings, Inc.	1.8
8.	PVH Corp.	1.7
9.	D.R. Horton, Inc.	1.7
10.	AmerisourceBergen Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Information Technology	14.0
Industrials	12.8
Consumer Discretionary	12.3
Health Care	10.6
Consumer Staples	7.6
Utilities	7.1
Energy	6.7
Materials	5.3
Telecommunication Services	0.7
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(6.92)%	8.98%	6.20%
Without Sales Charge		(1.76)	10.15	6.78
CLASS C SHARES	March 22, 1999
With CDSC**		(3.35)	9.45	6.11
Without CDSC		(2.35)	9.45	6.11
CLASS R6 SHARES	November 2, 2015	(1.35)	10.47	7.06
SELECT CLASS SHARES	June 1, 1991	(1.53)	10.43	7.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(6.56)%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$1,697,235

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and allocation to the industrials sector was a leading contributor and the consumer discretionary and telecommunication services sectors were the smallest detractors from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Apple Inc. and its underweight position in Exxon Mobil Corp. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Exxon Mobil, an integrated energy company, rose as oil prices rebounded somewhat during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp., Computer Sciences Co. and Cameron International Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Cameron International, an oilfield services company, rose on news that the company would be acquired by Schlumberger Ltd. for an estimated $15 billion.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.6%
2.	Pfizer, Inc.	3.5
3.	Citigroup, Inc.	3.2
4.	QUALCOMM, Inc.	2.4
5.	PNC Financial Services Group, Inc. (The)	2.1
6.	Archer-Daniels-Midland Co.	2.0
7.	Verizon Communications, Inc.	2.0
8.	Northrop Grumman Corp.	1.9
9.	Gilead Sciences, Inc.	1.9
10.	Valero Energy Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.9%
Energy	12.6
Health Care	11.9
Information Technology	10.3
Industrials	9.5
Consumer Staples	7.8
Utilities	6.8
Consumer Discretionary	6.2
Telecommunication Services	3.9
Materials	2.6
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(11.61)%	8.18%	4.73%
Without Sales Charge		(6.70)	9.36	5.30
CLASS C SHARES	February 19, 2005
With CDSC**		(8.16)	8.81	4.78
Without CDSC		(7.16)	8.81	4.78
CLASS R2 SHARES	November 3, 2008	(6.91)	9.09	5.10
CLASS R5 SHARES	May 15, 2006	(6.35)	9.75	5.71
CLASS R6 SHARES	November 30, 2010	(6.33)	9.80	5.74
SELECT CLASS SHARES	February 28, 2003	(6.56)	9.53	5.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 10.6%
	Hotels, Restaurants & Leisure — 3.0%
3	McDonald’s Corp.	388
4	Restaurant Brands International, Inc., (Canada)	179

		567

	Media — 2.5%
4	Comcast Corp., Class A	272
26	Sirius XM Holdings, Inc. (a)	103
1	Time Warner, Inc.	107

		482

	Multiline Retail — 0.7%
2	Target Corp.	140

	Specialty Retail — 3.8%
3	Home Depot, Inc. (The)	434
4	Lowe’s Cos., Inc.	284

		718

	Textiles, Apparel & Luxury Goods — 0.6%
3	Coach, Inc.	117

	Total Consumer Discretionary	2,024

	Consumer Staples — 12.1%
	Beverages — 3.7%
4	Coca-Cola Co. (The)	183
2	Molson Coors Brewing Co., Class B	205
3	PepsiCo, Inc.	318

		706

	Food & Staples Retailing — 3.2%
3	Walgreens Boots Alliance, Inc.	248
5	Wal-Mart Stores, Inc.	369

		617

	Food Products — 3.1%
1	Ingredion, Inc.	146
7	Tyson Foods, Inc., Class A	434

		580

	Household Products — 0.3%
1	Energizer Holdings, Inc.	64

	Tobacco — 1.8%
2	Philip Morris International, Inc.	231
2	Reynolds American, Inc.	101

		332

	Total Consumer Staples	2,299

	Energy — 5.9%
	Energy Equipment & Services — 1.4%
2	Baker Hughes, Inc.	96

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy Equipment & Services — continued
6		FMC Technologies, Inc. (a)	157

			253

		Oil, Gas & Consumable Fuels — 4.5%
1		Anadarko Petroleum Corp.	53
3		Apache Corp.	188
1		Chevron Corp.	118
1		Exxon Mobil Corp.	122
5		Marathon Petroleum Corp.	186
4		Valero Energy Corp.	194

			861

		Total Energy	1,114

		Financials — 11.1%
		Banks — 4.4%
9		Citigroup, Inc.	379
5		SunTrust Banks, Inc.	215
5		Wells Fargo & Co.	242

			836

		Capital Markets — 0.4%
2		Bank of New York Mellon Corp. (The)	74

		Consumer Finance — 0.8%
1		Capital One Financial Corp.	44
2		Discover Financial Services	106

			150

		Diversified Financial Services — 0.7%
6		Voya Financial, Inc.	140

		Insurance — 4.2%
2		Allstate Corp. (The)	130
5		American International Group, Inc.	250
5		Hartford Financial Services Group, Inc. (The)	216
2		Travelers Cos., Inc. (The)	199

			795

		Real Estate Investment Trusts (REITs) — 0.6%
1		AvalonBay Communities, Inc.	113

		Total Financials	2,108

		Health Care — 19.6%
		Biotechnology — 6.5%
2		Amgen, Inc.	337
—	(h)	Biogen, Inc. (a)	79
2		Celgene Corp. (a)	197
7		Gilead Sciences, Inc.	544
1		Vertex Pharmaceuticals, Inc. (a)	80

			1,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Health Care Equipment & Supplies — 2.3%
3		Baxter International, Inc.	124
1		Becton, Dickinson and Co.	146
1		C.R. Bard, Inc.	176

			446

		Health Care Providers & Services — 6.3%
1		Aetna, Inc.	64
1		Anthem, Inc.	168
2		Cardinal Health, Inc.	181
3		Cigna Corp.	397
1		Humana, Inc.	247
1		McKesson Corp.	134

			1,191

		Pharmaceuticals — 4.5%
2		AbbVie, Inc.	113
3		Johnson & Johnson	373
10		Pfizer, Inc.	366

			852

		Total Health Care	3,726

		Industrials — 10.0%
		Aerospace & Defense — 6.6%
2		Curtiss-Wright Corp.	185
1		Lockheed Martin Corp.	222
3		Northrop Grumman Corp.	750
1		United Technologies Corp.	98

			1,255

		Airlines — 1.4%
3		Delta Air Lines, Inc.	119
3		Southwest Airlines Co.	99
1		United Continental Holdings, Inc. (a)	48

			266

		Construction & Engineering — 0.9%
5		AECOM (a)	171

		Machinery — 1.1%
3		Allison Transmission Holdings, Inc.	75
1		Parker-Hannifin Corp.	138

			213

		Total Industrials	1,905

		Information Technology — 21.4%
		Communications Equipment — 0.9%
6		Cisco Systems, Inc.	169

		Internet Software & Services — 1.9%
—	(h)	Alphabet, Inc., Class A (a)	216
—	(h)	Alphabet, Inc., Class C (a)	144

			360

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.2%
1	MasterCard, Inc., Class A	97
2	Visa, Inc., Class A	139

		236

	Semiconductors & Semiconductor Equipment — 4.8%
1	Broadcom Ltd., (Singapore)	152
3	KLA-Tencor Corp.	187
2	Lam Research Corp.	128
8	QUALCOMM, Inc.	446

		913

	Software — 6.0%
16	Microsoft Corp.	831
5	Oracle Corp.	200
7	Rovi Corp. (a)	117

		1,148

	Technology Hardware, Storage & Peripherals — 6.6%
9	Apple, Inc.	838
10	Hewlett Packard Enterprise Co.	174
10	HP, Inc.	120
4	NCR Corp. (a)	119

		1,251

	Total Information Technology	4,077

	Materials — 0.6%
	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	121

	Total Materials	121

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.6%
7	CenturyLink, Inc.	200
5	Verizon Communications, Inc.	304

	Total Telecommunication Services	504

	Utilities — 4.2%
	Electric Utilities — 2.4%
2	Edison International	185
2	Entergy Corp.	128
4	PPL Corp.	146

		459

	Gas Utilities — 1.8%
8	UGI Corp.	339

	Total Utilities	798

	Total Common Stocks (Cost $14,901)	18,676

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
426	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $426)	426

	Total Investments — 100.3% (Cost $15,327)	19,102
	Liabilities in Excess of Other Assets — (0.3)%	(63)

	NET ASSETS — 100.0%	$19,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 12.0%
	Automobiles — 1.2%
2,190	Ford Motor Co.	27,532
526	General Motors Co.	14,872

		42,404

	Hotels, Restaurants & Leisure — 2.1%
414	McDonald’s Corp.	49,821
686	Restaurant Brands International, Inc., (Canada)	28,537

		78,358

	Household Durables — 0.9%
550	D.R. Horton, Inc.	17,320
9	NVR, Inc. (a)	15,311

		32,631

	Media — 1.7%
153	Comcast Corp., Class A	9,955
2,006	Twenty-First Century Fox, Inc., Class A	54,265

		64,220

	Multiline Retail — 2.0%
1,036	Target Corp.	72,327

	Specialty Retail — 3.3%
218	Best Buy Co., Inc.	6,661
205	Home Depot, Inc. (The)	26,151
1,136	Lowe’s Cos., Inc.	89,969

		122,781

	Textiles, Apparel & Luxury Goods — 0.8%
560	Michael Kors Holdings Ltd., (United Kingdom) (a)	27,689

	Total Consumer Discretionary	440,410

	Consumer Staples — 10.4%
	Food & Staples Retailing — 2.9%
174	CVS Health Corp.	16,640
1,200	Wal-Mart Stores, Inc.	87,587

		104,227

	Food Products — 4.1%
246	Ingredion, Inc.	31,874
97	JM Smucker Co. (The)	14,799
1,178	Pilgrim’s Pride Corp.	30,018
96	Post Holdings, Inc. (a)	7,914
993	Tyson Foods, Inc., Class A	66,302

		150,907

	Household Products — 0.8%
586	Energizer Holdings, Inc.	30,165

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
359	Herbalife Ltd. (a)	21,000
186	Nu Skin Enterprises, Inc., Class A	8,587

		29,587

	Tobacco — 1.8%
1,218	Reynolds American, Inc.	65,689

	Total Consumer Staples	380,575

	Energy — 6.8%
	Energy Equipment & Services — 2.7%
2,802	Ensco plc, (United Kingdom), Class A	27,203
1,071	FMC Technologies, Inc. (a)	28,574
490	Rowan Cos. plc, Class A	8,659
388	Schlumberger Ltd.	30,673
1,836	Seadrill Ltd., (United Kingdom) (a)	5,948

		101,057

	Oil, Gas & Consumable Fuels — 4.1%
96	Apache Corp.	5,344
1,812	Denbury Resources, Inc.	6,506
119	Hess Corp.	7,170
2,691	Marathon Oil Corp.	40,391
206	Marathon Petroleum Corp.	7,827
431	PBF Energy, Inc., Class A	10,237
177	Tesoro Corp.	13,276
1,152	Valero Energy Corp.	58,752

		149,503

	Total Energy	250,560

	Financials — 13.1%
	Banks — 4.9%
1,673	Citigroup, Inc.	70,923
191	PNC Financial Services Group, Inc. (The)	15,521
1,938	Wells Fargo & Co.	91,718

		178,162

	Capital Markets — 0.2%
83	Ameriprise Financial, Inc.	7,413

	Consumer Finance — 0.8%
552	Discover Financial Services	29,560

	Diversified Financial Services — 0.8%
376	MSCI, Inc.	28,959

	Insurance — 3.7%
196	Allstate Corp. (The)	13,696
349	Aspen Insurance Holdings Ltd., (Bermuda)	16,196
147	Everest Re Group Ltd., (Bermuda)	26,889
485	Hartford Financial Services Group, Inc. (The)	21,507

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
349	Lincoln National Corp.	13,523
204	Prudential Financial, Inc.	14,546
252	Travelers Cos., Inc. (The)	29,974

		136,331

	Real Estate Investment Trusts (REITs) — 2.7%
88	AvalonBay Communities, Inc.	15,802
1,008	Equity Commonwealth (a)	29,352
216	Public Storage	55,156

		100,310

	Total Financials	480,735

	Health Care — 14.8%
	Biotechnology — 5.2%
618	Amgen, Inc.	94,029
15	Biogen, Inc. (a)	3,651
1,109	Gilead Sciences, Inc.	92,538
26	United Therapeutics Corp. (a)	2,722

		192,940

	Health Care Equipment & Supplies — 1.1%
135	C.R. Bard, Inc.	31,676
215	Hologic, Inc. (a)	7,442

		39,118

	Health Care Providers & Services — 6.8%
431	Anthem, Inc.	56,595
269	Cigna Corp.	34,442
1,065	Express Scripts Holding Co. (a)	80,735
175	HCA Holdings, Inc. (a)	13,446
188	Humana, Inc.	33,889
275	WellCare Health Plans, Inc. (a)	29,512

		248,619

	Pharmaceuticals — 1.7%
497	Johnson & Johnson	60,250
63	Merck & Co., Inc.	3,629

		63,879

	Total Health Care	544,556

	Industrials — 9.5%
	Aerospace & Defense — 3.0%
230	BWX Technologies, Inc.	8,223
108	Huntington Ingalls Industries, Inc.	18,181
376	Northrop Grumman Corp.	83,577

		109,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 2.2%
1,868	Delta Air Lines, Inc.	68,066
82	Southwest Airlines Co.	3,211
195	United Continental Holdings, Inc. (a)	8,003

		79,280

	Building Products — 0.6%
738	Masco Corp.	22,818

	Commercial Services & Supplies — 0.3%
400	Pitney Bowes, Inc.	7,124
297	R.R. Donnelley & Sons Co.	5,018

		12,142

	Construction & Engineering — 1.7%
908	AECOM (a)	28,853
121	Jacobs Engineering Group, Inc. (a)	6,002
191	Valmont Industries, Inc.	25,864

		60,719

	Machinery — 1.5%
474	Illinois Tool Works, Inc.	49,330
50	Parker-Hannifin Corp.	5,381

		54,711

	Professional Services — 0.2%
118	ManpowerGroup, Inc.	7,611

	Total Industrials	347,262

	Information Technology — 21.5%
	Communications Equipment — 0.2%
131	Motorola Solutions, Inc.	8,655

	Electronic Equipment, Instruments & Components — 0.7%
281	SYNNEX Corp.	26,607

	Internet Software & Services — 2.2%
2,165	eBay, Inc. (a)	50,673
327	VeriSign, Inc. (a)	28,229

		78,902

	IT Services — 3.5%
641	Computer Sciences Corp.	31,811
119	MasterCard, Inc., Class A	10,506
1,042	Visa, Inc., Class A	77,315
363	Western Union Co. (The)	6,960

		126,592

	Semiconductors & Semiconductor Equipment — 3.4%
117	First Solar, Inc. (a)	5,687
405	KLA-Tencor Corp.	29,688

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
371	Lam Research Corp.	31,186
1,748	Marvell Technology Group Ltd., (Bermuda)	16,658
729	NVIDIA Corp.	34,280
161	QUALCOMM, Inc.	8,598

		126,097

	Software — 7.8%
839	Activision Blizzard, Inc.	33,258
2,411	Microsoft Corp.	123,345
1,695	Nuance Communications, Inc. (a)	26,488
1,753	Oracle Corp.	71,734
831	Take-Two Interactive Software, Inc. (a)	31,500

		286,325

	Technology Hardware, Storage & Peripherals — 3.7%
1,320	Apple, Inc.	126,202
291	NCR Corp. (a)	8,089

		134,291

	Total Information Technology	787,469

	Materials — 3.0%
	Chemicals — 1.4%
676	LyondellBasell Industries N.V., Class A	50,301

	Containers & Packaging — 0.1%
107	Berry Plastics Group, Inc. (a)	4,149

	Metals & Mining — 1.5%
563	Nucor Corp.	27,803
1,121	Steel Dynamics, Inc.	27,469

		55,272

	Total Materials	109,722

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
895	AT&T, Inc.	38,664
736	CenturyLink, Inc.	21,341
1,259	Verizon Communications, Inc.	70,280

	Total Telecommunication Services	130,285

	Utilities — 2.8%
	Electric Utilities — 1.9%
638	Edison International	49,538
191	Entergy Corp.	15,554
31	NextEra Energy, Inc.	3,977

		69,069

	Gas Utilities — 0.8%
688	UGI Corp.	31,110

	Multi-Utilities — 0.1%
82	Public Service Enterprise Group, Inc.	3,808

	Total Utilities	103,987

	Total Common Stocks (Cost $3,079,745)	3,575,561

Short-Term Investment — 3.5%
	Investment Company — 3.5%
127,699	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $127,699)	127,699

	Total Investments — 101.0% (Cost $3,207,444)	3,703,260
	Liabilities in Excess of Other Assets — (1.0)%	(36,708)

	NET ASSETS — 100.0%	$3,666,552

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
809	E-mini S&P 500	09/16/16	USD	$84,549	$1,153

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 19.8%
	Auto Components — 0.2%
61	Goodyear Tire & Rubber Co. (The)	1,555

	Automobiles — 0.2%
149	Ford Motor Co.	1,871

	Hotels, Restaurants & Leisure — 3.4%
189	McDonald’s Corp.	22,708
187	Restaurant Brands International, Inc., (Canada)	7,787
49	Six Flags Entertainment Corp.	2,863

		33,358

	Household Durables — 1.3%
151	D.R. Horton, Inc.	4,757
5	NVR, Inc. (a)	8,189

		12,946

	Internet & Catalog Retail — 0.9%
13	Amazon.com, Inc. (a)	9,303

	Media — 4.8%
8	Cable One, Inc.	3,938
171	DISH Network Corp., Class A (a)	8,939
207	Interpublic Group of Cos., Inc. (The)	4,777
58	Sinclair Broadcast Group, Inc., Class A	1,726
2,004	Sirius XM Holdings, Inc. (a)	7,915
746	Twenty-First Century Fox, Inc., Class A	20,187

		47,482

	Multiline Retail — 1.7%
243	Target Corp.	16,973

	Specialty Retail — 6.5%
125	Burlington Stores, Inc. (a)	8,319
245	Home Depot, Inc. (The)	31,284
314	Lowe’s Cos., Inc.	24,859

		64,462

	Textiles, Apparel & Luxury Goods — 0.8%
162	Michael Kors Holdings Ltd., (United Kingdom) (a)	8,026

	Total Consumer Discretionary	195,976

	Consumer Staples — 10.6%
	Beverages — 1.2%
116	PepsiCo, Inc.	12,278

	Food & Staples Retailing — 2.0%
190	Kroger Co. (The)	6,987
179	Wal-Mart Stores, Inc.	13,063

		20,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.8%
68	Ingredion, Inc.	8,774
323	Pilgrim’s Pride Corp.	8,233
40	Post Holdings, Inc. (a)	3,266
261	Tyson Foods, Inc., Class A	17,399

		37,672

	Household Products — 0.2%
39	Energizer Holdings, Inc.	1,982

	Personal Products — 1.0%
104	Herbalife Ltd. (a)	6,058
83	Nu Skin Enterprises, Inc., Class A	3,847

		9,905

	Tobacco — 2.4%
31	Altria Group, Inc.	2,103
392	Reynolds American, Inc.	21,125

		23,228

	Total Consumer Staples	105,115

	Energy — 0.7%
	Energy Equipment & Services — 0.5%
41	Ensco plc, (United Kingdom), Class A	401
16	Schlumberger Ltd.	1,294
238	Seadrill Ltd., (United Kingdom) (a)	770
201	Transocean Ltd., (Switzerland)	2,390

		4,855

	Oil, Gas & Consumable Fuels — 0.2%
111	Marathon Oil Corp.	1,666

	Total Energy	6,521

	Financials — 4.6%
	Diversified Financial Services — 1.5%
42	MarketAxess Holdings, Inc.	6,063
110	MSCI, Inc.	8,452

		14,515

	Insurance — 0.4%
7	Assurant, Inc.	639
22	Prudential Financial, Inc.	1,591
31	Validus Holdings Ltd., (Bermuda)	1,516

		3,746

	Real Estate Investment Trusts (REITs) — 2.7%
128	American Tower Corp.	14,554
119	Equity Commonwealth (a)	3,475
51	Extra Space Storage, Inc.	4,692
17	Public Storage	4,396

		27,117

	Total Financials	45,378

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 16.4%
	Biotechnology — 6.8%
195	Amgen, Inc.	29,669
41	Celgene Corp. (a)	4,084
350	Gilead Sciences, Inc.	29,222
40	United Therapeutics Corp. (a)	4,279

		67,254

	Health Care Equipment & Supplies — 2.2%
38	C.R. Bard, Inc.	9,007
253	Hologic, Inc. (a)	8,736
40	IDEXX Laboratories, Inc. (a)	3,752

		21,495

	Health Care Providers & Services — 6.2%
73	AmerisourceBergen Corp.	5,782
52	Anthem, Inc.	6,790
121	Centene Corp. (a)	8,612
99	Cigna Corp.	12,620
142	Express Scripts Holding Co. (a)	10,771
50	Humana, Inc.	8,958
74	WellCare Health Plans, Inc. (a)	7,982

		61,515

	Pharmaceuticals — 1.2%
65	AbbVie, Inc.	4,005
53	Jazz Pharmaceuticals plc, (Ireland) (a)	7,532

		11,537

	Total Health Care	161,801

	Industrials — 9.9%
	Aerospace & Defense — 2.7%
240	BWX Technologies, Inc.	8,592
14	Curtiss-Wright Corp.	1,213
50	Huntington Ingalls Industries, Inc.	8,368
37	Northrop Grumman Corp.	8,136

		26,309

	Airlines — 2.5%
489	Delta Air Lines, Inc.	17,814
163	United Continental Holdings, Inc. (a)	6,702

		24,516

	Building Products — 0.8%
266	Masco Corp.	8,239

	Commercial Services & Supplies — 0.1%
63	R.R. Donnelley & Sons Co.	1,061

	Construction & Engineering — 2.4%
246	AECOM (a)	7,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
155	Jacobs Engineering Group, Inc. (a)	7,696
63	Valmont Industries, Inc.	8,562

		24,061

	Machinery — 0.8%
279	Allison Transmission Holdings, Inc.	7,862

	Professional Services — 0.6%
95	ManpowerGroup, Inc.	6,080

	Total Industrials	98,128

	Information Technology — 29.2%
	Electronic Equipment, Instruments & Components — 1.3%
87	SYNNEX Corp.	8,268
67	Universal Display Corp. (a)	4,536

		12,804

	Internet Software & Services — 5.6%
11	Alphabet, Inc., Class A (a)	7,809
10	Alphabet, Inc., Class C (a)	7,129
795	eBay, Inc. (a)	18,602
62	Facebook, Inc., Class A (a)	7,062
204	GoDaddy, Inc., Class A (a)	6,360
93	VeriSign, Inc. (a)	8,058

		55,020

	IT Services — 4.1%
82	Amdocs Ltd.	4,727
159	Computer Sciences Corp.	7,899
2	MasterCard, Inc., Class A	185
380	Visa, Inc., Class A	28,200

		41,011

	Semiconductors & Semiconductor Equipment — 2.7%
111	KLA-Tencor Corp.	8,153
89	Lam Research Corp.	7,456
83	Marvell Technology Group Ltd., (Bermuda)	795
204	NVIDIA Corp.	9,595
20	QUALCOMM, Inc.	1,055

		27,054

	Software — 11.2%
563	Activision Blizzard, Inc.	22,292
74	CA, Inc.	2,413
93	Citrix Systems, Inc. (a)	7,464
61	Electronic Arts, Inc. (a)	4,621
789	Microsoft Corp.	40,351
452	Nuance Communications, Inc. (a)	7,070
195	Oracle Corp.	7,969

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
35	Red Hat, Inc. (a)	2,541
145	Synopsys, Inc. (a)	7,836
221	Take-Two Interactive Software, Inc. (a)	8,396

		110,953

	Technology Hardware, Storage & Peripherals — 4.3%
410	Apple, Inc.	39,162
106	NCR Corp. (a)	2,938

		42,100

	Total Information Technology	288,942

	Materials — 4.0%
	Chemicals — 0.7%
95	LyondellBasell Industries N.V., Class A	7,070

	Containers & Packaging — 1.6%
196	Berry Plastics Group, Inc. (a)	7,595
155	Crown Holdings, Inc. (a)	7,839

		15,434

	Metals & Mining — 1.7%
154	Nucor Corp.	7,614
14	Reliance Steel & Aluminum Co.	1,084
324	Steel Dynamics, Inc.	7,936

		16,634

	Total Materials	39,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
368	AT&T, Inc.	15,903
55	Verizon Communications, Inc.	3,076

	Total Telecommunication Services	18,979

	Utilities — 0.1%
	Electric Utilities — 0.1%
5	Entergy Corp.	397

	Total Common Stocks (Cost $778,908)	960,375

Short-Term Investment — 2.1%
	Investment Company — 2.1%
20,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $20,543)	20,543

	Total Investments — 99.3% (Cost $799,451)	980,918
	Other Assets in Excess of Liabilities — 0.7%	7,305

	NET ASSETS — 100.0%	$988,223

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
250	E-mini S&P 500	09/16/16	USD	$26,128	$548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 12.2%
	Hotels, Restaurants & Leisure — 0.4%
26	Darden Restaurants, Inc.	1,622
95	International Game Technology plc	1,778

		3,400

	Household Durables — 1.7%
525	D.R. Horton, Inc.	16,527

	Internet & Catalog Retail — 1.7%
230	Groupon, Inc. (a)	747
607	Liberty Interactive Corp. QVC Group, Class A (a)	15,410

		16,157

	Leisure Products — 2.3%
613	Mattel, Inc.	19,171
71	Vista Outdoor, Inc. (a)	3,403

		22,574

	Media — 0.6%
36	Discovery Communications, Inc., Class C (a)	854
137	Interpublic Group of Cos., Inc. (The)	3,165
36	Scripps Networks Interactive, Inc., Class A	2,266

		6,285

	Multiline Retail — 0.7%
26	Dollar Tree, Inc. (a)	2,413
129	Macy’s, Inc.	4,342

		6,755

	Specialty Retail — 2.8%
390	Best Buy Co., Inc.	11,946
246	Michaels Cos., Inc. (The) (a)	6,988
5	Murphy USA, Inc. (a)	356
284	Urban Outfitters, Inc. (a)	7,802

		27,092

	Textiles, Apparel & Luxury Goods — 2.0%
117	Kate Spade & Co. (a)	2,411
178	PVH Corp.	16,773

		19,184

	Total Consumer Discretionary	117,974

	Consumer Staples — 7.6%
	Food & Staples Retailing — 1.5%
234	Sysco Corp.	11,873
86	US Foods Holding Corp. (a)	2,090

		13,963

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 5.5%
148	Ingredion, Inc.	19,166
535	Pilgrim’s Pride Corp.	13,619
307	Tyson Foods, Inc., Class A	20,498

		53,283

	Personal Products — 0.6%
94	Herbalife Ltd. (a)	5,478

	Total Consumer Staples	72,724

	Energy — 6.7%
	Energy Equipment & Services — 1.3%
9	Baker Hughes, Inc.	406
297	Ensco plc, (United Kingdom), Class A	2,880
307	Nabors Industries Ltd.	3,083
71	Rowan Cos. plc, Class A	1,257
270	Superior Energy Services, Inc.	4,971

		12,597

	Oil, Gas & Consumable Fuels — 5.4%
42	Cimarex Energy Co.	5,041
67	EQT Corp.	5,219
31	Gulfport Energy Corp. (a)	966
572	Marathon Oil Corp.	8,578
39	Marathon Petroleum Corp.	1,469
58	Murphy Oil Corp.	1,848
9	Noble Energy, Inc.	312
29	ONEOK, Inc.	1,367
70	PBF Energy, Inc., Class A	1,674
397	QEP Resources, Inc.	6,996
63	Tesoro Corp.	4,728
36	Valero Energy Corp.	1,851
201	World Fuel Services Corp.	9,550
206	WPX Energy, Inc. (a)	1,913

		51,512

	Total Energy	64,109

	Financials — 21.3%
	Banks — 2.3%
43	Citizens Financial Group, Inc.	865
66	East West Bancorp, Inc.	2,249
29	Fifth Third Bancorp	512
402	Popular, Inc., (Puerto Rico)	11,790
357	Regions Financial Corp.	3,035
14	Signature Bank (a)	1,724
25	SVB Financial Group (a)	2,407

		22,582

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 0.1%
21	Lazard Ltd., (Bermuda), Class A	614
11	Raymond James Financial, Inc.	542

		1,156

	Consumer Finance — 1.8%
162	Discover Financial Services	8,676
364	Synchrony Financial (a)	9,192

		17,868

	Diversified Financial Services — 1.1%
11	Intercontinental Exchange, Inc.	2,918
83	MSCI, Inc.	6,424
16	Nasdaq, Inc.	1,061

		10,403

	Insurance — 4.3%
75	Allied World Assurance Co. Holdings AG, (Switzerland)	2,625
76	American Financial Group, Inc.	5,633
6	American National Insurance Co.	622
24	Aon plc, (United Kingdom)	2,578
18	Arch Capital Group Ltd., (Bermuda) (a)	1,285
37	Aspen Insurance Holdings Ltd., (Bermuda)	1,693
37	Assurant, Inc.	3,155
55	Assured Guaranty Ltd., (Bermuda)	1,383
22	Endurance Specialty Holdings Ltd., (Bermuda)	1,478
9	Everest Re Group Ltd., (Bermuda)	1,553
15	FNF Group	564
79	Hanover Insurance Group, Inc. (The)	6,702
50	Hartford Financial Services Group, Inc. (The)	2,210
34	Lincoln National Corp.	1,314
45	Principal Financial Group, Inc.	1,858
23	Torchmark Corp.	1,423
104	Unum Group	3,313
35	Validus Holdings Ltd., (Bermuda)	1,696

		41,085

	Real Estate Investment Trusts (REITs) — 10.7%
67	American Campus Communities, Inc.	3,558
25	Annaly Capital Management, Inc.	281
83	Apartment Investment & Management Co., Class A	3,656
9	AvalonBay Communities, Inc.	1,569
9	Boston Properties, Inc.	1,227
296	Brandywine Realty Trust	4,964
136	Brixmor Property Group, Inc.	3,601
295	Corrections Corp. of America	10,313
21	Crown Castle International Corp.	2,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
48	DDR Corp.	878
12	Digital Realty Trust, Inc.	1,351
34	Douglas Emmett, Inc.	1,208
61	Equinix, Inc.	23,691
318	Equity Commonwealth (a)	9,250
51	Equity LifeStyle Properties, Inc.	4,051
50	Extra Space Storage, Inc.	4,599
16	Mid-America Apartment Communities, Inc.	1,671
60	Post Properties, Inc.	3,675
26	Regency Centers Corp.	2,152
4	SL Green Realty Corp.	405
45	Taubman Centers, Inc.	3,361
3	Ventas, Inc.	239
46	Vornado Realty Trust	4,646
15	Welltower, Inc.	1,158
237	Weyerhaeuser Co.	7,064
38	WP Carey, Inc.	2,624

		103,292

	Real Estate Management & Development — 1.0%
96	Jones Lang LaSalle, Inc.	9,306

	Total Financials	205,692

	Health Care — 10.5%
	Biotechnology — 1.5%
49	Alkermes plc, (Ireland) (a)	2,100
26	Alnylam Pharmaceuticals, Inc. (a)	1,421
40	BioMarin Pharmaceutical, Inc. (a)	3,089
35	Incyte Corp. (a)	2,799
12	Intercept Pharmaceuticals, Inc. (a)	1,741
57	Medivation, Inc. (a)	3,431

		14,581

	Health Care Equipment & Supplies — 4.0%
6	C.R. Bard, Inc.	1,458
121	Hill-Rom Holdings, Inc.	6,100
333	Hologic, Inc. (a)	11,518
39	St. Jude Medical, Inc.	3,050
140	Zimmer Biomet Holdings, Inc.	16,901

		39,027

	Health Care Providers & Services — 3.8%
202	AmerisourceBergen Corp.	16,039
65	Centene Corp. (a)	4,643
10	Cigna Corp.	1,318
4	Humana, Inc.	684
90	Premier, Inc., Class A (a)	2,933

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
398	Tenet Healthcare Corp. (a)	11,003

		36,620

	Life Sciences Tools & Services — 0.2%
52	VWR Corp. (a)	1,500

	Pharmaceuticals — 1.0%
204	Endo International plc, (Ireland) (a)	3,179
76	Mallinckrodt plc (a)	4,601
24	Perrigo Co. plc, (Ireland)	2,130

		9,910

	Total Health Care	101,638

	Industrials — 12.7%
	Aerospace & Defense — 3.2%
101	BWX Technologies, Inc.	3,624
120	Huntington Ingalls Industries, Inc.	20,149
21	L-3 Communications Holdings, Inc.	3,022
4	Northrop Grumman Corp.	822
82	Spirit AeroSystems Holdings, Inc., Class A (a)	3,526

		31,143

	Airlines — 1.8%
117	Delta Air Lines, Inc.	4,266
356	JetBlue Airways Corp. (a)	5,892
168	United Continental Holdings, Inc. (a)	6,886

		17,044

	Commercial Services & Supplies — 1.6%
350	KAR Auction Services, Inc.	14,609
32	R.R. Donnelley & Sons Co.	545

		15,154

	Construction & Engineering — 2.5%
556	AECOM (a)	17,677
35	Fluor Corp.	1,715
89	Jacobs Engineering Group, Inc. (a)	4,443

		23,835

	Electrical Equipment — 0.5%
84	Regal Beloit Corp.	4,635

	Machinery — 2.1%
160	Crane Co.	9,064
49	Ingersoll-Rand plc	3,095
74	Parker-Hannifin Corp.	7,968

		20,127

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.9%
66	ManpowerGroup, Inc.	4,234
150	TransUnion (a)	5,006

		9,240

	Road & Rail — 0.1%
20	Landstar System, Inc.	1,353

	Total Industrials	122,531

	Information Technology — 13.9%
	Communications Equipment — 0.7%
326	ARRIS International plc (a)	6,839

	Electronic Equipment, Instruments & Components — 0.9%
9	Arrow Electronics, Inc. (a)	563
81	Avnet, Inc.	3,285
23	Ingram Micro, Inc., Class A	793
207	Jabil Circuit, Inc.	3,831

		8,472

	IT Services — 3.2%
209	Computer Sciences Corp.	10,352
13	CoreLogic, Inc. (a)	512
33	Leidos Holdings, Inc.	1,565
17	Total System Services, Inc.	919
271	Vantiv, Inc., Class A (a)	15,356
263	Xerox Corp.	2,496

		31,200

	Semiconductors & Semiconductor Equipment — 3.3%
431	Applied Materials, Inc.	10,322
27	Lam Research Corp.	2,244
1,526	Marvell Technology Group Ltd., (Bermuda)	14,545
90	ON Semiconductor Corp. (a)	791
59	Skyworks Solutions, Inc.	3,740

		31,642

	Software — 4.7%
364	Activision Blizzard, Inc.	14,433
266	CA, Inc.	8,730
570	Cadence Design Systems, Inc. (a)	13,839
100	Citrix Systems, Inc. (a)	8,001

		45,003

	Technology Hardware, Storage & Peripherals — 1.1%
277	NCR Corp. (a)	7,692
72	Western Digital Corp.	3,379

		11,071

	Total Information Technology	134,227

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 5.3%
	Chemicals — 1.8%
333	Cabot Corp.	15,182
14	Huntsman Corp.	184
15	PPG Industries, Inc.	1,584

		16,950

	Containers & Packaging — 1.7%
57	Avery Dennison Corp.	4,238
87	Crown Holdings, Inc. (a)	4,398
123	Graphic Packaging Holding Co.	1,547
99	International Paper Co.	4,179
53	Sealed Air Corp.	2,432

		16,794

	Metals & Mining — 1.6%
9	Nucor Corp.	450
70	Reliance Steel & Aluminum Co.	5,360
400	Steel Dynamics, Inc.	9,802

		15,612

	Paper & Forest Products — 0.2%
51	Domtar Corp.	1,782

	Total Materials	51,138

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
171	CenturyLink, Inc.	4,966
427	Frontier Communications Corp.	2,109

	Total Telecommunication Services	7,075

	Utilities — 7.0%
	Electric Utilities — 2.2%
80	Alliant Energy Corp.	3,156
119	Edison International	9,274
81	Entergy Corp.	6,573
69	Great Plains Energy, Inc.	2,091
8	Pinnacle West Capital Corp.	665

		21,759

	Gas Utilities — 1.2%
249	UGI Corp.	11,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.3%
248	AES Corp.	3,098

	Multi-Utilities — 3.3%
49	Ameren Corp.	2,620
128	CenterPoint Energy, Inc.	3,062
119	CMS Energy Corp.	5,476
37	Consolidated Edison, Inc.	2,936
64	DTE Energy Co.	6,324
96	Public Service Enterprise Group, Inc.	4,470
59	Sempra Energy	6,704

		31,592

	Total Utilities	67,728

	Total Common Stocks (Cost $824,318)	944,836

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	6
121	Safeway, Inc., PDC CVR, expiring 01/30/18 (a)	8

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
14,304	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $14,304)	14,304

	Total Investments — 99.4% (Cost $838,622)	959,154
	Other Assets in Excess of Liabilities — 0.6%	5,441

	NET ASSETS — 100.0%	$964,595

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
109	S&P Mid Cap 400	09/16/16	USD	$16,274	$218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 6.2%
	Automobiles — 1.5%
918	General Motors Co.	25,979

	Hotels, Restaurants & Leisure — 0.7%
93	McDonald’s Corp.	11,144

	Household Durables — 0.3%
184	D.R. Horton, Inc.	5,783

	Media — 1.4%
183	CBS Corp. (Non-Voting), Class B	9,968
3,484	Sirius XM Holdings, Inc. (a)	13,763

		23,731

	Multiline Retail — 0.8%
181	Target Corp.	12,644

	Specialty Retail — 0.7%
158	Lowe’s Cos., Inc.	12,493

	Textiles, Apparel & Luxury Goods — 0.8%
260	Michael Kors Holdings Ltd., (United Kingdom) (a)	12,845

	Total Consumer Discretionary	104,619

	Consumer Staples — 7.8%
	Food & Staples Retailing — 1.7%
109	CVS Health Corp.	10,436
265	Wal-Mart Stores, Inc.	19,365

		29,801

	Food Products — 3.8%
777	Archer-Daniels-Midland Co.	33,325
518	Pilgrim’s Pride Corp.	13,204
269	Tyson Foods, Inc., Class A	17,940

		64,469

	Household Products — 0.9%
294	Energizer Holdings, Inc.	15,155

	Personal Products — 1.4%
163	Herbalife Ltd. (a)	9,511
299	Nu Skin Enterprises, Inc., Class A	13,815

		23,326

	Total Consumer Staples	132,751

	Energy — 12.6%
	Energy Equipment & Services — 4.1%
946	Ensco plc, (United Kingdom), Class A	9,181
492	FMC Technologies, Inc. (a)	13,127
409	Frank’s International N.V., (Netherlands)	5,974
545	Rowan Cos. plc, Class A	9,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
265	Schlumberger Ltd.	20,928
1,795	Seadrill Ltd., (United Kingdom) (a)	5,815
276	Superior Energy Services, Inc.	5,085

		69,729

	Oil, Gas & Consumable Fuels — 8.5%
30	Apache Corp.	1,670
115	Chevron Corp.	12,082
121	ConocoPhillips	5,271
838	Denbury Resources, Inc.	3,007
138	Exxon Mobil Corp.	12,899
55	Hess Corp.	3,323
1,605	Marathon Oil Corp.	24,094
399	Marathon Petroleum Corp.	15,157
338	Occidental Petroleum Corp.	25,517
295	PBF Energy, Inc., Class A	7,008
68	Tesoro Corp.	5,095
562	Valero Energy Corp.	28,636

		143,759

	Total Energy	213,488

	Financials — 25.7%
	Banks — 9.3%
1,276	Citigroup, Inc.	54,098
432	PNC Financial Services Group, Inc. (The)	35,134
114	Popular, Inc., (Puerto Rico)	3,334
206	Synovus Financial Corp.	5,975
1,271	Wells Fargo & Co.	60,145

		158,686

	Capital Markets — 1.9%
117	Ameriprise Financial, Inc.	10,539
98	Goldman Sachs Group, Inc. (The)	14,568
244	Morgan Stanley	6,350

		31,457

	Consumer Finance — 0.9%
22	Capital One Financial Corp.	1,384
273	Discover Financial Services	14,625

		16,009

	Diversified Financial Services — 1.5%
193	MSCI, Inc.	14,861
417	Voya Financial, Inc.	10,327

		25,188

	Insurance — 7.2%
363	Allstate Corp. (The)	25,364
236	Aspen Insurance Holdings Ltd., (Bermuda)	10,936

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
220	Axis Capital Holdings Ltd., (Bermuda)	12,078
66	Everest Re Group Ltd., (Bermuda)	12,038
321	Hartford Financial Services Group, Inc. (The)	14,264
273	Lincoln National Corp.	10,577
142	Prudential Financial, Inc.	10,130
118	Travelers Cos., Inc. (The)	14,094
274	Validus Holdings Ltd., (Bermuda)	13,309

		122,790

	Real Estate Investment Trusts (REITs) — 4.9%
289	American Capital Agency Corp.	5,718
1,101	Annaly Capital Management, Inc.	12,185
820	Brandywine Realty Trust	13,773
419	Chimera Investment Corp.	6,575
212	DuPont Fabros Technology, Inc.	10,064
481	Equity Commonwealth (a)	14,011
207	Hospitality Properties Trust	5,962
685	Piedmont Office Realty Trust, Inc., Class A	14,753

		83,041

	Total Financials	437,171

	Health Care — 11.9%
	Biotechnology — 2.3%
42	Amgen, Inc.	6,360
389	Gilead Sciences, Inc.	32,467

		38,827

	Health Care Equipment & Supplies — 1.2%
57	C.R. Bard, Inc.	13,451
193	Hologic, Inc. (a)	6,678

		20,129

	Health Care Providers & Services — 4.9%
154	AmerisourceBergen Corp.	12,199
123	Anthem, Inc.	16,129
104	Cigna Corp.	13,247
370	Express Scripts Holding Co. (a)	28,031
75	Humana, Inc.	13,419

		83,025

	Pharmaceuticals — 3.5%
1,685	Pfizer, Inc.	59,340

	Total Health Care	201,321

	Industrials — 9.4%
	Aerospace & Defense — 3.3%
42	BWX Technologies, Inc.	1,492
128	Curtiss-Wright Corp.	10,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
148	Northrop Grumman Corp.	32,942
270	Spirit AeroSystems Holdings, Inc., Class A (a)	11,610

		56,845

	Airlines — 2.1%
638	Delta Air Lines, Inc.	23,224
290	United Continental Holdings, Inc. (a)	11,881

		35,105

	Commercial Services & Supplies — 0.9%
552	Pitney Bowes, Inc.	9,831
352	R.R. Donnelley & Sons Co.	5,951

		15,782

	Construction & Engineering — 1.8%
433	AECOM (a)	13,744
63	Jacobs Engineering Group, Inc. (a)	3,138
108	Valmont Industries, Inc.	14,541

		31,423

	Machinery — 1.3%
204	Illinois Tool Works, Inc.	21,290

	Total Industrials	160,445

	Information Technology — 10.3%
	Communications Equipment — 1.0%
578	Cisco Systems, Inc.	16,591

	Electronic Equipment, Instruments & Components — 0.8%
138	SYNNEX Corp.	13,038

	IT Services — 1.5%
285	Computer Sciences Corp.	14,145
217	Leidos Holdings, Inc.	10,402
89	Western Union Co. (The)	1,698

		26,245

	Semiconductors & Semiconductor Equipment — 3.1%
751	QUALCOMM, Inc.	40,231
657	Teradyne, Inc.	12,940

		53,171

	Software — 2.0%
296	Microsoft Corp.	15,131
759	Nuance Communications, Inc. (a)	11,866
186	Take-Two Interactive Software, Inc. (a)	7,065

		34,062

	Technology Hardware, Storage & Peripherals — 1.9%
59	Apple, Inc.	5,641
1,035	HP, Inc.	12,993

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
465	NCR Corp. (a)	12,924

		31,558

	Total Information Technology	174,665

	Materials — 2.6%
	Chemicals — 1.8%
71	Cabot Corp.	3,233
364	LyondellBasell Industries N.V., Class A	27,096

		30,329

	Metals & Mining — 0.8%
563	Steel Dynamics, Inc.	13,793

	Total Materials	44,122

	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 3.9%
485	AT&T, Inc.	20,953
398	CenturyLink, Inc.	11,547
595	Verizon Communications, Inc.	33,202

	Total Telecommunication Services	65,702

	Utilities — 6.7%
	Electric Utilities — 4.2%
282	American Electric Power Co., Inc.	19,730
172	Edison International	13,383
185	Entergy Corp.	15,042

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
95	FirstEnergy Corp.	3,302
157	NextEra Energy, Inc.	20,525

		71,982

	Gas Utilities — 0.8%
313	UGI Corp.	14,184

	Multi-Utilities — 1.7%
294	Public Service Enterprise Group, Inc.	13,708
194	SCANA Corp.	14,708

		28,416

	Total Utilities	114,582

	Total Common Stocks (Cost $1,465,935)	1,648,866

Short-Term Investment — 2.5%
	Investment Company — 2.5%
42,165	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $42,165)	42,165

	Total Investments — 99.6% (Cost $1,508,100)	1,691,031
	Other Assets in Excess of Liabilities — 0.4%	6,204

	NET ASSETS — 100.0%	$1,697,235

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
432	E-mini S&P 500	09/16/16	USD	$45,148	$837

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

CVR	— Contingent Value Rights.
PDC	— Property Development Center.
USD	— United States Dollar.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$18,676		$3,575,561	$960,375
Investments in affiliates, at value	426		127,699	20,543

Total investment securities, at value	19,102		3,703,260	980,918
Cash	—	(a)	—	—
Deposits at broker for futures contracts	—		6,424	1,122
Receivables:
Investment securities sold	404		91,996	9,240
Fund shares sold	13		31,738	1,207
Dividends from non-affiliates	21		2,553	517
Dividends from affiliates	—	(a)	46	5
Variation margin on futures contracts	—		1,790	306

Total Assets	19,540		3,837,807	993,315

LIABILITIES:
Payables:
Investment securities purchased	421		169,318	3,984
Fund shares redeemed	24		216	528
Accrued liabilities:
Investment advisory fees	7		1,169	303
Administration fees	—		240	7
Distribution fees	6		22	50
Shareholder servicing fees	1		119	44
Custodian and accounting fees	4		20	9
Trustees’ and Chief Compliance Officer’s fees	—		11	—	(a)
Audit fees	31		39	33
Sub-transfer agency fees	3		33	86
Other	4		68	48

Total Liabilities	501		171,255	5,092

Net Assets	$19,039		$3,666,552	$988,223

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$17,066	$3,100,922	$951,241
Accumulated undistributed (distributions in excess of) net investment income	79	27,056	5,195
Accumulated net realized gains (losses)	(1,881)	41,605	(150,228)
Net unrealized appreciation (depreciation)	3,775	496,969	182,015

Total Net Assets	$19,039	$3,666,552	$988,223

Net Assets:
Class A	$8,760	$57,303	$90,529
Class C	6,131	12,599	48,717
Class R2	—	4,584	4,207
Class R5	—	3,920	205,213
Class R6	—	3,341,467	488,138
Select Class	4,148	246,679	151,419

Total	$19,039	$3,666,552	$988,223

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	264	1,649	2,243
Class C	189	367	1,229
Class R2	—	135	106
Class R5	—	110	5,066
Class R6	—	95,382	12,053
Select Class	124	6,952	3,694

Net Asset Value (a):
Class A — Redemption price per share	$33.20	$34.75	$40.37
Class C — Offering price per share (b)	32.48	34.37	39.63
Class R2 — Offering and redemption price per share	—	34.01	39.66
Class R5 — Offering and redemption price per share	—	35.53	40.51
Class R6 — Offering and redemption price per share	—	35.03	40.50
Select Class — Offering and redemption price per share	33.40	35.48	40.99
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.04	$36.68	$42.61

Cost of investments in non-affiliates	$14,901	$3,079,745	$778,908
Cost of investments in affiliates	426	127,699	20,543

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$944,850	$1,648,866
Investments in affiliates, at value	14,304	42,165

Total investment securities, at value	959,154	1,691,031
Deposits at broker for futures contracts	748	1,829
Due from custodian	571	2,556
Receivables:
Investment securities sold	2,988	19,652
Fund shares sold	1,846	2,559
Dividends from non-affiliates	1,359	1,978
Dividends from affiliates	6	14
Variation margin on futures contracts	311	505

Total Assets	966,983	1,720,124

LIABILITIES:
Payables:
Investment securities purchased	571	19,567
Fund shares redeemed	768	1,754
Accrued liabilities:
Investment advisory fees	458	450
Administration fees	30	59
Distribution fees	118	84
Shareholder servicing fees	81	151
Custodian and accounting fees	9	10
Trustees’ and Chief Compliance Officer’s fees	1	1
Audit fees	33	33
Sub-transfer agency fees	218	581
Other	101	199

Total Liabilities	2,388	22,889

Net Assets	$964,595	$1,697,235

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$868,666	$1,555,495
Accumulated undistributed (distributions in excess of) net investment income	1,098	1,489
Accumulated net realized gains (losses)	(25,919)	(43,517)
Net unrealized appreciation (depreciation)	120,750	183,768

Total Net Assets	$964,595	$1,697,235

Net Assets:
Class A	$311,724	$240,808
Class C	89,071	42,788
Class R2	—	17,721
Class R5	—	85,624
Class R6	304,934	86,255
Select Class	258,866	1,224,039

Total	$964,595	$1,697,235

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,003	7,717
Class C	5,328	1,386
Class R2	—	571
Class R5	—	2,725
Class R6	14,931	2,745
Select Class	12,674	39,057

Net Asset Value (a):
Class A — Redemption price per share	$19.48	$31.20
Class C — Offering price per share (b)	16.72	30.87
Class R2 — Offering and redemption price per share	—	31.04
Class R5 — Offering and redemption price per share	—	31.42
Class R6 — Offering and redemption price per share	20.42	31.42
Select Class — Offering and redemption price per share	20.43	31.34
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.56	$32.93

Cost of investments in non-affiliates	$824,318	$1,465,935
Cost of investments in affiliates	14,304	42,165

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$613	$73,892	$16,418
Dividend income from affiliates	1	240	52

Total investment income	614	74,132	16,470

EXPENSES:
Investment advisory fees	132	14,520	5,165
Administration fees	17	2,976	847
Distribution fees:
Class A	24	275	245
Class C	49	104	372
Class R2	—	20	13
Shareholder servicing fees:
Class A	24	275	245
Class C	16	35	124
Class R2	—	10	6
Class R5	—	358	100
Select Class	11	1,679	845
Custodian and accounting fees	25	105	48
Professional fees	48	86	55
Trustees’ and Chief Compliance Officer’s fees	6	37	13
Printing and mailing costs	3	53	35
Registration and filing fees	36	139	129
Transfer agency fees (See Note 2.D.)	7	53	36
Sub-transfer agency fees (See Note 2.D.)	13	190	380
Other	5	29	12

Total expenses	416	20,944	8,670

Less fees waived	(156)	(333)	(2,291)
Less expense reimbursements	(5)	(6)	(52)

Net expenses	255	20,605	6,327

Net investment income (loss)	359	53,527	10,143

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	176	86,369	18,101
Futures	—	4,820	(1,202)
Foreign currency transactions	—	2	— (a)

Net realized gain (loss)	176	91,191	16,899

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(801)	(206,368)	(35,594)
Futures	—	2,287	1,038

Change in net unrealized appreciation/depreciation	(801)	(204,081)	(34,556)

Net realized/unrealized gains (losses)	(625)	(112,890)	(17,657)

Change in net assets resulting from operations	$(266)	$(59,363)	$(7,514)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,449	$42,116
Dividend income from affiliates	53	85

Total investment income	17,502	42,201

EXPENSES:
Investment advisory fees	5,891	6,903
Administration fees	743	1,415
Distribution fees:
Class A	810	608
Class C	625	358
Class R2	—	77
Shareholder servicing fees:
Class A	810	608
Class C	208	119
Class R2	—	39
Class R5	—	45
Select Class	818	3,154
Custodian and accounting fees	56	56
Professional fees	55	62
Trustees’ and Chief Compliance Officer’s fees	12	17
Printing and mailing costs	101	170
Registration and filing fees	163	164
Transfer agency fees (See Note 2.D.)	85	262
Sub-transfer agency fees (See Note 2.D.)	902	2,217
Other	16	18

Total expenses	11,295	16,292

Less fees waived	(2,058)	(4,057)
Less expense reimbursements	(1)	(199)

Net expenses	9,236	12,036

Net investment income (loss)	8,266	30,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,108)	9,270
Futures	(709)	(5,737)

Net realized gain (loss)	(18,817)	3,533

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,618)	(157,611)
Futures	512	1,280

Change in net unrealized appreciation/depreciation	(2,106)	(156,331)

Net realized/unrealized gains (losses)	(20,923)	(152,798)

Change in net assets resulting from operations	$(12,657)	$(122,633)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$359	$161	$53,527	$49,610
Net realized gain (loss)	176	1,123	91,191	242,651
Change in net unrealized appreciation/depreciation	(801)	181	(204,081)	(13,084)

Change in net assets resulting from operations	(266)	1,465	(59,363)	279,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(166)	(78)	(997)	(1,555)
From net realized gains	—	—	(7,771)	(7,056)
Class C
From net investment income	(82)	(37)	(59)	(59)
From net realized gains	—	—	(875)	(488)
Class R2
From net investment income	—	—	(39)	(8)
From net realized gains	—	—	(263)	(20)
Class R5
From net investment income	—	—	—	(22,291)
From net realized gains	—	—	(200)	(75,877)
Class R6 (a)
From net investment income	—	—	(47,617)	—
From net realized gains	—	—	(196,504)	—
Select Class
From net investment income	(80)	(33)	(411)	(17,845)
From net realized gains	—	—	(16,260)	(72,997)

Total distributions to shareholders	(328)	(148)	(270,996)	(198,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,007)	4,710	287,274	645,023

NET ASSETS:
Change in net assets	(3,601)	6,027	(43,085)	726,004
Beginning of period	22,640	16,613	3,709,637	2,983,633

End of period	$19,039	$22,640	$3,666,552	$3,709,637

Accumulated undistributed (distributions in excess of) net investment income	$79	$61	$27,056	$24,926

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,143	$7,255	$8,266	$3,270
Net realized gain (loss)	16,899	86,067	(18,817)	83,487
Change in net unrealized appreciation/depreciation	(34,556)	586	(2,106)	(52,938)

Change in net assets resulting from operations	(7,514)	93,908	(12,657)	33,819

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(645)	(320)	(2,230)	(1,100)
From net realized gains	—	—	(27,036)	(33,270)
Class B (a)
From net investment income	—	—	—	(5)
From net realized gains	—	—	—	(722)
Class C
From net investment income	(111)	(45)	(410)	(75)
From net realized gains	—	—	(7,872)	(8,490)
Class R2
From net investment income	(19)	(1)	—	—
Class R5
From net investment income	(2,127)	(995)	—	—
Class R6 (b)
From net investment income	(6,464)	—	(2,290)	—
From net realized gains	—	—	(17,654)	—
Select Class
From net investment income	(70)	(3,526)	(2,298)	(2,295)
From net realized gains	—	—	(19,338)	(53,175)

Total distributions to shareholders	(9,436)	(4,887)	(79,128)	(99,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(49,656)	189,626	80,831	443,967

NET ASSETS:
Change in net assets	(66,606)	278,647	(10,954)	378,654
Beginning of period	1,054,829	776,182	975,549	596,895

End of period	$988,223	$1,054,829	$964,595	$975,549

Accumulated undistributed (distributions in excess of) net investment income	$5,195	$4,981	$1,098	$(23)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,165	$23,033
Net realized gain (loss)	3,533	117,183
Change in net unrealized appreciation/depreciation	(156,331)	(55,479)

Change in net assets resulting from operations	(122,633)	84,737

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,919)	(1,883)
From net realized gains	(12,129)	(10,740)
Class C
From net investment income	(481)	(373)
From net realized gains	(2,317)	(3,334)
Class R2
From net investment income	(209)	(98)
From net realized gains	(725)	(155)
Class R5
From net investment income	(1,649)	(1,285)
From net realized gains	(4,135)	(6,160)
Class R6
From net investment income	(1,457)	(508)
From net realized gains	(3,575)	(2,196)
Select Class
From net investment income	(20,675)	(18,775)
From net realized gains	(58,980)	(102,921)

Total distributions to shareholders	(110,251)	(148,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	142,336	385,861

NET ASSETS:
Change in net assets	(90,548)	322,170
Beginning of period	1,787,783	1,465,613

End of period	$1,697,235	$1,787,783

Accumulated undistributed (distributions in excess of) net investment income	$1,489	$(17)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,458	$3,725	$43,942	$168,215
Distributions reinvested	166	78	8,675	7,997
Cost of shares redeemed	(3,513)	(3,040)	(162,708)	(94,262)

Change in net assets resulting from Class A capital transactions	$(1,889)	$763	$(110,091)	$81,950

Class C
Proceeds from shares issued	$513	$3,609	$1,939	$7,099
Distributions reinvested	77	34	840	508
Cost of shares redeemed	(1,144)	(832)	(3,804)	(1,603)

Change in net assets resulting from Class C capital transactions	$(554)	$2,811	$(1,025)	$6,004

Class R2
Proceeds from shares issued	$—	$—	$3,181	$3,255
Distributions reinvested	—	—	206	10
Cost of shares redeemed	—	—	(1,407)	(567)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,980	$2,698

Class R5
Proceeds from shares issued	$—	$—	$147,210	$551,608
Distributions reinvested	—	—	98	98,125
Cost of shares redeemed	—	—	(2,206,178)	(31,065)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(2,058,870)	$618,668

Class R6 (a)
Proceeds from shares issued	$—	$—	$3,744,275	$—
Distributions reinvested	—	—	244,121	—
Cost of shares redeemed	—	—	(283,437)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$3,704,959	$—

Select Class
Proceeds from shares issued	$391	$1,411	$122,319	$111,237
Distributions reinvested	50	22	3,411	75,360
Cost of shares redeemed	(1,005)	(297)	(1,375,409)	(250,894)

Change in net assets resulting from Select Class capital transactions	$(564)	$1,136	$(1,249,679)	$(64,297)

Total change in net assets resulting from capital transactions	$(3,007)	$4,710	$287,274	$645,023

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	45	112	1,229	4,472
Reinvested	5	2	249	216
Redeemed	(107)	(90)	(4,667)	(2,456)

Change in Class A Shares	(57)	24	(3,189)	2,232

Class C
Issued	16	113	56	188
Reinvested	2	1	24	14
Redeemed	(36)	(25)	(110)	(42)

Change in Class C Shares	(18)	89	(30)	160

Class R2
Issued	—	—	91	88
Reinvested	—	—	6	— (a)
Redeemed	—	—	(40)	(15)

Change in Class R2 Shares	—	—	57	73

Class R5
Issued	—	—	3,900	14,342
Reinvested	—	—	3	2,615
Redeemed	—	—	(56,255)	(816)

Change in Class R5 Shares	—	—	(52,352)	16,141

Class R6 (b)
Issued	—	—	96,721	—
Reinvested	—	—	6,953	—
Redeemed	—	—	(8,292)	—

Change in Class R6 Shares	—	—	95,382	—

Select Class
Issued	11	42	3,461	2,960
Reinvested	2	1	97	2,006
Redeemed	(30)	(9)	(35,374)	(6,458)

Change in Select Class Shares	(17)	34	(31,816)	(1,492)

(a)	Amount rounds to less than 500 shares.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,744	$98,088	$115,229	$241,603
Distributions reinvested	464	307	26,642	32,554
Cost of shares redeemed	(44,544)	(30,452)	(168,582)	(68,865)
Conversion from Class B Shares	—	—	—	3,279

Change in net assets resulting from Class A capital transactions	$(14,336)	$67,943	$(26,711)	$208,571

Class B (a)
Proceeds from shares issued	$—	$—	$—	$113
Distributions reinvested	—	—	—	692
Cost of shares redeemed	—	—	—	(2,858)
Conversion to Class A Shares	—	—	—	(3,279)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(5,332)

Class C
Proceeds from shares issued	$10,146	$30,221	$27,150	$48,031
Distributions reinvested	81	35	7,265	7,809
Cost of shares redeemed	(9,970)	(3,414)	(22,253)	(11,521)

Change in net assets resulting from Class C capital transactions	$257	$26,842	$12,162	$44,319

Class R2
Proceeds from shares issued	$3,918	$1,169	$—	$—
Distributions reinvested	7	1	—	—
Cost of shares redeemed	(949)	(666)	—	—

Change in net assets resulting from Class R2 capital transactions	$2,976	$504	$—	$—

Class R5
Proceeds from shares issued	$54,598	$74,969	$—	$—
Distributions reinvested	1,858	995	—	—
Cost of shares redeemed	(38,491)	(24,666)	—	—

Change in net assets resulting from Class R5 capital transactions	$17,965	$51,298	$—	$—

Class R6 (b)
Proceeds from shares issued	$605,936	$—	$296,563	$—
Distributions reinvested	6,464	—	19,944	—
Cost of shares redeemed	(97,049)	—	(12)	—

Change in net assets resulting from Class R6 capital transactions	$515,351	$—	$316,495	$—

Select Class
Proceeds from shares issued	$78,959	$140,682	$146,281	$301,379
Distributions reinvested	46	3,214	17,565	49,847
Cost of shares redeemed	(650,874)	(100,857)	(384,961)	(154,817)

Change in net assets resulting from Select Class capital transactions	$(571,869)	$43,039	$(221,115)	$196,409

Total change in net assets resulting from capital transactions	$(49,656)	$189,626	$80,831	$443,967

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	737	2,450	5,728	10,640
Reinvested	12	8	1,439	1,529
Redeemed	(1,106)	(764)	(8,481)	(3,017)
Conversion from Class B Shares	—	—	—	145

Change in Class A Shares	(357)	1,694	(1,314)	9,297

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	37
Redeemed	—	—	—	(140)
Conversion to Class A Shares	—	—	—	(166)

Change in Class B Shares	—	—	—	(264)

Class C
Issued	257	774	1,614	2,416
Reinvested	2	1	457	420
Redeemed	(255)	(87)	(1,316)	(572)

Change in Class C Shares	4	688	755	2,264

Class R2
Issued	100	30	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(24)	(16)	—	—

Change in Class R2 Shares	76	14	—	—

Class R5
Issued	1,371	1,842	—	—
Reinvested	46	24	—	—
Redeemed	(959)	(614)	—	—

Change in Class R5 Shares	458	1,252	—	—

Class R6 (c)
Issued	14,369	—	13,904	—
Reinvested	160	—	1,028	—
Redeemed	(2,476)	—	(1)	—

Change in Class R6 Shares	12,053	—	14,931	—

Select Class
Issued	1,966	3,517	7,038	12,734
Reinvested	1	79	904	2,245
Redeemed	(15,436)	(2,493)	(17,691)	(6,494)

Change in Select Class Shares	(13,469)	1,103	(9,749)	8,485

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500 shares.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$166,519	$97,330
Distributions reinvested	15,365	12,172
Cost of shares redeemed	(80,574)	(45,423)

Change in net assets resulting from Class A capital transactions	$101,310	$64,079

Class C
Proceeds from shares issued	$6,903	$22,302
Distributions reinvested	2,515	3,280
Cost of shares redeemed	(13,246)	(6,296)

Change in net assets resulting from Class C capital transactions	$(3,828)	$19,286

Class R2
Proceeds from shares issued	$11,058	$15,444
Distributions reinvested	803	179
Cost of shares redeemed	(6,453)	(2,495)

Change in net assets resulting from Class R2 capital transactions	$5,408	$13,128

Class R5
Proceeds from shares issued	$28,926	$19,393
Distributions reinvested	5,784	7,445
Cost of shares redeemed	(21,596)	(20,221)

Change in net assets resulting from Class R5 capital transactions	$13,114	$6,617

Class R6
Proceeds from shares issued	$71,117	$25,620
Distributions reinvested	5,032	2,704
Cost of shares redeemed	(20,617)	(7,455)

Change in net assets resulting from Class R6 capital transactions	$55,532	$20,869

Select Class
Proceeds from shares issued	$308,972	$495,104
Distributions reinvested	73,614	109,550
Cost of shares redeemed	(411,786)	(342,772)

Change in net assets resulting from Select Class capital transactions	$(29,200)	$261,882

Total change in net assets resulting from capital transactions	$142,336	$385,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	4,888	2,685
Reinvested	492	348
Redeemed	(2,519)	(1,249)

Change in Class A Shares	2,861	1,784

Class C
Issued	214	616
Reinvested	82	95
Redeemed	(424)	(174)

Change in Class C Shares	(128)	537

Class R2
Issued	348	429
Reinvested	26	5
Redeemed	(204)	(69)

Change in Class R2 Shares	170	365

Class R5
Issued	885	527
Reinvested	184	212
Redeemed	(681)	(546)

Change in Class R5 Shares	388	193

Class R6
Issued	2,159	693
Reinvested	160	77
Redeemed	(661)	(205)

Change in Class R6 Shares	1,658	565

Select Class
Issued	9,586	13,382
Reinvested	2,349	3,121
Redeemed	(12,663)	(9,329)

Change in Select Class Shares	(728)	7,174

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

Intrepid Advantage Fund
Class A
Year Ended June 30, 2016	$34.01	$0.62	(e)	$(0.87	)(e)	$(0.25)	$(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)	4.44		4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13		0.63		0.76	(0.23)

Class C
Year Ended June 30, 2016	33.29	0.44	(e)	(0.85	)(e)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)	4.37		4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04		0.62		0.66	(0.10)

Select Class
Year Ended June 30, 2016	34.22	0.68	(e)	(0.86	)(e)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)	4.45		4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19		0.62		0.81	(0.30)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	As described in Note 2-G, amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Select Class Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$33.20	(0.72)%	$8,760	1.15%	1.90	%(e)	1.95%	31%
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(f)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57

32.48	(1.21)	6,131	1.65	1.38	(e)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(f)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57

33.40	(0.48)	4,148	0.90	2.05	(e)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(f)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2016	$38.08	$0.34	$(1.15)	$(0.81)	$(0.27)	$(2.25)	$(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	0.10	0.29	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	0.12	0.19	—	—	—

Class R2
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	0.12	0.25	(0.03)	—	(0.03)

Class R5
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	0.10	0.40	(0.25)	—	(0.25)

Class R6
November 2, 2015 (g) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

Select Class
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	0.10	0.35	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$34.75	(2.08)%	$57,303	1.04%	0.96%	1.15%	70%
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95

34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95

34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95

35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95

35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2016	$40.99	$0.27		$(0.63)	$(0.36)	$(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10		0.57	0.67	(0.06)

Class C
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02)		0.57	0.55	—

Class R2
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07		0.54	0.61	(0.02)

Class R5
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21		0.57	0.78	(0.18)

Class R6
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

Select Class
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16		0.57	0.73	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$40.37	(0.88)%	$90,529	0.93%	0.66%		1.23%	70%
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110

39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110

39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110

40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110

40.50	(2.94)	488,138	0.42	1.38		0.61	70

40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2016	$21.82	$0.15		$(0.64)	$(0.49)	$(0.13)	$(1.72)	$(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10		(0.79)	(0.69)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01		(0.72)	(0.71)	(0.05)	—	(0.05)

Class R6
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

Select Class
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14		(0.82)	(0.68)	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$19.48	(1.71)%	$311,724	1.15%	0.77%		1.44%	78%
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51

16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51

20.42	0.12	304,934	0.65	1.53		0.78	78

20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2016	$35.66	$0.53	$(2.95)	$(2.42)	$(0.49)	$(1.55)	$(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(0.34)	0.01	(0.37)	—	(0.37)

Class C
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(0.35)	(0.11)	(0.25)	—	(0.25)

Class R2
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(0.33)	(0.04)	(0.32)	—	(0.32)

Class R5
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(0.34)	0.09	(0.45)	—	(0.45)

Class R6
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(0.33)	0.10	(0.46)	—	(0.46)

Select Class
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(0.35)	0.04	(0.40)	—	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$31.20	(6.70)%	$240,808	0.83%	1.64%	1.18%	66%
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82

30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82

31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82

31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82

31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82

31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,102	$—	$—	$19,102

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,703,260	$—	$—	$3,703,260

Appreciation in Other Financial Instruments
Futures Contracts	$1,153	$—	$—	$1,153

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$980,918	$—	$—	$980,918

Appreciation in Other Financial Instruments
Futures Contracts	$548	$—	$—	$548

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$959,140	$—	$14	$959,154

Appreciation in Other Financial Instruments
Futures Contracts	$218	$—	$—	$218

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,691,031	$—	$—	$1,691,031

Appreciation in Other Financial Instruments
Futures Contracts	$837	$—	$—	$837

(a)	All portfolio holdings designated as level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$97,167	$27,931	$21,901	$40,741
Ending Notional Balance Long	84,549	26,128	16,274	45,148

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agency fees	$4	$2	n/a	n/a	n/a	$1	$7
Sub-transfer agency fees	6	6	n/a	n/a	n/a	1	13
Intrepid America Fund
Transfer agency fees	14	2	$1	$10	$15	11	53
Sub-transfer agency fees	156	15	8	2	—	9	190
Intrepid Growth Fund
Transfer agency fees	19	3	1	3	3	7	36
Sub-transfer agency fees	99	47	9	152	—	73	380
Intrepid Mid Cap Fund
Transfer agency fees	59	9	n/a	n/a	3	14	85
Sub-transfer agency fees	452	140	n/a	n/a	—	310	902
Intrepid Value Fund
Transfer agency fees	199	4	38	3	2	16	262
Sub-transfer agency fees	220	49	36	39	—	1,873	2,217

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Intrepid Advantage Fund	$—	(a)	$(13)	$13
Intrepid America Fund	—	(a)	(2,274)	2,274
Intrepid Growth Fund	—	(a)	(493)	493
Intrepid Mid Cap Fund	—		83	(83)
Intrepid Value Fund	—	(a)	(269)	269

(a)	Amount rounds to less than $500.

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

G. Out of Period Adjustment — The Intrepid Advantage Fund recorded an out of period adjustment in the June 30, 2016 financial statements which resulted in an increase to Dividend income of approximately $184,000 and a decrease to unrealized and realized gains on investments of approximately $46,000 and $138,000, as well as the changes to the Financial Highlights as disclosed therein, respectively. This adjustment resulted from a misclassification in the June 30, 2015 financial statements whereby income earned from a merger of two of the Fund’s non-affiliate holdings was incorrectly recorded as realized gain on investments. Management has evaluated the adjustment and concluded that it is not material to the previously issued 2015 or the current year annual financial statements.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Intrepid Advantage Fund	0.25%	0.75%	n/a
Intrepid America Fund	0.25	0.75	0.50%
Intrepid Growth Fund	0.25	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75	n/a
Intrepid Value Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	16	1
Intrepid Mid Cap Fund	33	1
Intrepid Value Fund	11	—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	0.05	0.25

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund	1.04	1.54	1.29%	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.17	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.08	0.48	0.43	0.68

The expense limitation agreements were in effect for the year ended June 30, 2016 and are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$118	$17	$20	$155	$5
Intrepid America Fund	—	—	131	131	6
Intrepid Growth Fund	1,144	763	324	2,231	52
Intrepid Mid Cap Fund	675	448	895	2,018	1
Intrepid Value Fund	861	574	2,536	3,971	199

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

Intrepid Advantage Fund	$1
Intrepid America Fund	202
Intrepid Growth Fund	60
Intrepid Mid Cap Fund	40
Intrepid Value Fund	86

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

During the year ended June 30, 2016, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	1
Intrepid Value Fund	9

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$6,266	$9,202
Intrepid America Fund	2,550,225	2,483,017
Intrepid Growth Fund	700,445	746,420
Intrepid Mid Cap Fund	707,571	692,967
Intrepid Value Fund	1,151,630	1,106,032

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$15,371	$4,373	$642	$3,731
Intrepid America Fund	3,232,209	599,680	128,629	471,051
Intrepid Growth Fund	805,213	205,291	29,586	175,705
Intrepid Mid Cap Fund	843,956	164,618	49,420	115,198
Intrepid Value Fund	1,526,915	251,901	87,785	164,116

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$328	$—	$328
Intrepid America Fund	49,123	221,873	270,996
Intrepid Growth Fund	9,436	—	9,436
Intrepid Mid Cap Fund	19,785	59,343	79,128
Intrepid Value Fund	34,523	75,728	110,251

*	Short-term gains are treated as ordinary income for income tax purposes.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$148	$—	$148
Intrepid America Fund	56,358	141,838	198,196
Intrepid Growth Fund	4,887	—	4,887
Intrepid Mid Cap Fund	10,207	88,925	99,132
Intrepid Value Fund	42,160	106,268	148,428

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$79	$(1,835)	$3,731
Intrepid America Fund	27,153	67,522	471,051
Intrepid Growth Fund	5,225	(121,929)	175,705
Intrepid Mid Cap Fund	1,122	190	115,198
Intrepid Value Fund	1,510	725	164,116

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

As of June 30, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,835	$1,835
Intrepid Growth Fund	121,929	—	121,929

During the year ended June 30, 2016, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$281
Intrepid Growth	40,858

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid Growth Fund	$21,993	$—
Intrepid Mid Cap Fund	20,915	(358)
Intrepid Value Fund	47,422	(22,829)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Advantage Fund	2	12.2%	2	10.3%
Intrepid Mid Cap Fund	2	12.9	—	n/a
Intrepid Value Fund	—	n/a	2	52.6

As of June 30, 2016, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.8%	60.9%
Intrepid Growth Fund	48.7	n/a
Intrepid Mid Cap Fund	31.6	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 29, 2016

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	67

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,003.90	$5.73	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class C
Actual	1,000.00	1,001.50	8.21	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	1,005.10	4.49	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Intrepid America Fund
Class A
Actual	1,000.00	994.60	5.21	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class C
Actual	1,000.00	992.20	7.58	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class R2
Actual	1,000.00	993.60	6.34	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class R5
Actual	1,000.00	996.90	2.93	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	997.40	2.43	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Select Class
Actual	1,000.00	996.10	3.72	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio

Intrepid Growth Fund
Class A
Actual	$1,000.00	$992.40	$4.61	0.93%
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	990.00	7.03	1.42
Hypothetical	1,000.00	1,017.80	7.12	1.42
Class R2
Actual	1,000.00	991.00	5.79	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class R5
Actual	1,000.00	994.60	2.38	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Class R6
Actual	1,000.00	994.80	2.08	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Select Class
Actual	1,000.00	993.50	3.37	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,039.30	5.83	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class C
Actual	1,000.00	1,036.20	9.01	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class R6
Actual	1,000.00	1,042.20	3.30	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Select Class
Actual	1,000.00	1,041.20	4.57	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	994.80	4.12	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class C
Actual	1,000.00	992.20	6.59	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class R2
Actual	1,000.00	993.70	5.35	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08
Class R5
Actual	1,000.00	996.50	2.38	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Class R6
Actual	1,000.00	996.80	2.13	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43
Select Class
Actual	1,000.00	995.50	3.37	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	92.08
Intrepid Value Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$221,873
Intrepid Mid Cap Fund	59,343
Intrepid Value Fund	75,728

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$328
Intrepid America Fund	49,123
Intrepid Growth Fund	9,436
Intrepid Mid Cap Fund	19,516
Intrepid Value Fund	34,523

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-INT-616

ITEM 2. CODE OF ETHICS.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2016 – $404,260

2015 – $382,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2016 – $56,400

2015 – $55,000

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2016 – $148,190

2015 – $140,430

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2016 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%

2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $29.4 million

2014 - $30.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Office
September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2016